EXECUTION VERSION US-DOCS\133960080.4 FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 18, 2022, by and among Blend Labs, Inc., as Borrower (in such capacity, the “Borrower”), each of the Guarantors party hereto, and Owl Rock Technology Finance Corp. (“Owl Rock”), as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, the Borrower, the other Guarantors party thereto from time to time, the Administrative Agent, Owl Rock, as Collateral Agent for the Secured Parties, and the Lenders party thereto from time to time entered into that certain Credit Agreement, dated as of June 30, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Agreement”); WHEREAS, certain loans or other extensions of credit under the Existing Agreement or other Loan Documents bear or are permitted to bear interest, or incur or are permitted to incur fees, commissions or other amounts, based on the LIBO Rate in accordance with the terms of the Existing Agreement or the other Loan Documents; and WHEREAS, an Alternative Interest Rate Election Event (as defined in the Existing Agreement) has occurred with respect to the LIBO Rate and the applicable parties to the Existing Agreement have determined in accordance therewith and any other applicable Loan Document that the LIBO Rate should be replaced with Term SOFR (as defined in the Amended Credit Agreement, as defined herein) on or after the First Amendment Effective Date (as defined herein) pursuant to the Amended Credit Agreement (such replacement, the “Interest Rate Replacement”). NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Defined Terms. Capitalized terms used herein (including in the preamble and recitals above) but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Amended Credit Agreement. SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof: (a) the Existing Agreement (excluding the schedules, exhibits and signature pages thereto, except as set forth in Section 1(b) below) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in Exhibit A attached hereto. (b) each of Exhibit B and Exhibit D to the Existing Agreement are hereby amended and restated in their entirety as set forth in Exhibit B-1 and Exhibit B-2 hereto, respectively The Existing Agreement and Exhibits thereto, as so amended pursuant to the foregoing clauses (a)

US-DOCS\133960080.4 and (b), are referred to herein as the “Amended Credit Agreement”. SECTION 3. Notice. To the extent that the Administrative Agent is required (pursuant to any Loan Document or otherwise) to provide notice to the Borrower, any Lender or any other party to the Existing Agreement of an Alternative Interest Rate Election Event (or other analogous or similar event) and the adoption and implementation of Term SOFR or the use and administration thereof, this Amendment shall constitute such notice. SECTION 4. Conditions to the Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (the first date on which each of the following conditions is satisfied, the “First Amendment Effective Date”): (a) Amendment. The Administrative Agent has received this Amendment executed and delivered by a duly authorized officer of the Borrower and each other Credit Party. (b) Representations and Warranties. Each of the representations and warranties made by any Credit Party set forth in Article III of the Amended Credit Agreement or in any other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date. SECTION 5. Objection from Required Lenders. The Administrative Agent has not received, within five (5) Business Days of notice to the Lenders of the Interest Rate Replacement, written notice of objection to this Amendment from Lenders comprising the Required Lenders in accordance with Section 2.11 of the Existing Agreement. SECTION 6. Expenses. This Agreement is subject to the provisions of Section 9.08(a) of the Amended Credit Agreement relating to expenses, which provisions are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full. SECTION 7. Counterparts; Facsimile Signature. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Except as provided in Section 4, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

US-DOCS\133960080.4 SECTION 8. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. SECTION 9. Successors; Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no Credit Party may assign or transfer any of its rights or obligations under this Amendment without the prior written consent of Agent and each Lender. SECTION 10. Governing Law. This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the jurisdiction that governs the Existing Agreement in accordance with the terms thereof. SECTION 11. Reaffirmation. Each Credit Party hereto as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Person grants Liens in its property or otherwise acts as accommodation party or guarantor, as the case may be pursuant to the Loan Documents, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Existing Agreement and each other Loan Document to which it is a party (after giving effect hereto) and (ii) to the extent such Person granted Liens in any of its property pursuant to any Loan Documents as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of Liens and confirms and agrees that such Liens hereafter secure all of the Obligations as amended hereby. Each Credit Party hereto hereby consents to this Amendment and acknowledges that the Existing Agreement and each other Loan Document remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or the Lenders, constitute a waiver of any provision of the Existing Agreement or any other Loan Document or serve to effect a novation of the obligations except as expressly set forth herein. SECTION 12. Reference to and Effect on the Existing Agreement and the Other Loan Documents. On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to the “Agreement”, and the use therein of “hereunder”, “herein” or words of like import referring to the Agreement, and each reference in the other Loan Documents to the Existing Agreement and the use therein of “thereunder”, “thereof” or words of like import referring to the Existing Agreement, shall, in each case, mean and be a reference to the Existing Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Existing Agreement and the other Loan Documents shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed, and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Amended Agreement, any of the other Amended Documents or otherwise. This Amendment shall be deemed to be a “Loan Document”, “Credit Document”, “Transaction Document”, “Financing Agreement” or “Related Document” (or other analogous or similar defined term) for purposes of the Amended Credit Agreement and the other Loan Documents. SECTION 13. Transition to SOFR. Notwithstanding anything set forth in the Existing Agreement or the Amended Credit Agreement, but subject to Section 2.06(b) of the Amended Credit Agreement, in lieu of the Borrower delivering a notice or taking any other action proscribed thereby, as of the First Amendment Effective Date (after giving effect to this Amendment and subject to Section 2.06(b) thereof), all Loans outstanding on the First Amendment Effective Date (or such later date subject to Section

US-DOCS\133960080.4 2.06(b) of the Amended Credit Agreement) shall be Loans bearing interest based upon the Adjusted Term SOFR Rate with an Interest Period of 1 month, in each case, until such time as otherwise provided by the Amended Credit Agreement. [Signature Pages Follow]

[Signature Page to First Amendment] Each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written. BLEND LABS, INC., as Borrower By: ___________________________________ Name: Title: GUARANTORS: BLEND BROKERAGE, INC. By: Name: Marc Greenberg Title: Chief Financial Officer BLEND TITLE INSURANCE AGENCY, INC. By: Name: Marc Greenberg Title: Chief Financial Officer BLEND INSURANCE AGENCY, INC. By: Name: Marc Greenberg Title: Chief Financial Officer BLEND OPERATIONS, INC. By: Name: Marc Greenberg Title: Chief Financial Officer BLEND INSIGHTS, INC. By: Name: Marc Greenberg Title: Chief Financial Officer DocuSign Envelope ID: 99D74B5D-D624-47EA-8FC8-3C97097551A2 Marc Greenberg Chief Financial Officer

[Signature Page to First Amendment] BLEND TITLE COMPANY INC. By: Name: Marc Greenberg Title: Chief Financial Officer DocuSign Envelope ID: 99D74B5D-D624-47EA-8FC8-3C97097551A2

[Signature Page to Amendment] ADMINISTRATIVE AGENT: OWL ROCK TECHNOLOGY FINANCE CORP. By: Name: Jon ten Oever Title: Authorized Signatory

[Signature Page to Amendment] LENDERS: OR TECH LENDING LLC By: Name: Jon ten Oever Title: Authorized Signatory OR LENDING LLC By: Name: Jon ten Oever Title: Authorized Signatory ORO BL LLC By: Owl Rock Opportunistic Master Fund I, L.P. Its Sole Member By: Owl Rock Opportunistic GP, LLC its General Partner By: Name: Jon ten Oever Title: Authorized Signatory

US-DOCS\133960080.4 EXHIBIT A Amended Credit Agreement See attached.

EXECUTION COPY Conformed through First Amendment to Credit Agreement Dated October 18, 2022 CREDIT AGREEMENT dated as of June 30, 2021 among BLEND LABS, INC., as Borrower, THE GUARANTORS FROM TIME TO TIME PARTY HERETO, THE LENDERS FROM TIME TO TIME PARTY HERETO, OWL ROCK TECHNOLOGY FINANCE CORP., as Administrative Agent and Collateral Agent OWL ROCK TECHNOLOGY ADVISORS LLC, as Lead Arranger and Bookrunner, and OR TECH LENDING LLC, OR LENDING LLC, and ORO BL LLC, as Co-Syndication Agents. US-DOCS\121951479.16133960081.2

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.01 Defined Terms 2 Section 1.02 Classification of Loans and Borrowings 5862 Section 1.03 Terms Generally 5862 Section 1.04 Accounting Terms; GAAP; Tax Laws 5963 Section 1.05 Resolution of Drafting Ambiguities 6165 Section 1.06 Limited Condition Acquisition 6165 Section 1.07 Times of Day 6266 Section 1.08 Deliveries 6266 Section 1.09 Schedules and Exhibits 6266 Section 1.10 Currency Generally 6266 Section 1.11 Basket Amounts and Application of Multiple Relevant Provisions 6366 Section 1.12 Rates 67 ARTICLE II THE CREDITS Section 2.01 Commitments 6368 Section 2.02 Loans 6468 Section 2.03 Borrowing Procedure 6570 Section 2.04 Evidence of Debt; Repayment of Loans 6670 Section 2.05 Fees 6771 Section 2.06 Interest on Loans 6872 Section 2.07 Termination and Reduction of Commitments 6974 Section 2.08 Interest Elections 7074 Section 2.09 Amortization of Term Loans 7176 Section 2.10 Optional and Mandatory Prepayments of Loans 7176 Section 2.11 Alternate Rate of Interest 77Benchmark Replacement 82 Section 2.12 Yield Protection 7883 Section 2.13 Funding Losses 8085 Section 2.14 Payments Generally; Pro Rata Treatment; Sharing of Setoffs 8085 Section 2.15 Taxes 8388 Section 2.16 Mitigation Obligations; Replacement of Lenders 8792 Section 2.17 Swingline Loans 8893 Section 2.18 Letters of Credit 9095 Section 2.19 Defaulting Lenders 98103 Section 2.20 Increase in Commitments 101106 Section 2.21 Extension Amendments 105110 Section 2.22 Refinancing Facilities 108113 Section 2.23 Tax Treatment 109114 i US-DOCS\121951479.16133960081.2

ARTICLE III REPRESENTATIONS AND WARRANTIES Section 3.01 Organization; Powers 109114 Section 3.02 Authorization; Enforceability 109114 Section 3.03 No Conflicts 109114 Section 3.04 Financial Statements; Projections. 110115 Section 3.05 Properties 111116 Section 3.06 Intellectual Property 111116 Section 3.07 Equity Interests and Restricted Subsidiaries 112117 Section 3.08 Litigation 112117 Section 3.09 Federal Reserve Regulations 113118 Section 3.10 Investment Company Act 113118 Section 3.11 Use of Proceeds 113118 Section 3.12 Taxes 113118 Section 3.13 No Material Misstatements 114119 Section 3.14 Labor Matters 114119 Section 3.15 Solvency 114119 Section 3.16 Employee Benefit Plans 114119 Section 3.17 Environmental Matters 115120 Section 3.18 Security Documents 116121 Section 3.19 Anti-Terrorism Law 116121 Section 3.20 OFAC 117122 Section 3.21 Foreign Corrupt Practices Act 117122 Section 3.22 Compliance with Law 117122 Section 3.23 No Defaults 117122 ARTICLE IV CONDITIONS Section 4.01 Conditions to Initial Credit Extension 117122 Section 4.02 Conditions to All Credit Extensions 121126 ARTICLE V AFFIRMATIVE COVENANTS Section 5.01 Financial Statements, Reports, etc. 122127 Section 5.02 Litigation and Other Notices 124129 Section 5.03 Existence; Properties 125130 Section 5.04 Insurance 125130 Section 5.05 Taxes 126131 Section 5.06 Employee Benefits 126131 Section 5.07 Maintaining Records; Access to Properties and Inspections 127132 Section 5.08 Use of Proceeds 128133 Section 5.09 Compliance with Environmental Laws; Environmental Reports 128133 Section 5.10 Additional Collateral; Additional Guarantors 128133 Section 5.11 Security Interests; Further Assurances 130135 Section 5.12 Maintenance of Deposit Accounts 131136 Section 5.13 Compliance with Laws 131136 ii US-DOCS\121951479.16133960081.2

Section 5.14 Anti-Terrorism Law; Anti-Money Laundering; Foreign Corrupt Practices Act 131136 Section 5.15 Post-Closing Deliveries 132137 ARTICLE VI NEGATIVE COVENANTS Section 6.01 Indebtedness 133138 Section 6.02 Liens 136141 Section 6.03 Investments, Loans and Advances 140145 Section 6.04 Mergers and Consolidations 143148 Section 6.05 Asset Sales 144149 Section 6.06 Dividends 147152 Section 6.07 Transactions with Affiliates 149154 Section 6.08 Financial Covenant 151156 Section 6.09 Prepayments of Certain Indebtedness; Modifications of Organizational Documents and Other Documents, etc. 151156 Section 6.10 No Further Negative Pledge; Subsidiary Distributions 154159 Section 6.11 Nature of Business 154159 Section 6.12 Fiscal Year 155160 ARTICLE VII GUARANTEE Section 7.01 The Guarantee 155160 Section 7.02 Obligations Unconditional 155160 Section 7.03 Reinstatement 157162 Section 7.04 Subrogation; Subordination 157162 Section 7.05 Remedies 158163 Section 7.06 Instrument for the Payment of Money 158163 Section 7.07 Continuing Guarantee 158163 Section 7.08 General Limitation on Guarantee Obligations 158163 Section 7.09 Release of Guarantors 158163 Section 7.10 Right of Contribution 159164 ARTICLE VIII EVENTS OF DEFAULT Section 8.01 Events of Default 159164 Section 8.02 Application of Proceeds 162167 ARTICLE IX THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT Section 9.01 Appointment and Authority 163168 Section 9.02 Binding Effect 164169 Section 9.03 Use of Discretion 164169 Section 9.04 Delegation of Rights and Duties 165170 Section 9.05 Reliance and Liability 165170 Section 9.06 Administrative Agent Individually 166171 Section 9.07 Lender Credit Decision 166171 iii US-DOCS\121951479.16133960081.2

Section 9.08 Expenses, Indemnification 167172 Section 9.09 Resignation of Administrative Agent or Issuing Bank 168173 Section 9.10 Release or Subordination of Collateral or Guarantors 169174 Section 9.11 Additional Secured Parties 171176 Section 9.12 Certain ERISA Matters. 171176 Section 9.13 Erroneous Payments 172177 ARTICLE X MISCELLANEOUS Section 10.01 Notices 174179 Section 10.02 Waivers; Amendment 178183 Section 10.03 Expenses; Indemnity; Damage Waiver 183188 Section 10.04 Successors and Assigns 186191 Section 10.05 Survival of Agreement 191196 Section 10.06 Counterparts; Integration; Effectiveness 192197 Section 10.07 Severability 192197 Section 10.08 Right of Setoff 192197 Section 10.09 Governing Law; Jurisdiction; Consent to Service of Process 193198 Section 10.10 Waiver of Jury Trial 194199 Section 10.11 Headings 194199 Section 10.12 Treatment of Certain Information; Confidentiality 194199 Section 10.13 USA PATRIOT Act Notice 196201 Section 10.14 Interest Rate Limitation 196201 Section 10.15 Obligations Absolute 196201 Section 10.16 No Advisory or Fiduciary Responsibility 197202 Section 10.17 Intercreditor Agreement 197202 Section 10.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 198203 Section 10.19 Electronic Execution of Assignments and Certain Other Documents 198203 Section 10.20 No Other Duties 199204 ARTICLE XI ACQUISITION MATTERS Section 11.01 Consent to the Closing Date Acquisition 199204 Section 11.02 Reference to Closing Date 199204 iv US-DOCS\121951479.16133960081.2

ANNEXES Annex A Commitments SCHEDULES Schedule 3.03 Conflicts Schedule 3.06 Intellectual Property Schedule 3.07 Subsidiaries Schedule 3.08 Litigation Schedule 5.15 Post-Closing Deliveries Schedule 6.01(b) Permitted Surviving Indebtedness Schedule 6.02(c) Existing Liens Schedule 6.03(b) Existing Investments Schedule 6.05 Permitted Dispositions Schedule 6.07 Transactions with Affiliates EXHIBITS Exhibit A Form of Assignment and Assumption Exhibit B Form of Borrowing Request Exhibit C Form of Compliance Certificate Exhibit D Form of Interest Election Request Exhibit E Form of Joinder Agreement Exhibit F Form of LC Request Exhibit G-1 Form of Term Loan Note Exhibit G-2 Form of Revolving Note Exhibit G-3 Form of Swingline Note Exhibit H-1 Form of U.S. Tax Compliance Certificate Exhibit H-2 Form of U.S. Tax Compliance Certificate Exhibit H-3 Form of U.S. Tax Compliance Certificate Exhibit H-4 Form of U.S. Tax Compliance Certificate Exhibit I Form of Solvency Certificate Exhibit J Form of Board Observer Letter Exhibit K Form of Warrant v US-DOCS\121951479.16133960081.2

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”), dated as of June 30, 2021, is made among Blend Labs, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors (such terms and each other capitalized term used but not defined herein having the meaning given to it in Article I) from time to time party hereto, the Lenders from time to time party hereto and Owl Rock Technology Finance Corp. (“Owl Rock”), as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”), OR Tech Lending LLC, OR Lending LLC and ORO BL LLC, as Co-Syndication Agents (together with each other Lender that is an Affiliate of Owl Rock that signs this Agreement, each a “Co-Syndication Agent”, and collectively, the “Co-Syndication Agents”) and Owl Rock Technology Advisors LLC, as Lead Arranger (“Lead Arranger”) and Bookrunner (“Bookrunner”). WITNESSETH: WHEREAS, on the Closing Date, pursuant to the Stock Purchase Agreement, dated as of March 12, 2021 (together with the exhibits and schedules thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner permitted hereunder, the “Closing Date Acquisition Agreement”), by and among Borrower, T365 (as defined herein), Xome Holdings LLC and, with respect to certain provisions thereof, Mr. Cooper Group Inc., Borrower intends to consummate the acquisition of 90.1% of the outstanding equity interests of T365 (the “Closing Date Acquisition”); WHEREAS, on the Closing Date, the Borrower has requested that (a) the Term Loan Lenders extend credit in the form of Term Loans in an aggregate principal amount equal to $225,000,000 to (i) fund a portion of the consideration for the Closing Date Acquisition and (ii) pay related fees, costs and expenses and other transaction costs incurred in connection with the Transactions (including without limitation upfront fees and original issue discount) and (b) the Revolving Lenders extend Revolving Loans of a maximum commitment of up to $25,000,000 at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount not in excess of the Total Revolving Commitment (as defined below) (which shall include a Letter of Credit sub-facility of up to $10,000,000, a sub-facility for Swingline Loans of up to $5,000,000 and will provide that no extensions of Revolving Loans will be made on the Closing Date). NOW, THEREFORE, the Lenders are willing to extend such credit to the Borrower and the Issuing Bank is willing to issue letters of credit for the account of the Borrower on the terms and subject to the conditions set forth herein. Accordingly, in consideration of the mutual covenants and agreements set forth herein and in the other Loan Documents, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: US-DOCS\121951479.16133960081.2

ARTICLE I DEFINITIONS Defined Terms. As used in this Agreement, the following termsSection 1.01 shall have the meanings specified below: “ABR” when used in reference to any Loan or Borrowing, is used when such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “ABR Borrowing” shall mean a Borrowing comprised of ABR Loans. “ABR Loan” shall mean any ABR Term Loan or ABR Revolving Loan. “ABR Revolving Loan” shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II. “ABR Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II. “ABR Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Additional Amount” shall have the meaning assigned to such term in Section 2.15(a). “Additional Guarantor” shall mean any Restricted Subsidiary that becomes a Guarantor after the Closing Date pursuant to Section 5.10. “Additional Lender” shall mean each Eligible Assignee that becomes a Lender. “Adjusted LIBO RateTerm SOFR” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (i)(a) an interestfor purposes of any calculation, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1.00%) equal to the LIBO Rate for such Eurodollar Borrowing in effect for such Interest Period divided by (b) 1 minus the Statutory Reserves (if any) for such Eurodollar Borrowing for such Interest Period and (ii) 1.00%equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” shall have the meaning given to that term in the preamble hereto, and include each other person appointed as a successor pursuant to Article IX. “Administrative Questionnaire” shall mean an Administrative Questionnaire in form that may be supplied from time to time by Administrative Agent. 2 US-DOCS\121951479.16133960081.2

"**Affiliate**" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the person specified; *provided*, *however*, that neither any Lender nor any Agent (nor any of their Affiliates) shall be deemed to be an Affiliate of the Borrower or any of its Subsidiaries solely by virtue of its capacity as a Lender or Agent hereunder.

"**Agent-Related Distress Event**" means, with respect to the Administrative Agent, the Collateral Agent or any Person that directly or indirectly controls the Administrative Agent or Collateral Agent (each, a "**Distressed Agent-Related Person**"), a voluntary or involuntary case with respect to such Distressed Agent-Related Person under any Debtor Relief Law is commenced, or a custodian, conservator, receiver or similar official is appointed for such Distressed Agent-Related Person or any substantial part of such Distressed Agent-Related Person's assets, or such Distressed Agent-Related Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Agent-Related Person to be, insolvent or bankrupt; *provided*, that an Agent-Related Distress Event shall not be deemed to have occurred solely by virtue of any Distressed Agent-Related Person (other than the Administrative Agent or the Collateral Agent) owning Equity Interests in the Administrative Agent, the Collateral Agent or any Person that directly or indirectly controls the Administrative Agent.

"**Agents**" shall mean the Administrative Agent, the Co-Syndication Agents, the Collateral Agent, Lead Arranger and Bookrunner; and "**Agent**" shall mean either of them.

"**Agreement**" shall have the meaning assigned to such term in the preamble hereto.

"**Alternate Base Rate**" shall mean, for any day, a rate per annum equal (rounded upward, if necessary, to the next highest 1/100 of 1%) to the highest of (i) the Base Rate as in effect on such date, (ii) the Federal Funds Rate as in effect on such date plus 1/2 of 1.00% and (iii) ~~the~~Adjusted Term SOFR for a one-month ~~Adjusted LIBO Rate~~tenor in effect on such ~~date~~day plus 1.00% per annum. The applicable Alternate Base Rate shall at no time be less than 2.00% per annum. Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Rate or ~~the~~ Adjusted ~~LIBO Rate~~Term SOFR shall be effective on the effective date of such change in the Base Rate, the Federal Funds Rate or ~~the~~ Adjusted ~~LIBO Rate~~Term SOFR, as the case may be.

"**Anti-Terrorism Laws**" shall have the meaning assigned to such term in Section 3.19.

"**Applicable Margin**" shall mean (x) 6.50% per annum for ABR Loans and (y) 7.50% per annum for ~~Eurodollar~~SOFR Loans and the LC Participation Fee. Notwithstanding the foregoing, the Applicable Margin in respect of any Extended Loan shall be the applicable percentages per annum set forth in the relevant Extension Amendment.

"**Applicable Other Indebtedness**" shall have the meaning assigned to such term in Section 2.10(i).

3

US-DOCS\~~121951479.16~~133960081.2

“Applicable Prepayment Premium” means, as of the date of any prepayment subject to the Applicable Prepayment Premium, the present value at such date of all remaining interest payments on the principal amount of the Term Loans so prepaid or repaid to, but excluding, the second anniversary of the Closing Date, assuming a date of prepayment or repayment on the second anniversary of the Closing Date, in each case, computed using a discount rate equal to the Treasury Rate plus 0.50%. “Applicable Tax Laws” shall mean the Code and any other applicable Requirement of Law relating to Taxes, as in effect from time to time. “Approved Fund” shall mean any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity, or an Affiliate of an entity, that administers, advises or manages a Lender. “Arrangement Fee Letter” shall mean that certain Arrangement Fee Letter, dated March 12, 2021, by and between the Borrower and the Lead Arranger. “Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms. “Asset Sale” shall mean any conveyance, sale, transfer or other disposition of any property (including Equity Interests of a Group Member) other than as permitted pursuant to Section 6.05 (other than Section 6.05(b) or (q)), and in any event “Asset Sales” shall exclude Casualty Events of any Group Member. “Asset Sale/Casualty Event Threshold” shall have the meaning assigned to such term in Section 2.10(c)(i). “Assignment and Assumption” shall mean an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.04(b)), and accepted by the Administrative Agent, in substantially the form (including electronic documentation generated by use of an electronic platform) of Exhibit A, or any other form approved by the Administrative Agent. “Attributable Indebtedness” shall mean, when used with respect to any Sale Leaseback Transaction, as at the time of determination, the present value (discounted at a rate equivalent to the Borrower’s then-current weighted average cost of funds for borrowed money as at the time of determination, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments during the remaining term of the lease included in any such Sale Leaseback Transaction. “Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such 4 US-DOCS\121951479.16133960081.2

Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.11(d). “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers. “Bail-In Legislation” shall mean: (a) with respect to any EEA Member Country implementing Article 55 BRRD, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and (b) in relation to any state other than such an EEA Member Country or (to the extent that the United Kingdom is not such an EEA Member Country) the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation. “Bankruptcy Code” shall mean the Federal Bankruptcy Reform Act of 1978, as heretofore and hereafter amended, and codified as 11 U.S.C. §§ 101 et seq. and the regulations issued thereunder. “Base Rate” shall mean a rate per annum equal to the rate last quoted by The Wall Street Journal as the “Prime Rate” in the United States or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). “Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.11(a). “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. 5 US-DOCS\121951479.16133960081.2

“Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” shall mean the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an 6 US-DOCS\121951479.16133960081.2

insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” shall mean the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.11 “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association. “Beneficial Ownership Regulation” means 31 C.F. R. § 1010.230. “Benefit Plan” means any of (a) an Employee Benefit Plan that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such Employee Benefit Plan or “plan”. 7 US-DOCS\121951479.16133960081.2

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States. “Board Observer Letter” means a board observer rights letter substantially in the form of Exhibit J. “Board of Directors” shall mean, with respect to any person, (a) in the case of any corporation, the board of directors of such person, (b) in the case of any limited liability company, the board of managers, manager or managing member of such person, (c) in the case of any partnership, the general partner of such person and (d) in any other case, the functional equivalent of the foregoing. “Bookrunner” shall have the meaning assigned to such term in the preamble. “Borrower” shall have the meaning assigned to such term in the preamble hereto. “Borrowing” shall mean (a) Loans of the same Type, made, converted or continued on the same date and, in the case of EurodollarSOFR Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. “Borrowing Request” shall mean a written request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit B, or such other form (including electronic documentation generated by the use of an electronic platform) as shall be approved by the Administrative Agent (which approval shall not be unreasonably withheld). “Business Day” shall mean any day other than a Saturday, Sunday or other day on which banks in New York City are authorized or required by law to close; provided, however, that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank marketSOFR Loan, or any other calculation or determination involving SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Capital Assets” shall mean, with respect to any person, all equipment, rolling stock, aircraft, fixed assets and Real Property or improvements of such person, or replacements or substitutions therefor or additions thereto, that, in accordance with GAAP, have been or should be reflected as additions to property, plant or equipment on the balance sheet of such person. “Capital Expenditures” shall mean, for any period, the aggregate of, without duplication, (a) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Restricted Subsidiaries and (b) Capital Lease Obligations incurred by the Borrower and its Restricted Subsidiaries during such period. “Capital Lease Obligations” shall mean, at the time any determination thereof is to be made, the amount of the liability in respect of a Capital Lease that would at such time be 8 US-DOCS\121951479.16133960081.2 required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP as in effect on December 31, 2018. “Capital Leases” shall mean all leases that are required to be, in accordance with GAAP as in effect on December 31, 2018, recorded as capitalized leases; provided that the adoption or issuance of any accounting standards after such date will not cause any lease that was not or would not have been a Capital Lease prior to such adoption or issuance to be deemed a Capital Lease. “Cash Equivalents” shall mean, as to any person, (a) securities issued, or directly, unconditionally and fully guaranteed or insured, by the United States or any political subdivision, agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such person; (b) securities issued, or directly, unconditionally and fully guaranteed or insured, by any state of the United States or any political subdivision of any such state or any public instrumentality thereof (provided that the full faith and credit of such state is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such person; (c) time deposits and certificates of deposit of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia having, capital and surplus aggregating in excess of $500,000,000 and a rating of “A” (or such other similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) with maturities of not more than one year from the date of acquisition by such person, and securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of this clause (c); (d) repurchase obligations for underlying securities of the types described in clauses (a), (b) or (c) above entered into with any bank meeting the qualifications specified in clause (c) above, which repurchase obligations are secured by a valid perfected security interest in the underlying securities; (e) commercial paper issued by any person incorporated in the United States rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody’s, and in each case maturing not more than one year after the date of acquisition by such person; (f) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (a) through (e) above, or that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P or Aaa by Moody’s and (iii) have portfolio assets of at least $500,000,000; and (g) demand deposit accounts maintained in the ordinary course of business. “Casualty Event” shall mean any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of any Group Member. “Casualty Event” shall include but not be limited to any taking of all or any part of any Real Property of any Person, in or by condemnation or other eminent domain proceedings pursuant to any Requirements of Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any Person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof. 9 US-DOCS\121951479.16133960081.2

“CFC” shall mean a Foreign Subsidiary that is a controlled foreign corporation within the meaning of Section 957 of the Code. “CFC Holding Company” shall mean any (a) Subsidiary of the Borrower, substantially all of the assets of which consist of (i) Equity Interests (including any debt instrument treated as equity for U.S. federal income tax purposes) or (ii) Equity Interests (including any debt instrument treated as equity for U.S. federal income tax purposes) and debt instruments, in the case of clauses (a)(i) and (a)(ii), of one or more CFCs and (b) any Subsidiary of the Borrower, substantially all of the assets of which consists of (i) Equity Interests (including any debt instrument treated as equity for U.S. federal income tax purposes) or (ii) Equity Interests (including any debt instrument treated as equity for U.S. federal income tax purposes) and debt instruments, in the case of clauses (b)(i) and (b)(ii), of one or more other Subsidiaries of the type referred to in the immediately preceding clause (a). A “Change in Control” shall be deemed to have occurred if: any “person” or “group” (as such terms are used in Sections 13(d) and(a) 14(d) of the Exchange Act), in each case other than a Permitted Holder (i) at any time prior to the occurrence of a Qualifying IPO, (x) is or becomes the beneficial owner (as defined in Rules 13d-3 (other than clause (b) thereof) and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50.1% or more of the Voting Stock of the Borrower or (y) has or acquires the power (whether or not exercised) to appoint or remove a majority of the Board of Directors of the Borrower or (ii) at any time after the occurrence of a Qualified IPO, is or becomes the beneficial owner (as defined in Rules 13d-3 (other than clause (b) thereof) and 13d-5 under the Exchange Act, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35.0% or more of the Voting Stock of the Borrower; the sale, lease or transfer, in one or a series of related transactions, of all or(b) substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than the Borrower or a Guarantor; or a “Change in Control” (or equivalent term) as defined in the definitive debt(c) documentation for other Indebtedness (including, without limitation, any Permitted Convertible Indebtedness and any other Convertible Indebtedness) of the Borrower or its Restricted Subsidiaries, so long as the aggregate principal amount of such Indebtedness exceeds $17,500,000. For purposes of this definition, a person acquiring Voting Stock shall not be deemed to have beneficial ownership of such Voting Stock subject to a stock purchase agreement, merger agreement or similar agreement, so long as such agreement contains a condition to the closing of the transactions contemplated thereunder that the Obligations shall be 10 US-DOCS\121951479.16133960081.2

Paid in Full and the Commitments hereunder terminated prior to (or contemporaneously with) the consummation of such transactions. “Change in Law” shall mean (a) the adoption of, or taking effect of, any law, treaty, order, rule or regulation after the date hereof, (b) any change in any law, treaty, order, rule or regulation or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the date hereof or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date hereof; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued. “Class” subject to Section 2.21 and Section 2.22, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Term Loan Commitment or Swingline Commitment, in each case, under this Agreement as originally in effect or pursuant to Section 2.20. “Closing Date” shall mean June 30, 2021. “Closing Date Acquisition” shall have the meaning assigned to such term in the recitals hereto. “Closing Date Acquisition Agreement” shall have the meaning assigned to such term in the recitals hereto. “Closing Date Acquisition Documents” shall mean the Closing Date Acquisition Agreement and all material documents and agreements related thereto or expressly contemplated thereby (in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in a manner permitted hereunder). “Closing Date Fee Letter” shall mean that certain Closing Date Fee Letter, dated March 12, 2021, by and among the Borrower and the Commitment Parties. “Co-Syndication Agents” shall have the meaning assigned to such term in the preamble. “Code” shall mean the Internal Revenue Code of 1986, as amended. “Collateral” shall mean, collectively, all of the Security Agreement Collateral and all other property of whatever kind and nature, whether now owned or hereinafter acquired, subject or purported to be subject from time to time to a Lien under any Security Document and in each case other than Excluded Property. 11 US-DOCS\121951479.16133960081.2

“Collateral Agent” shall have the meaning assigned to such term in the preamble hereto, and include each other person appointed as a successor thereto pursuant to Article IX. For purposes of Article IX only, references to the Administrative Agent shall be deemed to also refer to the Collateral Agent unless the context requires otherwise. “Commitment” shall mean, with respect to any Lender, such Lender’s Revolving Commitment, Term Loan Commitment or Swingline Commitment. “Commitment Letter” means the Commitment Letter, dated March 12, 2021, by and among the Commitment Parties and the Borrower. “Commitment Parties” shall mean each of Owl Rock and Owl Rock Technology Finance Corp. “Commodity Exchange Act” shall mean the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communications” shall have the meaning assigned to such term in Section 10.01(d). “Company Owned IP” shall mean all Intellectual Property Rights owned by the Borrower or any Restricted Subsidiary. “Company Proprietary Software” shall mean any and all computer programs, including any and all software implementations of algorithms, models and methodologies, whether accessed locally or remotely, whether in source code or object code for which the underlying Intellectual Property Rights are Company Owned IP. “Competitor” means any person that (x) is not a commercial bank, finance company, insurance company, financial institution or other similar entity, in each case that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of business and (y) is an operating company directly engaged in substantially similar business operations as the Borrower and its Subsidiaries (or is a direct or indirect holding company thereof). “Compliance Certificate” shall mean a certificate of a Financial Officer substantially in the form of Exhibit C. “Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.13 and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and 12 US-DOCS\121951479.16133960081.2 implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Total Assets” shall mean, as of any date, the total property and assets of the Borrower and its Restricted Subsidiaries, determined in accordance with GAAP, as set forth on the consolidated balance sheet of the Borrower most recently delivered pursuant to Section 5.01(a) or (b) as applicable (on a Pro Forma Basis after giving effect to any Permitted Acquisitions or any Investments or dispositions permitted hereunder or by the other Loan Documents). “Consolidated Total Indebtedness” shall mean, as of any date of determination, for the Borrower and its Restricted Subsidiaries determined on a consolidated basis, the sum of, without duplication, (a) the aggregate principal amount of (x) all funded Indebtedness for borrowed money (including, without limitation, any Permitted Convertible Indebtedness and any other Convertible Indebtedness) and (y) other Indebtedness or other obligations evidenced by notes, (b) all Purchase Money Obligations (other than in respect of Capital Lease Obligations), (c) the principal portion of Capital Lease Obligations, (e) Earn-Outs and other deferred purchase price obligations, in each case, to the extent such obligations become a liability on the balance sheet of the Borrower and/or its Restricted Subsidiaries in accordance with GAAP and (e) letters of credit (to the extent of any unreimbursed amounts thereunder) that are not paid when the same become due and payable. Notwithstanding the foregoing, in no event shall the following constitute “Consolidated Total Indebtedness”: (i) obligations under any derivative transaction or other Hedging Agreement, (ii) undrawn letters of credit, (iii) Earn-Outs and other deferred purchase price obligations, in each case, to the extent such obligations are not treated as a liability on the balance sheet of the Borrower and/or its Restricted Subsidiaries in accordance with GAAP and (iv) leases that would be characterized as operating leases in accordance with GAAP as in effect on December 31, 2018. “Contingent Obligation” shall mean, as to any person, any obligation or agreement of such person guaranteeing or intended to guarantee any Indebtedness, leases, Dividends or other obligations (“primary obligations”) of any other person (the “primary obligor”) in any manner, whether directly or indirectly, including any such obligation or agreement of such person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make 13 US-DOCS\121951479.16133960081.2 payment of such primary obligation; (d) with respect to bankers’ acceptances, letters of credit and similar credit arrangements, until a reimbursement obligation arises (which reimbursement obligation shall constitute Indebtedness); or (e) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any product warranties or other similar contingent obligations incurred in the ordinary course of business, including indemnities. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such person may be liable, whether singly or jointly, pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith. “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto. “Convertible Indebtedness” means unsecured Indebtedness of the Borrower or any of its Restricted Subsidiaries permitted to be incurred under this Agreement that is either (a) convertible into common stock of the Borrower (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of the Borrower and/or cash (in an amount determined by reference to the price of such common stock). “Credit Agreement Refinancing Indebtedness” shall mean (a) Permitted Pari Passu Refinancing Debt or (b) Permitted Unsecured Refinancing Debt obtained pursuant to a Refinancing Amendment and/or separate credit documentation to the extent such Indebtedness is to be governed by separate documentation, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Term Loans, Incremental Term Loans, or Refinancing Term Loans, Revolving Loans, Incremental Revolving Loans or Refinancing Revolving Loans hereunder (including any successive Credit Agreement Refinancing Indebtedness) (“Refinanced Debt”); provided that (i) such extending, renewing or refinancing Indebtedness is in an original aggregate principal amount not greater than (A) the aggregate principal amount of the Refinanced Debt, plus (B) accrued and unpaid interest thereon, any fees, premiums, accrued interest associated therewith, or other reasonable amount paid, and fees, costs and expenses, commissions or underwriting discounts incurred in connection therewith, (ii) the terms applicable to such extending, renewing or refinancing Indebtedness comply with the Required Debt Terms, (iii) such Refinanced Debt (other than unasserted contingent indemnification or reimbursement obligations and letters of credit that have been cash collateralized or backstopped in accordance with the terms thereof) shall be repaid, defeased or satisfied and discharged, and (unless otherwise agreed by all Lenders holding such Refinanced Debt) all accrued interest, fees and premiums (if any) in connection therewith shall be paid 14 US-DOCS\121951479.16133960081.2 substantially concurrently with the issuance or incurrence of such Credit Agreement Refinancing Indebtedness, (iv) if any Refinanced Debt is unsecured, such Credit Agreement Refinancing Indebtedness shall also be unsecured, (v) such Indebtedness is used solely for the substantially concurrent and pro rata replacement or refinancing of the Refinanced Debt and such other amounts set forth in clause (i)(B) above applicable to such Refinanced Debt, (vi) such extending, renewing or refinancing Indebtedness will, to the extent in the form of Refinancing Revolving Loans, Refinancing Revolving Loan Commitments or otherwise refinancing revolving loans and/or revolving commitments, participate in the payment, borrowing, participation and commitment reduction provisions herein on a pro rata basis with any then outstanding Revolving Loans and Revolving Commitments, except that the Borrower shall be permitted to permanently repay and terminate commitments of any such Class on a better than a pro rata basis as compared to any other Class with a later maturity date than such Class. “Credit Extension” shall mean, as the context may require, (i) the making of a Loan by a Lender or (ii) the issuance of any Letter of Credit, or the amendment, extension or renewal of any existing Letter of Credit, by the Issuing Bank. “Credit Parties” shall mean the Borrower and the Guarantors; and “Credit Party” shall mean any one of them. “Debt Issuance” shall mean the incurrence by the Borrower or any of its Restricted Subsidiaries of any Indebtedness after the Closing Date (other than Indebtedness permitted by Section 6.01 (other than Credit Agreement Refinancing Indebtedness which shall, for the avoidance of doubt, constitute a Debt Issuance)). “Debtor Relief Law” shall mean the Bankruptcy Code (including Title 11 of the United States Code, as now constituted or hereafter amended) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Proceeds” shall have the meaning assigned to such term in Section 2.10(j). “Default” shall mean any event, occurrence or condition which is, or upon notice, lapse of time or both would constitute, an Event of Default. “Default Rate” shall have the meaning assigned to such term in Section 2.06(c). “Defaulting Lender” shall mean any Lender, as reasonably determined by the Administrative Agent in a manner consistent with similar determinations by the Administrative Agent in respect of other Lenders, that (a) has failed to fund any portion of its Loans, Incremental Loans or participations in Letters of Credit or Swingline Loans required to be funded by it hereunder or under any commitment to fund an Incremental Loan within two (2) Business Days of the date on which such amount is required to be funded by it hereunder or under any commitment to fund an Incremental Loan unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s reasonable and good 15 US-DOCS\121951479.16133960081.2 faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Administrative Agent, the Swingline Lender, any Lender and/or the Borrower in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it has committed to extend credit (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder or thereunder and states that such position is based on such Lender’s reasonable and good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within two (2) Business Days after request by the Administrative Agent or the Borrower, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans or Incremental Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) has otherwise failed to pay over to the Administrative Agent, the Issuing Bank or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, unless such payment is the subject of a good faith dispute, or (e) in the case of a Lender that has a Commitment or LC Exposure outstanding at such time, shall have, or shall be the Subsidiary of any person that shall have, (i) taken any action or been the subject of any action or proceeding of a type described in Section 8.01(g) or Section 8.01(h) (or any comparable proceeding initiated by a regulatory authority having jurisdiction over such Lender or such person) or (ii) become the subject of a Bail-In Action; provided that the Administrative Agent and the Borrower may declare (A) by joint notice to the Lenders that a Defaulting Lender is no longer a “Defaulting Lender”, or (B) that a Lender is not a Defaulting Lender, if in the case of both clauses (A) and (B) the Administrative Agent and the Borrower each determines, in its sole respective discretion, that (x) the circumstances that resulted in such Lender becoming a “Defaulting Lender” no longer apply, or (y) it is satisfied that such Lender will continue to perform its funding or issuance obligations hereunder. For the avoidance of doubt, a Lender shall not be deemed to be a Defaulting Lender solely by virtue of (i) the ownership or acquisition of any Equity Interest in such Lender or its parent by a Governmental Authority, unless such ownership interest results in or provides such person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such person (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such person or its parent entity or (ii) such Lender becoming subject to an Undisclosed Administration. “Deposit Account” shall have the meaning assigned to such term in the Security Agreement. “Deposit Account Control Agreement” shall mean an agreement in writing, in form and substance reasonably satisfactory to the Collateral Agent, by and among the Collateral Agent, a Credit Party with a Deposit Account or a Securities Account, as applicable, at any bank and the bank at which such Deposit Account or such Securities Account is at any time maintained which provides that, after activation of control, such bank will comply with instructions originated by the Collateral Agent directing disposition of the funds in the Deposit Account or the Securities Account, as applicable, without further consent by such Credit Party in accordance with the terms of Section 5.12 of this Agreement. 16 US-DOCS\121951479.16133960081.2

“Designated Noncash Consideration” shall mean as of any date of determination the fair market value at the time received (as determined in good faith by the Borrower) of any non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is designated in writing as Designated Noncash Consideration, less the amount of cash or Cash Equivalents received in connection with a subsequent payment, redemption, retirement, sale or other disposition of such Designated Noncash Consideration. A particular item of Designated Noncash Consideration will no longer be considered to be outstanding when and to the extent it has been paid, redeemed or otherwise retired or sold or otherwise disposed of in compliance with Section 6.05. “Disqualified Capital Stock” shall mean any Equity Interest which, by its terms (or by the terms of any security or any other Equity Interests into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, would (i) mature or be mandatorily redeemable (other than solely for Qualified Capital Stock) pursuant to a sinking fund obligation or otherwise (except as a result of a customarily defined change of control or asset sale and only so long as any rights of the holders thereof after such change of control or asset sale shall be subject to the Payment in Full of the Obligations and the termination of the Revolving Commitments), (ii) be redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock), in whole or in part, (iii) provide for scheduled payments of dividends in cash or (iv) be or become convertible into or exchangeable for Indebtedness or any other Disqualified Capital Stock, in whole or in part, in each case on or prior to the date that is 91 days after the Latest Maturity Date at the time of issuance. “Disqualified Institutions” shall mean (i) Competitors of the Borrower, T365 and their respective Subsidiaries specified to the Lead Arranger in writing from time to time, (ii) any Persons that are engaged as principals primarily in private equity, mezzanine financing or venture capital and certain banks, financial institutions, other institutional lenders and other entities, in each case, that have been specified to the Lead Arranger in writing on or prior to the date of the Commitment Letter (and, which list may be updated (x) if after the date of the Commitment Letter, but prior to the Closing Date, with the consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Commitment Party or Commitment Parties holding a majority of the aggregate amount of outstanding financing commitments in respect of the Loans on the date of the Commitment Letter and (y) on and after the Closing Date, with the Administrative Agent’s consent (such consent not to be unreasonably withheld, conditioned or delayed)) and (iii) as to any entity referenced in each case of clauses (i) and (ii) above (the “Primary Disqualified Institution”), any of such Primary Disqualified Institution’s known affiliates or affiliates identified in writing to the Lead Arranger from time to time or otherwise readily identifiable by name, but excluding any affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which the Primary Disqualified Institution does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity; provided that any additional designation permitted by the foregoing shall not apply retroactively to any prior assignment to any Lender (or prior participation in the Loans); provided further that the list of Disqualified Institutions shall be made available to any Lender upon written request (it being understood that the identity of Disqualified Institutions will not be 17 US-DOCS\121951479.16133960081.2 posted or distributed to any Person, other than a distribution by the Administrative Agent to a Lender upon written request). “Dividend” shall mean, with respect to any person, that such person has declared or paid a dividend or returned any equity capital to the holders of its Equity Interests or authorized or made any other distribution, payment or delivery of property (other than Qualified Capital Stock of such person) or cash to the holders of its Equity Interests as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for consideration any of its Equity Interests outstanding (or any options or warrants issued by such person with respect to its Equity Interests), or set aside or otherwise reserved, directly or indirectly, any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for consideration any of the outstanding Equity Interests of such person (or any options or warrants issued by such person with respect to its Equity Interests). “Dollars,”“dollars” or “$” shall mean lawful money of the United States. “Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “Earn-Outs” shall mean, with respect to a Permitted Acquisition or any other acquisition of any assets or Property by any Group Member permitted hereunder, that portion of the purchase consideration therefor and that portion of all other payments and liabilities (whether payable in cash or by exchange of Equity Interests or of any Property or otherwise), directly or indirectly, payable by any Group Member in exchange for, or as part of, or in connection with, such Permitted Acquisition or such other acquisition, as the case may be, that is deferred for payment to a future time after the consummation of such Permitted Acquisition or such other acquisition, as the case may be, and includes any and all payments representing the purchase price and any assumptions of Indebtedness, Earn-Outs and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any person or business. “EEA Member Country” shall mean any member state of the European Union, Iceland, Liechtenstein, and Norway. “Eligible Assignee” shall mean (a) if the assignment does not include the assignment of a Revolving Commitment, (i) any Lender, (ii) an Affiliate of any Lender, (iii) an Approved Fund, and (iv) any other person approved by the Administrative Agent, Issuing Bank and the Borrower (each such consent not to be unreasonably withheld, conditioned or delayed; it being understood that the Borrower shall have absolute consent rights with regard to any proposed assignment to a Disqualified Institution unless Event of Default under Section 8.01(a), (b), (d) (solely as a result of a breach of Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d) is at such time continuing) and (b) if the assignment includes the assignment of a Revolving Commitment, (i) any Revolving Lender, (ii) an affiliate of any Revolving Lender), (iii) an Approved Fund with respect to a Revolving Lender and (iv) any other person approved by the Administrative Agent and the Borrower (each such consent not to be unreasonably withheld, 18 US-DOCS\121951479.16133960081.2 conditioned or delayed; it being understood that the Borrower shall have absolute consent rights with regard to any proposed assignment to a Disqualified Institution); provided that, in the case of the foregoing clauses (a) and (b), (1) no approval of the Borrower (other than with respect to Disqualified Institutions) shall be required during the continuance of an Event of Default under Section 8.01(a), (b), (d) (solely with respect to the failure to comply with Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d)), (2) to the extent the consent of the Borrower is required for any assignment, such consent shall be deemed to have been given (except with respect to Disqualified Institutions) if the Borrower has not responded within ten (10) Business Days of a written request for such consent, (3) no approval of the Borrower shall be required with respect to assignment of Term Loans to another Lender, an Affiliate of any Lender or an Approved Fund, (4) no approval of the Borrower shall be required with respect to assignment of a Revolving Commitment to another Revolving Lender, an Affiliate of any Revolving Lender or an Approved Fund with respect to a Revolving Lender and (5) notwithstanding anything to the contrary herein, “Eligible Assignee” shall not include at any time any Disqualified Institutions (unless consented to in writing by the Borrower in its sole discretion) or any natural person. “Eligible Equity Issuance” shall mean an issuance and sale of Qualified Capital Stock of the Borrower following the Closing Date. “Employee Benefit Plan” shall mean each “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) that is maintained or contributed to by, or required to be contributed by, a Group Member or with respect to which a Group Member has any liability (including on account of an ERISA Affiliate). “Environment” shall mean ambient air, surface water and groundwater (including potable water, navigable water and wetlands) and the land surface. “Environmental Claim” shall mean any claim, notice, demand, order, action, suit or proceeding relating to any investigation, remediation, removal, cleanup, response, corrective action, penalties or other costs (including damages, natural resources damages, contribution, indemnification, cost recovery, compensation or injunctive relief) resulting from, related to or arising out of (i) the presence, Release or threatened Release of Hazardous Material, (ii) any violation or alleged violation of any Environmental Law, or (iii) any actual or alleged exposure to Hazardous Materials. “Environmental Law” shall mean all applicable Requirements of Law relating to pollution or protection of the Environment, or to the Release or threatened Release of Hazardous Materials. “Environmental Permit” shall mean any permit, license, approval, registration, consent or other authorization required by or from a Governmental Authority under Environmental Law. “Equity Interest” shall mean, with respect to any person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting and whether or not represented by a certificate), of 19 US-DOCS\121951479.16133960081.2 equity of such person, including warrants, options and other rights to purchase and including, if such person is a limited liability company, membership interests or if such person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued after the Closing Date; provided that “Equity Interest” shall not include at any time (i) Permitted Convertible Indebtedness until such debt securities have been converted pursuant to the terms thereof, (ii) other debt securities that are or by their terms may be convertible or exchangeable into such equity until such debt securities have been converted pursuant to the terms thereof, (iii) Permitted Convertible Indebtedness Call Transactions so long as qualifying as such or (iv) Earn-Outs. “Equity Issuance” shall mean, without duplication, (a) any issuance or sale by the Borrower of any Equity Interests in the Borrower (including any Equity Interests issued upon the exercise of any warrant or option or equity-based derivative) or any warrants or options or equity-based derivatives to purchase Equity Interests of the Borrower or (b) any contribution to the capital of the Borrower. “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” shall mean, with respect to any person, any trade or business (whether or not incorporated) that, together with such person, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 412 of the Code, Section 414(m) or (o) of the Code. “ERISA Event” shall mean (a) any “reportable event,” as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived by regulation); (b) with respect to a Plan, the failure to satisfy the minimum funding standard of Section 412 or 430 of the Code and Section 302 or 303 of ERISA, whether or not waived; (c) the failure to make by its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (d) the determination that any Plan is, or is expected to be, in “at risk” status (as defined in Section 430 of the Code or Section 303 of ERISA); (e) the incurrence by any Group Member or any of its ERISA Affiliates of a Lien or any liability under Title IV of ERISA with respect to the termination of any Plan; (f) the receipt by any Group Member or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or the occurrence of any event or condition which would reasonably be expected to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (g) the complete or partial withdrawal (within the meanings of Sections 4203 and 4205 of ERISA) of a Group Member or ERISA Affiliate from any Multiemployer Plan; (h) the receipt by any Group Member or any of its ERISA Affiliates of any notice concerning a determination that a Multiemployer Plan is, or is reasonably expected to be, insolvent (within the meaning of Section 4245 of ERISA) or in “critical” or “endangered” status, under Section 432 of the Code or Section 305 of ERISA; (i) the withdrawal of any Group 20 US-DOCS\121951479.16133960081.2

Member or ERISA Affiliate thereof from a Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (j) the occurrence of non-exempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which would reasonably be expected to result in liability to any Group Member (other than any non-exempt prohibited transaction resulting from any Loan being funded with “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans); or (k) a Foreign Benefit Event. “Erroneous Payment” shall have the meaning assigned to such term in Section 9.13(a). “Erroneous Payment Deficiency Assignment” shall have the meaning assigned to such term in Section 9.13(d). “Erroneous Payment Impacted Class” shall have the meaning assigned to such term in Section 9.13(d). “Erroneous Payment Return Deficiency” shall have the meaning assigned to such term in Section 9.13(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Borrowing” shall mean a Borrowing comprised of Eurodollar Loans. “Eurodollar Loan” shall mean any Eurodollar Revolving Loan or Eurodollar Term Loan. “Eurodollar Revolving Borrowing” shall mean a Borrowing comprised of Eurodollar Revolving Loans. “Eurodollar Revolving Loan” shall mean any Revolving Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II. “Eurodollar Term Loan” shall mean any Term Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II. “Event of Default” shall have the meaning assigned to such term in Section 8.01. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended. “Excluded Account” shall mean any Deposit Accounts, Securities Accounts and Commodities Accounts, (a) where the average daily balance during any month is less than $1,500,000 in the aggregate for all such accounts, (b) that is used for payroll, payroll taxes, 21 US-DOCS\121951479.16133960081.2 similar withholding, and other employee wage and benefit payments to or for the benefit of any Credit Party’s employees, (c) that is used as a cash collateral account securing letter of credit and/or cash management obligations that are permitted under this Agreement, (d) that is used as an escrow account or as a fiduciary or trust account or is a customer account or is otherwise held exclusively for the benefit of an unaffiliated third party or (e) which is a zero balance Deposit Account, Securities Account or Commodity Account. “Excluded Affiliate” shall have the meaning assigned to such term in Section 10.12. “Excluded Equity Interests” shall mean Equity Interests (a) in excess of 65% of the Voting Stock and one-hundred percent (100%) of the non-Voting Stock issued by any first-tier CFC or CFC Holding Company (for the avoidance of doubt, none of the Equity Interests of any direct or indirect subsidiary of any CFC or CFC Holding Company), (b) in a joint venture which cannot be pledged without the consent of third parties, or the pledge of which is prohibited by the terms of, or would create a right of termination of one or more third parties under, any applicable Organizational Documents, joint venture agreement or shareholders’ agreement after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other applicable law, in each case, so long as such prohibition or restriction was not created or entered into in contemplation of the creation or acquisition of such joint venture (or to avoid the security requirements hereof), (c) in any Immaterial Subsidiary, Unrestricted Subsidiary, not-for-profit Subsidiary, captive insurance entity or special purpose entity (including any Receivables Entity), (d) with respect to which the cost, burden or consequence of obtaining a security interest therein exceeds the practical benefit to the Lenders afforded thereby, as mutually and reasonably determined by the Administrative Agent and the Borrower, (e) with respect to which a pledge therein is prohibited or restricted by applicable law (including any requirement to obtain the consent of any governmental authority or third party) or impossible or impracticable (as mutually and reasonably determined by the Administrative Agent and the Borrower) to obtain under applicable law, (f) with respect to which a pledge therein would reasonably be expected to result in material adverse tax consequences (including as a result of any law or regulation in any applicable jurisdiction similar to Section 956 of the Code) as reasonably determined by the Borrower in consultation with the Administrative Agent, (g) issued by T365 and owned by the Borrower or any other Credit Party and (h) owned by T365, T365Co or any of their respective direct or indirect Subsidiaries; provided that in each case set forth above, such equity will immediately cease to constitute Excluded Equity Interests when the relevant property ceases to meet this definition and, with respect to any such equity, a security interest under any applicable Security Document shall attach immediately and automatically without further action. “Excluded Foreign Subsidiary” shall mean any direct or indirect Foreign Subsidiary of the Borrower. “Excluded Property” shall have the meaning assigned to such term in the Security Agreement. “Excluded Subsidiary” shall mean (a) any Restricted Subsidiary that is not a Wholly-Owned Subsidiary of the Borrower, (b) any Excluded Foreign Subsidiary, (c) any Immaterial Subsidiary, (d) any Unrestricted Subsidiary, (e) any not-for-profit Subsidiary, (f) any 22 US-DOCS\121951479.16133960081.2

Excluded U.S. Subsidiary, (g) any captive insurance entity, (h) any special purpose entity, (i) any merger Subsidiary formed in connection with a Permitted Acquisition or other permitted Investment so long as such merger Subsidiary is merged out of existence pursuant to such Permitted Acquisition or other Investment or dissolved within sixty days of its formation thereof or such later date as permitted by the Administrative Agent in its reasonable discretion, (j) any Subsidiary to the extent a Guarantee or other guarantee of the Obligations is prohibited or restricted by any contractual obligation as in existence on the Closing Date or at the time such Person becomes a Subsidiary (in each case, not entered into in contemplation hereof and for so long as such prohibition or restriction remains in effect) or by applicable Requirements of Law (including any requirement to obtain Governmental Authority or third party consent, license or authorization unless such consent, license or authorization has been obtained), (k) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition or other Investment that has or guarantees assumed Indebtedness not incurred in contemplation of such Permitted Acquisition or other Investment and any Restricted Subsidiary thereof that guarantees such Indebtedness, in each case, to the extent (but only for so long as) such Indebtedness prohibits such Restricted Subsidiary from becoming a Guarantor, (l) any Subsidiary to the extent the Administrative Agent and the Borrower mutually and reasonably determine the cost or other consequences of providing such a Guarantee is excessive in relation to the value thereof to the Lenders, (m) any Subsidiary to the extent the Borrower (in consultation with the Administrative Agent) reasonably determines that a Guarantee by such Subsidiary would reasonably be expected to result in a materially adverse tax consequence to a Credit Party and (n) notwithstanding anything else contained herein, T365, T365Co and any of their respective direct or indirect Subsidiaries; provided that the Borrower shall not be an Excluded Subsidiary. “Excluded Taxes” shall mean, with respect to any Recipient of any payment to be made by or on account of any obligation of any Credit Party under any Loan Document, (a) Taxes imposed on or measured by such Recipient’s net income (however denominated), franchise Taxes and branch profits Taxes, in each case, (i) imposed as a result of the Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax to the extent imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender becomes a party or acquires an interest hereto (or designates a new lending office), except (x) to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts or indemnity payments with respect to such withholding Tax pursuant to Section 2.15 or (y) if such Lender is an assignee pursuant to a request by the Borrower under Section 2.16, (c) any withholding Tax that is attributable to such Recipient’s failure to comply with Section 2.15(e)(i) and (ii), and (d) any withholding Tax imposed under FATCA. “Excluded U.S. Subsidiary” shall mean (a) any direct or indirect Domestic Subsidiary of an Excluded Foreign Subsidiary or (b) any CFC Holding Company or any direct or indirect Subsidiary of a CFC Holding Company; provided that the Borrower shall not be an Excluded U.S. Subsidiary. “Executive Order” shall have the meaning assigned to such term in Section 3.19. 23 US-DOCS\121951479.16133960081.2

“Existing Lien” shall have the meaning assigned to such term in Section 6.02(c). “Existing Loans” shall have the meaning assigned to such term in Section 2.21(a). “Existing Tranche” shall have the meaning assigned to such term in Section 2.21(a). “Extended Loans” shall have the meaning assigned to such term in Section 2.21(a). “Extended Tranche” shall have the meaning assigned to such term in Section 2.21(a). “Extending Lender” shall have the meaning assigned to such term in Section 2.21(b). “Extension Amendment” shall have the meaning assigned to such term in Section 2.21(c). “Extension Date” shall have the meaning assigned to such term in Section 2.21(d). “Extension Election” shall have the meaning assigned to such term in Section 2.21(b). “Extension Request” shall have the meaning assigned to such term in Section 2.21(a). “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version thereof to the extent such version is substantively comparable and not materially more onerous to comply with), any current or future regulations or other official governmental interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above) and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities implementing such Sections of the Code. “Federal Funds Rate”shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System of the United States, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary to the next 1/100th of 1.00%) of the quotations for the day for such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. “Fee Letters” shall mean the Closing Date Fee Letter and the Arrangement Fee Letter. 24 US-DOCS\121951479.16133960081.2

“Financial Covenant” shall mean, as of any date of determination, the covenant set forth Section 6.08 which are then in effect as of such date. “Financial Officer” of any person shall mean the chief financial officer, chief executive officer, vice president of finance, treasurer, assistant treasurer, controller, or, in each case, anyone acting in such capacity or any similar capacity. “First Amendment Effective Date” means October 18, 2022. “Fixed Incremental Amount” shall have the meaning assigned to such term in the definition of “Maximum Incremental Facilities Amount”. “Flood Insurance Laws” shall mean, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto. “Floor” means a rate of interest equal to 1.00%. “Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability by any Group Member under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by any Group Member, or the imposition on any Group Member of any fine, excise tax or penalty resulting from any noncompliance with any applicable law. “Foreign Casualty Event” has the meaning specified in Section 2.10(h). “Foreign Disposition” has the meaning specified in Section 2.10(h). “Foreign Lender” shall mean any Recipient that is not a “United States person” as defined in Section 7701(a)(30) of the Code. “Foreign Pension Plan” shall mean any defined benefit pension maintained or contributed to by (or required to be contributed to by) any Group Member with respect to employees employed outside the United States. 25 US-DOCS\121951479.16133960081.2

“Foreign Plan” shall mean any employee benefit plan, program, policy, arrangement or agreement sponsored, maintained or contributed to by (or required to be contributed to by) any Group Member with respect to employees employed outside the United States. “Foreign Subsidiary” shall mean a Subsidiary that is organized under the laws of a jurisdiction other than the United States, any state thereof or the District of Columbia. “Fund” shall mean any Person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” shall mean generally accepted accounting principles in the United States, applied on a consistent basis other than as expressly set forth herein. “Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state, provincial, local or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Group Members” shall mean the Borrower and its Restricted Subsidiaries; and “Group Member” shall mean any one of them. “Guaranteed Obligations” shall have the meaning assigned to such term in Section 7.01. “Guarantees” shall mean the guarantees issued pursuant to Article VII by the Borrower and the Subsidiary Guarantors. “Guarantors” shall mean each of the Subsidiary Guarantors. “Hazardous Materials” shall mean the following: toxic or hazardous substances; hazardous wastes; polychlorinated biphenyls (“PCBs”) or any substance or compound containing PCBs; friable asbestos or friable asbestos-containing materials; radon or any other radioactive materials including any source, special nuclear or by-product material; petroleum, crude oil or any fraction thereof; and any other pollutant or contaminant subject to regulation under any Environmental Laws due to their dangerous or deleterious properties or characteristics, or which can give rise to liability under any Environmental Laws due to their dangerous or deleterious properties or characteristics. “Hedging Agreement” shall mean any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies. For the avoidance of doubt, any agreements entered into in connection with a Permitted Convertible Indebtedness Call Transaction will not constitute a Hedging Agreement. 26 US-DOCS\121951479.16133960081.2

“Hedging Obligations” shall mean obligations under or with respect to Hedging Agreements. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute Hedging Obligations. “Historical Financial Statements” shall mean (i) audited consolidated balance sheets and related statements of income and cash flows of T365 for the fiscal years ended December 31, 2019 and December 31, 2020 (to the extent delivered to the Borrower pursuant to the Closing Date Acquisition Agreement), (ii) unaudited consolidated balance sheets and related statements of operations and cash flows of T365 as of and for the fiscal year ended December 31, 2018 (to the extent delivered to the Borrower pursuant to the Closing Date Acquisition Agreement), (iii) the audited consolidated balance sheets and related statements of income and cash flows of the Borrower as of and for the years ended December 31, 2018 and December 31, 2019, (iv) the unaudited consolidated balance sheets and related statements of income and cash flows of the Borrower for the quarterly period ended September 30, 2020 and (v) the unaudited consolidated balance sheets and related unaudited consolidated statements of operations and cash flows of for each of the Borrower and T365 for each fiscal quarter ended after, in the case of the Borrower, September 30, 2020 and, in the case of T365, December 31, 2020 and at least 45 days prior to the Closing Date (to the extent and in the form, in the case of the reporting of T365, delivered to the Borrower pursuant to the terms of the Acquisition Agreement). “Immaterial Subsidiary” shall mean any Restricted Subsidiary of the Borrower that the Borrower designates in writing (including via email) to the Administrative Agent as an “Immaterial Subsidiary”; provided that, as of the date of the last financial statements delivered or required to be delivered on or prior to the date of such designation pursuant to Section 5.01(a) or (b), (a) the Consolidated Total Assets attributable to all such Subsidiaries shall not be in excess of 5.0% of Consolidated Total Assets as of such date, (b) the LQA Revenue attributable to all such Subsidiaries shall not be in excess of 5.0% of total LQA Revenue of the Group Members on a consolidated basis as of such date, and (c) any such Restricted Subsidiary shall not own or license any Intellectual Property that is material to the business of the Borrower and its Restricted Subsidiaries; provided, further, that in each case, the Borrower may designate and re-designate a Subsidiary as an Immaterial Subsidiary at any time, subject to the limitations and requirements set forth in this definition. If the Consolidated Total Assets or total LQA Revenues of all Restricted Subsidiaries so designated by the Borrower as “Immaterial Subsidiaries” shall at any time exceed the limits set forth in the preceding sentence, then starting with the largest Restricted Subsidiary (or in such other order as the Borrower may elect in its sole discretion), the number of Restricted Subsidiaries that are at such time designated as Immaterial Subsidiaries shall automatically be deemed to no longer be designated as Immaterial Subsidiaries until the threshold amounts in the preceding sentence are no longer exceeded (as reasonably determined by the Borrower), with any Immaterial Subsidiaries at such time that are below such threshold amounts still being designated as (and remaining as) Immaterial Subsidiaries. “Increase Effective Date” shall have the meaning assigned to such term in Section 2.20(a). “Incremental Amendment” shall mean an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Incremental Term Loan 27 US-DOCS\121951479.16133960081.2

Lender and each Incremental Revolving Loan Lender, as applicable, that agrees to provide any portion of the Incremental Facilities being incurred pursuant thereto. “Incremental Facilities” shall have the meaning assigned to such term in Section 2.20(a). “Incremental Loans” shall mean the Incremental Term Loans and the Incremental Revolving Loans. “Incremental Revolving Loan” shall have the meaning assigned to such term in Section 2.20(d). “Incremental Revolving Loan Commitment” shall have the meaning assigned to such term in Section 2.20(a). “Incremental Revolving Loan Lender” shall mean a Lender with an Incremental Revolving Loan Commitment or an outstanding Incremental Revolving Loan. “Incremental Term Loan Commitment” shall have the meaning assigned to such term in Section 2.20(a). “Incremental Term Loan Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan. “Incremental Term Loans” shall have the meaning assigned to such term in Section 2.20(c)(i). “Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or advances; (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person; (d) all obligations of such person issued or assumed as the deferred purchase price of property or services; (e) all Indebtedness of others (excluding prepaid interest thereon) secured by any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed by such person, but limited to, to the extent that such Indebtedness is recourse only to such property (and not to such person), the lower of (x) fair market value of such property as determined by such person in good faith and (y) the amount of Indebtedness secured by such Lien; (f) all Capital Lease Obligations, Purchase Money Obligations and synthetic lease obligations of such person to the extent classified as indebtedness under GAAP (for the avoidance of doubt, lease payments under any operating leases (other than Capital Leases recorded as capitalized leases in accordance with GAAP as in effect on December 31, 2018) shall not constitute Indebtedness); (g) all Hedging Obligations to the extent required to be reflected as a liability on the balance sheet (excluding the footnotes thereto) of such person prepared in accordance with GAAP, (h) all Attributable Indebtedness of such person; (i) all obligations of such person for the reimbursement of any obligor in respect of letters of credit, letters of guaranty, bankers’ acceptances and similar credit transactions; (j) all obligations of such person, whether or not contingent, in respect of Disqualified Capital Stock of such person, valued at, in 28 US-DOCS\121951479.16133960081.2 the case of redeemable preferred capital stock, the greater of the voluntary liquidation preference and the involuntary liquidation preference of such capital stock plus accrued and unpaid dividends; and (k) all Contingent Obligations of such person in respect of Indebtedness or obligations of others of the kinds referred to in clauses (a) through (j) above. The Indebtedness of any person shall include the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person’s ownership interest in or other relationship with such entity, except (other than in the case of general partner liability) to the extent that terms of such Indebtedness expressly provide that such person is not liable therefor. Notwithstanding the foregoing or anything else herein to the contrary, Indebtedness shall not include: (a) trade accounts payable, (b) accrued obligations incurred in the ordinary course of business, (c) purchase price adjustments, (d) royalty payments made in the ordinary course of business in respect of licenses (to the extent such licenses are permitted hereby), (e) any accruals for payroll and other non-interest bearing liabilities accrued in the ordinary course of business, including tax accruals, (f) deferred rent obligations, taxes and compensation, (g) customary payables with respect to money orders or wire transfers, (h) customary obligations under employment arrangements, (i) operating leases (including for the avoidance of doubt any lease, concession or license treated as an operating lease under GAAP), (j) obligations in respect of any license, permit or other approval arising in the ordinary course of business, and (k) any obligations attributable to the exercise of appraisal rights and the settlement or resolution of any claims or actions (whether actual, contingent or potential) with respect thereto. For the avoidance of doubt, no Permitted Convertible Indebtedness Call Transaction will constitute Indebtedness. “Indemnified Taxes” shall mean (a) all Taxes imposed on or with respect to any Loan Document or any payment thereunder other than Excluded Taxes and (b) to the extent not described in (a), Other Taxes. “Indemnitee” shall have the meaning assigned to such term in Section 10.03(b). “Information” shall have the meaning assigned to such term in Section 10.12. “Intellectual Property” shall have the meaning assigned to such term in the Security Agreement. “Intellectual Property Rights” means any intellectual property rights and other proprietary rights recognized in any jurisdiction in the world associated with (a) patents and patent applications (and any patents that issue as a result of those patent applications), including such rights in invention disclosures, (b) copyrights, copyright registrations and copyright applications, “moral” rights and mask work rights, including such rights in original works of authorship in any medium of expression, whether or not published, (c) the protection of knowhow, trade and industrial secrets and proprietary and confidential information, (d) other proprietary rights related to Technology, (e) logos, trademarks, trade names, service marks, including such rights in business names, brand names, certification marks, trade dress, slogans, Domain Names, and any other protected indicia of commercial source or origin, and any goodwill associated with the foregoing, (f) analogous rights to those set forth above, (g) divisions, continuations, continuations in part and counterparts claiming priority therefrom, renewals, reissuances, provisionals and extensions of the foregoing (as applicable), and (i) 29 US-DOCS\121951479.16133960081.2 claims, causes of action, rights to sue for past, present and future infringement or unconsented use of any of the foregoing. “Intercreditor Agreement” shall mean any intercreditor agreement executed in connection with any transaction requiring such agreement to be executed pursuant to the terms hereof, or otherwise required to be executed pursuant to the terms hereof, among the Administrative Agent, the Collateral Agent and one or more other Senior Representatives of Indebtedness, or any other party, as the case may be, and acknowledged and agreed to by the Borrower and the Guarantors, in each case, on terms that are reasonably satisfactory to the Administrative Agent, in each case, as amended, restated, amended and restated, supplemented, renewed, replaced, refinanced or otherwise modified from time to time with the consent of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed). “Interest Election Request” shall mean a written request by the Borrower to convert or continue a Revolving Borrowing or Term Loan Borrowing in accordance with Section 2.08(b), substantially in the form of Exhibit D or such other form (including any form on an electronic platform or electronic transmission system) as may be approved by the Administrative Agent, appropriately completed and signed by a Responsible Officer of each Borrower. “Interest Payment Date” shall mean (a) with respect to any ABR Loan (including Swingline Loans), the last Business Day of each March, June, September and December to occur during any period in which such Loan is outstanding, (b) with respect to any EurodollarSOFR Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a EurodollarSOFR Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, (c) with respect to any Revolving Loan or Swingline Loan, the Revolving Maturity Date or such earlier date on which the Revolving Commitments are terminated in accordance with the terms hereof, and (d) with respect to any Term Loan, the Term Loan the Maturity Date. “Interest Period” shall mean, with respect to any EurodollarSOFR Loan, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months (or, if agreed to by all relevant Lenders, twelve months or any shorter period) thereafter, as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the nearest preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (c) no Interest Period shall extend beyond (i) in the case of any EurodollarSOFR Revolving Loan, the Revolving Maturity Date and (ii) in the case of any EurodollarSOFR Term Loan, the Term Loan Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. 30 US-DOCS\121951479.16133960081.2

“Issuing Bank” shall mean, as the context may require, (a) any bank or financial institution reasonably acceptable to the Administrative Agent and the Borrower as designated in writing by the Administrative Agent and the Borrower and agreed to by such bank or financial institution; (b) any other Lender that may become an Issuing Bank pursuant to Section 2.18(j) or (k) with respect to Letters of Credit issued by such Lender; and/or (c) collectively, all of the foregoing. Any Issuing Bank may, at its discretion, arrange for one or more Letters of Credit to be issued by one or more Affiliates of such Issuing Bank (and each such Affiliate shall be deemed to be an “Issuing Bank” for all purposes of the Loan Documents). In the event that there is more than one Issuing Bank at any time, references herein and in the other Loan Documents to the Issuing Bank shall be deemed to refer to the Issuing Bank in respect of the applicable Letter of Credit or to all Issuing Banks, as the context requires. “Investments” shall have the meaning assigned to such term in Section 6.03. “Joinder Agreement” shall mean a joinder agreement substantially in the form of Exhibit E, with such amendments as may be reasonably and mutually agreed between the Administrative Agent and the Borrower. “Junior Secured Indebtedness” shall mean senior Indebtedness of the Credit Parties for borrowed money that is secured on a junior basis to the Secured Obligations, subject to an Intercreditor Agreement. “Latest Maturity Date” as of any date of determination, shall mean the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Term Loan, any Incremental Revolving Loan, any Refinancing Term Loan, any Swingline Loan, LC Extension or an Refinancing Revolving Loan or any Refinancing Loan, in each case, that is governed by the terms of this Agreement. “LC Commitment” shall mean the commitment of the Issuing Bank to issue Letters of Credit pursuant to Section 2.18. “LC Disbursement” shall mean a payment or disbursement made by the Issuing Bank pursuant to a drawing under a Letter of Credit. “LC Exposure” shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time (including, without limitation, any and all Letters of Credit for which documents have been presented that have not been honored or dishonored) plus (b) the aggregate principal amount of all Reimbursement Obligations outstanding at such time. The LC Exposure of any Revolving Lender at any time shall mean its Pro Rata Percentage of the aggregate LC Exposure at such time. “LC Extension” shall have the meaning assigned to such term in Section 2.18(c). “LC Obligations” shall mean, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit at such time (including, without limitation, any and all Letters of Credit for which documents have been presented that 31 US-DOCS\121951479.16133960081.2 have not been honored or dishonored) plus the aggregate amount of all outstanding Reimbursement Obligations at such time. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.12. The amount of such LC Obligations shall equal the maximum amount that may be payable by the Administrative Agent and the Lenders thereupon or pursuant thereto. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LC Participation Fee” shall have the meaning assigned to such term in Section 2.05(c). “LC Request” shall mean an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank in accordance with the terms of Section 2.18(b) and substantially in the form of Exhibit F. “LC Sublimit” shall mean $10,000,000. “LCA Election” shall mean the Borrower’s election to test the permissibility of a Limited Condition Acquisition in accordance with the methodology set forth in Section 1.06 by delivering written notice thereof to the Administrative Agent on or after the date that the definitive agreement for such Limited Condition Acquisition is entered into (but prior to the consummation thereof). “LCA Test Date” shall have the meaning given to that term in Section 1.06. “Lead Arranger” shall have the meaning assigned to such term in the preamble. “Leases” shall mean any and all leases, subleases, tenancies, options, concession agreements, rental agreements, occupancy agreements, access agreements and any other agreements (including all amendments, extensions, replacements, renewals, modifications and/or guarantees thereof), whether or not of record and whether now in existence or hereafter entered into, affecting the use or occupancy of all or any portion of any Real Property. “Lender” shall mean a Lender with a Commitment or an outstanding Loan. Unless the context clearly indicates otherwise, the term “Lenders” shall include an Issuing Bank and the Swingline Lender. “Letter of Credit” shall mean any standby letter of credit issued or to be issued by an Issuing Bank for the account of the Borrower or any other Restricted Subsidiary pursuant to Section 2.18. “Letter of Credit Expiration Date” shall mean the date which is the earlier of (i) the first anniversary of the date of issuance of the applicable Letter of Credit or such longer period as may be agreed with the applicable Issuing Bank and (ii) five (5) Business Days prior to the Revolving Maturity Date then in effect (or, if such date is not a Business Day, the next succeeding Business Day), or such later date to the extent such Letter of Credit has been cash 32 US-DOCS\121951479.16133960081.2 collateralized in an amount equal to 103% of the LC Exposure or backstopped with another letter of credit for such period after the Revolving Maturity Date in a manner to be mutually and reasonably agreed between the applicable Issuing Bank and the Borrower. “LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum equal to the London Interbank Offered Rate or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. In the event that such rate does not appear on such page (or any such successor or substitute page), the LIBO Rate shall be the average rate at which dollar deposits for a maturity comparable to such Interest Period are offered to the Administrative Agent by three major banking institutions in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. If the LIBO Rate shall be less than one percent (1%) per annum, such rate shall be deemed to be one percent (1%) per annum for purposes of this Agreement. “Lien” shall mean, with respect to any property, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, charge, assignment for security, hypothecation, security interest or encumbrance of any kind or any arrangement to provide priority or preference, including any easement, right-of-way or other encumbrance on title to owned Real Property, in each of the foregoing cases whether voluntary or imposed by law; (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property; provided that in no event shall an operating lease be deemed to be a Lien; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Limited Condition Acquisition” shall mean any Permitted Acquisition or other Investment permitted hereunder whose consummation is not conditioned on the availability of, or on obtaining, third party financing and which is not a simultaneous sign and close transaction; provided that, in the event the consummation of any such Permitted Acquisition or other permitted Investment shall not have occurred on or prior to the date that is ninety (90) days following the signing of the applicable acquisition agreement, such Permitted Acquisition or permitted Investment shall no longer constitute a Limited Condition Acquisition for any purpose (unless otherwise agreed to by the Administrative Agent in its reasonable discretion). “Liquidity” shall mean, as of any date of determination, the sum of (a) the Total Revolving Commitment as of such date less (i) the amount of any Revolving Loans and Swingline Loans, in each case, actually borrowed and outstanding as of such date and (ii) the LC 33 US-DOCS\121951479.16133960081.2

Exposure as of such date plus (b) the amount of Unrestricted Cash of the Borrower and its Restricted Subsidiaries as of such date. “Loan” shall mean, as the context may require, a Revolving Loan (including, without limitation, deemed Revolving Loans made under Section 2.18(e)(ii)) or Swingline Loan or Term Loan, and shall include, unless the context shall otherwise require, any Incremental Loans made pursuant to Section 2.20 after the Closing Date. “Loan Documents” shall mean this Agreement, any amendments hereto, the Letters of Credit, the LC Requests, any Intercreditor Agreement, the Notes (if any), the Security Documents, the Fee Letters (other than for purposes of Section 10.02) and intercreditor agreements and subordination agreements entered into pursuant to the terms hereof that any Credit Party is party to and any other document designated as such by the Borrower and the Administrative Agent, in each case as amended, amended and restated, restated, supplemented and/or modified from time to time. “LQA Revenue” shall mean, as of any date of determination, the product of (a) revenues of the Borrower and its Subsidiaries determined in accordance with GAAP for the fiscal quarter most recently ended for which financial statements have been (or required to be) delivered to the Administrative Agent and the Lenders multiplied by (b) four. “Margin Stock” shall have the meaning assigned to such term in Regulation U. “Material Acquisition” shall have the meaning assigned to such term in the definition of “Permitted Acquisition”. “Material Adverse Effect” shall mean a material adverse effect on (a) the business or financial condition or results of operations of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the material rights and remedies (taken as a whole) of the Administrative Agent, the Collateral Agent or the Lenders under the Loan Documents (other than due to the action or inaction of the Administrative Agent, the Collateral Agent, the applicable Lenders or any other Secured Party) or (c) the ability of the Borrower and the Guarantors, taken as a whole, to perform their payment obligations under the Loan Documents. Notwithstanding the foregoing, for purposes of any representations and warranties in the Loan Documents with respect to the Borrower and any of its Subsidiaries to be made on the Closing Date, “Material Adverse Effect” shall mean Company Material Adverse Effect (as defined in the Closing Date Acquisition Agreement). “Material Property” shall mean all Real Property owned in fee in the United States by any Credit Party, in each case, with a fair market value of $5,000,000 (or $7,500,000 in the aggregate for all such Real Property) or more, as determined (i) with respect to any Real Property owned by any Credit Party on the Closing Date, as of the Closing Date, and (ii) with respect to any Real Property acquired by a Credit Party after the Closing Date, as of the date of such acquisition; provided that, “Material Property” shall not include any portion of Real Property owned in fee that contains improvements located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a “special flood hazard area”. 34 US-DOCS\121951479.16133960081.2

“Maturity Date” shall mean (x) with respect to any Loans the maturity date of which has not been extended pursuant to Section 2.21, June 30, 2026, and (y) with respect to any Extended Tranche of Loans, the final maturity date specified in the applicable Extension Election accepted by the respective Lender or Lenders. “Maximum Incremental Facilities Amount” shall mean (i) an aggregate amount equal to $30,000,000, plus (ii) the amount of any voluntary prepayments of any Loans and any Incremental Facility (in the case of any prepayment of Revolving Loans and/or Incremental Revolving Loans, to the extent accompanied by a corresponding permanent reduction in the relevant commitment) (it being understood that any such voluntary prepayment financed with the proceeds of Credit Agreement Refinancing Indebtedness shall not increase the calculation of the amount under this clause (ii)), plus (iii) payments required by Sections 2.16(b)(B) or 10.02(e)(i), in each case to the extent financed with sources other than the proceeds of long-term Indebtedness (other than revolving Indebtedness) of the Borrower or its Restricted Subsidiaries and such Loans are permanently repaid (the “Fixed Incremental Amount”); provided that, at the Borrower’s option, capacity under clause (ii) of the Fixed Incremental Amount shall be deemed to be used prior to the capacity under clause (i) of the Fixed Incremental Amount). “Maximum Rate” shall have the meaning assigned to such term in Section 10.14. “Minimum Borrowing Amount” shall mean in the case of EurodollarSOFR Loans, $250,000; and(a) in the case of ABR Loans that are Term Loans, $250,000; and(b) in the case of ABR Loans that are Revolving Loans, the lesser of $250,000(c) and the Revolving Commitment at such time. “Minority Holder” shall mean Xome Holdings LLC, in its capacity as the minority shareholder of T365. “MNPI” shall have the meaning assigned to such term in Section 10.01(f)(i). “Moody’s” shall mean Moody’s Investors Service Inc. “Mortgage” shall have the meaning assigned to such term in Section 5.10(c)(ii). “Multiemployer Plan” shall mean a “multiemployer plan” within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA which is subject to Title IV of ERISA (a) to which any Group Member is then making or accruing an obligation to make contributions or (b) with respect to which any Group Member has any liability (including on account of an ERISA Affiliate). “Net Cash Proceeds” shall mean: with respect to any Asset Sale (other than any issuance or sale of Equity(a) Interests), the proceeds thereof in the form of cash, cash equivalents (including Cash 35 US-DOCS\121951479.16133960081.2

Equivalents) and marketable securities (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable, or by the sale, transfer or other disposition of any non-cash consideration received in connection therewith or otherwise, but only as and when received) received by any Group Member, net of, without duplication, (i) fees and expenses (including brokers’ fees or commissions, discounts, legal, accounting and other professional and transactional fees, transfer and similar Taxes and the Borrower’s good faith estimate of Taxes paid or payable in connection with such sale or with the repatriation of such proceeds (after taking into account any available tax credits or deductions and any payments or payable amounts under tax sharing arrangements permitted under the Loan Documents) (provided that, to the extent and at the time that any such Taxes are no longer required to be paid or payable, such amounts then constitute Net Cash Proceeds)), (ii) amounts required to repay or return customer deposits required to be repaid or returned upon such Asset Sale, (iii) amounts reasonably required to be provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations, earn-out obligations or purchase price adjustments associated with such Asset Sale or (y) any other liabilities retained or payable by any Group Member associated with the Properties sold in such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iv) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money (other than the Loans) that is secured by a Lien on the Properties sold in such Asset Sale (so long as such Lien was permitted to encumber such Properties under the Loan Documents at the time of such sale and was not a pari passu or junior Lien on Collateral) and which is repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such Properties); with respect to any Casualty Event, the cash insurance proceeds,(b) condemnation awards and other compensation received by, or on behalf of, any Group Member in respect thereof, net of all costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Casualty Event (including, in respect of any such Casualty Event, transfer and similar Taxes and the Borrower’s good faith estimate of Taxes paid or payable in connection with such Casualty Event or with the repatriation of such proceeds (after taking into account any available tax credits or deductions and any payments or payable amounts under tax sharing arrangements permitted under the Loan Documents) (provided that, to the extent and at the time that any such Taxes are no longer required to be paid or payable, such amounts shall then constitute Net Cash Proceeds)); with respect to any issuance or sale of Equity Interests by the Borrower or(c) any of its Restricted Subsidiaries, the cash proceeds thereof, net of Taxes (including Taxes payable upon the repatriation of any such proceeds to a Group Member after taking into account any available tax credits or deductions), fees, commissions, costs and other expenses incurred in connection therewith; and with respect to any Debt Issuance by the Borrower or any of its Restricted(d) Subsidiaries, the cash proceeds thereof, net of Taxes (including Taxes payable upon repatriation of the proceeds to a Group Member after taking into account any available tax credits or deductions), fees, commissions, costs and other expenses incurred in connection therewith. 36 US-DOCS\121951479.16133960081.2

“Non-Consenting Lender” shall mean any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.02 and (ii) has been approved by the Required Lenders (or the Required Revolving Lenders, as applicable) or more than 50% of the affected Lenders, as applicable. “Non-Credit Party Target” shall have the meaning assigned to such term in the definition of “Permitted Acquisition”. “Non-Extending Lender” shall have the meaning assigned to such term in Section 2.21(e). “Not Otherwise Applied” shall mean, with reference to any amount of proceeds of any transaction or event, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.10, (b) was not previously applied in determining the permissibility of a transaction under the Loan Documents where such permissibility was contingent on receipt of such amount or utilization of such amount for a specified purpose and (c) was not previously applied to finance, fund or otherwise constitute all or a portion of the purchase price of a “Permitted Acquisition”. “Notes” shall mean any notes evidencing the Loans issued pursuant to this Agreement, if any, substantially in the form of Exhibits G-1 through G-3. “Obligations” shall mean obligations of the Borrower and the other Credit Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium (including the Applicable Prepayment Premium), if any, and interest (including any interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower and the other Credit Parties under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of Reimbursement Obligations with respect to Letters of Credit, interest thereon and obligations to provide cash collateral with respect thereto and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including fees and other monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower and the other Credit Parties under this Agreement and the other Loan Documents. “OFAC” shall mean the U.S. Department of the Treasury, Office of Foreign Assets Control. “Organizational Documents” shall mean, with respect to any person, (i) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such person, (ii) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such person, (iii) in the case of any limited partnership, the certificate of limited partnership and limited partnership agreement (or similar 37 US-DOCS\121951479.16133960081.2 documents) of such person, (iv) in the case of any general partnership, the partnership agreement (or similar document) of such person and (v) in any other case, the functional equivalent of the foregoing. “Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced by any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except for any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.16). “Owl Rock” shall have the meaning assigned to such term in the preamble. “Paid in Full”, “Pay in Full” or “Payment in Full” shall mean, with respect to any Obligations, Secured Obligations or Guaranteed Obligations, as applicable, the payment in full in cash of all such Obligations, Secured Obligations or Guaranteed Obligations, as applicable (other than contingent indemnification obligations or unasserted expense reimbursement obligations. “Participant” shall have the meaning assigned to such term in Section 10.04(d)(i). “Participant Register” shall have the meaning assigned to such term in Section 10.04(d)(iii). “Participating Receivables Grantor” shall mean any Borrower or any Restricted Subsidiary that is or that becomes a participant or originator in a Permitted Receivables Financing. “Patriot Act” shall have the meaning assigned to such term in Section 3.19. “Payment Block” means any of the circumstances described in Section 2.10(h). “Payment Notice” shall have the meaning assigned to such term in Section 9.13(b). “Payment Recipient” shall have the meaning assigned to such term in Section 9.13(a). “PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. 38 US-DOCS\121951479.16133960081.2

“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”. “Permitted Acquisition” shall mean any transaction or series of related transactions by the Borrower or any of its Restricted Subsidiaries for (a) the direct or indirect acquisition of all or substantially all of the property of any Person, or of any assets constituting an entire line of business, business unit, division or product line (including research and development and related assets in respect of any product) of any Person; (b) the acquisition (including by merger or consolidation) of the Equity Interests (other than director qualifying shares) of any Person that becomes a Restricted Subsidiary after giving effect to such transaction; or (c) a merger or consolidation or any other combination with any Person (so long as a Credit Party (including for the avoidance of doubt (except in the case of a merger, consolidation or other combination involving the Borrower) any such Person that becomes a Credit Party upon the consummation of such merger, consolidation or other combination), to the extent such Credit Party is a party to such merger, consolidation or other combination, is the surviving entity); provided that each of the following conditions shall be met or waived by the Required Lenders: no Event of Default shall have occurred and be continuing(i) immediately before giving pro forma effect to such acquisition and immediately after giving effect to such acquisition (or in the case of a Limited Condition Acquisition, subject to Section 1.06, no Event of Default under Section 8.01(a), (b), (g) or (h) shall have occurred and be continuing immediately before giving pro forma effect to such acquisition and immediately after giving effect to such acquisition); subject to Section 1.06, immediately before and after giving effect(ii) to such transaction on a Pro Forma Basis (assuming that such transaction and all other Permitted Acquisitions consummated since the first day of the relevant Test Period ending on or prior to the date of such transaction had occurred on the first day of such relevant Test Period), the Borrower shall be in compliance with the Financial Covenant; provided that, such Pro Forma Basis calculation shall give effect to the sale of any assets (including the exclusion of any historical performance thereof) to be sold substantially concurrently with such Permitted Acquisition pursuant to Section 6.05(f)¸but, for the avoidance of doubt, such Pro Forma Basis calculation shall give effect to any cash received by the Company and its Restricted Subsidiaries in connection with the sale of such assets; immediately after giving effect to such transaction, the Borrower(iii) and its Restricted Subsidiaries shall be in compliance with Section 6.11; any such newly created or acquired Restricted Subsidiary or(iv) property shall either (x) to the extent required by Section 5.10 or Section 5.11, as applicable, become a Credit Party and comply with the requirements of Section 5.10 or become part of the “Collateral” and be subject to the requirements of Section 5.11, or (y) if any such newly created or acquired Restricted Subsidiary does not become a Credit Party and comply with the requirements of Section 5.10 (a “Non-Credit Party Target”) or such assets do not become part of the “Collateral”, Total Consideration paid in 39 US-DOCS\121951479.16133960081.2 connection with such purchase or acquisition and all other such purchases or acquisitions described in this clause (y) shall not exceed $22,500,000 in the aggregate; with respect to any Permitted Acquisition with a total consideration(v) in excess of $20,000,000 (any such Permitted Acquisition, a “Material Acquisition”), such acquisition shall not be consummated pursuant to a tender offer that is not supported by the board of directors of the Person to be acquired and the board of directors of any such Person shall not have indicated publicly its opposition to the consummation of such acquisition (which opposition has not been publicly withdrawn); with respect to any Material Acquisition, receipt by Administrative(vi) Agent of drafts of the material acquisition documents at least five (5) days prior to the closing of such acquisition or such shorter period as Administrative Agent may reasonably accept (with executed copies thereof provided to Administrative Agent as soon as available), and with respect to any Permitted Acquisition that is not a Material Acquisition, executed copies of the material acquisition documents promptly following the date that they are made available to the Borrower; with respect to any Material Acquisition, delivery to(vii) Administrative Agent at least five (5) days prior to the closing of such acquisition or such shorter period as Administrative Agent may reasonably accept of, to the extent readily available, (i) a description of the proposed acquisition and if available, material and customary legal and business diligence reports (on a non-reliance basis), (ii) to the extent available, summary historical annual audited and quarterly unaudited financial statements (including a balance sheet, income statement and cash flows statement) of the target for the previous twelve (12) month period, (iii) pro forma forecasted balance sheets, income statements, and cash flow statements of the Borrower and its Subsidiaries, all prepared on a basis consistent with the Borrower’s historical financial statements, subject to adjustments to reflect projected consolidated operations following the acquisition, together with appropriate supporting details and a statement of underlying assumptions for the one year period following the date of the proposed acquisition, on a month by month basis, and (iv) a quality of earnings report from a firm of regionally recognized standing or otherwise reasonably acceptable to Administrative Agent; provided that, with respect to any Permitted Acquisition that is not a Material Acquisition, to the extent any of the items set forth in (i) – (iv) of this clause (vii) are available, the Borrower shall provide (or cause to be provided) such items promptly following the date that they are made available to the Borrower; and with respect to any Material Acquisition, the Borrower shall have(viii) delivered to Administrative Agent, on or prior to the date of the consummation of each Permitted Acquisition, a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to Administrative Agent, certifying that all the requirements in clauses (i), (ii), (iii) and (v) above have been met or will be satisfied on or prior to the consummation of such acquisition. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the 40 US-DOCS\121951479.16133960081.2 definition of “Permitted Acquisition” shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing, prior to the consummation thereof, that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement. “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the Borrower’s common stock purchased by the Borrower in connection with the issuance of any Post-Qualified IPO Unsecured Convertible Indebtedness permitted to be incurred pursuant to the terms of Section 6.01(r) after the occurrence of a Qualified IPO; provided that (a) the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Permitted Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction, (b) the other terms, conditions and covenants of each such transaction shall be such as are reasonable and customary for transactions of such type (as determined by Borrower in good faith and in its reasonable discretion), and (c) any payments or settlements by a Group Member in respect of such Permitted Bond Hedge Transaction shall only be permitted to the extent permitted under Sections 6.03(v), 6.05(p), 6.06(j) and 6.09(a). “Permitted Convertible Indebtedness” means Pre-Qualified IPO Unsecured Convertible Indebtedness permitted to be incurred pursuant to the terms of Section 6.01(q) and Post-Qualified IPO Unsecured Convertible Indebtedness permitted to be incurred pursuant to the terms of Section 6.01(r). “Permitted Convertible Indebtedness Call Transaction” means any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction. “Permitted Holders” shall mean Nima Ghamsari, Formation8 Partners Fund I, L.P., Lightspeed Venture Partners IX, L.P. and Ossa Investments Pte. Ltd. and their respective controlled investment affiliates or, if an individual, any trust or other controlled structure. “Permitted Indian Subsidiary Transaction” shall mean (i) the formation under the laws of India of a direct or indirect Subsidiary of the Borrower (the “Indian Subsidiary”) (which, for the avoidance of doubt, such Indian Subsidiary shall be a Restricted Subsidiary but shall not be a Guarantor), (ii) the purchase from Xome Services India Private Limited (or its Affiliates) (the “Indian Seller”) of the portion of Xome Services India Private Limited’s business allocable to the Business (as such term is defined in the Closing Date Acquisition Agreement on the Closing Date) (the “Indian Business”) and (iii) the registration and qualification of the Indian Subsidiary to do business under the laws of India; provided that (x) the Permitted Indian Subsidiary Transaction must be consummated on or prior to the nine-month anniversary of the Closing Date; (y) the amount of any Dividend made to the Indian Seller or the value of any Transaction with an Affiliate entered into in connection with the Permitted Indian Subsidiary Transaction shall in no event exceed the purchase price of the Indian Business as set forth in the Closing Date Acquisition Agreement on the Closing Date and (z) the amount of any Investments made in the Indian Subsidiary in connection with the Permitted Indian Subsidiary Transaction shall not exceed the amount sufficient to (I) fund the purchase price of the Indian Business as set forth in the Closing Date Acquisition Agreement on the Closing Date and (II) cover reasonable, documented and customary regulatory and legal fees of the Indian Subsidiary incurred in 41 US-DOCS\121951479.16133960081.2 connection with its formation and qualification to do business; provided that, notwithstanding the foregoing or anything to the contrary, the amounts permitted to be paid pursuant to this Permitted Indian Subsidiary Transaction definition will be solely for the purposes explicitly set forth in this definition and not be for the ongoing support, funding of business operations or other requirements of or purposes for the Indian Subsidiary. “Permitted Liens” shall have the meaning assigned to such term in Section 6.02. “Permitted Pari Passu Refinancing Debt” shall mean any secured Indebtedness incurred by the Borrower or any other Credit Party and guarantees with respect thereto by any Credit Party; provided that (i) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Secured Obligations and is not secured by any property or assets of the Borrower or its Restricted Subsidiaries other than the Collateral, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, Incremental Term Loans, Refinancing Term Loans, Revolving Loans, Revolving Commitments, Incremental Revolving Loans, Incremental Revolving Loan Commitments, Refinancing Revolving Loan Commitments or Refinancing Revolving Loans, and (iii) a Senior Representative validly acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement. “Permitted Receivables Financing” shall mean any of one or more receivables financing programs as amended, supplemented, modified, extended, renewed, restated or refunded from time to time, the obligations of which are non-recourse (except for customary representations, warranties, covenants and indemnities and other customary forms of support, in each case made in connection with such facilities) to the Credit Parties and their Restricted Subsidiaries (other than a Receivables Entity), and the financing terms (including, without limitation, the advance rate), covenants, termination events and other provisions of which are on market and customary terms (as determined in good faith by the Borrowers in its reasonable discretion) but may include Standard Receivables Undertakings, in each case, providing for the sale, conveyance, or contribution to capital of Receivables Facility Assets by Participating Receivables Grantors in the sales of Receivables Facility Assets to either (a) a Person that is not a Group Member or (b) a Receivables Entity that in turn promptly funds such purchase by the direct or indirect sale, transfer, conveyance, pledge, or grant of participation or other interest in such Receivables Facility Assets to a Person that is not a Group Member. “Permitted Refinancing” shall mean, with respect to any Person, any modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium thereon plus other reasonable amounts paid, and fees, expenses, commissions, underwriting discounts and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing of Indebtedness permitted pursuant to Section 6.01(e), such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or 42 US-DOCS\121951479.16133960081.2 greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) other than with respect to a Permitted Refinancing of Indebtedness permitted pursuant to Section 6.01(d) or (e), at the time thereof, no Event of Default shall have occurred and be continuing, (d) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms, taken as a whole, at least as favorable (as reasonably determined by the Borrower and the Administrative Agent) to the Lenders in all material respects as those contained in the documentation governing the subordination of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (e) if any Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is unsecured, such modified, refinanced, refunded, renewed, replaced or extended Indebtedness shall also be unsecured, and if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is secured on a junior basis to the Loans, such modified, refinanced, refunded, renewed, replaced or extended Indebtedness shall also be secured on a junior basis to the Loans, (f) neither the Borrower nor any of its Restricted Subsidiaries shall be an obligor, security provider or guarantor (or otherwise be recourse to) of any such refinancings, replacements, refundings, renewals, replacements or extensions except to the extent that such Person was such an obligor or guarantor in respect of the applicable Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and (g) if the Indebtedness being refinanced is secured, no Lien relating thereto shall be expanded to cover any additional property of the Borrower or any Restricted Subsidiary. “Permitted Unsecured Refinancing Debt” shall mean unsecured Indebtedness incurred by the Borrower or any other Credit Party and guarantees with respect thereto by any Credit Party; provided that such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Term Loans, Incremental Term Loans, Refinancing Term Loans, Revolving Loans, Revolving Commitments, Incremental Revolving Loans, Incremental Revolving Loan Commitments, Refinancing Revolving Loan Commitments or Refinancing Revolving Loans. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on the Borrower’s common stock sold by the Borrower substantially concurrently with any purchase by the Borrower of a related Permitted Bond Hedge Transaction; provided that (x) the terms, conditions and covenants of each such call option transaction are reasonable and customary for agreements of such type, as determined by Borrower in its good faith and reasonable discretion and (y) any underlying Indebtedness or Equity Interests or other security or instrument issued in connection with such option, warrant or right to purchase (or substantively equivalent derivative transaction) would be otherwise separately permitted hereunder at the time of such exercise of such option, warrant or right to purchase (or substantively equivalent derivative transaction). “Person” or “person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. 43 US-DOCS\121951479.16133960081.2

“Plan” shall mean any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 or Section 430 of the Code or Section 302 or Section 303 of ERISA which is maintained or contributed to by (or required to be contributed to by) any Group Member or with respect to which any Group Member has any liability (including on account of an ERISA Affiliate). “Platform” shall have the meaning assigned to such term in Section 10.01(e). “Post-Qualified IPO Unsecured Convertible Indebtedness” means unsecured Convertible Indebtedness issued following the occurrence of a Qualified IPO; provided that such Indebtedness shall constitute Post-Qualified IPO Unsecured Convertible Indebtedness only if it satisfies the following conditions: (i) such Indebtedness shall not, until 91 days or more after the Latest Maturity Date, (x) require any amortization or other scheduled cash repayment and (y) have any put rights, redemption, repayment or other conditions that cause payment that are not customary mandatory redemption or repayment events for convertible public company Indebtedness (excluding any put rights, redemption, repayment or other conditions that cause payment based on any default or maturity of such debt); (ii) such Indebtedness shall not permit any voluntary prepayments until at least 91 days after the Latest Maturity Date; (iii) such Indebtedness shall have no (x) events of default other than those that are typical for public company convertible Indebtedness, (y) financial covenants (unless such financial covenants are not in addition to those under this Agreement and are set back with at least a 20% cushion relative to such financial covenants under this Agreement or as otherwise agreed by the Administrative Agent in its reasonable discretion) or (z) other restrictive covenants other than covenants customary for convertible public company Indebtedness of such type (unless, in each case, such restrictive covenants are not in addition to those under this Agreement and are set back with at least a 20% cushion relative to such restrictive covenants under this Agreement or as otherwise agreed by the Administrative Agent in its reasonable discretion); (iv) the maturity date of such Indebtedness shall be at least 91 days after the Latest Maturity Date; and (v) (x) such Indebtedness shall not be guaranteed by any Person other than the Guarantors of the Obligations hereunder and (y) if any additional Person is proposed to become a guarantor under such Indebtedness, such Person shall also become a Guarantor hereunder, provided that if such Person is a Foreign Subsidiary, the Administrative Agent shall have consented, in its reasonable discretion, to the joinder of such Person as a Guarantor hereunder; provided, however, that such Post-Qualified IPO Unsecured Convertible Indebtedness may allow for or permit (1) the making of cash payments in connection with any conversion or exchange of such Post-Qualified IPO Unsecured Convertible Indebtedness in an aggregate amount since the date of the indenture governing such Post-Qualified IPO Unsecured Convertible Indebtedness not to exceed the sum of (x) the principal amount of such Post-Qualified IPO Unsecured Convertible Indebtedness, and (y) aggregate payments received by the Borrower or any of its Restricted Subsidiaries pursuant to the exercise, settlement, termination or unwind of any related Permitted Bond Hedge Transaction substantially concurrently with, or a commercially reasonable period of time before or after, the settlement date for the exchange or conversion of such relevant Permitted Convertible Indebtedness or (2) the payment of cash in lieu of the issuance of any Qualified Capital Stock in connection with any issuance referred to in clause (1) or (2) of Section 6.09(a)(A), in each case of the foregoing clauses (1) and (2), so long as such cash payments (whether with respect to a 44 US-DOCS\121951479.16133960081.2 redemption or conversion or otherwise) are only permitted at least 91 days after the Latest Maturity Date. “Pre-Qualified IPO Unsecured Convertible Indebtedness” means unsecured Convertible Indebtedness issued prior to the occurrence of a Qualified IPO; provided that such Indebtedness shall constitute Pre-Qualified IPO Unsecured Convertible Indebtedness only if it satisfies the following conditions: (i) cash interest on such Indebtedness shall be no greater than 5.0% per annum, and payment of such interest in cash shall only be permitted if there is no continuing Event of Default at the time of such interest payment, after giving effect thereto (it being understood that payment of interest in kind will be permitted at any time); (ii) such Indebtedness shall contain no put rights, mandatory prepayment or redemption events or other conditions that cause payment (other than in connection with a bankruptcy or similar event) until at least 91 days after the Latest Maturity Date; (ii) such Indebtedness shall not, until 91 days or more after the Latest Maturity Date, permit any voluntary prepayments or require any amortization thereof; (iii) the Borrower shall have used commercially reasonable efforts to secure an allocation of up to 10% of the principal amount of such Indebtedness for the Lead Arranger (or its Affiliates); (iv) such Indebtedness shall have no (x) events of default other than those that are typical for private company convertible Indebtedness, (y) financial covenants (unless such financial covenants are not in addition to those under this Agreement and are set back with at least a 20% cushion relative to such financial covenants under this Agreement or as otherwise agreed by the Administrative Agent in its reasonable discretion) or (z) other restrictive covenants (unless such restrictive covenants are not in addition to those under this Agreement and are set back with at least a 20% cushion relative to such restrictive covenants under this Agreement or as otherwise agreed by the Administrative Agent in its reasonable discretion); (v) the maturity date of such Indebtedness shall be at least 91 days after the Latest Maturity Date; (vi) (x) such Indebtedness shall not be guaranteed by any Person other than the Guarantors of the Obligations hereunder and (y) if any additional Person is proposed to become a guarantor under such Indebtedness, such Person shall also become a Guarantor hereunder, provided that if such Person is a Foreign Subsidiary, the Administrative Agent shall have consented, in its reasonable discretion, to the joinder of such Person as a Guarantor hereunder; and (vii) at the time of incurrence of such Indebtedness, no Event of Default pursuant to Section 8.01(a), (b), (g) or (h) is continuing. provided, however, that such Pre-Qualified IPO Unsecured Convertible Indebtedness may allow for or permit (1) the making of cash payments in connection with any conversion or exchange of such Post-Qualified IPO Unsecured Convertible Indebtedness in an aggregate amount since the date of the indenture governing such Post-Qualified IPO Unsecured Convertible Indebtedness not to exceed the sum of the principal amount of such Post-Qualified IPO Unsecured Convertible Indebtedness, or (2) the payment of cash in lieu of the issuance of any Qualified Capital Stock in connection with any issuance referred to in clause (1) or (2) of Section 6.09(a)(A), in each case of the foregoing clauses (1) and (2), so long as such cash payments (whether with respect to a redemption or conversion or otherwise) are only permitted at least 91 days after the Latest Maturity Date. “Privacy, Data Security and Consumer Protection Laws” means all applicable Laws, regulations, and legally binding guidelines concerning the collection, receiving, processing, handling, disposal, privacy, protection, accessing, using, disclosing, electronically transmitting, securing, sharing, transferring and storing of Protected Information. 45 US-DOCS\121951479.16133960081.2

“Private Side Communications” shall have the meaning assigned to such term in Section 10.01(f). “Private Siders” shall have the meaning assigned to such term in Section 10.01(f). “Pro Forma Balance Sheet” shall have the meaning assigned to such term in Section 3.04(a). “Pro Forma Basis” shall mean, with respect to the calculation of all financial ratios and tests (including the Total Net Leverage Ratio and the amount of Consolidated Total Assets and LQA Revenue) contained in this Agreement, in each case as of any date, that such calculation shall give pro forma effect to the Transactions and all Subject Transactions (and the application of the proceeds from any such asset sale or debt incurrence) that have occurred during the relevant testing period for which such financial test or ratio is being calculated and/or during the period immediately following such period and prior to or substantially concurrently with the events for which the calculation of any such ratio or test is made (including such event itself), including pro forma adjustments arising out of events which are attributable to the Transactions, the proposed Subject Transaction and/or all other Subject Transactions that have been consummated during the relevant period, in each case as certified on behalf of the Borrower by a Financial Officer of the Borrower, using, for purposes of determining such compliance with a financial test or ratio (including any incurrence test), the historical financial statements of all entities, divisions or lines or assets so acquired or sold and the consolidated financial statements of the Borrower and/or any of its Restricted Subsidiaries, calculated as if the Transactions or such Subject Transaction (including the Subject Transaction(s) for which the calculation of any such ratio or test is made and any other substantially concurrent Subject Transaction(s)), and/or all other Subject Transactions that have been consummated during the relevant period, and any Indebtedness repaid in connection therewith, had been consummated and incurred or repaid at the beginning of such period and Consolidated Total Assets shall be calculated after giving effect thereto. Pro Forma Basis calculations shall give effect to the sale of any assets (including the exclusion of any historical performance thereof) to be sold substantially concurrently with the consummation of a Permitted Acquisition pursuant to Section 6.05(f), but, for the avoidance of the doubt, such Pro Forma Basis calculations shall give effect to any cash received by the Company and its Restricted Subsidiaries in connection with the sale of such assets. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the applicable date of determination for which the calculation is made had been the applicable rate for the entire test period (taking into account any interest hedging arrangements applicable to such Indebtedness). Interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Financial Officer of the Borrower to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate as the Borrower may designate. 46 US-DOCS\121951479.16133960081.2

“Pro Rata Percentage” of any Revolving Lender at any time shall mean the percentage of the Total Revolving Commitment of all Revolving Lenders represented by such Lender’s Revolving Commitment; provided that for purposes of Section 2.19(b), “Pro Rata Percentage” shall mean the percentage of the Total Revolving Commitment (disregarding the Revolving Commitment of any Defaulting Lender to the extent its LC Exposure is reallocated to the non-Defaulting Lenders) represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Pro Rata Percentage shall be determined based upon the Revolving Commitments most recently in effect, after giving effect to any assignments. “Projections” shall have the meaning assigned to such term in Section 3.13(a). “Property” or “property” shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any person and whether now in existence or owned or hereafter entered into or acquired, including all Real Property. “Protected Information” means, any information that: (i) identifies (or in combination with other information may identify), relates to, describes, is capable of being associated with, or can be reasonably linked, directly or indirectly, to a natural person, including an individual’s name, address, telephone number, e-mail address, date of birth, photograph, social security number or tax identification number, credit card number, bank account number, biometric identifiers, persistent identifiers including IP address; as well as medical, health or insurance information; or (ii) is “personal information”, “personal data” or similar defined term protected by one or more of the applicable Privacy, Security and Consumer Protection Laws. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Side Communications” shall have the meaning assigned to such term in Section 10.01(f). “Public Siders” shall have the meaning assigned to such term in Section 10.01(f). “Purchase Money Obligation” shall mean, for any Person, the obligations of such Person in respect of Indebtedness (including Capital Lease Obligations) incurred for the purpose of financing all or any part of the purchase price of any fixed or Capital Assets or the cost of installation, construction or improvement of any fixed or Capital Assets and any refinancing thereof; provided, however, that (i) such Indebtedness is incurred no later than 180 days after the acquisition, installation, construction, repair, replacement, exchange or improvement of such fixed or Capital Assets by such Person, (ii) the amount of such Indebtedness (excluding any costs, expenses and fees incurred in connection therewith) does not exceed 100% of the cost of such acquisition, installation, construction or improvement, as the case may be, and (iii) the Liens granted with respect thereto do not at any time encumber any property other than the property financed by such Indebtedness (with respect to Capital Lease Obligations, the Liens granted with respect thereto do not at any time extend to or cover any assets other than the assets subject to such Capital Lease Obligations). 47 US-DOCS\121951479.16133960081.2

“Qualified Capital Stock” of any Person shall mean any Equity Interests of such Person that are not Disqualified Capital Stock. “Qualified IPO” shall mean the issuance by the Borrower or any direct or indirect parent of the Borrower, in each case, of its Qualified Capital Stock in an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) or any merger, consolidation, reorganization, recapitalization, capital stock exchange, stock sale, asset sale or other similar transaction or business combination (or series of related transactions or related business combinations), in each such case, between the Borrower (or any of its wholly-owned Subsidiaries) and a newly incorporated “blank check company” (or any of its wholly-owned Subsidiaries) that is a special purpose acquisition company formed solely for the purpose of effecting such qualifying initial public offering with one or more businesses, which for the avoidance of doubt, is deemed to be a “blank check company” under the Securities Act. “Rate Charges” shall have the meaning assigned to such term in Section 10.14. “Real Property” shall mean, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Receivables Entity” shall mean any Person formed solely for the purpose of facilitating or entering into one or more Permitted Receivables Financings (and any other activities substantially related or incidental thereto). “Receivables Facility Assets” shall mean currently existing and hereafter arising or originated Accounts, Payment Intangibles and Chattel Paper (as each such term is defined in the UCC), and to the extent related to or supporting any Accounts, Chattel Paper or Payment Intangibles, or constituting a receivable, all General Intangibles (as each such term is defined in the UCC) and other forms of obligations and receivables, including the right to payment of any interest, finance charges, late payment fees or other charges with respect thereto (the foregoing, collectively, solely for purposes of this definition being “receivables”), all rights as an unpaid vendor (including rights in any goods the sale of which gave rise to any receivables), all security interests or liens and property subject to such security interests or liens from time to time purporting to secure payment of any receivables or other items described in this definition, all guarantees, letters of credit, security agreements, insurance and other agreements or arrangements from time to time supporting or securing payment of any receivables or other items described in this definition, all customer deposits with respect thereto, all rights under any contracts giving rise to or evidencing any receivables or other items described in this definition, and all documents, books, records and information (including computer programs, tapes, disks, data processing software and related property and rights) relating to any receivables or other items described in this definition or to any obligor with respect thereto and any other assets customarily transferred together with receivables in connection with a customary non-recourse accounts 48 US-DOCS\121951479.16133960081.2 receivable factoring arrangement and which are sold, conveyed assigned or otherwise transferred or pledge in connection with a customary receivables financing programs, and all proceeds of the foregoing. “Receivables Repurchase Obligation” shall mean any obligation of a seller (or any guaranty of such obligation) of Receivables Facility Assets under a Permitted Receivables Financing to repurchase Receivables Facility Assets arising as a result of a breach of a representation, warranty or covenant or otherwise, including, without limitation, as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Recipient” shall mean any Agent and any Lender, as applicable. “Refinanced Debt” shall have the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness.” “Refinanced Series of Convertible Debt” shall have the meaning assigned to such term in Section 6.09(a). “Refinancing Amendment” shall mean an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each Lender and Additional Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto. “Refinancing Convertible Notes” shall have the meaning assigned to such term in Section 6.09(a). “Refinancing Revolving Loan Commitments” shall mean one or more Tranches of revolving loan commitments hereunder that result from a Refinancing Amendment. “Refinancing Revolving Loans” shall mean one or more Tranches of Revolving Loans that result from a Refinancing Amendment. “Refinancing Term Commitments” shall mean one or more Tranches of Term Loan Commitments hereunder that result from a Refinancing Amendment. “Refinancing Term Loans” shall mean one or more Tranches of Term Loans that result from a Refinancing Amendment. “Register” shall have the meaning assigned to such term in Section 10.04(c). “Regulation D” shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation S-X” shall mean Regulation S-X promulgated under the Securities Act. 49 US-DOCS\121951479.16133960081.2

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Reimbursement Obligations” shall mean the Borrower’s obligations under Section 2.18(e) to reimburse LC Disbursements. “Rejection Notice” shall have the meaning assigned to such term in Section 2.10(j). “Related Parties” shall mean, with respect to any Person, such Person’s Affiliates and its successors and assigns and the partners, shareholders, directors, officers, employees, agents, trustees, administrators, managers, advisors, attorneys and representatives of such Person and of such Person’s Affiliates and its successors and assigns; provided that “Related Parties” shall not include Excluded Affiliates. “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing of any Hazardous Material into the Environment. “Required Debt Terms” shall mean in respect of any Indebtedness, the following requirements: (i) such Indebtedness (x) does not have a maturity date or have any mandatory prepayment or redemption features (other than customary asset sale events, insurance and condemnation proceeds events, change of control offers or events of default, AHYDO catch-up payments and excess cash flow and indebtedness sweeps), in each case prior to the date that is 91 days after the then Latest Maturity Date at the time such Indebtedness is incurred and (y) does not have a shorter Weighted Average Life to Maturity than the Term Loans, (ii) such Indebtedness is not guaranteed by any Subsidiaries of the Borrower that are not Guarantors, (iii) if such Indebtedness is secured by the Collateral, a Senior Representative acting on behalf of the holders of such Indebtedness has become party to an Intercreditor Agreement, (iv) to the extent secured, any such Indebtedness is not secured by assets not constituting Collateral, (v) any such Indebtedness that is payment subordinated shall be subject to a subordination agreement on terms that are reasonably acceptable to the Administrative Agent and the Borrower, (vi) solely with respect to Permitted Pari Passu Refinancing Debt and Junior Secured Indebtedness, the terms and conditions of such Indebtedness (excluding pricing, interest rate margins, rate floors, discounts, premiums, fees, and prepayment or redemption terms, customary cushions to the covenants and financial covenants (which shall be applied for Junior Secured Indebtedness), and provisions which shall be determined by the Borrower) are substantially identical to the Borrower and its Subsidiaries (when taken as a whole) to the terms and conditions of this Agreement (when taken as a whole), or (when taken as a whole) are less favorable to the Lenders providing such Indebtedness (as determined by the Borrower in good faith) (except for covenants or other provisions applicable only to periods after the applicable Latest Maturity Date, or that are added 50 US-DOCS\121951479.16133960081.2 to this Agreement for the benefit of the Lenders hereunder or that reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance of such Indebtedness (as determined by the Borrower in good faith) (it being understood that to the extent that any financial maintenance covenant is added for the benefit of any such Indebtedness or a materially more restrictive term is provided for the benefit of such Indebtedness, no consent shall be required from the Administrative Agent if such financial covenant or other terms are added to this Agreement) and (vii) other than with respect to Indebtedness incurred pursuant to (A) Section 6.01(s) and (B) to the extent explicitly permitted by the definitions of Pre-Qualified IPO Unsecured Convertible Indebtedness and Post-Qualified IPO Unsecured Convertible Indebtedness, Section 6.01(q) and 6.01(r), shall for purposes of mandatory prepayments not be treated more favorably than the existing Loans; provided, further, that a certificate delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirements of this definition, shall be conclusive evidence that such terms and conditions satisfy the requirements of this definition unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees). “Required Lenders” shall mean Lenders having more than 50% of the sum of all Loans outstanding, LC Exposure and unused Revolving Commitments and Term Loan Commitments; provided that the Loans, LC Exposure and unused Commitments held or deemed held by any Defaulting Lender shall be excluded from both numerator and denominator for purposes of making a determination of Required Lenders. “Required Revolving Lenders” shall mean Lenders having more than 50% of all Revolving Commitments or, after the Revolving Commitments have terminated, more than 50% of all Revolving Exposure; provided that the Revolving Commitments or Revolving Exposure held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of the Required Revolving Lenders. “Requirements of Law” shall mean, collectively, all international, foreign, federal, state and local laws (including common law), judgments, decrees, statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, or other requirements of, any Governmental Authority, in each case whether or not having the force of law. “Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers. “Responsible Officer” of any Person shall mean any executive officer (including, without limitation, the president, any vice president, secretary and assistant secretary), any authorized person or Financial Officer of such Person and any other officer or similar official or 51 US-DOCS\121951479.16133960081.2 authorized person thereof with responsibility for the administration of the obligations of such Person in respect of this Agreement and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Credit Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Credit Party designated in or pursuant to an agreement between the applicable Credit Party and the Administrative Agent. “Restricted Debt Payment” shall have the meaning assigned to such term in Section 6.09(a). “Restricted Subsidiary” shall mean each Subsidiary of the Borrower other than any Unrestricted Subsidiary. “Revolving Borrowing” shall mean a Borrowing comprised of Revolving Loans. “Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Annex A hereto or by an Increase Joinder, or in any Assignment and Assumption pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.07 and (b) reduced or increased from time to time pursuant to Incremental Revolving Loan Commitments or assignments by or to such Lender pursuant to Section 2.16(b), Section 10.02(e) or Section 10.04. “Revolving Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure, plus the aggregate amount at such time of such Lender’s Swingline Exposure. “Revolving Lender” shall mean a Lender with a Revolving Commitment or that holds a Revolving Loan. “Revolving Loan” shall mean a Loan made by Lenders to the Borrower pursuant to Section 2.01(b), including, unless the context shall otherwise require, any Incremental Revolving Loans made pursuant to Section 2.20 after the Closing Date and, to the extent not duplicative, any Swingline Loans. “Revolving Maturity Date” shall mean (x) with respect to any Revolving Commitments the maturity date of which has not been extended pursuant to Section 2.21, June 30, 2026 and (y) with respect to any Extended Tranche of Revolving Commitments, the final maturity date specified in the applicable Extension Election accepted by the respective Lender or Lenders. “S&P” shall mean Standard & Poor’s Ratings Service, a division of McGraw Hill Companies, Inc. “Sale Leaseback Transaction” shall mean any arrangement, directly or indirectly, with any Person whereby the Borrower or any of its Restricted Subsidiaries shall sell, transfer or otherwise dispose of any property, real or personal, used or useful in its business, whether now 52 US-DOCS\121951479.16133960081.2 owned or hereafter acquired, and thereafter rent or lease such property (or use such property through the lease of an Affiliate) or other property that it intends to use (other than any such arrangement between Credit Parties or between Restricted Subsidiaries that are not Credit Parties); provided that (a) no Event of Default shall have occurred and be continuing or would immediately result therefrom and (b) such Sale Leaseback Transaction is consummated within 180 days of the disposition of such property. “Sanctions” shall have the meaning assigned to such term in Section 3.20. “SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Obligations” shall mean the Obligations. “Secured Parties” shall mean, collectively, (i) the Administrative Agent, (ii) the Collateral Agent, (iii) the Lenders and (iv) each other Agent. “Securities Account” shall have the meaning assigned to such term in the Security Agreement. “Securities Act” shall mean the Securities Act of 1933, as amended. “Security Agreement” shall mean one or more security agreements by and among one or more of the Credit Parties and the Collateral Agent for the benefit of the Secured Parties with respect to Liens granted on the Collateral thereunder as security for the Secured Obligations. “Security Agreement Collateral” shall mean all property pledged or granted, or purported to be pledged or granted, as collateral pursuant to a Security Agreement, including, without limitation, as required pursuant to Section 5.10 or Section 5.11 and in each case other than Excluded Property. “Security Documents” shall mean the Security Agreements, the Mortgages (if any) and each other security document or pledge agreement delivered in accordance with applicable local law to grant a valid, perfected security interest in any property as Collateral for the Secured Obligations, and any other document or instrument utilized to pledge or grant or purport to pledge or grant a security interest in or lien on any property as Collateral for the Secured Obligations. “Senior Representative” shall mean the trustee, sole lender, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “SOFR” shall mean a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). 53 US-DOCS\121951479.16133960081.2

“SOFR Borrowing” shall mean a Borrowing comprised of SOFR Loans. “SOFR Loan” shall mean a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (iii) of the definition of “Alternate Base Rate”. “SOFR Revolving Borrowing” shall mean a Borrowing comprised of SOFR Revolving Loans. “SOFR Revolving Loan” shall mean any Revolving Loan bearing interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (iii) of the definition of “Alternate Base Rate,” in accordance with the provisions of Article II. “SOFR Term Loan” shall mean any Term Loan bearing interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (iii) of the definition of “Alternate Base Rate,” in accordance with the provisions of Article II. “Solvent” shall mean, (i) the Fair Value of the assets of Borrower and its Subsidiaries taken as a whole exceeds their Liabilities, (ii) the Present Fair Salable Value of the assets of Borrower and its Subsidiaries taken as a whole exceeds their Liabilities; (iii) Borrower and its Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iv) Borrower and its Subsidiaries taken as a whole will be able to pay their Liabilities as they mature. For purposes hereof, (i) “Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of Borrower and its Subsidiaries taken as a whole would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, (ii) “Present Fair Salable Value” shall mean the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of Borrower and its Subsidiaries taken as a whole are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated, (iii) “Liabilities” shall mean the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Borrower and its Subsidiaries taken as a whole, as of the date hereof after giving effect to the consummation of the transactions to occur on the date hereof, determined in accordance with GAAP consistently applied, (iv) “Will be able to pay their Liabilities as they mature” shall mean for the period from the date hereof through the Maturity Date, Borrower and its Subsidiaries taken as a whole will have sufficient assets and cash flow to pay their Liabilities as those liabilities mature or (in the case of contingent Liabilities) otherwise become payable, in light of business conducted or anticipated to be conducted by the Borrower and its Subsidiaries as reflected in the projected financial statements and in light of the anticipated credit capacity, and (v) “Do not have Unreasonably Small Capital” shall mean Borrower and its subsidiaries taken as a whole after consummation of the Transactions is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for the period from the date hereof through the Maturity Date. “Specified Acquisition Agreement Representations” shall mean such of the representations and warranties made by T365 with respect to T365 and its Subsidiaries in the Closing Date Acquisition Agreement as are material to the interests of the Commitment Parties, 54 US-DOCS\121951479.16133960081.2

but only to the extent that the Borrower (or its Affiliates party thereto) have the right (determined without regard to any notice requirement but taking into account any applicable grace periods or cure provisions) to terminate its (or their respective) obligations under Section 10.01(b) of the Closing Date Acquisition Agreement, or the right to decline to consummate the Closing Date Acquisition in accordance with Section 7.02(b) of the Closing Date Acquisition Agreement, in each case, as a result of a failure of such representations and warranties in the Closing Date Acquisition Agreement to be true and correct. “Specified Existing Tranche” shall have the meaning assigned to such term in Section 2.21(a). “Specified Representations” shall mean the representations made by the Borrower and the Guarantors (including with respect to the Restricted Subsidiaries, as applicable, other than any Foreign Subsidiaries, after giving effect to the Closing Date Acquisition) on the Closing Date with respect to Section 3.01(a) and (as it applies to the Loan Documents) (b), Section 3.02 (in each case, related to the entering into and performance of the Loan Documents by the Borrower and the Guarantors), Section 3.03(b), Section 3.09, Section 3.10, Section 3.15, Section 3.19, and to the extent it applies to the use of proceeds of the Loans, Section 3.20 and Section 3.21. “Standard Receivables Undertakings” shall mean representations, warranties, covenants and indemnities entered into by any Borrower or any Restricted Subsidiary which the Borrowers have determined in good faith to be customary in a Receivables Facility, including, without limitation, those relating to the servicing of the assets of a Receivables Entity, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Receivables Undertaking. “Statutory Reserves” shall mean for any Interest Period for any Eurodollar Borrowing, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the United States Federal Reserve System in New York City with deposits exceeding one billion dollars against “Eurocurrency liabilities” (as such term is used in Regulation D). Eurodollar Borrowings shall be deemed to constitute Eurocurrency liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D. “Subject Transaction” shall mean any (a) disposition of all or substantially all of the assets of or all of the Equity Interests of any Restricted Subsidiary or of any product line, business unit, line of business (including, without limitation, a product line) or division of the Borrower or any of the Restricted Subsidiaries, in each case to the extent permitted hereunder, (b) Permitted Acquisition, (c) other Investment that is permitted hereunder that results in a Person becoming a Subsidiary, (d) designation of any Restricted Subsidiary as an Unrestricted Subsidiary, (e) incurrence of Indebtedness or making of a Dividend or a Restricted Debt Payment or (f) any non-ordinary course restructurings, cost savings and similar initiatives, operating improvements and synergy realizations (solely to the extent permitted to be added back pursuant to the definition of Pro Forma Basis). 55 US-DOCS\121951479.16133960081.2

“Subordinated Indebtedness” shall mean Indebtedness of the Borrower or any Guarantor that is by its terms subordinated in right of payment to the Obligations of the Borrower and such Guarantor, as applicable; provided that such terms of subordination and the intercreditor documentation with respect thereto, are reasonably acceptable to the Administrative Agent. “Subsidiary” shall mean, with respect to any Person (the “parent”) at any date, (i) any Person the accounts of which would be consolidated with those of the parent’s in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, (ii) any other corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (iii) any partnership (a) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iv) any other Person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless otherwise specified, references to “Subsidiary” or “Subsidiaries” herein shall refer to Subsidiaries of the Borrower. “Subsidiary Guarantor” means each Domestic Subsidiary of the Borrower that is or becomes pursuant to Section 5.10 a party to this Agreement; provided that, notwithstanding anything to the contrary, no Excluded Subsidiary shall be a Subsidiary Guarantor. “Swingline Commitment” means the commitment of the Swingline Lender to make loans pursuant to Section 2.17, as the same may be reduced from time to time pursuant to Section 2.07 provided that at no time shall the Swingline Commitment exceed the Revolving Commitment. The aggregate principal amount of the Swingline Commitment shall be $5,000,000 on the Closing Date “Swingline Exposure” means at any time the aggregate principal amount at such time of all outstanding Swingline Loans. The Swingline Exposure of any Revolving Lender at any time shall equal its Pro Rata Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender” means Owl Rock or one of its Affiliates or Approved Funds. “Swingline Loan” means any loan made by the Swingline Lender pursuant to Section 2.17. “T365” means Title365 Holding Co., a California corporation. “T365Co” means Title365 Company, a California corporation. “Tax Change” means any change in the Code or any other applicable Requirements of Law that would have the effect of changing the amount of Taxes due and payable by the Borrower and its Restricted Subsidiaries for any taxable period, as compared to 56 US-DOCS\121951479.16133960081.2 the amount of Taxes that would have been due and payable by the Borrower and its Restricted Subsidiaries for such taxable period under the Code or any other Requirements of Law as in effect immediately prior to such change; provided for avoidance of doubt, that the calculation of a change in Taxes due and payable shall take into account all changes to the Code or any other Requirements of Law. “Tax Group” shall have the meaning assigned to such term in Section 6.06(b). “Tax Return” shall mean all returns, statements, declarations, reports, filings, attachments and other documents or certifications required to be filed in respect of Taxes, including any amendments thereof. “Tax Withholdings” shall have the meaning assigned to such term in Section 2.15(a). “Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” shall mean a Loan made by Lenders to the Borrower pursuant to Section 2.01(a), and shall include, unless the context shall otherwise require, any Incremental Term Loans made pursuant to Section 2.20 after the Closing Date. “Term Loan Borrowing” shall mean a Borrowing comprised of Term Loans. “Term Loan Commitment” shall mean, with respect to any Lender, (a) its obligation to make its portion of Term Loans to the Borrower in the amount set forth on Annex A, and (b) unless the context shall otherwise require, any Incremental Term Loan Commitments made pursuant to Section 2.20 after the Closing Date. The initial aggregate amount of the Term Loan Commitments as of the date hereof is $225,000,000. “Term Loan Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan. “Term Loan Maturity Date” shall mean (x) with respect to any Term Loans the maturity date of which has not been extended pursuant to Section 2.21, June 30, 2026, and (y) with respect to any Extended Tranche of Term Loans, the final maturity date specified in the applicable Extension Election accepted by the respective Lender or Lenders. “Term SOFR” shall mean, (a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not 57 US-DOCS\121951479.16133960081.2 been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to an ABR Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “ABR Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any ABR Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such ABR SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Adjustment” means, for any calculation with respect to an ABR Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable Type of such Loan and (if applicable) Interest Period therefor: Base Rate Loans: 0.10% SOFR Loans: Interest Period Percentage One month 0.10% Three months 0.15% Six months 0.25% 58 US-DOCS\121951479.16133960081.2

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR “Test Period” shall mean, at any time, subject to Section 1.06, the four consecutive fiscal quarters of the Borrower then last ended (in each case taken as one accounting period) for which financial statements have been or were required to be delivered pursuant to Section 5.01(a), (b) or (c). “Total Consideration” shall mean (without duplication), with respect to any Permitted Acquisition, the sum of (a) cash paid as consideration to the seller in connection with such Permitted Acquisition (other than Earn-Outs), plus (b) Indebtedness for borrowed money payable to the seller in connection with such Permitted Acquisition (other than Earn-Outs), plus (c) the present value of future payments which are required to be made over a period of time and are not contingent upon the Borrower or any of its Restricted Subsidiaries meeting financial performance objectives (exclusive of salaries paid in the ordinary course of business) (discounted at ABR), plus (d) the amount of Indebtedness for borrowed money assumed in connection with such Permitted Acquisition, minus (e) the aggregate principal amount of equity contributions made to the Borrower the proceeds of which are used substantially contemporaneously with such contribution to fund all or a portion of the cash purchase price (including deferred payments) of such Permitted Acquisition, minus (f) any cash and Cash Equivalents on the balance sheet of the target entity acquired as part of the applicable Permitted Acquisition, minus (g) all transaction costs incurred in connection therewith; provided that Total Consideration shall not include any consideration or payment (y) paid by the Borrower or its Restricted Subsidiaries directly in the form of Equity Interests of the Borrower (or any direct or indirect parent company thereof) (other than Disqualified Capital Stock) or (z) funded by cash and Cash Equivalents generated by any Excluded Subsidiary. “Total Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) (i) Consolidated Total Indebtedness of the Borrower and its Restricted Subsidiaries on such date minus (ii) Unrestricted Cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $10,000,000, in Deposit Accounts and Securities Accounts subject to Deposit Account Control Agreements in favor of the Administrative Agent (provided that, such requirement that Unrestricted Cash and Cash Equivalents be in Deposit Accounts and Securities Accounts subject to Deposit Account Control Agreements in favor of the Administrative Agent shall not apply until the date that Deposit Account Control Agreements are required to be put in place pursuant to Section 5.12) to (b) LQA Revenue of the Borrower and its Restricted Subsidiaries as of such date, in each case on a Pro Forma Basis (other than (a)(ii)). “Total Revolving Commitment” shall mean the sum of all Revolving Commitments pursuant to this Agreement. On the Closing Date, the Total Revolving Commitment shall be $25,000,000, as set forth on Annex A, as the same may be (a) reduced 59 US-DOCS\121951479.16133960081.2 from time to time pursuant to Section 2.07 or Section 2.16(b) and (b) increased from time to time pursuant to Incremental Revolving Loan Commitments. “Tranche” shall mean each tranche of Loans and/or Commitments available hereunder. On the Closing Date there shall be two tranches, one comprised of the Term Loans and the other comprised of the Revolving Commitments (and Revolving Loans subsequently extended thereunder). “Transaction Documents” shall mean the Closing Date Acquisition Documents and the Loan Documents. “Transactions” shall mean, collectively, the transactions to occur on or prior to the Closing Date pursuant to the Closing Date Acquisition Documents and the Loan Documents; the execution, delivery and performance of the Closing Date Acquisition Documents, the Loan Documents and the initial Borrowings hereunder; and the payment of all fees, costs and expenses owing in connection with the foregoing. “Treasury Rate” means the rate per annum equal to the yield to maturity at the time of computation of the most recently issued United States of America Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) (or is obtainable from the Federal Reserve System’s Data Download Program as of the date of such H.15) that has become publicly available at least two Business Days prior to such date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such date of prepayment or repayment, as applicable, to the second anniversary of the Closing Date; provided, however, that if the period from such date of prepayment or repayment, as applicable, to the second anniversary of the applicable Closing Date is not equal to the constant maturity of a United States of America Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States of America Treasury securities for which such yields are given, except that if the period from such date of prepayment or repayment, as applicable, to the second anniversary of the applicable Closing Date is less than one year, the weekly average yield on actually traded United States of America Treasury securities adjusted to a constant maturity of one year shall be used. “Transferred Guarantor” shall have the meaning assigned to such term in Section 7.09. “Type” when used in reference to any Loan or Borrowing, shall mean a reference to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO RateTerm SOFR or the Alternate Base Rate. “UCC” shall mean the Uniform Commercial Code as in effect from time to time (except as otherwise specified) in any applicable state or jurisdiction. “UK Bail-In Legislation” means (to the extent that the United Kingdom is not an EEA Member Country which has implemented, or implements, Article 55 BRRD) Part I of the 60 US-DOCS\121951479.16133960081.2

United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings). “United States” or “U.S.” shall mean the United States of America. “Unrestricted Cash” shall mean, at any time, the aggregate amount of unrestricted cash and Cash Equivalents held in Deposit Accounts or Securities Accounts of the Borrower and its Restricted Subsidiaries (whether or not held in an account pledged to the Administrative Agent) that is free and clear of all Liens other than (i) Liens created by the Loan Documents or (ii) other Liens permitted hereunder; provided that any such Liens are subordinated to or pari passu with the Liens in favor of the Administrative Agent or Collateral Agent (and perfected to no greater extent than the Liens on such cash and Cash Equivalents in favor of the Administrative Agent); provided further, in any event, “Unrestricted Cash” shall exclude any cash and Cash Equivalents held in accounts of the Borrower and the Guarantors that are not subject to Deposit Account Control Agreements in contravention of Section 5.12. “Unrestricted Subsidiary” shall mean (a) any Subsidiary of the Borrower that is formed or acquired after the Closing Date; provided that the Borrower designates such Subsidiary an Unrestricted Subsidiary in a notice to the Administrative Agent, (b) any Restricted Subsidiary subsequently designated as an Unrestricted Subsidiary by the Borrower in a written notice to the Administrative Agent, and (c) each Subsidiary of an Unrestricted Subsidiary; provided that in the case of clauses (a) and (b) above, (i) such designation shall be deemed to be an Investment on the date of such designation in an amount equal to the fair market value of the investment therein and such designation shall be permitted only to the extent permitted under Section 6.03 on the date of such designation, (ii) no Event of Default shall have occurred and be continuing or would immediately result from such designation after giving pro forma effect thereto (including the re-designation of Indebtedness and Liens on the assets of such Subsidiary as Indebtedness and Liens on assets of an Unrestricted Subsidiary), (iii) immediately after giving effect to any such designation, on a Pro Forma Basis (including, for the avoidance of doubt, giving pro forma effect to the re-designation of Indebtedness and Liens on the assets of such Subsidiary as Indebtedness and Liens on assets of an Unrestricted Subsidiary), as of the date of determination and for the applicable Test Period, the Total Net Leverage Ratio does not exceed 2.00 to 1.00, and (iv) no Subsidiary of the Borrower that exists as of the Closing Date shall be permitted to be designated as an Unrestricted Subsidiary. The Borrower may, by written notice to the Administrative Agent, re-designate any Unrestricted Subsidiary as a Restricted Subsidiary (which shall constitute a reduction in any outstanding Investment), and thereafter, such Subsidiary shall no longer constitute an Unrestricted Subsidiary, but only if (a) no Event of Default shall have occurred and be continuing or would immediately result from such re-designation (including the re-designation of Indebtedness and Liens on the assets of such Subsidiary as Indebtedness and Liens on assets of a Restricted Subsidiary and the deemed return on any Investment in such Unrestricted Subsidiary pursuant to clause (y)) and (b) immediately after giving effect to any such re-designation (including the re-designation of Indebtedness and Liens on the assets of such Subsidiary as Indebtedness and Liens on assets of a Restricted Subsidiary and the deemed return on any 61 US-DOCS\121951479.16133960081.2

Investment in such Unrestricted Subsidiary pursuant to clause (y)), on a Pro Forma Basis, as of the date of determination and for the applicable Test Period, the Total Net Leverage Ratio does not exceed (x) prior to a Qualified IPO, 1.25 to 1.00 and (y) on or after a Qualified IPO, 1.67 to 1.00. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (x) the incurrence by such Restricted Subsidiary at the time of such designation of any Indebtedness or Liens of such Restricted Subsidiary outstanding at such time (after giving effect to, and taking into account, any payoff or termination of Indebtedness or any release or termination of Liens, in each case, occurring in connection or substantially concurrently therewith) and (y) constitute a return on any Investment by the Borrower in such Unrestricted Subsidiary in an amount equal to the fair market value at the date of such prior designation of such Restricted Subsidiary as an Unrestricted Subsidiary (solely for purposes of Section 6.03(q)). Notwithstanding anything herein to the contrary, the last quarter annualized revenue (defined in a manner consistent with LQA Revenue) of the Unrestricted Subsidiaries shall not in the aggregate represent in excess of 5.0% of the LQA Revenues of the Group Members on a consolidated basis as of any date. Notwithstanding anything else to the contrary, (I) no Subsidiary may be designated as an Unrestricted Subsidiary if (i) such designated Unrestricted Subsidiary shall directly or indirectly own any equity or debt of, or hold a Lien on any property of, the Borrower or any Person that will remain a Restricted Subsidiary, (ii) the Borrower or any other Person that will remain a Restricted Subsidiary shall be directly or indirectly liable for Indebtedness that provides that the holder thereof may (with the passage of time or notice or both) declare a default thereon or cause the payment to be accelerated or payable prior to its stated maturity thereof upon the occurrence of a default with respect to any Indebtedness, Lien or other obligation of such Unrestricted Subsidiary (including any right to take enforcement actions against such Unrestricted Subsidiary), (II) no Unrestricted Subsidiary shall develop (or own) any Intellectual Property that is material to the Credit Parties, or, to the extent any Unrestricted Subsidiary develops (or owns) such material Intellectual Property, (A) such Intellectual Property will be transferred to a Restricted Subsidiary as soon as is reasonably practicable (in the good faith determination of the Borrower) after the determination that such Intellectual Property is material or (B) such Unrestricted Subsidiary is designated as a Restricted Subsidiary as soon as is reasonably practicable (in the good faith determination of the Borrower) after the determination that such Intellectual Property is material and (III) no Unrestricted Subsidiary shall directly or indirectly own any equity or debt of, or hold a Lien on any property of, the Borrower or any Restricted Subsidiary. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “Voting Stock” shall mean, with respect to any Person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person. “Warrant” shall mean the Warrant for the Borrower’s Series G Preferred Stock issued to OR Lending LLC, OR Tech Lending LLC and OR BL LLC pursuant to the terms of Section 5.15. 62 US-DOCS\121951479.16133960081.2

“Warrant Agreement” shall mean a warrant agreement substantially in the form of Exhibit K. “Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness or Disqualified Capital Stock that is being modified, refinanced, refunded, renewed, replaced or extended, the effects of any prepayments or amortization made on such Indebtedness or Disqualified Capital Stock prior to the date of the applicable modification, refinancing, refunding, renewal, replacement or extension shall be disregarded. “Wholly Owned Subsidiary” shall mean, as to any Person, (a) any corporation 100% of whose capital stock (other than directors’ qualifying shares or other nominal issuance in order to comply with local laws) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person have a 100% equity interest at such time. “Withholding Agent” shall mean any Credit Party and the Administrative Agent. “Write-Down and Conversion Powers” means: (a) in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; (b) in relation to any other applicable Bail-In Legislation: (i) any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that Bail-In Legislation; and (c) in relation to any UK Bail-In Legislation: (i) any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial 63 US-DOCS\121951479.16133960081.2 institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers; and (ii) any similar or analogous powers under that UK Bail-In Legislation. “Yield” shall have the meaning assigned to such term in Section 2.20(f). Classification of Loans and Borrowings. For purposes of thisSection 1.02 Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “EurodollarSOFR Loan”) or by Class and Type (e.g., a “EurodollarSOFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing,” “Borrowing of Term Loans”) or by Type (e.g., a “EurodollarSOFR Borrowing”) or by Class and Type (e.g., a “EurodollarSOFR Revolving Borrowing”). Terms Generally.Section 1.03 The definitions of terms herein shall apply equally to the singular and(a) plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any Loan Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, replaced or otherwise modified (subject to any restrictions on such amendments, supplements, replacements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein), (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (v) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and (vii) all references to the knowledge of any Group Member or facts known by any Group Member shall mean actual knowledge of any Responsible Officer of such Person. Any Responsible Officer or Financial Officer executing any Loan Document or any certificate or other document made or delivered pursuant hereto or thereto, so executes or certifies in his/her capacity as a Responsible Officer or Financial Officer, as applicable, on behalf of the applicable Credit Party and not in any individual capacity. 64 US-DOCS\121951479.16133960081.2

The term “enforceability” and its derivatives when used to describe the(b) enforceability of an agreement shall mean that such agreement is enforceable except as enforceability may be limited by any Debtor Relief Law and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Any terms used in this Agreement that are defined in the UCC shall be(c) construed and defined as set forth in the UCC unless otherwise defined herein; provided that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern. For all purposes under the Loan Documents, in connection with any(d) division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time. Accounting Terms; GAAP; Tax Laws. Except as otherwiseSection 1.04 expressly provided herein, all financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and all terms of an accounting or financial nature shall be construed and interpreted in accordance with GAAP, as in effect on December 31, 2018; provided that in the event a change in GAAP occurs, the Borrower may, at its election in its sole discretion and upon notice to the Administrative Agent, until such time as the audited financial statements for such fiscal year are required to be delivered pursuant to Section 5.01(a), prepare any unaudited financial statement to be delivered pursuant to Section 5.01(b) or 5.01(c) of this Agreement during such fiscal year in accordance with GAAP without giving effect to such change in GAAP. The Borrower shall provide to the Administrative Agent and the Lenders, concurrently with the delivery of each certificate or financial report required hereunder at a time when a change in GAAP or a Tax Change is being accounted for differently as between the preparation of financial statements and the calculation of any financial ratio, term or standard hereunder, a written statement of a Financial Officer of the Borrower setting forth in reasonable detail the differences (including any differences that would affect any calculations relating to the Financial Covenant as set forth in Section 6.08) that resulted from such differences in the application of the change in GAAP or the implementation of any Tax Change as a result of the foregoing rules of construction. Notwithstanding anything to the contrary, for all purposes under this Agreement and the other Loan Documents, including negative covenants, financial covenants and component definitions, GAAP will be deemed to treat operating leases and Capital Leases in a manner consistent with their current treatment under GAAP as in effect on December 31, 2018, notwithstanding any modifications or interpretive changes thereto that may occur thereafter. Notwithstanding any other provision contained herein, (i) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Statement of Financial Accounting Standards 159 or FASB ASC 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any of its Restricted Subsidiaries at “fair value,” as defined therein and (ii) the 65 US-DOCS\121951479.16133960081.2 financial ratios and related definitions set forth in the Loan Documents shall be computed to exclude the application of Financial Accounting Standards No. 133, 150 or 123(R) or any other financial accounting standard having a similar result or effect (to the extent that the pronouncements in Financial Accounting Standards No. 123(R) result in recording an equity award as a liability on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries in the circumstance where, but for the application of the pronouncements, such award would have been classified as equity). Notwithstanding anything to the contrary herein, all financial ratios and tests (including the Total Net Leverage Ratio and the amount of Consolidated Total Assets and LQA Revenue) contained in this Agreement that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis. Further, if since the beginning of any Test Period and on or prior to the date of any required calculation of any financial ratio or test (x) any Subject Transaction shall have occurred (including, for the avoidance of doubt, any Subject Transaction whose permissibility is being tested and any substantially concurrent Subject Transactions) or (y) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have consummated any Subject Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred at the beginning of the applicable Test Period (it being understood, for the avoidance of doubt, that solely for purposes of calculating quarterly compliance with Section 6.08, the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring thereafter shall be taken into account). Other than as provided in Section 1.06 below, for purposes of determining the permissibility of any action, change, transaction or event that by the terms of the Loan Documents requires a calculation of any financial ratio or test (including the Total Net Leverage Ratio and the amount of LQA Revenue and Consolidated Total Assets), (x) such financial ratio or test shall be calculated at the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be and (y) such financial ratio or test shall be calculated (on a Pro Forma Basis if applicable) using the most recent financial statements which have been delivered by the Credit Parties in accordance with Section 5.01(a), 5.01(b) or 5.01(c). Notwithstanding anything to the contrary herein, (a) to the extent compliance with a financial ratio or test is calculated prior to the date financial statements are first delivered under Section 5.01(a), (b) or (c) such calculation shall use the latest financial statements delivered pursuant to Section 4.01(m), and (b) any determination of compliance with the Financial Covenant for purposes of determining the permissibility under the Loan Documents of any transaction occurring on or prior to the last day of the first full fiscal quarter commencing after the Closing Date shall be made applying the covenant levels applicable to the Test Period ending the last day of the first full fiscal quarter commencing after the Closing Date. 66 US-DOCS\121951479.16133960081.2

Resolution of Drafting Ambiguities. Each party heretoSection 1.05 acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof. Limited Condition Acquisition. Notwithstanding anything to theSection 1.06 contrary herein, in the case of the incurrence of any Indebtedness (other than under any Incremental Facilities, which shall remain subject to the terms of Section 2.20 with respect to the impact, if any, of a Limited Condition Acquisition) or Liens or the making of any Permitted Acquisitions or other permitted Investments or fundamental changes in connection with a Limited Condition Acquisition, if the Borrower has made an LCA Election with respect to such Limited Condition Acquisition, the relevant ratios and the component amounts thereof (including LQA Revenue, Total Net Leverage Ratio or Consolidated Total Indebtedness (in each case)) (but other than the Financial Covenant under Section 6.08 (other than compliance with the Financial Covenant as a condition to effecting any transaction)) and baskets shall be determined as of the date the definitive agreements for such Limited Condition Acquisition are entered into and effective (and not, for the avoidance of doubt, the date of consummation of any Limited Condition Acquisition) (the “LCA Test Date”), and shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) were consummated on such LCA Test Date (but, for the avoidance of doubt, without giving effect to the cash proceeds of any indebtedness incurred to finance such Limited Condition Acquisition for the purposes of cash netting in the determination of any leverage multiples); provided that, (i) if the Borrower has made an LCA Election, in connection with the calculation of any ratio or basket with respect to the incurrence of any other Indebtedness or Liens, or the making of any Permitted Acquisitions or other permitted Investments, Dividends, Restricted Debt Payments, Asset Sales or other sales or dispositions of assets or fundamental changes on or following the applicable LCA Test Date and on prior to the earlier of (x) the date on which such Limited Condition Acquisition is consummated or (y) the date that the definitive agreement (or in the case of a Limited Condition Acquisition that involves some other manner of establishing a binding obligation under local law, such other binding obligation to consummate such transaction) for such Limited Condition Acquisition is terminated or expires, any such ratio or basket shall be calculated on a Pro Forma Basis (I) assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (II) assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have not been consummated (in which case such ratios or baskets, as applicable, relating to such subsequent transaction shall be required to be satisfied under both the preceding clauses (I) and (II) to be in compliance with the terms of this Agreement) and (ii) no Event of Default shall exist on the LCA Test Date and no Event of Default under Section 8.01(a), (b), (g) or (h) shall exist the date on which such Limited Condition Acquisition is consummated. Times of Day. Unless otherwise specified, all references herein toSection 1.07 times of day shall be references to New York City time. 67 US-DOCS\121951479.16133960081.2

Deliveries. Notwithstanding anything herein to the contrary,Section 1.08 whenever any document, agreement or other item is required by any Loan Document to be delivered or completed on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day. Schedules and Exhibits. All of the schedules and exhibits attachedSection 1.09 to this Agreement shall be deemed incorporated herein by reference. Currency Generally.Section 1.10 All Loans shall be made in U.S. dollars.(a) For purposes of determining compliance with Sections 6.01, 6.02, 6.03,(b) 6.04, 6.05, 6.06, 6.07 or 6.09, with respect to any Indebtedness, Liens, Investments, liquidations, dissolutions, mergers, consolidations, Asset Sales or other dispositions, Dividends, affiliate transactions or Restricted Debt Payments in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time the Borrower or one of its Restricted Subsidiaries is contractually obligated to incur, enter into, make or acquire such Indebtedness, Liens, Investments, liquidations, dissolutions, mergers, consolidations, Asset Sales or other dispositions, Dividends, affiliate transactions or Restricted Debt Payments (so long as, at the time of entering into the contract to incur, enter into, make or acquire such Indebtedness, Liens, Investments, liquidations, dissolutions, mergers, consolidations, Asset Sales or other dispositions, Dividends, affiliate transactions or Restricted Debt Payments, such transaction was permitted hereunder) and once contractually obligated to be incurred, entered into, made or acquired, the amount of such Indebtedness, Liens, Investments, liquidations, dissolutions, mergers, consolidations, Asset Sales or other dispositions, Dividends, affiliate transactions or Restricted Debt Payments, shall be always deemed to be at the Dollar amount on such date, regardless of later changes in currency exchange rates. In respect of any relevant period, the exchange rates used in relation to(c) calculating Consolidated Total Indebtedness shall be the weighted average exchange rates used for determining LQA Revenues (or any component thereof) for the relevant period, provided that if the Borrower or any of its Restricted Subsidiaries has entered into any currency Hedging Agreement in respect of any borrowings, the currency and amount of such borrowings shall be determined by first taking into account the effects of that currency Hedging Agreement. Basket Amounts and Application of Multiple Relevant Provisions.Section 1.11 Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any affirmative, negative or other covenant in this Agreement or the other Loan Documents may be accumulated, added, combined, aggregated or used together by any Credit Party and its Subsidiaries without limitation for any purpose permitted hereby, and (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this Agreement and the other Loan Documents. Notwithstanding the foregoing, for purposes of determining compliance with 68 US-DOCS\121951479.16133960081.2

Article VI, in the event that any Lien, Investment, liquidation, dissolution merger, consolidation, Indebtedness, disposition, Dividend, Affiliate transaction, contractual requirement or prepayment of Indebtedness meets the criteria of one, or more than one, of the “baskets” or categories of transactions then permitted pursuant to any clause or subsection of Article VI, such transaction (or any portion thereof) at any time shall be permitted under one or more of such “baskets” or categories at the time of such transaction or any later time from time to time, in each case, as determined by the Borrower in its sole discretion at such time and thereafter may be reclassified or divided (as if incurred at such later time) by the Borrower (solely among baskets within a particular covenant (i.e. within Section 6.01)), other than with respect to Sections 6.06 and 6.09 thereof, in any manner not expressly prohibited by this Agreement, and such Lien, Investment, liquidation, dissolution merger, consolidation, Indebtedness, disposition, Dividend, Affiliate transaction, contractual requirement or prepayment of Indebtedness (or any portion thereof) shall be treated as having been incurred or existing pursuant to only such “basket” or category of transactions or “baskets” or categories of transactions (or any portion thereof) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Liens, Investments, liquidations, dissolutions, mergers, consolidations, Indebtedness, dispositions, Dividends, Affiliate transactions, contractual requirements or prepayments of Indebtedness, as applicable, that may be incurred pursuant to any other “basket” or category of transactions. Rates. The Administrative Agent does not warrant or accept anySection 1.12 responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to ABR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain ABR, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 69 US-DOCS\121951479.16133960081.2

ARTICLE II THE CREDITS Commitments. Subject to the terms and conditions herein setSection 2.01 forth, each Lender agrees, severally and not jointly: Term Loans. To make a Term Loan to the Borrower on the Closing Date(a) in the principal amount of its Term Loan Commitment; and Revolving Loans. To make Revolving Loans, upon the terms and(b) conditions set forth herein, to the Borrower at any time and from time to time on or after the Closing Date until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that (i) will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment and (ii) will not, after giving effect thereto and to the application of the proceeds thereof, at any time result in the aggregate principal amount of the Revolving Exposure outstanding at such time exceeding the Total Revolving Commitment then in effect; provided that no Revolving Loans may be drawn on the Closing Date. The Revolving Loans may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Revolving Loans or EurodollarSOFR Revolving Loans; provided, that all Revolving Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Loans of the same Type. Amounts paid or prepaid in respect of Term Loans may not be reborrowed. Within the limits set forth in clause (b) above and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Revolving Loans. Loans.Section 2.02 Each Loan (other than Swingline Loans) shall be made as part of a(a) Borrowing consisting of Loans made by the applicable Lenders ratably in accordance with their applicable Commitments; provided that the failure of any Lender to make its Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). Except for Loans deemed made pursuant to Section 2.18(e)(ii), (x) ABR Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $100,000 and not less than the Minimum Borrowing Amount or (ii) equal to the remaining available balance of the applicable Commitments and (y) the EurodollarSOFR Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $100,000 and not less than the Minimum Borrowing Amount or (ii) equal to the remaining available balance of the applicable Commitments. Subject to Sections 2.01, 2.11 and 2.12, each Borrowing shall be(b) comprised entirely of ABR Loans or EurodollarSOFR Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any EurodollarSOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided 70 US-DOCS\121951479.16133960081.2 that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. More than one Borrowing may be incurred on any day, but at no time shall there be outstanding more than, in the case of Loans maintained as EurodollarSOFR Loans, seven (7) Borrowings of such Loans in the aggregate. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings. Except for Loans deemed made pursuant to Section 2.01(a) or Section(c) 2.18(e)(ii), each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account as the Administrative Agent may designate not later than 12:00 (noon) New York City time, with respect to EurodollarSOFR Loans, or 1:30 p.m. New York City time, with respect to ABR Loans, and upon receipt of all requested Loan funds, the Administrative Agent shall promptly wire all such requested amounts so received to an account as directed by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders. Unless the Administrative Agent shall have received written notice from a(d) Lender prior to the date (in the case of any EurodollarSOFR Borrowing) and at least two (2) hours prior to the time (in the case of any ABR Borrowing) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent at the time of such Borrowing in accordance with clause (c) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for the purposes of this Agreement, and the Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.02(d) shall cease. Notwithstanding any other provision of this Agreement, the Borrower(e) shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date or the Term Loan Maturity Date, as applicable. Borrowing Procedure. To request a Revolving Borrowing or TermSection 2.03 Loan Borrowing, the Borrower shall deliver, by facsimile or other electronic transmission if arrangements for doing so have been approved in writing (including via email) by the 71 US-DOCS\121951479.16133960081.2

Administrative Agent, a duly completed and executed Borrowing Request to the Administrative Agent (a) in the case of a Revolving Borrowing, not later than 12:00 p.m., New York City time (or such later time on such Business Day as may be reasonably acceptable to the Administrative Agent), three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing; *provided* that a Revolving Borrowing may not be requested more than twice per calendar month, or (b) in the case of Term Loan Borrowings to be made on the Closing Date, not later than 12:00 p.m., New York City time, (1) one Business Day before the date of the proposed Borrowing. Each Borrowing Request shall be irrevocable and shall specify the following information in compliance with Section 2.02:

(a) whether the requested Borrowing is to be a Borrowing of Revolving Loans or Term Loans;

(b) the aggregate amount of such Borrowing;

(c) the date of such Borrowing, which shall be a Business Day;

(d) whether such Borrowing is to be an ABR Borrowing or a ~~Eurodollar~~SOFR Borrowing;

(e) in the case of a ~~Eurodollar~~SOFR Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "**Interest Period**";

(f) the wiring instructions, including the location and number of the account to which funds are to be disbursed; and

(g) with respect to each Credit Extension made after the Closing Date, that the conditions set forth in Section 4.02(b) and Section 4.02(c) will be satisfied or waived as of the date the requested Borrowing is made.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be a ~~Eurodollar~~SOFR Borrowing with an Interest Period of one month's duration. If the Borrower requests a ~~Eurodollar~~SOFR Borrowing but fails to specify an Interest Period, the Borrower will be deemed to have specified an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

Section 2.04 Evidence of Debt; Repayment of Loans.

(a) Promise to Repay. The Borrower unconditionally promises to pay to the Administrative Agent (i) for the account of each Term Loan Lender, the principal amount of each Term Loan of such Term Loan Lender as provided in Section 2.09, (ii) for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan of such Revolving Lender on the Revolving Maturity Date and (iii) the Swingline Lender, the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month (or, if such

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date is not a Business Day, on the next succeeding Business Day) and is at least two Business Days after such Swingline Loan is made; provided that, on each date that a Revolving Borrowing is made, Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested. Lender and Administrative Agent Records. Each Lender shall maintain in(b) accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type and Class thereof and the Interest Period applicable thereto; (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder; and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. The entries made in the accounts maintained pursuant to this paragraph shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms. In the event of any conflict between the records maintained by any Lender and the records of the Administrative Agent in respect of such matters, the records of the Administrative Agent shall control in the absence of manifest error. Promissory Notes. Any Lender by written notice to the Borrower (with a(c) copy to the Administrative Agent) may request that Loans of any Class made by it be evidenced by a Note. In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender or its registered assigns in the form of Exhibit G-1 or G-2, as the case may be. Thereafter, the Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more Notes in such form payable to the payee named therein or its registered assigns. Fees.Section 2.05 Commitment Fee. The Borrower agrees to pay to the Administrative(a) Agent for the account of each Revolving Lender (subject to Section 2.19, in the case of a Defaulting Lender) a commitment fee (a “Commitment Fee”) equal 0.50% per annum on the actual daily unused amount of the Revolving Commitment of such Revolving Lender during the period from and including the Closing Date to but excluding the date on which such Revolving Commitment terminates. Accrued Commitment Fees shall be payable in arrears (A) on the last Business Day of each March, June, September and December of each year, commencing on the end of the first full quarterly period to occur after the Closing Date, and (B) on the date on which such Commitment terminates. Commitment Fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing Commitment Fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose); provided that for the 73 US-DOCS\121951479.16133960081.2 purpose of calculations and payments pursuant to this Section 2.05, the Revolving Commitment of each Defaulting Lender shall be deemed equal to $0. Administrative Agent Fees. The Borrower agrees to pay to the(b) Administrative Agent, for its own account, the administrative fees payable in the amounts and at the times set forth in the Agent’s Fee Letter (the “Administrative Agent Fee”). LC Participation and Fronting Fees. The Borrower agrees to pay (i) to the(c) Administrative Agent for the account of each Revolving Lender a participation fee (“LC Participation Fee”) in Dollars with respect to its participations in Letters of Credit, which shall accrue at a rate equal to the Applicable Margin for the LC Participation Fee on the actual daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee (“Fronting Fee”) in Dollars which shall accrue at a rate of 0.25% per annum on the actual daily amount of the LC Exposure (excluding any portion thereof attributable to Reimbursement Obligations) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s reasonable customary fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Accrued LC Participation Fees and Fronting Fees shall be payable in arrears (i) on the last Business Day of each March, June, September and December of each year, commencing on the first such date to occur after the Closing Date, and (ii) on the date on which the Revolving Commitments terminate. Any such fees accruing after the date on which the Revolving Commitments terminate shall be payable promptly on written demand. Any other fees payable to the applicable Issuing Bank pursuant to this paragraph shall be payable within ten (10) Business Days after written demand therefor. All LC Participation Fees and Fronting Fees shall be computed on the basis of a year of 365 or 366 days, as applicable, and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Fee Letter. Without duplication of any other fees set forth in this Section(d) 2.05, the Borrower agrees to pay the fees set forth in the Fee Letters at the times and in the manner set forth therein. All Fees shall be paid on the dates due, in immediately available funds, to(e) the Administrative Agent for distribution, if and as appropriate, among the applicable Lenders, except that the Borrower shall pay the Fronting Fees directly to the Issuing Bank. Once paid when due and payable, none of the Fees shall be refundable under any circumstances. Interest on Loans.Section 2.06 ABR Loans. Subject to the provisions of Section 2.06(c), the Loans(a) comprising each ABR Borrowing, including each Swingline Loan, shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin in effect from time to time. 74 US-DOCS\121951479.16133960081.2

(b) ~~Eurodollar~~SOFR Loans. Subject to the provisions of Section 2.06(c), the Loans comprising each ~~Eurodollar~~SOFR Borrowing shall bear interest at a rate per annum equal to ~~the~~ Adjusted ~~LIBO Rate~~Term SOFR for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time. From and after the First Amendment Effective Date, Adjusted Term SOFR shall replace the use of the Adjusted LIBO Rate (as defined in this Agreement immediately prior to the First Amendment Effective Date) with respect to the calculation of interest, and any Eurodollar Loan (as defined in this Agreement immediately prior to the First Amendment Effective Date) shall become a SOFR Loan; provided that if the First Amendment Effective Date falls before the last day of an Interest Period for any Loan:

(i) Such Loan shall continue to bear interest at the Adjusted LIBO Rate (as defined in this Agreement immediately prior to the First Amendment Effective Date) plus the Applicable Margin for such applicable facility hereunder for the remainder of such Interest Period;

(ii) Any provisions in this Agreement related to SOFR shall not apply to such Loan for the remainder of such Interest Period;

(iii) From and after the first day of the immediately succeeding Interest Period (if any) for such Loan, Adjusted Term SOFR shall apply with respect to the calculation of interest and any provisions in this Agreement related to SOFR shall apply to such Loan.

(c) Default Rate. Notwithstanding the foregoing, (x) upon the occurrence and during the existence of an Event of Default under Sections 8.01(a), (b), (g) or (h) or (y) at the election of the Required Lenders upon an Event of Default (other than under Sections 8.01(a), (b), (g) or (h)), in each case, the Obligations hereunder shall bear interest from the date of such Event of Default (after as well as before judgment) at a *per annum* rate equal to (i) in the case of amounts constituting principal, 2.00% plus the rate otherwise applicable to such Loan as provided in Section 2.06(a) and Section 2.06(b) or (ii) in the case of amounts constituting the aggregate principal amount of, or interest on, all LC Disbursements, 2.00% plus the rate otherwise applicable as provided in Section 2.18(h) or (iii) in the case of any other Obligations that constitute overdue amounts (including overdue interest), 2.00% plus the rate applicable to ABR Loans as provided in Section 2.06(a) (in either case, the "**Default Rate**").

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; *provided* that (i) interest accrued pursuant to Section 2.06(c) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or a Swingline Loan without a permanent reduction in Revolving Commitments), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any ~~Eurodollar~~SOFR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Calculation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate in clause (a) of

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the definition of “Alternate Base Rate” shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO RateTerm SOFR shall be determined by the Administrative Agent in accordance with the provisions of this Agreement and such determination shall be deemed conclusive absent manifest error. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid within the time periods specified herein; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day. Termination and Reduction of Commitments.Section 2.07 The Term Loan Commitments shall automatically terminate upon the(a) funding of the Term Loans on the Closing Date. The Revolving Commitments, the Swingline Commitment and the LC Commitment shall automatically terminate on the Revolving Maturity Date. Optional Terminations and Reductions. At its option, the Borrower may at(b) any time terminate, or from time to time, without premium or penalty (except as provided in Section 2.13 with respect to any concurrent repayment of Revolving Loans), permanently reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $100,000 and not less than $250,000 and (ii) the Revolving Commitments shall not be terminated or reduced if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the aggregate amount of Revolving Exposures would exceed the aggregate amount of Revolving Commitments. Borrower Notice. The Borrower shall notify the Administrative Agent in(c) writing of any election to terminate or reduce the Commitments under Section 2.07(b) at least three (3) Business Days, or such shorter period as the Administrative Agent may agree in its sole discretion, prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.07(c) shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of any other credit facilities or the closing of any securities offering, or the occurrence of any other event specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. With respect to the effectiveness of any such other credit facilities or the closing of any such securities offering, the Borrower may extend the date of termination at any time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class. 76 US-DOCS\121951479.16133960081.2

Section 2.08 Interest Elections.

(a) Generally. Each Revolving Borrowing and Term Loan Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a ~~Eurodollar~~SOFR Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a ~~Eurodollar~~SOFR Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.08 shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) Interest Election Notice. To make an election pursuant to this Section, the Borrower shall deliver, by hand delivery or facsimile or other electronic transmission if arrangements for doing so have been approved in writing (including via email) by the Administrative Agent, a duly completed and executed Interest Election Request to the Administrative Agent not later than (x) in the case of an Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a ~~Eurodollar~~SOFR Borrowing, not later than 12:00 p.m., New York City time (or such later time on such Business Day as may be reasonably acceptable to the Administrative Agent), three (3) Business Days before the proposed effective date of such election and (y) in the case of a conversion of any Borrowing to an ABR Borrowing, not later than 12:00 p.m., New York City time (or such later time on such Business Day as may be reasonably acceptable to the Administrative Agent), one (1) Business Day before the proposed effective date of such election. Each Interest Election Request shall be irrevocable. Each Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, or if outstanding Borrowings are being combined, allocation to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below, as applicable, shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a ~~Eurodollar~~SOFR Borrowing; and

(iv) if the resulting Borrowing is a ~~Eurodollar~~SOFR Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period."

If any such Interest Election Request requests a ~~Eurodollar~~SOFR Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one (1) month's duration.

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Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

(c) Automatic Conversion. If an Interest Election Request with respect to a ~~Eurodollar~~SOFR Borrowing is not timely delivered prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid or prepaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a ~~Eurodollar~~SOFR Borrowing with an Interest Period of one month's duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, the Administrative Agent or the Required Lenders may require, by notice to the Borrower, that (i) no outstanding Borrowing may be converted to or continued as a ~~Eurodollar~~SOFR Borrowing, and (ii) unless repaid or prepaid, each ~~Eurodollar~~SOFR Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.09 Amortization of Term Loans. No amortization shall be required prior to the Term Loan Maturity Date. To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date.

Section 2.10 Optional and Mandatory Prepayments of Loans.

(a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay Revolving Loans and Term Loans without premium or penalty (except as and to the extent provided in Section 2.10(k) or Section 2.13), subject to the requirements of this Section 2.10; *provided* that each partial prepayment of (x) any Term Loans shall be in a multiple of $250,000 and in an aggregate principal amount of at least $250,000, and (y) any Revolving Loans shall be in a multiple of $100,000 and not less than $250,000 or, if less, the outstanding amount of such Borrowing.

(b) Revolving Loan Prepayments.

(i) In the event of the termination of all the Revolving Commitments in accordance with the terms hereof, the Borrower shall, on the date of such termination, repay or prepay all of its outstanding Revolving Borrowings and all outstanding Swingline Loans and, at the Borrower's option, either replace, backstop or continue under another credit facility (on terms and conditions acceptable to the applicable Issuing Bank) all outstanding Letters of Credit or cash collateralize all outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i).

(ii) In the event of any partial reduction of the Revolving Commitments in accordance with the terms hereof, then (x) at or prior to the effective date of such reduction, the Administrative Agent shall notify the Borrower and the Revolving Lenders of the sum of the Revolving Exposures after giving effect thereto and (y) if the sum of the Revolving Exposures would exceed the aggregate amount of Revolving Commitments after giving effect to such reduction, then the Borrower shall, on the date of such reduction, *first*, repay or prepay Swingline Loans, *second*, repay or prepay Revolving Borrowings and *third*, at the Borrower's option, either replace or

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backstop (on terms and conditions acceptable to the applicable Issuing Bank) outstanding Letters of Credit or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an aggregate amount sufficient to eliminate such excess. In the event that at any time the sum of all Lenders’ Revolving(iii) Exposures exceeds the Revolving Commitments then in effect, the Borrower shall, without notice or demand, immediately first, repay or prepay Swingline Loans, second, repay or prepay Revolving Borrowings, and third, at the Borrower’s option, either replace or backstop (on terms and conditions acceptable to the applicable Issuing Bank) outstanding Letters of Credit or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an aggregate amount sufficient to eliminate such excess. In the event that the aggregate LC Exposure exceeds the LC(iv) Sublimit then in effect, the Borrower shall, without notice or demand, immediately, at the Borrower’s option, either replace or backstop (on terms and conditions acceptable to the applicable Issuing Bank) outstanding Letters of Credit or cash collateralize outstanding Letters of Credit in accordance with the procedures set forth in Section 2.18(i), in an aggregate amount sufficient to eliminate such excess. Asset Sales. Not later than ten (10) Business Days following the receipt of(c) any Net Cash Proceeds of any Asset Sale by any Group Member (other than any issuance or sale of Equity Interests to or from any Group Member to another Group Member permitted hereunder), the Borrower shall apply an aggregate amount equal to 100% of such Net Cash Proceeds to make prepayments in accordance with Sections 2.10(i) and 2.10(j); provided that: no such prepayment shall be required under this clause (c) (A) with(i) respect to any disposition of property which constitutes a Casualty Event, or (B) to the extent the aggregate amount of Net Cash Proceeds from all such Asset Sales, together with all Casualty Events, do not exceed $4,000,000 in any twelve month period (the “Asset Sale/Casualty Event Threshold” and the Net Cash Proceeds in excess of the Asset Sale/Casualty Event Threshold, the “Excess Net Cash Proceeds”); provided that, only such Excess Net Cash Proceeds shall subject to this Section 2.10(c); so long as no Event of Default under Section 8.01(a), (b), (g) or (h)(ii) shall have occurred and be continuing, such proceeds with respect to any such Asset Sale shall not be required to be so applied on such date to the extent that the Borrower shall have notified the Administrative Agent on or prior to such date stating that such Excess Net Cash Proceeds are expected to be reinvested in assets used or useful in the business of any Group Member (including pursuant to a Permitted Acquisition, Investment or Capital Expenditure) or to be contractually committed to be so reinvested, within 15 months (or within 21 months following receipt thereof if a contractual commitment to reinvest is entered into within 15 months following receipt thereof) following the date of such Asset Sale; and 79 US-DOCS\121951479.16133960081.2 if all or any portion of such Excess Net Cash Proceeds that are the(iii) subject of a notice delivered pursuant to clause (ii) immediately above is neither reinvested nor contractually committed to be so reinvested within such 15 month period (or is not actually reinvested within such additional six (6) month period, if applicable), such unused portion shall be applied within ten (10) Business Days after the last day of such period as a mandatory prepayment as provided in this Section 2.10(c). Debt Issuance. Not later than one (1) Business Day following the receipt(d) of any Net Cash Proceeds of any Debt Issuance by any Group Member (or concurrently with the receipt of Net Cash Proceeds of any Debt Issuance by any Group Member in connection with a refinancing facility under Section 2.22), the Borrower shall make prepayments in accordance with Section 2.10(i) and (j) in an aggregate principal amount equal to 100% of such Net Cash Proceeds. Casualty Events. Not later than ten (10) Business Days following the(e) receipt of any Net Cash Proceeds from a Casualty Event by any Group Member, the Borrower shall apply an amount equal to 100% of such Net Cash Proceeds to make prepayments in accordance with Section 2.10(i) and (j); provided that no such prepayment shall be required under this clause (e) (A) with(i) respect to any disposition of property which constitutes an Asset Sale, or (B) to the extent the aggregate amount of Net Cash Proceeds from all such Casualty Events, together with Asset Sales, do not exceed the Asset Sale/Casualty Event Threshold in any twelve month period; provided that, only such Excess Net Cash Proceeds shall subject to this Section 2.10(e)), so long as no Event of Default under Section 8.01(a), (b), (g) or (h)(ii) shall have occurred and be continuing, the Borrower shall have notified the Administrative Agent on or prior to such date stating that such proceeds in excess of the Casualty Event Threshold are expected (x) to be used to repair, replace or restore any Property in respect of which such Net Cash Proceeds were paid or to reinvest in other fixed or Capital Assets or assets that are otherwise used or useful in the business of the Group Members (including pursuant to a Permitted Acquisition, investment or Capital Expenditure), or (y) to be contractually committed to be so reinvested, in each case, no later than 15 months (or within 21 months following receipt thereof if such contractual commitment to reinvest has been entered into within 15 months following receipt thereof) following the date of receipt of such proceeds; and if all or any portion of such Excess Net Cash Proceeds that are the(iii) subject of a notice delivered pursuant to clause (i) immediately above is neither reinvested nor contractually committed to be so reinvested within such 15 month period (or is not actually reinvested within such additional six (6) month period, if applicable), such unused portion shall be applied within ten (10) Business Days after the last day of such period as a mandatory prepayment as provided in this Section 2.10(e). [Reserved].(f) 80 US-DOCS\121951479.16133960081.2

[Reserved].(g) Notwithstanding the foregoing, (i) to the extent that any or all of the Net(h) Cash Proceeds of any Asset Sale by a Foreign Subsidiary (or a U.S. Subsidiary of a Foreign Subsidiary) (a “Foreign Disposition”) or the Net Cash Proceeds of any Casualty Event from a Foreign Subsidiary (or a U.S. Subsidiary of a Foreign Subsidiary) (a “Foreign Casualty Event”), in each case giving rise to a prepayment event pursuant to clause (c) or (e) are or is prohibited, restricted or materially delayed by applicable local law, rule or regulation (including, without limitation, financial assistance and corporate benefit restrictions and fiduciary and statutory duties of any director or officer of such Subsidiaries) from being repatriated to the Borrower or so prepaid or such repatriation or prepayment would present a material liability for the applicable Subsidiary or its directors or officers (or gives rise to a material breach of fiduciary or statutory duties by any director or officer), the portion of such Net Cash Proceeds so affected will not be required to be applied to repay Loans at the times provided in this Section 2.10 but may be retained by the applicable Foreign Subsidiary and (ii) to the extent that the Borrower has determined in good faith that repatriation of any or all of the Net Cash Proceeds of any Foreign Disposition or any Foreign Casualty Event, in each case giving rise to a prepayment event pursuant to clause (c) or (e) would result in material adverse tax consequences, the Net Cash Proceeds so affected will not be required to be applied to repay Loans at the times provided in this Section 2.10 but may be retained by the applicable Foreign Subsidiary. The non-application of any such prepayment amounts as a result of the foregoing provisions will not constitute a Default or an Event of Default and such amounts shall be available for working capital purposes of the Borrower and its Restricted Subsidiaries as long as not required to be prepaid in accordance with the following provisions. The Borrower shall not be required to monitor any Payment Block and/or reserve cash for future repatriation after the Borrower has notified the Administrative Agent of the existence of such Payment Block. Application of Prepayments. Prior to any optional or mandatory(i) prepayment hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to Section 2.10(j), subject to the provisions of this Section 2.10(i). Subject to Section 2.10(k) below, all optional prepayments will be applied pro rata amongst each Tranche of outstanding Term Loans and, if applicable, Incremental Term Loans and, within each Tranche, as directed by the Borrower (and absent such direction, in direct order of maturity thereof). Any prepayments pursuant to Section 2.10(b), (c), (d) and (e) (or any equivalent provision applicable to any Tranche of Loans extended hereunder after the Closing Date), shall be applied pro rata amongst each Tranche of outstanding Term Loans and, if applicable, Incremental Term Loans and, within each Tranche, first, to accrued interest and fees with respect to Term Loans and, if applicable, Incremental Term Loans being prepaid and second, to reduce the remaining principal amount of such Term Loans and Incremental Term Loans. Notwithstanding anything herein to the contrary, with respect to any prepayment under Section 2.10(c) or (e), the Borrower may use a portion of the Net Cash Proceeds to prepay or repurchase Permitted Pari Passu Refinancing Debt and any other senior Indebtedness in each case secured by the Collateral on a pari passu basis with the Liens securing the Obligations (the “Applicable Other Indebtedness”) to the extent required pursuant to the terms of the documentation governing such Applicable Other Indebtedness, in which case, the amount of the 81 US-DOCS\121951479.16133960081.2 prepayment required to be offered with respect to such Net Cash Proceeds pursuant to Section 2.10(c) or (e) shall be deemed to be the amount equal to the product of (x) the amount of such Net Cash Proceeds multiplied by (y) a fraction, the numerator of which is the outstanding principal amount of Loans required to be prepaid pursuant to Section 2.10(c) or (e) and the denominator of which is the sum of the outstanding principal amount of Loans required to be prepaid pursuant to Section 2.10(c) or (e) and the outstanding principal amount of such Applicable Other Indebtedness required to be prepaid pursuant to the corresponding provisions of such Applicable Other Indebtedness. Notice of Prepayment. The Borrower shall notify the Administrative(j) Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by written notice of any prepayment hereunder (i) in the case of prepayments of a EurodollarSOFR Borrowing, not later than 12:00 p.m., New York City time three (3) U.S. Government Securities Business Days before the date of prepayment (or such later time as may be agreed by the Administrative Agent), (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 p.m. New York City time two (2) Business Days prior to the date of prepayment (or such later time as may be agreed by the Administrative Agent) and (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 p.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable; provided that a notice of prepayment delivered by the Borrower may state that such notice is conditioned upon the effectiveness of any such other credit facilities or the closing of any such securities offering, or the occurrence of any other event specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. With respect to the effectiveness of any such other credit facilities or the closing of any such securities offering, the Borrower may extend the date of prepayment at any time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). Each such notice shall specify the Borrowing to be repaid, the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Credit Extension of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing and otherwise in accordance with this Section 2.10. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.06. Notwithstanding the foregoing, each Lender may reject all or a portion of its pro rata share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Loans required to be made pursuant to clauses (c), (d) (other than mandatory prepayments with the proceeds of Credit Agreement Refinancing Indebtedness) and (e) of this Section 2.10 by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. one (1) Business Day prior to the date of such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Loans to be rejected, any such failure will be deemed an acceptance of 82 US-DOCS\121951479.16133960081.2 the total amount of such mandatory repayment of Loans. Any Declined Proceeds may be retained by the Borrower or otherwise applied as directed by the Borrower. Loan Call Protection.(k) All (i) optional prepayments of the Term Loans pursuant to Section(i) 2.10(a) and (ii) all mandatory prepayments and repayments of the Term Loans pursuant to Sections 2.10(c) (but only if the asset sale giving rise to such repayment constituted the sale of all or substantially all of the assets of the Borrower and its Subsidiaries), (d) or (e) (but only if the casualty event giving rise to such repayment constituted the loss of all or substantially all of the assets of the Borrower and its Subsidiaries) or (iii) otherwise following any acceleration of the Obligations, in each case, made or required to be made prior to the second anniversary of the Closing Date (whether before or after an Event of Default, an acceleration of the Obligations or the commencement of any bankruptcy or insolvency proceeding), shall be subject to a premium (to be paid to the Administrative Agent for the benefit of the Lenders as liquidated damages and compensation for the costs of being prepared to make funds available hereunder with respect to the Term Loans) equal to the Applicable Prepayment Premium. Notwithstanding anything to the contrary contained in this Agreement, to the extent that any Non-Consenting Lender is replaced pursuant to Section 10.02(e) due to such Lender’s failure to approve a consent, waiver or amendment, as the case may be, such Non-Consenting Lender shall be entitled to receive a premium in connection with such replacement or prepayment in the amount that would have been payable in respect of the Term Loans of such Non-Consenting Lender, as applicable, under this clause (k) had such Term Loans been the subject of a voluntary prepayment at such time. On or after the second anniversary of the Closing Date, no premiums shall be payable pursuant to this Section 2.10(k) in connection with any prepayments of the Term Loan. The Applicable Prepayment Premium shall be fully earned and payable with respect to the full outstanding principal amount of the Term Loans at the time of any acceleration or commencement of any bankruptcy or insolvency proceeding or termination prior to the second anniversary of the Closing Date. The Applicable Prepayment Premium, if any, shall constitute part of the Obligations. In view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof, any Applicable Prepayment Premium payable shall be presumed to by the liquidated damages sustained by each Lender as the result of the early termination and/or repayment of the Term Loans and Borrower agrees that it is reasonable under the circumstances currently existing. [Reserved.](ii) The Applicable Prepayment Premium, if any, shall also be payable(iii) in the event the Obligations (and/or this Agreement or the Notes evidencing the Obligations) are satisfied or released by foreclosure (whether by power of judicial proceeding, deed in lieu of foreclosure or by any other means). THE BORROWER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREPAYMENT PREMIUM IN CONNECTION WITH ANY 83 US-DOCS\121951479.16133960081.2

ACCELERATION OF THE TERM LOANS. Borrower expressly acknowledges: (A) the Applicable Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Prepayment Premium shall be payable notwithstanding the then-prevailing market rates at the time payment is made; (C) there has been a course of conduct between the Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Applicable Prepayment Premium; and (D) Borrower shall be estopped hereafter from claiming differently than as agreed to in this Section 2.10(k). Borrower expressly acknowledge that their agreement to pay the Applicable Prepayment Premium to the Lenders as herein described is a material inducement to the Lenders to provide the Commitments and make the Term Loans. Alternate Rate of InterestBenchmark Replacement. If prior to theSection 2.11 commencement of any Interest Period for a Eurodollar Borrowing: Notwithstanding anything to the contrary herein or in any other Loan(a) Document, upon the occurrence of a Benchmark Transition Event, Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.11 will occur prior to the applicable Benchmark Transition Start Date; Benchmark Replacement Conforming Changes. In connection with the(b) use, administration, adoption or implementation of a Benchmark Replacement, Administrative Agent, in consultation with the Borrower, will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. Notices; Standards for Decisions and Determinations. Administrative(c) Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.11(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.11, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.11. 84 US-DOCS\121951479.16133960081.2

(a) the Administrative Agent determines in good faith and in its reasonable(d) discretion (which determination shall be deemed presumptively correct absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period;Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (b) the Administrative Agent determines in good faith and in its reasonable discretion or is advised in writing by the Required Lenders (which determination shall be deemed presumptively correct absent manifest error) that Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Loan; or (c) the Administrative Agent determines in good faith and in its reasonable discretion or is advised in writing by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will Benchmark Unavailability Period. Upon the Borrower’s receipt of notice(e) of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Loan of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for Base Rate Loans or conversion to Base Rate Loans. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. Subject to this Section 2.11, if (i) the Administrative Agent reasonably(f) determines (which determination shall be binding and conclusive on Borrower) that, by reason of circumstances affecting the market for SOFR based loans, adequate and reasonable means do not exist for ascertaining the applicable Adjusted Term SOFR, then Administrative Agent shall promptly notify the Lenders and Borrower thereof or (ii) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a 85 US-DOCS\121951479.16133960081.2 continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then, the Administrative Agent shall give written notice thereof to the Borrower and the Lenders as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist (which notice shall be delivered by the Administrative Agent within five (5) Business Days after such situation ceases to exist) (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that the Borrower may revoke any such Borrowing Request (without penalty) prior to such Borrowing upon written notice to the Administrative Agent. (a) If at any time the Administrative Agent determines in good faith (which determination shall be conclusive absent manifest error) that either (i) the circumstances set forth in subparagraph (a) of this Section 2.11 have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in subparagraph (a) of this Section 2.11 have not arisen but the supervisor for the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate shall no longer be used for determining interest rates for loans (in the case of either such clause (i) or (ii), an “Alternative Interest Rate Election Event”), the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for leveraged syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable. Notwithstanding anything to the contrary in Section 10.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days after the date notice of such alternate rate of interest is provided to the Lenders, a written notice from Required Lenders stating that they object to such amendment (which amendment shall not be effective prior to the end of such five (5) Business Day notice period). To the extent an alternate rate of interest is adopted as contemplated hereby, the approved rate shall be applied in a manner consistent with prevailing market convention; provided that, to the extent such prevailing market convention is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and the Borrower. From such time as an Alternative Interest Rate Election Event has occurred and continuing until an alternate rate of interest has been determined in accordance with the terms and conditions of this paragraph, (x) any Interest Election Request that requests the conversion of any Eurodollar Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, to the extent such Alternative Interest Rate Election Event is as a result of clause (ii) above in this subparagraph (b), then clauses (x) and (y) of this sentence shall apply during such period only if the LIBO Rate for such Interest Period is not available or published at such time on a current basis. Notwithstanding anything contained herein to the contrary, if such alternate rate of interest as determined in this subparagraph (b) is 86 US-DOCS\121951479.16133960081.2 determined to be less than 1.00% per annum, such rate shall be deemed to be 1.00% per annum for the purposes of this Agreement.and maintaining such Loan, and the Required Lenders have provided notice of such determination to Administrative Agent, in each case, so long as such circumstances shall continue, (a) no Lender shall be under any obligation to make or convert any Base Rate Loans into SOFR Loans and (b) on the last day of the current Interest Period for any SOFR Loan, such Loan shall, unless then repaid in full, automatically convert to a ABR Loan. Yield Protection.Section 2.12 Increased Costs Generally. If any Change in Law shall:(a) impose, modify or deem applicable any reserve, special deposit,(i) compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in, by any Lender (except any reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; subject the Administrative Agent, any Lender or the Issuing Bank(ii) to any Tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit, or any Loan made by it, or change the basis of taxation of payments to such Administrative Agent or Lender or the Issuing Bank in respect thereof (in each case, except for (A) Indemnified Taxes or (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes); or impose on the Administrative Agent, any Lender or the Issuing(iii) Bank or the London interbank market any other condition, cost or expense (other than any Taxes) affecting this Agreement or EurodollarSOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting or maintaining any EurodollarSOFR Loan or any other Loan in the case of clause (ii) (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, the Issuing Bank or such Lender’s or the Issuing Bank’s holding company, if any, of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by the Administrative Agent, such Lender or the Issuing Bank hereunder (whether of principal, interest or any other amount), then, upon written request of the Administrative Agent, such Lender or the Issuing Bank, as applicable, the Borrower will pay to the Administrative Agent, such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate the Administrative Agent, such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. Capital Requirements. If any Lender or the Issuing Bank determines (in(b) good faith, in its reasonable discretion) that any Change in Law affecting such Lender or the Issuing Bank or any lending office of such Lender or such Lender’s or the Issuing Bank’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such 87 US-DOCS\121951479.16133960081.2

Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company, if any, would have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company, if any, with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company, if any, for any such reduction suffered. Certificates for Reimbursement. A certificate of the Administrative(c) Agent, a Lender or the Issuing Bank, as applicable, setting forth the amount or amounts necessary to compensate the Administrative Agent, such Lender or the Issuing Bank or their respective holding companies, as the case may be, as specified in clause (a) or (b) of this Section 2.12, and setting forth in reasonable detail the calculation of the amount owed and the basis for the claim shall be delivered to the Borrower and shall be deemed presumptively correct absent manifest error. The Borrower shall pay the Administrative Agent, such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within ten (10) Business Days after receipt thereof. Delay in Requests. Failure or delay on the part of the Administrative(d) Agent, any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of the Administrative Agent’s, such Lender’s or the Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.12 for any increased costs incurred or reductions suffered more than 180 days prior to the date that the Administrative Agent, such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions pursuant to the certificate to be delivered in subsection (c) above and of the Administrative Agent, such Lender’s or the Issuing Bank’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof). Funding Losses.Section 2.13 Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: any continuation, conversion, payment or prepayment of any(a) EurodollarSOFR Loan on a day other than the last day of the Interest Period for such Loan; or any failure by the Borrower (for a reason other than the failure of such(b) Lender to make a Loan) to prepay, borrow, continue or convert any Loan (other than an ABR Loan) on the date or in the amount notified by the Borrower including any loss or expense arising 88 US-DOCS\121951479.16133960081.2 from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 2.13, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the LIBO Rate for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded.A certificate in reasonable detail as to the calculation of any amounts payable pursuant hereto submitted to the Borrower by Administrative Agent or any Lender shall be conclusive in the absence of manifest error. This obligation shall survive the termination of this Agreement, the expiration, cancellation or payment of any Letter of Credit, and the payment of the Loans and all other amounts payable hereunder. Payments Generally; Pro Rata Treatment; Sharing of Setoffs.Section 2.14 Payments Generally. The Borrower shall make each payment required to(a) be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or Reimbursement Obligations, or of amounts payable under Sections 2.12, 2.13, 2.15 or 10.03, or otherwise) on or before the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 3:00 p.m., New York City time), on the date when due, in immediately available funds, free and clear of, and without condition or deduction for, recoupment or setoff. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Borrower by the Administrative Agent, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.12, 2.13, 2.15 and 10.03 shall be made directly to the persons entitled thereto and payments pursuant to other Loan Documents shall be made to the persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, unless specified otherwise, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Except as otherwise expressly provided herein, all payments under each Loan Document shall be made in U.S. dollars. Pro Rata Treatment.(b) Other than as permitted by Section 2.16(b), Section 2.20, Section(i) 2.21, Section 2.22, Section 10.02(e), Section 10.02(f) and Section 10.04, subject to the express provisions of this Agreement which require, or permit, differing payments to be made to non-Defaulting Lenders as opposed to Defaulting Lenders, each payment by the Borrower of interest in respect of the Loans shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders. 89 US-DOCS\121951479.16133960081.2

Other than as permitted by Section 2.20, Section 2.21, Section(ii) 2.22, Section 10.02 and Section 10.04, subject to the express provisions of this Agreement which require, or permit, differing payments to be made to non-Defaulting Lenders as opposed to Defaulting Lenders, (A) each payment by the Borrower on account of principal of the Term Loans shall be allocated among the Term Loan Lenders pro rata based on the principal amount of the Term Loans held by the Term Loan Lenders; (B) each payment by the Borrower on account of principal of the Revolving Borrowings shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders; and (C) each permanent reduction in Revolving Commitments shall be pro rata according to the respective Revolving Commitments then held by the Revolving Lenders. Insufficient Funds. If at any time insufficient funds are received by and(c) available to the Administrative Agent to pay fully all amounts of principal, Reimbursement Obligations, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and Reimbursement Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and Reimbursement Obligations then due to such parties. It is understood that the foregoing does not apply to any adequate protection payments under any federal, state or foreign bankruptcy, insolvency, receivership or similar proceeding, and that the Administrative Agent may, subject to any applicable federal, state or foreign bankruptcy, insolvency, receivership or similar orders, distribute any adequate protection payments it receives on behalf of the Lenders to the Lenders in its sole discretion (i.e., whether to pay the earliest accrued interest, all accrued interest on a pro rata basis or otherwise). Sharing of Setoff. Subject to the terms of any Intercreditor Agreement, if(d) any Lender (and/or the Issuing Bank, which shall be deemed a “Lender” for purposes of this Section 2.14(d)) shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other Obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that: if any such participations are purchased and all or any portion of(i) the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and the provisions of this paragraph shall not be construed to apply to(ii) any payment (x) made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) obtained by a Lender as consideration for the assignment 90 US-DOCS\121951479.16133960081.2 of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any assignee or participant other than to any Group Member (as to which the provisions of this Section 2.14 shall apply (unless obtained by such Group Member in accordance with of this Agreement)). Each Credit Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Credit Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Credit Party in the amount of such participation. If under applicable bankruptcy, insolvency or any similar law any Secured Party receives a secured claim in lieu of a setoff or counterclaim to which this Section 2.14(d) applies, such Secured Party shall to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights to which the Secured Party is entitled under this Section 2.14(d) to share in the benefits of the recovery of such secured claim. Borrower Default. Unless the Administrative Agent shall have received(e) notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Obligations of Lenders Several. The obligations of the Lenders hereunder(f) to make Loans, to fund participations in Letters of Credit and to make payments pursuant to Section 10.03(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.03(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loans, to purchase its participation or to make its payment under Section 10.03(c). Taxes.Section 2.15 Payments Free of Taxes. Any and all payments by or on account of any(a) obligation of the Credit Parties hereunder or under any other Loan Document shall be made free and clear of and without reduction, deduction or withholding for any Taxes (“Tax Withholdings”); provided that if any Taxes are required by any applicable Requirements of Law to be withheld or deducted in respect of any such payments by any applicable Withholding Agent (as determined in the good faith discretion of an applicable Withholding Agent), then (i) in the case of Indemnified Taxes, the sum payable by the relevant Credit Party shall be increased as necessary so that after all such Tax Withholdings have been made (including deductions or 91 US-DOCS\121951479.16133960081.2 withholdings applicable to additional sums payable under this Section 2.15), each Recipient receives an amount equal to the sum it would have received had no such Tax Withholdings been made (including such Tax Withholdings applicable to additional sums payable under this Section 2.15) (such additional sums being the “Additional Amount”), (ii) the applicable Withholding Agent shall make such Tax Withholdings, and (iii) the applicable Withholding Agent shall timely pay the full amount of the Tax Withholdings to the relevant Governmental Authority in accordance with the applicable Requirements of Law. Payment of Other Taxes by the Borrower. Without limiting the provisions(b) of clause (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. Indemnification by the Borrower. Without duplication for any Additional(c) Amounts or Other Taxes paid pursuant to Sections 2.15(a) or (b), the Credit Parties shall indemnify and hold harmless (on a joint and several basis) each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Recipient, shall be conclusive absent manifest error. Evidence of Payments. As soon as practicable after any payment of Taxes(d) by any Credit Party pursuant to this Section 2.15 to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the Tax Return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. Status of Lenders.(e) Any Recipient that is entitled to an exemption from or reduction of(i) withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and to the Administrative Agent, whenever reasonably requested by the Borrower or the Administrative Agent, such properly completed and duly executed documentation prescribed by applicable Requirements of Law as will enable the Borrower or the Administrative Agent, as the case may be, (x) to determine whether or not any payments made under any Loan Document are subject to Tax Withholdings or information reporting requirements and (y) to determine, if applicable, the required rate of Tax Withholdings. In addition, any Recipient, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Borrower or the Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such 92 US-DOCS\121951479.16133960081.2 documentation and information (other than such documentation set forth in Section 2.15(e)(ii)(A)(1)-(4), Section 2.15(e)(ii)(B) and Section 2.15(e)(ii)(C) below) shall not be required if in the Recipient’s reasonable judgment such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient. Without limiting the generality of the foregoing, in the event that(ii) the Borrower is a U.S. Borrower: each Recipient that is a Foreign Lender, shall deliver to the(A) Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Recipient under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: in the case of a Foreign Lender claiming the benefits(1) of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, properly completed and duly executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, claiming eligibility for benefits under the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty, properly completed and duly executed copies of(2) Internal Revenue Service Form W-8ECI, as applicable, in the case of a Foreign Lender claiming the benefits(3) of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) properly completed and duly executed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, to the extent a Foreign Lender is not the beneficial(4) owner (for example, where the Foreign Lender is a partnership or a participating Lender granting a participation), properly completed and duly executed copies of Internal Revenue Service Form W-8IMY, accompanied by a Form W-8ECI, W-8BEN, W-8BEN-E, U.S. Tax Compliance Certificate, substantially in the form of Exhibit H-2 or Exhibit H-3, Form 93 US-DOCS\121951479.16133960081.2

W-9, and/or other certification documents from each beneficial owner, as applicable (provided that if the Foreign Lender is a partnership for U.S. federal income tax purposes (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, the U.S. Tax Compliance Certificate may be provided by such Foreign Lender substantially in the form of Exhibit H-4 on behalf of such direct or indirect partners), or any Foreign Lender shall, to the extent it is legally(5) entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), execute copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower and the Administrative Agent to determine any withholding or deduction required to be made; each Recipient that is not a Foreign Lender shall deliver to(B) the Borrower and the Administrative Agent on or about the date on which such Recipient becomes a Recipient under this Agreement (and from time to time thereafter upon reasonable request of the Borrower or the Administrative Agent) two properly completed and duly executed copies of Internal Revenue Service Form W-9 certifying that such Recipient is exempt from United States federal backup withholding; if a payment made to a Recipient under any Loan(C) Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Recipient has complied with such Recipient’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from such payment. Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement; 94 US-DOCS\121951479.16133960081.2 notwithstanding any other provision of this Section 2.15(e),(D) a Recipient shall not be required to deliver any documentation or information that such Recipient is not legally eligible or entitled to deliver; and each such Recipient shall, from time to time after the initial(E) delivery by such Recipient of any form or certificate, whenever a lapse in time or change in such Recipient’s circumstances renders such form or certificate (including any specific form or certificate required in this Section 2.15(e)) so delivered obsolete, expired or inaccurate in any material respect, promptly (i) update such form or certificate or (ii) notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. On or before the date the Administrative Agent (or any successor(iii) or replacement Administrative Agent) becomes the Administrative Agent hereunder, it shall deliver to the Borrower two duly executed copies of either (i) Internal Revenue Service Form W-9 (or any successor forms) certifying that it is exempt from U.S. federal backup withholding tax or (ii) a U.S. branch withholding certificate on Internal Revenue Service Form W-8IMY evidencing its agreement with the Borrower to be treated as a U.S. Person (with respect to amounts received on account of any Lender Party) and Internal Revenue Service Form W-8ECI (with respect to amounts received on its own account), with the effect that, in either case, the Borrower will be entitled to make payments hereunder to the Administrative Agent without withholding or deduction on account of U.S. federal withholding Tax. The Administrative Agent agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification. Treatment of Certain Refunds. If any party determines, in its sole(f) discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by the Credit Parties or on account of which the Credit Parties have paid Additional Amounts pursuant to this Section 2.15, it shall pay to the Credit Parties an amount equal to such refund (but only to the extent of indemnity payments made, or Additional Amounts paid, by the Credit Parties under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such party, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Credit Parties, upon the request of such indemnified party, agree to repay to such indemnified party any such amount pursuant to this clause (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (f), in no event will such indemnified party be required to pay any amount to the Credit Parties pursuant to this clause (f), the payment of which would place such party, as applicable, in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification (or the payment of Additional Amounts) and giving rise to such refund had not been deducted, withheld or imposed and the indemnification payments (or Additional Amounts) with respect to such Tax had never been paid. Nothing herein contained shall to make available its Tax Returns (or disclose any information relating to its Tax affairs or any computations in respect thereof that it deems confidential) to the indemnifying party or any other Person. 95 US-DOCS\121951479.16133960081.2

Survival. Each party’s obligations under this Section 2.15 shall survive the(g) resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. For purposes of this Section 2.15, any payments by the Administrative Agent to a Lender of any amounts received by the Administrative Agent from any Credit Party on behalf of such Lender shall be treated as a payment from such Credit Party to such Lender. For the avoidance of doubt, for purposes of this Section 2.15, the term(h) “Lender” shall include the Issuing Bank. Mitigation Obligations; Replacement of Lenders.Section 2.16 Designation of a Different Lending Office. If any Lender requests(a) compensation under Section 2.12, or requires the Borrower to pay any Indemnified Taxes or Additional Amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall (at the request of the Borrower) use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates or to file any certificate or document reasonably required by the Borrower, if, in the reasonable judgment of such Lender, such designation or assignment or filing (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.15, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. A certificate setting forth in reasonable detail the calculation of such costs and expenses submitted by such Lender to the Borrower shall be deemed presumptively correct absent manifest error. Replacement of Lenders. If (i) any Lender or the Administrative Agent(b) requests compensation under Section 2.12, or (ii) the Borrower is required to pay any Indemnified Taxes or Additional Amount to any Lender or the Administrative Agent or any Governmental Authority for the account of any Lender or the Administrative Agent pursuant to Section 2.15, and such Lender or the Administrative Agent declined or is unable to designate a different lending office in accordance with Section 2.16(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort and option, upon notice to any applicable Lender and the Administrative Agent, (A) require any such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.15 arising with respect to any period prior to such assignment) and obligations under this Agreement and the other Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), (B) pay off in full all of the Loans and any other Obligations owed to any such Lender, (C) if applicable, terminate any such Lender’s Commitments and/or (D) if applicable, upon at least ten (10) days prior notice, require the Administrative Agent to resign in accordance with Section 9.06; provided that: 96 US-DOCS\121951479.16133960081.2 in the case of clause (A), unless waived by the Administrative(i) Agent, the Borrower shall have paid to the Administrative Agent the processing and recordation fee specified in Section 10.04(b), if any, such Lender shall have received payment of an amount equal to the(ii) outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts (including any amount pursuant to Section 2.10(k)) payable to it hereunder and under the other Loan Documents (including any amounts under Sections 2.12, 2.13 and 2.15, assuming for this purpose (in the case of a Lender being replaced as the result of a claim or payment under Sections 2.12 or 2.15) that the Loans of such Lender were being prepaid) from the assignee or the Borrower; in the case of any such assignment resulting from a claim for(iii) compensation under Section 2.12 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments thereafter; and in the case of clause (A), such assignment does not conflict with(iv) applicable Requirements of Law. Each Lender agrees that, if the Borrower elects to replace such Lender in accordance with this Section 2.16(b), it shall promptly execute and deliver to the Administrative Agent an Assignment and Assumption to evidence the assignment and shall deliver to the Administrative Agent any Note (if Notes have been issued in respect of such Lender’s Loans) subject to such Assignment and Assumption; provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be in full force and effect and shall be recorded in the Register. Swingline LoansSection 2.17 Swingline Commitment. Subject to the terms and conditions set forth(a) herein, the Swingline Lender agrees to make Swingline Loans to Borrower from time to time on any Business Day during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (and upon each such Borrowing of Swingline Loans, Borrower shall be deemed to represent and warrant that such Borrowing will not result in) (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Commitment or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance, in whole or in part, an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow, repay and reborrow Swingline Loans. Swingline Loans. To request a Swingline Loan, Borrower shall hand(b) deliver or transmit by facsimile transmission (or transmit by other electronic transmission if arrangements for doing so have been approved in writing by the Administrative Agent), a duly completed and executed Borrowing Request to the Administrative Agent and the Swingline Lender, not later than 12:00 p.m., New York City time, on the Business Day of a proposed 97 US-DOCS\121951479.16133960081.2

Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), the amount of the requested Swingline Loan, the location and number of Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.02(c), and that the conditions set forth in Sections 4.02(b) and (c) are satisfied as of the date of the notice. Each Swingline Loan shall be (and maintained as) an ABR Loan. The Swingline Lender shall make each Swingline Loan available to Borrower by means of a credit to the general deposit account of Borrower with the Swingline Lender, if any, or otherwise to an account as directed by Borrower in the applicable Borrowing Request (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.18(e), by remittance to the Issuing Bank). The Swingline Lender shall endeavor to fund each Swingline Loan by 3:00 p.m., New York City time and shall in all events fund each Swingline Loan by no later than 5:00 p.m., New York City time, on the requested date of such Swingline Loan. Borrower shall not request a Swingline Loan if at the time of or immediately after giving effect to the Credit Extension contemplated by such request a Default has occurred and is continuing or would immediately thereafter result therefrom. Swingline Loans shall be made in minimum amounts of $250,000 and integral multiples of $100,000 above such amount. Prepayment. Borrower shall have the right at any time and from time to(c) time to repay any Swingline Loan, in whole or in part, upon giving written notice to the Swingline Lender and the Administrative Agent before 12:00 p.m., New York City time, on the proposed date of repayment. Participations. The Swingline Lender may at any time in its discretion by(d) written notice given to the Administrative Agent (provided such notice requirements shall not apply if the Swingline Lender and the Administrative Agent are the same entity) not later than 11:00 a.m., New York City time, on the next succeeding Business Day following such notice require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans then outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender’s Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Pro Rata Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.17(d) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever (so long as such payment shall not cause such Lender’s Revolving Exposure to exceed such Lender’s Revolving Commitment). Each Revolving Lender shall comply with its obligation under this Section 2.17(d) by wire transfer of immediately available funds, in the same manner as provided in Section 2.02(c) with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify Borrower of any participations in any Swingline Loan acquired by the Revolving Lenders pursuant to this Section 2.17(d), and thereafter payments in respect of 98 US-DOCS\121951479.16133960081.2 such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from Borrower (or other party on behalf of Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent. Any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this Section 2.17(d), as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this Section 2.17(d) shall not relieve Borrower of any default in the payment thereof. Resignation or Removal of the Swingline Lender. The Swingline Lender(e) may resign as the Swingline Lender hereunder at any time upon at least 30 days’ prior written notice to the Lenders, the Administrative Agent and Borrower. Following such notice of resignation, the Swingline Lender may be replaced at any time by written agreement among Borrower (with Borrower’s agreement not to be unreasonably withheld, delayed or conditioned), the Administrative Agent and the successor Swingline Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Swingline Lender. At the time any such resignation or replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced Swingline Lender. From and after the effective date of any such resignation or replacement, (i) the successor Swingline Lender shall have all the rights and obligations of the Swingline Lender under this Agreement with respect to Swingline Loans to be made by it thereafter and (ii) references herein and in the other Loan Documents to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the resignation or replacement of the Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of the Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such resignation or replacement, but shall not be required to make additional Swingline Loans. Notwithstanding anything to the contrary in this Section 2.17(e) or otherwise, the Swingline Lender may not resign until such time as a successor Swingline Lender has been appointed. Letters of Credit.Section 2.18 General. Subject to the terms and conditions set forth herein, the Borrower(a) may request the Issuing Bank to, and the Issuing Bank agrees to, issue Letters of Credit denominated in Dollars for the account of the Borrower or any Restricted Subsidiary of the Borrower (provided that the Borrower shall be a co-applicant, and be jointly and severally liable, with respect to each Letter of Credit issued for the account of any Restricted Subsidiary of the Borrower) upon delivery to the relevant Issuing Bank and the Administrative Agent (at least ten (10) Business Days in advance of the requested date of issuance, amendment, renewal or extension) an LC Request requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the requested date of issuance of such Letter of Credit (which shall be a Business Day) and, as applicable, specifying the date of amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire, the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. The Issuing Bank shall have no obligation to issue, and the 99 US-DOCS\121951479.16133960081.2

Borrower shall not request the issuance of, any Letter of Credit at any time if after giving effect to such issuance the LC Exposure would exceed the LC Sublimit or the total Revolving Exposure would exceed the Total Revolving Commitment. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit; provided that in the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Request for Issuance, Amendment, Renewal, Extension; Certain(b) Conditions and Notices. To request the issuance of a Letter of Credit or the amendment, renewal or extension of an outstanding Letter of Credit, the Borrower shall deliver by hand, facsimile or other electronic communication, if arrangements for doing so have been approved by the Issuing Bank in writing (including via e-mail), an LC Request to the Issuing Bank and the Administrative Agent not later than 11:00 a.m. New York City time ten (10) Business Days preceding the requested date of issuance, amendment, renewal or extension (or such later date and time as is acceptable to the Issuing Bank). A request for an initial issuance of a Letter of Credit shall specify, in form and detail reasonably satisfactory to the Issuing Bank: the proposed issuance date of the requested Letter of Credit (which(i) shall be a Business Day); the stated or “face” amount thereof;(ii) the expiry date thereof (which shall be determined in accordance(iii) with Section 2.18(c) below); the name and address of the beneficiary thereof;(iv) whether the Letter of Credit is to be issued for the Borrower’s own(v) account, or for the account of one of the Borrower’s Restricted Subsidiaries (provided that the Borrower shall be the applicant with respect to each Letter of Credit issued for the account of any of the Borrower’s Restricted Subsidiaries); the documents to be presented by such beneficiary in connection(vi) with any drawing thereunder; the full text of any certificate to be presented by such beneficiary in(vii) connection with any drawing thereunder; and such other matters as the Issuing Bank may reasonably require.(viii) 100 US-DOCS\121951479.16133960081.2

A request for an amendment, renewal or extension of any outstanding Letter of Credit shall specify in form and detail reasonably satisfactory to the Issuing Bank: the Letter of Credit to be amended, renewed or extended;(ix) the proposed date of amendment, renewal or extension thereof(x) (which shall be a Business Day); the nature of the proposed amendment, renewal or extension; and(xi) such other matters as the Issuing Bank reasonably may require.(xii) A Letter of Credit shall be issued, amended, renewed or extended only if (and, upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure shall not exceed the LC Sublimit, (ii) the total Revolving Exposures shall not exceed the Total Revolving Commitment and (iii) the conditions set forth in Article IV in respect of such issuance, amendment, renewal or extension shall have been satisfied; provided, however, that an Issuing Bank may permit the renewal of an Auto-Renewal Letter of Credit in accordance with Section 2.18(c)(ii) below. Unless the Issuing Bank shall agree otherwise, no Letter of Credit shall be in an initial amount less than $100,000 (or such lesser amount as approved by the Issuing Bank). Upon the issuance of any Letter of Credit or amendment, renewal, extension or modification of a Letter of Credit, the Issuing Bank shall promptly notify the Administrative Agent in writing (and in the case of an issuance of a new Letter of Credit, or an increase or decrease in the stated amount of an existing Letter of Credit, the Administrative Agent shall promptly notify each Revolving Lender, thereof), which notice shall be accompanied by a copy of such Letter of Credit or amendment, renewal, extension or modification to a Letter of Credit (and in the case of an issuance of a new Letter of Credit, or an increase or decrease in the stated amount of an existing Letter of Credit, the notice to each Revolving Lender shall include a copy of such Letter of Credit also and the amount of each such Revolving Lender’s respective participation in such Letter of Credit pursuant to Section 2.18(d)). Expiration Date.(c) Each Letter of Credit shall expire at the close of business on the(i) Business Day that is the earlier of (x) a date which is not more than one (1) year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one (1) year after such renewal or extension) and (y) the Letter of Credit Expiration Date; provided, however, the Issuing Bank, in its sole discretion, may agree to extend such Letter of Credit beyond the Letter of Credit Expiration Date (the “LC Extension”) upon the Borrower either (i) providing the Issuing Bank funds equal to 103% of the LC Exposure with respect to such Letter of Credit for deposit in a cash collateral account which cash collateral account will be held by the Issuing Bank as a pledged cash collateral account and applied to reimbursement of all drafts submitted under such outstanding Letter of Credit or (ii) delivering to the Issuing Bank one or more letters of 101 US-DOCS\121951479.16133960081.2 credit for the benefit of the Issuing Bank to backstop such outstanding Letter of Credit, issued by a bank reasonably acceptable to the Issuing Bank in its sole discretion, each in form and substance reasonably acceptable to the Issuing Bank in its sole discretion, unless the applicable Issuing Bank notifies the beneficiary thereof at least thirty (30) days (or such longer period as may be specified in such Letter of Credit) prior to the then applicable expiration date that such Letter of Credit will not be renewed. If the Borrower so requests in any LC Request for a Letter of(ii) Credit, the Issuing Bank may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the Issuing Bank to prevent any such renewal at least once in each twelve (12) month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof and the Borrower not later than a day in each such twelve (12) month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Issuing Bank, the Borrower shall not be required to make a specific request to the Issuing Bank for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the Issuing Bank to permit the renewal of such Letter of Credit at any time to an expiry date not later than the earlier of (i) one (1) year from the date of such renewal and (ii) the Letter of Credit Expiration Date, unless otherwise extended pursuant to an LC Extension; provided that the Issuing Bank shall not permit any such renewal if (x) the Issuing Bank has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.18(m) or otherwise), or (y) it has received notice on or before the day that is five (5) Business Days before the date which has been agreed upon pursuant to the proviso of the first sentence of this paragraph, from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 are not then satisfied. Participations. By the issuance of a Letter of Credit (or an amendment to a(d) Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby irrevocably grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Revolving Lender’s Pro Rata Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.18(e) (the “Unreimbursed Amount”), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, or expiration, termination or cash collateralization of any Letter of Credit and that 102 US-DOCS\121951479.16133960081.2 each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Reimbursement.(e) If the Issuing Bank shall make any LC Disbursement in respect of a(i) Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Issuing Bank an amount equal to such LC Disbursement and in Dollars not later than 3:00 p.m., New York City time, on the Business Day immediately following the day that the Borrower receives such notice of such LC Disbursement; provided that the Borrower may, subject to the conditions to Borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with ABR Revolving Loans in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Loans. If the Borrower fails to make such payment when due, the Issuing(ii) Bank shall notify the Administrative Agent in writing, and the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Pro Rata Percentage thereof. Each Revolving Lender shall pay by wire transfer of immediately available funds to the Administrative Agent not later than 12:00 p.m., New York City time, one (1) Business Day after such date, an amount equal to such Revolving Lender’s Pro Rata Percentage of the unreimbursed LC Disbursement in the same manner as provided in Section 2.02(c) with respect to Revolving Loans made by such Revolving Lender, and the Administrative Agent will promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Any amounts received by the Issuing Bank from the Borrower pursuant to the above paragraph prior to, concurrently with or after any Revolving Lender makes any payment pursuant to the preceding sentence will be promptly remitted by the Issuing Bank to the Administrative Agent and by the Administrative Agent to the Revolving Lenders that shall have made such payments. If any Revolving Lender shall not have made its Pro Rata(iii) Percentage of such LC Disbursement to the Administrative Agent available as provided above, each of such Revolving Lender and the Borrower severally agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with the foregoing to but excluding the date such amount is paid, to the Administrative Agent for the account of the Issuing Bank at (i) in the case of the Borrower, the rate per annum set forth in clause (h) below and (ii) in the case of such Lender, at a rate determined by the Administrative Agent in accordance with banking industry rules or practices on interbank compensation. Obligations Absolute. The Reimbursement Obligation of the Borrower(f) and the Revolving Lenders as provided in Section 2.18(e) shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein or herein; (ii) any draft or other document presented under a Letter of Credit being proved 103 US-DOCS\121951479.16133960081.2 to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that fails to comply with the terms of such Letter of Credit; (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.18(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the obligations of the Borrower hereunder; (v) the fact that a Default shall have occurred and be continuing; or (vi) any material adverse change in the business, property, results of operations, prospects or condition, financial or otherwise, of the Borrower and its Restricted Subsidiaries. None of the Agents, the Lenders, the Issuing Bank or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable Requirements of Law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of bad faith, gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction (which is not subject to appeal)), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its reasonable discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. Disbursement Procedures. The Issuing Bank shall, promptly following its(g) receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly give written notice to the Administrative Agent and the Borrower of such compliant demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its Reimbursement Obligation to the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement (other than with respect to the timing of such Reimbursement Obligation set forth in Section 2.18(e)). Interim Interest. If the Issuing Bank shall make any LC Disbursement,(h) then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest payable on demand, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the Alternate Base Rate plus the Applicable Margin until the date that is three (3) Business Days from the date on which the Borrower 104 US-DOCS\121951479.16133960081.2 receives notice of such LC Disbursement, and at the rate per annum determined pursuant to Section 2.06(c) thereafter. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to Section 2.18(e) to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment. Cash Collateralization. If (1) any Event of Default shall occur and be(i) continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, (2) as of the Letter of Credit Expiration Date, any LC Obligation for any reason remains outstanding (other than any LC Obligation that is backstopped to the reasonable satisfaction of the applicable Issuing Bank or continued under another credit facility) or (3) there shall exist a Defaulting Lender, the Borrower shall immediately (and in the case of clause (3), after the automatic reallocation of LC Exposure pursuant to Section 2.19(b), upon the reasonable request of the Administrative Agent and solely to the extent of the LC Exposure of such Defaulting Lender not covered by such automatic reallocation) deposit on terms and in accounts satisfactory to the Collateral Agent, in the name of the Collateral Agent and for the benefit of the Revolving Lenders, an amount in cash equal to 103% of the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence and during the continuance of any Event of Default with respect to the Borrower described in Section 8.01(g) or (h). Funds so deposited shall be applied by the Collateral Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of outstanding Reimbursement Obligations or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other Obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the existence of an Event of Default, such amount plus any accrued interest or realized profits with respect to such amounts (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. Additional Issuing Banks. The Borrower may, at any time and from time(j) to time, designate one or more additional Revolving Lenders to act as an issuing bank with respect to Letters of Credit under the terms of this Agreement, with the consent of the Administrative Agent and such designated Revolving Lender(s) in their sole discretion. Any Revolving Lender designated as an issuing bank with respect to Letters of Credit pursuant to this clause (j) shall have all the rights and obligations of the Issuing Bank under the Loan Documents with respect to Letters of Credit issued or to be issued by it, and all references in the Loan Documents to the term “Issuing Bank” shall, with respect to such Letters of Credit, be deemed to refer to such Revolving Lender in its capacity as the Issuing Bank, as the context shall require. If at any time there is more than one Issuing Bank hereunder, the Borrower may, in its discretion, select which Issuing Bank is to issue any particular Letter of Credit. 105 US-DOCS\121951479.16133960081.2

Resignation or Removal of the Issuing Bank. The Issuing Bank may(k) resign as Issuing Bank hereunder at any time upon at least thirty (30) days’ prior written notice to the Lenders, the Administrative Agent and the Borrower. The Issuing Bank may be replaced at any time by the Borrower with the consent of the Administrative Agent and the Revolving Lender(s) to the successor Issuing Bank. The Borrower shall notify the Administrative Agent and then the Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank or any such additional Issuing Bank. At the time any such resignation or replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.05(c). From and after the effective date of any such resignation or replacement, as applicable, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein and in the other Loan Documents to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit and, if applicable, shall remain a Lender hereunder and shall continue to have all of the rights and obligations of a Lender under this Agreement. Issuing Bank. The Issuing Bank shall act on behalf of the Lenders with(l) respect to any Letters of Credit issued by it and the documents associated therewith, and the Issuing Bank shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit issued by it or proposed to be issued by it and documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the Issuing Bank with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Issuing Bank. The Issuing Bank may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. Other. The Issuing Bank shall be under no obligation to issue any Letter(m) of Credit if: any order, judgment or decree of any Governmental Authority or(i) arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirements of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the 106 US-DOCS\121951479.16133960081.2

Closing Date for which the Issuing Bank is not otherwise compensated hereunder and which the Issuing Bank in good faith deems material to it; or the issuance of such Letter of Credit would violate one or more(ii) policies of general application of the Issuing Bank. The Issuing Bank shall be under no obligation to amend any Letter of Credit if (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the Issuing Bank shall not be responsible to the Borrower for, and the Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the Issuing Bank or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. Letters of Credit Issued for Subsidiaries. Notwithstanding that a Letter of(n) Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary of the Borrower, the Borrower shall be obligated to reimburse the Issuing Bank hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of the Restricted Subsidiaries of the Borrower inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries of the Borrower. Defaulting Lenders. Notwithstanding any provision of thisSection 2.19 Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: the Commitment Fee shall cease to accrue on the Commitment of such(a) Lender so long as it is a Defaulting Lender (except to the extent it is payable to the Issuing Bank pursuant to clause (b)(v) below) and such Defaulting Lender shall not be entitled to receive any Commitment Fee pursuant to Section 2.05(a); if any LC Exposure exists at the time a Lender becomes a Defaulting(b) Lender then: all or any part of such Defaulting Lender’s participation in LC(i) Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Pro Rata Percentages, but only to the extent that (y) such reallocation does not cause the aggregate Revolving Exposure of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Revolving Commitment and (z) to the extent requested in 107 US-DOCS\121951479.16133960081.2 writing by the Administrative Agent, the Borrower shall confirm that the conditions set forth in Section 4.02 are satisfied at the time of such reallocation and if the Borrower cannot confirm such conditions have been satisfied (which shall not constitute a Default or an Event of Default) and such conditions have not otherwise been waived by the Required Revolving Lenders, then clause (ii) below shall apply; if the reallocation described in clause (i) above cannot, or can only(ii) partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent, cash collateralize such Defaulting Lender’s LC Exposure (in each case after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.18(i) for so long as such LC Exposure is outstanding; if any portion of such Defaulting Lender’s LC Exposure is cash(iii) collateralized pursuant to clause (ii) above, the Borrower shall not be required to pay the LC Participation Fee with respect to such portion of such Defaulting Lender’s LC Exposure so long as it is cash collateralized; if any portion of such Defaulting Lender’s LC Exposure is(iv) reallocated to the non-Defaulting Lenders pursuant to clause (i) above, then the LC Participation Fee with respect to such portion shall be allocated among the non-Defaulting Lenders in accordance with their Pro Rata Percentages; if any portion of such Defaulting Lender’s LC Exposure is neither(v) cash collateralized nor reallocated pursuant to this Section 2.19(b), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, the Commitment Fee that otherwise would have been payable to such Defaulting Lender (with respect to the portion of such Defaulting Lender’s Revolving Commitment that was utilized by such LC Exposure) and the LC Participation Fee payable with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Bank until such LC Exposure is cash collateralized and/or reallocated; so long as any Lender is a Defaulting Lender, the Issuing Bank(vi) shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Revolving Commitments of the non-Defaulting Lenders and/or cash collateralized in accordance with this Section 2.19(b), and participations in any such newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in accordance with their respective Pro Rata Percentages (and Defaulting Lenders shall not participate therein); and any amount payable to such Defaulting Lender hereunder (whether on(c) account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.14(d), but excluding Section 2.16(b)) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative 108 US-DOCS\121951479.16133960081.2

Agent hereunder, (ii) second, to the payment of any amounts owing by such Defaulting Lender to the Issuing Bank hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participation in any Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrower, the Issuing Bank or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrower, the Issuing Bank or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of LC Disbursements which a Defaulting Lender has funded in respect of its participation obligations and (y) made at a time when the conditions set forth in Section 4.02 are satisfied, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Defaulting Lender. such Defaulting Lender shall be deemed not to be a “Lender,” and the(d) amount of such Defaulting Lender’s Revolving Commitment and Revolving Loans and/or Term Loan Commitments and Term Loans shall be excluded, for purposes of voting, and the calculation of voting, on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents, except as otherwise set forth in Section 10.02(b). to the extent permitted by applicable Requirements of Law, until such time(e) as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, (A) any voluntary prepayment of the Loans pursuant to Section 2.10(a) shall, if the Borrower so directs at the time of making such voluntary prepayment, be applied to the Loans of other Lenders in accordance with Section 2.10(a) as if such Defaulting Lender had no Loans outstanding and the Revolving Exposure of such Defaulting Lender were zero, and (B) any portion of any mandatory prepayment of the Loans pursuant to Section 2.10 that would be applied to the Loans of any Defaulting Lender if such Defaulting Lender had funded all of its defaulted Revolving Loans shall, if the Borrower so directs at the time of making such mandatory prepayment, be (i) applied to the Loans of other Lenders (but not to the Loans of such Defaulting Lender) in accordance with Section 2.10 as if such Defaulting Lender had no Loans outstanding and the Revolving Exposure of such Defaulting Lender were zero or (ii) retained by the Administrative Agent in a segregated non-interest-bearing account. No reallocation hereunder shall constitute a waiver or release of any claim(f) of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation. In the event that the Administrative Agent or the Issuing Bank, as the case may be, and the Borrower each agrees in writing (provided that the Borrower’s agreement shall not be unreasonably withheld) that a Defaulting Lender has adequately remedied all matters that caused 109 US-DOCS\121951479.16133960081.2 such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Revolving Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Revolving Loans in accordance with its Pro Rata Percentage. The rights and remedies against a Defaulting Lender under this Section 2.19 are in addition to other rights and remedies that the Borrower, the Administrative Agent, the Issuing Bank, and the non-Defaulting Lenders may have against such Defaulting Lender. The operation of this Section 2.19 shall not be construed to relieve or excuse the performance by such Defaulting Lender or any other Lender of its duties and obligations hereunder. Any failure by a Defaulting Lender to fund amounts that it was obligated to fund hereunder shall constitute a material breach by such Defaulting Lender of this Agreement and shall entitle the Borrower, at its option, to arrange for a substitute Lender to replace such Defaulting Lender pursuant to Section 2.16(b). The arrangements permitted or required by this Section 2.19 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions hereof or otherwise. Increase in Commitments.Section 2.20 Borrower Request. The Borrower may by written notice to the(a) Administrative Agent elect to request the establishment of one or more new Term Loan Commitments under a new term facility or under the existing term facility or any increase under an existing tranche of Term Loans (each, an “Incremental Term Loan Commitment”) and/or one or more new Revolving Loan Commitments under the then existing revolving facility (each, an “Incremental Revolving Loan Commitment” and together with any Incremental Term Loan Commitment, the “Incremental Facilities”), in an aggregate amount not to exceed the Maximum Incremental Facilities Amount (the date of establishment of any such Incremental Facility, an “Increase Effective Date”); provided, that the aggregate principal amount of all Incremental Revolving Loan Commitments shall not exceed $10,000,000 in the aggregate. The opportunity to commit to provide all or a portion of the Incremental Facilities shall be offered by the Borrower first to the existing Lenders on a pro rata basis (and on a non-pro rata basis, pursuant to terms acceptable to the Administrative Agent, with respect to existing Lenders that elect to cover declining Lenders’ declined amounts) on the terms offered by the Borrower and such other Lenders and, to the extent that such existing Lenders have not agreed to provide such Incremental Facilities within ten (10) Business Days after receiving such offer from the Borrower or the Administrative Agent, after being provided a bona fide opportunity to do so, the Borrower may then offer such opportunity (on terms no less favorable to the Borrower) to any other Eligible Assignees (which may include existing Lenders). Any existing Lender approached to provide all or a portion of such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments may elect or decline, in its sole discretion, to provide such Incremental Term Loan Commitment or Incremental Revolving Loan Commitment and, to the extent any such Incremental Term Loan Commitments or Incremental Revolving Loan Commitments are not provided by existing Lenders, each Lender providing such commitment shall otherwise constitute an Eligible Assignee hereunder; provided that the Administrative Agent and, solely with respect to Incremental Revolving Loan Commitments, the Issuing Bank shall have consented to any such Eligible Assignee providing all or a portion of such Incremental Term Loan Commitment or Incremental Revolving Loan Commitment, as applicable, if and to the extent such consent would 110 US-DOCS\121951479.16133960081.2 be required under Section 10.04 for an assignment of such type of Loans or Commitments, as applicable, to such Eligible Assignee. Conditions. Such Incremental Term Loan Commitments and Incremental(b) Revolving Loan Commitments shall become effective, as of such Increase Effective Date; provided that: Immediately after giving effect to the funding of such Incremental(i) Facility, no Event of Default would exist; provided, that, with respect to any Incremental Facilities incurred in connection with a Limited Condition Acquisition, the foregoing condition may be limited by the Lenders providing such Incremental Facility to (x) on the LCA Test Date, immediately after giving effect to the funding of such Incremental Facility, no Event of Default would exist and (y) on the date of funding of such Incremental Facility, no Event of Default under Section 8.01(a), (b), (g) or (h) would exist immediately after giving effect to the funding of such Incremental Facility; provided that any Limited Condition Acquisition remains subject to the terms of Section 1.06 hereof; the proceeds of the Incremental Term Loans and/or Incremental(ii) Revolving Loans shall be used in accordance with Section 3.11 and Section 5.08; the Borrower shall deliver or cause to be delivered any customary(iii) amendments to the Loan Documents or other documents reasonably requested by the Administrative Agent or any Incremental Term Loan Lender or Incremental Revolving Loan Lender in connection with any such transaction; any such Incremental Term Loans or Incremental Revolving Loans(iv) shall be in an aggregate amount of at least $500,000 and integral multiples of $100,000 above such amount (except, in each case, such minimum amount and integral multiples amount shall not apply when the Borrower uses all of the Maximum Incremental Amount available at such time); any Incremental Facilities shall be secured on a pari passu basis(v) with the Loans, shall not be secured by a Lien on any assets of the Borrower or any Guarantor not constituting Collateral and shall not be guaranteed by any person other than the Guarantors; and subject to customary “SunGard” limitations consistent with those(vi) applicable to the Closing Date Acquisition (to the extent agreed to by the Lenders providing the applicable Incremental Facility and the extent the proceeds of the applicable Incremental Facility are being used to finance a Limited Condition Acquisition), each of the representations and warranties made by any Credit Party set forth in Article III hereof or in any other Loan Document shall be true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material,” “Material Adverse Effect” or dollar thresholds) both before and after giving effect to such Incremental Facility (or if incurred in connection with a Limited Condition Acquisition on the LCA Test Date) with the same effect as though made on and as of such date, except to the extent such representations and warranties 111 US-DOCS\121951479.16133960081.2 expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or in all respects if such representation or warranty contains any materiality qualifier, including references to “material,” “Material Adverse Effect” or dollar thresholds) as of such earlier date. Terms of New Term Loans and Commitments. The terms and provisions(c) of Loans made pursuant to such Incremental Term Loan Commitments shall be subject to Section 2.20(f) and as follows: the terms and provisions of Loans made pursuant to Incremental(i) Term Loan Commitments (“Incremental Term Loans”) shall be, except as otherwise set forth herein (including Section 2.20(f)), on terms and pursuant to documentation to be determined by the Borrower and the lenders providing such Incremental Term Loans; provided that, such terms (but excluding any terms applicable only after the applicable Maturity Date applicable to Term Loans made on the Closing Date) and documentation (other than as set forth herein (including Section 2.20(f))) shall be consistent with the Term Loans; provided further that, it is understood that no consent shall be required from the Administrative Agent or any Lender for terms or conditions that are more restrictive than the terms and provisions of the Loans existing on the Increase Effective Date of any Incremental Term Loans if such terms or conditions are incorporated into existing Term Loans for the benefit of all existing Lenders, which may be done without further amendment requirements, including, for the avoidance of doubt, at the option of the Borrower, any increase in the applicable interest rate margin or amount of amortization relating to the existing Term Loans to bring such applicable interest rate margin or amount of amortization in line with such Incremental Term Loans to achieve fungibility with such existing Term Loans; provided further that (x) this Section 2.20(c)(i) shall supersede any provisions in Section 10.02 to the contrary and (y) except as expressly stated in this Section 2.20 (which are in all respects subject to the Limited Condition Acquisition provisions), the documentation will not include any financial test with respect to the incurrence of any Incremental Term Facilities; the maturity date of any Incremental Term Loans shall be no earlier(ii) than the Latest Maturity Date applicable to the Term Loans made on the Closing Date and such Incremental Term Loans shall have no scheduled amortization or scheduled payments of principal prior to the Latest Maturity Date of the Term Loans made on the Closing Date; and each tranche of Incremental Term Loans shall rank pari passu in(iii) right of payment with the Term Loans made on the Closing Date, shall participate on a pro rata basis or less than pro rata basis in any voluntary prepayment of such Term Loans, and shall share ratably (or on a lesser basis) with respect to any mandatory prepayments of Term Loans hereunder (other than mandatory prepayments resulting from a refinancing of any facility which may be applied exclusively to the facility being refinanced). Terms of Incremental Revolving Loan Commitments. With respect to any(d) Incremental Revolving Loan Commitment, (i) the maturity date of such Incremental Revolving Loan Commitment shall be the same as the Revolving Maturity Date applicable to the Revolving 112 US-DOCS\121951479.16133960081.2

Commitments subject to such increase, such Incremental Revolving Loan Commitment shall require no scheduled amortization or mandatory commitment reduction prior to the final Revolving Maturity Date applicable to the Revolving Commitments subject to such increase, and the Incremental Revolving Loan Commitment shall be on the exact same terms and pursuant to the exact same documentation applicable to the Revolving Commitments subject to such increase and (it being understood that, if required to consummate an Incremental Revolving Loan Commitment, the pricing, interest rate margins, rate floors and undrawn fees on the Revolving Commitment being increased may be increased for all Revolving Lenders under the Revolving Commitment being increased, and additional upfront or similar fees may be payable to the Revolving Lenders participating in the Incremental Revolving Loan Commitment without any requirement to pay such amounts to any Revolving Lenders that do not participate in the Incremental Revolving Loan Commitment), and (ii) each of the applicable Revolving Lenders shall be deemed to have assigned to each Lender with Incremental Revolving Loan Commitments, and each such Lender shall be deemed to have purchased from each of the applicable Revolving Lenders, at the principal amount thereof (together with accrued interest), such interests in the applicable Revolving Loans outstanding on the effective date of such increase as shall be necessary in order that, immediately after giving effect to all such assignments and purchases, such Revolving Loans will be held by existing applicable Revolving Lenders and Incremental Revolving Loan Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such Incremental Revolving Loan Commitments to the Revolving Commitments; provided, further, the Administrative Agent’s, the Issuing Bank’s and the Swingline Lender’s consent shall be required to each Person providing any portion of an Incremental Revolving Loan Commitment to the same extent, and in the same manner, as if such Person had taken assignment of Revolving Commitments pursuant to Section 10.04. Each Incremental Revolving Loan Commitment shall be deemed for all purposes a Revolving Commitment and each Loan made thereunder (an “Incremental Revolving Loan”) shall be deemed, for all purposes, a Revolving Loan. Additionally, if any Revolving Loans are outstanding at the time any Incremental Revolving Loan Commitments are established, the Revolving Lenders immediately after effectiveness of such Incremental Revolving Loan Commitments shall purchase and assign at par such amounts of the Revolving Loans outstanding at such time as the Administrative Agent may require such that each Revolving Lender holds its Pro Rata Percentage of all Revolving Loans outstanding immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. Joinder. Such Incremental Term Loan Commitments and Incremental(e) Revolving Loan Commitments shall be effected by a joinder agreement (the “Increase Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such Incremental Term Loan Commitment or Incremental Revolving Loan Commitment, in form and substance reasonably satisfactory to each of them. The Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents (i) as may be necessary or appropriate (which may be in the form of an amendment and restatement of this Agreement) (including with respect to pro rata payments, repayments, borrowings and commitment reductions of Revolving Commitments (and Revolving Loans thereunder) and 113 US-DOCS\121951479.16133960081.2

Incremental Revolving Loan Commitments (and loans thereunder)), in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.20 and (ii) so long as such amendments are not adverse to the Lenders, such other changes as may be necessary, as reasonably determined by the Borrower and the Administrative Agent, to maintain the fungibility of any Incremental Term Loans with any Tranche of then-outstanding Term Loans. This Section 2.20(e) shall supersede any provisions in Section 10.02 to the contrary. Yield. If the initial Yield (as defined below) on any Incremental Term(f) Loans exceeds the then applicable Yield on the Term Loans existing on the Increase Effective Date by more than 50 basis points, then the interest rate margins then in effect for each applicable existing tranche of Loans shall be increased to the extent necessary so that the Yield on the existing Loans is 50 basis points less than the Yield on such Incremental Facility. “Yield” shall mean, shall mean the yield of such indebtedness, whether in the form of interest rate, margin, OID, upfront fees, index floors or otherwise, in each case payable by the Borrower generally to lenders, provided that OID and upfront fees shall be equated to interest rate assuming a four year life to maturity, and shall not include arrangement fees, structuring fees, ticking fees, commitment fees, unused line fees, underwriting fees and any amendment and similar fees that are not paid generally to the lenders. Equal and Ratable Benefit. The Loans and Commitments established(g) pursuant to this Section 2.20 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents. The Borrower and the other Credit Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Security Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such Incremental Loans or any such Incremental Loan Commitments. Extension Amendments.Section 2.21 The Borrower may at any time and from time to time request that all or a(a) portion, including one or more Tranches, of the Loans (including any Extended Loans), in each case existing at the time of such request (each such Tranche of existing Loans, an “Existing Tranche” and the Loans of any such Tranche, the “Existing Loans”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any such Existing Tranche (any such Existing Tranche or portion thereof which has been so extended, an “Extended Tranche” and the Loans of such Tranche or portion thereof, the “Extended Loans”) and to provide for other terms consistent with this Section 2.21; provided that any such request shall be made by the Borrower to certain Lenders specified by the Borrower with Loans with a like maturity date (whether under one or more Tranches) on a pro rata basis (based on the aggregate outstanding principal amount of Loans); it being understood that each Lender under the applicable Tranche or Tranches that are being requested to extend shall have the opportunity to participate in such extension on the same terms and conditions as each other Lender in such Tranche or Tranches. In order to establish any Extended Tranche, the Borrower shall provide a written notice to the Administrative Agent (who shall provide a copy of such notice to each of the requested Lenders of the applicable Existing 114 US-DOCS\121951479.16133960081.2

Tranche) (an “Extension Request”) setting forth the proposed terms and conditions of the Extended Tranche to be established, which terms and conditions (subject to the proviso at the end of this Section 2.21(a), excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption terms and provisions which shall be determined by the Borrower and the Lenders thereunder) shall be substantially identical to the terms and conditions of the Existing Tranche from which they are to be extended (the “Specified Existing Tranche”), or (when taken as a whole) less favorable to the Lenders providing such Extended Loans (as determined by the Borrower in good faith) (except for covenants or other provisions (x) applicable only to periods after the applicable Latest Maturity Date of the Existing Loans, or (y) that are added to this Agreement for the benefit of the Lenders hereunder (which may be accomplished without further amendment requirements)); provided that, notwithstanding anything to the contrary in this Section 2.21 or otherwise, (1) such Extended Tranche shall not be in an amount less than $5,000,000 and integral multiples of $1,000,000 above such amount, (2) to the extent secured, no Extended Tranche shall be secured by or receive the benefit of any collateral, credit support or security that does not secure or support the Existing Tranches, (3) the mandatory prepayment or the commitment reduction of any of Loans or Commitments under the Extended Tranches shall be made on a pro rata basis with all other outstanding Loans or Commitments respectively; provided that Extended Loans may, if the Extending Lenders making such Extended Loans so agree, participate on a less than pro rata basis in any mandatory prepayment or commitment reductions hereunder, (4) the final maturity of any Extended Tranche shall not be earlier than, and shall not have a Weighted Average Life to Maturity shorter than, the applicable Specified Existing Tranche, (5) each Lender in the Specified Existing Tranche shall be permitted to participate in the Extended Tranche on the same terms and conditions as each other Lender in accordance with its pro rata share of the Specified Existing Tranche, (6) assignments and participations of Extended Tranches shall be governed by the same assignment and participation provisions applicable to Loans and Commitments hereunder as set forth in Section 10.04, (7) no Event of Default would exist immediately after giving effect to the funding of such Extended Loans and (8) no extension shall be permitted pursuant to this Section 2.21 unless Lenders holding not less than a majority of the principal amount of such Loans to be extended consent to such extension. No requested Lender shall have any obligation to agree to have any of its Existing Loans or, if applicable, commitments of any Existing Tranche converted into an Extended Tranche pursuant to any Extension Request. Any Extended Tranche shall constitute a separate Tranche of Loans (and, if applicable, commitments) from the Specified Existing Tranches, from any other Existing Tranches, and from any other Extended Tranches so established on such date. The Borrower shall provide the applicable Extension Request at least ten(b) (10) Business Days (or such shorter period as may be agreed by the Administrative Agent in its sole discretion) prior to the date on which Lenders under the applicable Existing Tranche or Existing Tranches are requested to respond, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after giving effect to such Extension Request), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.21. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Specified Existing Tranche converted into an Extended Tranche shall notify the Administrative Agent (an “Extension Election”) on or prior to 115 US-DOCS\121951479.16133960081.2 the date specified in such Extension Request of the amount of its Specified Existing Tranche that it elects to convert into an Extended Tranche. In the event that the aggregate amount of the Specified Existing Tranche subject to Extension Elections exceeds the amount of Extended Tranches requested pursuant to the Extension Request, the Specified Existing Tranches subject to Extension Elections shall be converted to Extended Tranches on a pro rata basis based on the amount of Specified Existing Tranches included in each such Extension Election. Extended Tranches shall be established pursuant to an amendment (an(c) “Extension Amendment”) to this Agreement (which may include amendments to provisions related to maturity, interest margins, fees or prepayments and which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.21(c) and notwithstanding anything to the contrary set forth in Section 10.02 (but subject to clause (8) of the second proviso in Section 2.21(a)), shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Tranches established thereby) executed by the Credit Parties, the Administrative Agent, and the Extending Lenders. It is understood and agreed that each Lender has consented for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 2.21 and the arrangements described above in connection therewith. This Section 2.21(c) shall supersede any provisions in Section 10.02 to the contrary. Notwithstanding anything to the contrary contained in this Agreement, on(d) any date on which any Existing Tranche is converted to extend the related scheduled maturity date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified Existing Tranche of each Extending Lender, the aggregate principal amount of such Specified Existing Tranche shall be deemed reduced by an amount equal to the aggregate principal amount of such Specified Existing Tranche so converted by such Lender into an Extended Tranche or Extended Tranches on such date, and such Extended Tranche or Extended Tranches shall be established as a separate Tranche or Tranches from the Specified Existing Tranche and from any other Existing Tranches and any other Extended Tranches so established on such date. If (subject to clause (8) of the second proviso in Section 2.21(a)), in(e) connection with any proposed Extension Amendment, any Lender declines to consent to the applicable extension on the terms and by the deadline set forth in the applicable Extension Request (each such Lender, a “Non-Extending Lender”) then the Borrower may, on notice to the Administrative Agent and the Non-Extending Lender, (A) replace such Non-Extending Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.04 (with the assignment fee, if any, and any other costs and expenses to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to obtain a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide Loans and/or a commitment on the terms set forth in such Extension Amendment; and provided, further, that all Obligations (other than contingent indemnity obligations and unasserted expense reimbursement obligations) of the Borrower owing to the Non-Extending Lender relating to the Loans and participations so assigned shall be paid in full at par to such Non-Extending Lender concurrently with such Assignment and Assumption by the assignee Lender or the Borrower or (B) prepay the Loans and, at the Borrower’s option, if applicable, terminate the Commitments of such Non-Extending Lender, in whole or in part, 116 US-DOCS\121951479.16133960081.2 subject to breakage costs, without premium or penalty. In connection with any such replacement under this Section 2.21, if the Non-Extending Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Assumption and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Assumption and/or such other documentation and (b) the date as of which all Obligations (other than contingent indemnity obligations and unasserted expense reimbursement obligations) of the Borrower owing to the Non-Extending Lender relating to the Loans and participations so assigned shall be paid in full in cash to such Non-Extending Lender by the assignee Lender or the Borrower, then such Non-Extending Lender shall be deemed to have executed and delivered such Assignment and Assumption and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Assumption and/or such other documentation on behalf of such Non-Extending Lender. This Section 2.21(e) shall supersede any provisions in Section 10.02 to the contrary. Refinancing Facilities.Section 2.22 At any time after the Closing Date, the Borrower may obtain, from any(a) Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans, Revolving Loans and/or Revolving Commitments then outstanding under this Agreement (which will be deemed to include any then outstanding Incremental Term Loans under any Incremental Term Loan Commitments or any Incremental Revolving Loan Commitments then outstanding under this Agreement (or any Incremental Revolving Loans outstanding pursuant thereto)) or any then outstanding Refinancing Term Loans in the form of Refinancing Term Loans or Refinancing Term Commitments or any then outstanding Refinancing Revolving Loans or Refinancing Revolving Loan Commitments, respectively, in the form of Refinancing Revolving Loans or Refinancing Revolving Loan Commitments, in each case, pursuant to a Refinancing Amendment, together with any applicable Intercreditor Agreement or other subordination agreement that is reasonably acceptable to the Administrative Agent; provided that such Credit Agreement Refinancing Indebtedness (i) will rank pari passu in right of payment and of security (to the extent secured) with the other Loans and Commitments hereunder, (ii) will, to the extent permitted by the definition of “Credit Agreement Refinancing Indebtedness,” have such pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions and terms as may be agreed by the Borrower and the Lenders or Additional Lenders with respect thereto and (iii) no Event of Default would exist immediately after giving effect to the funding of such Credit Agreement Refinancing Indebtedness. The effectiveness of any Refinancing Amendment shall be subject to, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Refinancing Term Loans, Refinancing Revolving Loans, Refinancing Term Loan Commitments or Refinancing Revolving Loan Commitments, as applicable) and any Indebtedness being replaced 117 US-DOCS\121951479.16133960081.2 or refinanced with such Credit Agreement Refinancing Indebtedness shall be deemed permanently reduced and satisfied in all respects. Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section. For the avoidance of doubt, no Credit Agreement Refinancing Indebtedness can be used to prepay or repay any Loans made on the Closing Date without the Applicable Prepayment Premium due thereon, if any.

(b) This Section 2.22 shall supersede any provisions in Section 10.02 to the contrary.

Section 2.23 Tax Treatment. The Borrower and the Lenders agree (i) that the Loans are debt for U.S. federal income Tax purposes, (ii) that the Loans are not governed by the rules set out in Treasury Regulations Section 1.1275-4, (iii) that, for purposes of Treasury Regulations Section 1.1273-2(h): (A) the Loans and the Warrant constitute an "investment unit" for purposes of Section 1273(c)(2) of the Code, (B) the aggregate "issue price" of the Loans and the Warrant is equal to one hundred percent (100%) of the principal amount of the Loans outstanding as of the Closing Date, and (C) the aggregate fair market value on the date hereof of the Warrant is $7,000,000, and (iv) to use the foregoing pricing and valuation for U.S. federal income tax purposes with respect to the transactions contemplated by this Agreement and not to file any tax return, report or declaration inconsistent with the foregoing, except as otherwise required due to a determination within the meaning of Section 1313(a) of the Code. The inclusion of this Section 2.23 is not an admission by any Lender that it is subject to United States taxation.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Each Credit Party (including on behalf of its Restricted Subsidiaries, unless otherwise indicated) represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and each of the Lenders on each date set forth in Sections 4.01 and 4.02 that:

Section 3.01 Organization; Powers. Each Credit Party (a) is duly incorporated, formed or organized and validly existing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to enter into this Agreement and the other Loan Documents and perform its obligations thereunder in each case and to carry on its business as now conducted and to own and lease its property, in each case except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect, and (c) is qualified and in good standing (to the extent such concept is applicable in the applicable jurisdiction) to do business in every jurisdiction where such qualification is required, except in such jurisdictions where the failure to so qualify or be in good standing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

Section 3.02 Authorization; Enforceability. The Loan Documents to be entered into by each Credit Party are within such Credit Party's powers and have been duly authorized by all necessary action on the part of such Credit Party. This Agreement has been duly executed and delivered by each Credit Party and constitutes, and each other Loan Document to which any

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Credit Party is to be a party, when executed and delivered by such Credit Party, will constitute, a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. No Conflicts. Except as set forth on Schedule 3.03, the execution,Section 3.03 delivery and performance by the Credit Parties of the Loan Documents to which they are a party and the Credit Extensions contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created by the Loan Documents and (iii) consents, approvals, registrations, filings, permits or actions the failure to obtain or perform which would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate or require consent not obtained under the Organizational Documents of any Group Member, (c) will not violate or result in a default under any indenture or other material agreement or instrument binding upon any Group Member (including, without limitation, any Permitted Convertible Indebtedness) or any of their assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by any Group Member, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder, except, in each case, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect and (d) will not violate any Requirements of Law except, individually or in the aggregate, where it would not reasonably be expected to result in a Material Adverse Effect. Financial Statements; Projections.Section 3.04 Historical Financial Statements; Pro Forma Balance Sheet. On the(a) Closing Date, the Borrower shall have delivered to the Administrative Agent and made available to the Lenders (i) the Historical Financial Statements and (ii) a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower and its Restricted Subsidiaries as of and for the twelve-month period ending on December 31, 2020, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income) (the “Pro Forma Balance Sheet”). The financial statements in the immediately preceding sentence (other than the Pro Forma Balance Sheet) have been prepared in accordance with GAAP and present fairly in all material respects the financial condition and the results of operations and cash flows of the applicable entities to which they relate as of the dates and for the periods to which they relate. The Pro Forma Balance Sheet has been prepared (1) in good faith, based on assumptions believed by the Borrower to be reasonable and information reasonably available to, or in the possession or control of, the Credit Parties, in each case, as of the date of delivery thereof, and presents fairly in all material respects on a pro forma basis the estimated financial position of the Borrower and its Restricted Subsidiaries as at the last day of and for the twelve month period ending December 31, 2020 and their estimated results of operations for the periods covered thereby, assuming that the Transactions had actually occurred at such date or at the beginning of the periods covered thereby and (2) in a manner consistently applied throughout the applicable period covered thereby. All financial statements delivered pursuant to Section 5.01(a), Section 5.01(b) and Section 5.01(c) have been prepared in accordance with GAAP and 119 US-DOCS\121951479.16133960081.2 present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated Restricted Subsidiaries as of the dates and for the periods to which they relate, except as indicated in any notes thereto and, in the case of any such unaudited financial statements, the absence of footnote disclosures and audit adjustments. Absence of Material Adverse Effect. Since the Closing Date, there has(b) been no event, change, circumstance or occurrence that, individually or in the aggregate, has had or would reasonably be expected to result in a Material Adverse Effect. Pro Forma Financial Statements. The financial projections on a pro forma(c) basis most recently delivered by the Borrower pursuant to Section 5.01(e) (A) have been prepared in good faith by the Credit Parties, based upon (i) the assumptions stated therein (which assumptions are believed by the Credit Parties on the Closing Date to be reasonable), (ii) accounting principles consistent with the historical audited financial statements delivered pursuant to Section 3.04(a) and (iii) the information reasonably available to, or in the possession or control of, the Credit Parties as of the date of delivery thereof, (B) reflect in all material respects, all adjustments required to be made to give effect to the Transactions, (C) have been prepared in a manner consistently applied throughout the applicable period covered thereby, and (D) present fairly, in all material respects, the consolidated financial position and results of operations of the Credit Parties described therein as of such date and for such periods set forth therein, on a pro forma basis assuming that the Transactions had occurred at such dates (it being understood and agreed that (x) any financial or business projections or forecasts furnished are predictions as to future events and not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies, which may be beyond the control of any Credit Party, (y) no assurance is given by any Credit Party that any particular financial projections will be realized and (z) the actual results during the period or periods covered by any such projections or forecasts may differ from the projected or forecasted results and such differences may be material). Restatements. Each Lender and the Administrative Agent hereby(d) acknowledge and agree that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP or the interpretation thereof or purchase accounting adjustments and that such restatements on their own will not result in a Default or Event of Default under the Loan Documents. Properties.Section 3.05 Title. Each Group Member (i) has good title to, or valid leasehold(a) interests in, all of its Property (other than Intellectual Property, which is subject to Section 3.06 and not this Section 3.05) material to its business, except to the extent of any irregularities or deficiencies that would not be reasonably expected to, result in a Material Adverse Effect, and (ii) owns its Collateral and any Material Property, if any, in each case, free and clear of all Liens except for Permitted Liens and any Liens and privileges arising mandatorily by Law. Collateral. Each Credit Party owns or has rights to use all of the(b) Collateral (other than Intellectual Property which is subject to Section 3.06) and all rights with 120 US-DOCS\121951479.16133960081.2 respect to any of the foregoing, except, in each case, as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Intellectual Property.Section 3.06 Ownership; No Claims. Except as set forth on Schedule 3.06, (i) each(a) Credit Party owns, or is authorized to use, all Intellectual Property material to the conduct of its business as currently conducted, except to the extent such failure to own, or be authorized to use, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) to the knowledge of each Credit Party, the operation of such Group Member’s business and the use of Intellectual Property owned by such Group Member or licensed by such Group Member do not infringe, misappropriate, dilute or otherwise violate the Intellectual Property rights of any person, except to the extent such violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iii) no claim or litigation regarding any Intellectual Property owned by a Group Member is pending or, to the knowledge of any Credit Party, threatened in writing against any Credit Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (iv) the Borrower has taken (and caused its Restricted Subsidiaries to take) commercially reasonable steps to maintain, enforce and protect the owned material Intellectual Property of the Credit Parties or Restricted Subsidiaries and maintain the Credit Parties' rights in any material licensed Intellectual Property and (v) to the knowledge of each Credit Party, no Group Member is in material breach of, or in material default under, any license of Intellectual Property to such Credit Party that is material to the operation of the business of such Group Member except to the extent that such violations would not reasonably be expected to have a Material Adverse Effect. No Violations. Except as set forth on Schedule 3.06, (i) to the knowledge(b) of each Credit Party, there is no violation, misappropriation, dilution or infringement by others of any right of any Group Member with respect to any Intellectual Property that is owned by any Group Member which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) each Group Member has used commercially reasonable efforts to ensure that Company Proprietary Software (1) is free from any trojan horse, virus or similar malicious code or program that can cause material damage to computer systems using such Company Proprietary Software, (2) functions and operates in all material respects for its intended purpose, (3) employs reasonable safeguards to protect against security threats, and (4) to the extent such Company Proprietary Software includes or relies upon open source software components, complies with the requirements of all applicable open source licenses, in each case, except to the extent such violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Equity Interests and Restricted Subsidiaries. As of the ClosingSection 3.07 Date, after giving effect to the Transactions, neither the Borrower nor any other Credit Party has any Subsidiaries other than those specifically disclosed on Schedule 3.07 and all of the outstanding Equity Interests in the Borrower and its Subsidiaries have been validly issued, are fully paid and nonassessable (other than Equity Interests consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and nonassessable and to the extent such concepts are not 121 US-DOCS\121951479.16133960081.2 applicable in the relevant jurisdiction). All Equity Interests owned directly or indirectly by the Borrower or any other Credit Party (other than any such Equity Interests owned directly or indirectly by any Unrestricted Subsidiary) are owned free and clear of all Liens except (i) those created under the Security Documents, and (ii) those Liens permitted under Section 6.02. As of the Closing Date, Schedule 3.07 sets forth (a) the name and jurisdiction of organization or incorporation of the Borrower and each Subsidiary, (b) the ownership interest of the Borrower and any of its Subsidiaries in such Subsidiaries, including the percentage of such ownership by class (if applicable) and (c) all outstanding options, warrants, rights of conversion or purchase and similar rights with respect to the equity of the Borrower or its Subsidiaries.

Section 3.08 Litigation. Except as set forth on Schedule 3.08, there are no actions, suits or proceedings at law or in equity by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened in writing against or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any Restricted Subsidiary or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected, if adversely determined, to have a Material Adverse Effect.

Section 3.09 Federal Reserve Regulations. No Credit Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. No part of the proceeds of any Loan or any Letter of Credit will be used for any purpose that violates Regulation T, U or X.

Section 3.10 Investment Company Act. No Credit Party is an "investment company" under the Investment Company Act of 1940, as amended.

Section 3.11 Use of Proceeds. The Borrower will (or will direct a Credit Party to) use the proceeds of the Term Loans on the Closing Date to finance (i) a portion of the consideration for the Closing Date Acquisition and (ii) the payment of related fees, costs and expenses and other transaction costs incurred in connection with the Transactions (including without limitation upfront fees and original issue discount). The Borrower will (or will direct a Credit Party to) use the proceeds of the Revolving Loans and Swingline Loans after the Closing Date for working capital and general corporate purposes and any other transaction not prohibited under this Agreement and, in each case, related fees and expenses. Proceeds of the Incremental Facilities may be used for working capital and general corporate purposes, including, without limitation, to finance Permitted Acquisitions and other permitted Investments and to pay related fees, costs and expenses in connection with any such transactions (but excluding Dividends and Restricted Debt Payments).

Section 3.12 Taxes. Each Group Member has (a) timely filed or caused to be timely filed (after giving effect to any applicable extensions) all material Tax Returns required to have been filed by it, (b) duly and timely paid or remitted or caused to be duly and timely paid or remitted all Taxes due and payable or remittable by it and all assessments received by it, except (i) Taxes that are being contested in good faith by appropriate proceedings and for which such Group Member has set aside on its books adequate reserves in accordance with GAAP, or (ii) Taxes which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (c) satisfied all of its withholding Tax obligations, except for

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failures that would not be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect or Taxes that are being contested in good faith by appropriate proceedings and for which such Group Member has set aside on its books adequate reserves in accordance with GAAP. Each Group Member has made adequate provision in accordance with GAAP for all material Taxes not yet due and payable. Each Group Member is unaware of any proposed or pending Tax assessments, deficiencies or audits that would be reasonably expected to, individually or in the aggregate, result in a Material Adverse Effect. To the knowledge of each Group Company, no Lien for Taxes (other than a Permitted Lien) has been filed with respect to any material Taxes. No Material Misstatements.Section 3.13 As of the Closing Date, no written information, report, financial statement,(a) certificate, Borrowing Request, LC Request, exhibit or schedule (in each case other than forecasts, projections and other forward looking statements (collectively, “Projections”) and information of a general economic or industry nature) furnished by or on behalf of any Group Member to the Administrative Agent or any Lender in connection with any Loan Document or included therein or delivered pursuant thereto, taken as a whole and when furnished, contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not materially misleading when taken as a whole as of the date such information, report, financial statement, certificate, Borrowing Request, LC Request, exhibit or schedule is dated or certified; provided that, with respect to any Projections delivered pursuant to the terms hereof, each Group Member represents only that on the date of delivery thereof it acted in good faith and utilized assumptions believed by it to be reasonable when made in light of the then current circumstances (it being understood that Projections are predictions as to future events and are not to be viewed as facts and are subject to significant uncertainties and contingencies, which are beyond the control of the Borrower and its Restricted Subsidiaries, that no assurance or guarantee can be given that any Projections will be realized, that actual results may differ and that such differences may be material). Labor Matters. Except as would not reasonably be expected toSection 3.14 result, individually or in the aggregate, in a Material Adverse Effect, (i) there are no strikes, lockouts, or slowdowns against any Group Member pending or, to the knowledge of any Credit Party, threatened in writing, and (ii) the consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Group Member is bound. The hours worked by and payments made to employees of any Group Member have not been in violation of the Fair Labor Standards Act of 1938, as amended, or any other applicable federal, state, local or foreign law dealing with such matters in any manner which would reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. All payments due from any Group Member, or for which any claim may be made against any Group Member, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Group Member except where the failure to do so would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. 123 US-DOCS\121951479.16133960081.2

Solvency. On the Closing Date, after giving effect to theSection 3.15 Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Employee Benefit Plans.Section 3.16 With respect to each Employee Benefit Plan, each Group Member is in compliance in all respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder, and each Employee Benefit Plan is in compliance, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events, would reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for financial reporting purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the property of all such underfunded Plans by an amount that would reasonably be expected to result in a Material Adverse Effect. Using actuarial assumptions and computation methods consistent with Section 4211 of ERISA, the aggregate liabilities of each Group Member or its ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan, would not reasonably be expected to result in a Material Adverse Effect. As of the date hereof, no Group Member has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA), or is in “endangered status” or in “critical status” (each within the meaning of Section 432 of the Code) and no such Multiemployer Plan is reasonably expected by any Group Member to be insolvent, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to result in a Material Adverse Effect, (i) each Foreign Plan has been maintained in compliance with its terms and with the requirements of any and all applicable Requirements of Law and has been maintained, where required, in good standing with applicable regulatory authorities and (ii) no Group Member has incurred any obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is funded, determined as of the end of the most recently ended fiscal year of the respective Group Member on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the property of such Foreign Plan by an amount that would reasonably be expected to result in a Material Adverse Effect, and for each Foreign Plan which is not funded, the obligations of such Foreign Plan are properly accrued in accordance with GAAP in all material respects. Environmental Matters.Section 3.17 Except as, individually or in the aggregate, would not reasonably be(a) expected to result in a Material Adverse Effect: The Group Members and their businesses, operations and Real(i) Property are in compliance with Environmental Law; 124 US-DOCS\121951479.16133960081.2

The Group Members have obtained all Environmental Permits(ii) required for the conduct of their businesses and operations, and the ownership, operation and use of their Real Property; There has been no Release or threatened Release of Hazardous(iii) Material caused by the Group Members, or to the knowledge of the Group Members by any other Person, on, at, under or from any Real Property presently, or to the knowledge of the Group Members, formerly owned, leased or operated by the Group Members; There is no Environmental Claim pending or, to the knowledge of(iv) the Group Members, threatened against the Group Members, and to the knowledge of the Group Members, there are no facts or circumstances that would reasonably be expected to give rise to any such Environmental Claim; and No Lien has been recorded or, to the knowledge of any Group(v) Member, threatened under any Environmental Law with respect to any Real Property currently owned, operated or leased by the Group Members. This Section 3.17 contains the sole and exclusive representations and(b) warranties of the Group Members with respect to any matters arising under Environmental Laws or relating to Environmental Claims or Hazardous Materials. Security Documents.Section 3.18 Valid Liens. Subject to Section 4.01(k), each Security Document(a) delivered pursuant to Article IV, Section 5.10, and Section 5.11 will, upon execution and delivery thereof, be effective to create (to the extent described therein and subject to other perfection requirements specifically set out in the Security Documents) in favor of the Collateral Agent, for its benefit and the benefit of the other Secured Parties, legal, valid and enforceable Liens on, and security interests in, all of the Credit Parties’ right, title and interest in and to the Collateral thereunder under applicable Requirements of Law (to the extent required hereunder and thereunder), except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and capital maintenance rules and (i) when appropriate filings or recordings are made in the appropriate offices as may be required under applicable Requirements of Law (to the extent required hereunder and thereunder), and (ii) upon the taking of possession, control or other action by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession, control or other action (which possession, control or other action shall be given to the Collateral Agent or taken by the Collateral Agent to the extent required by any Security Document or this Agreement), the Liens in favor of Collateral Agent will, to the extent required by the Loan Documents (including the Security Documents), constitute fully perfected Liens on, and security interests in, all right, title and interest of the Credit Parties in such Collateral, in each case under applicable Requirements of Law (to the extent required hereunder and thereunder), subject to no Liens other than the applicable Permitted Liens. Foreign Law Limitations. Notwithstanding anything to the contrary,(b) compliance with applicable foreign law with respect to the grant, creation and perfection of Liens 125 US-DOCS\121951479.16133960081.2 on and security interests in the Collateral will not be required herein or under any other Security Document.

Section 3.19 Anti-Terrorism Law. No Credit Party and none of its Subsidiaries is in violation of any applicable Requirements of Law relating to terrorism or money laundering ("**Anti-Terrorism Laws**"), including Executive Order No. 13224, effective September 24, 2001 (the "**Executive Order**"), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, signed into law October 26, 2001 (the "**Patriot Act**"). The use of proceeds of the Loans will not violate the Trading With the Enemy Act (50 U.S.C. §§ 1-44, as amended) or any applicable foreign asset control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V). As of the Closing Date, to the knowledge of the Borrower, the information included in the Beneficial Ownership Certification is true and correct in all material respects.

Section 3.20 OFAC. None of the Borrower, any Subsidiary nor, to the knowledge of the Borrower, any director, officer, employee, or agent of the Borrower or any Restricted Subsidiary is (x) the subject or target of any applicable U.S. sanctions administered by OFAC or the U.S. Department of State or any applicable similar laws or regulations enacted by the European Union or the United Kingdom (collectively, "**Sanctions**") or (y) is located, organized or resident in a country or territory that is subject of comprehensive Sanctions (including, without limitation, Cuba, Iran, North Korea and Syria). The Borrower shall not use the proceeds of the Loans, directly or, to the Borrower's knowledge, indirectly, or otherwise make available such proceeds to any Person, for the purpose of financing activities of or with (i) any Person that is the subject or target of any applicable Sanctions, or (ii) in any country that, at the time of such financing is the subject or target of any country- or territory-wide Sanctions, or (iii) in any other manner that would result in a violation of applicable Sanctions by any Person that is a party to this Agreement, except, in the case of clauses (i), (ii), and (iii), to the extent licensed by OFAC or otherwise authorized under U.S. law or, if applicable, to the extent licensed or authorized under any similar laws or regulations enacted by the European Union or the United Kingdom.

Section 3.21 Foreign Corrupt Practices Act. No part of the proceeds of the Loans or issued Letters of Credit will be used directly or, to the Borrower's knowledge, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or any other Person acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any similar Requirements of Law.

Section 3.22 Compliance with Law. Each of the Borrower and each Restricted Subsidiary is in compliance with all Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such Requirements of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 3.23 No Defaults. On the Closing Date, no Default or Event of Default has occurred and is continuing.

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ARTICLE IV CONDITIONS Conditions to Initial Credit Extension. The obligation of eachSection 4.01 Lender and, if applicable, the Issuing Bank, to fund the initial Credit Extension on the Closing Date requested to be made by the Borrower shall be subject to the prior or concurrent satisfaction or waiver of only the conditions precedent set forth in this Section 4.01 (the making of such initial Credit Extension by a Lender being conclusively deemed to be its satisfaction or waiver of the conditions precedent): Loan Documents. There shall have been delivered to the Administrative(a) Agent from each Credit Party an executed counterpart of (i) each of the Loan Documents to which it is a party to be entered into on the Closing Date and (ii) the Board Observer Letter. Corporate Documents. The Administrative Agent shall have received:(b) a certificate of the secretary or assistant secretary (or equivalent(i) officer) on behalf of each Credit Party dated the Closing Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Credit Party and, with respect to the articles or certificate of incorporation or organization (or similar document) certified (to the extent applicable) as of a recent date by the Secretary of State (or other applicable Governmental Authority) of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors or equityholders, as applicable, of such Credit Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the date of such certificate, and (C) as to the incumbency and specimen signature of each officer or authorized person executing any Loan Document or any other document delivered in connection herewith on behalf of such Credit Party (together with a certificate of another officer or authorized person as to the incumbency and specimen signature of the officer or authorized person executing the certificate in this clause (i)); to the extent available, a certificate as to the good standing of each(ii) Credit Party as of a recent date, from such Secretary of State (or other applicable Governmental Authority) of its jurisdiction of organization; and the Administrative Agent shall have received a certificate dated the(iii) Closing Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in Sections 4.01(c), (f) and (j). Closing Date Acquisition and Other Transactions. The Closing Date(c) Acquisition shall have been consummated or, substantially concurrently with the initial Credit Extension, shall be consummated, in all material respects in accordance with the terms of the Closing Date Acquisition Agreement, without giving effect to any modifications, amendments, consents or waivers thereto that in the aggregate are materially adverse to the Lenders or the Bookrunner without the prior consent of the Bookrunner (which consent shall not be 127 US-DOCS\121951479.16133960081.2 unreasonably withheld, delayed or conditioned) and otherwise in compliance with the requirements set forth in Section 3 of Exhibit C to the Commitment Letter. Opinion of Counsel. The Administrative Agent shall have received, on(d) behalf of itself, the Collateral Agent and the Lenders, a customary opinion of Latham & Watkins LLP, special counsel for the Credit Parties dated as of the Closing Date and addressed to the Agents and the Lenders. Solvency Certificate. The Administrative Agent shall have received a(e) solvency certificate in the form of Exhibit I dated the Closing Date and signed by the chief financial officer (or other officer with reasonably equivalent duties) of the Borrower. No Material Adverse Effect. No Material Adverse Effect (as defined in(f) the Closing Date Acquisition Agreement) will have occurred after the date of the Closing Date Acquisition Agreement that is continuing. Fees. The Lenders and the Administrative Agent shall have received all(g) fees and other amounts due and payable to them by the Borrower on or prior to the Closing Date (which amounts may be offset against the proceeds of the initial Credit Extension), including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket fees and expenses (including the legal fees and expenses of Proskauer Rose LLP, special counsel to the Agents) required to be reimbursed or paid by the Borrower under this Agreement, including, without limitation, as set forth in the Fee Letters; provided that, in the case of costs and expenses, an invoice for all such fees and expenses shall be received by the Borrower at least five (5) Business Days prior to the Closing Date for payment to be required as a condition to the Closing Date. Patriot Act. So long as reasonably requested in writing by the(h) Administrative Agent at least ten (10) Business Days prior to the Closing Date, the Administrative Agent shall have received, at least three (3) Business Days prior to the Closing Date, all documentation and other information, including, without limitation, each Credit Party’s W-9, with respect to the Credit Parties that is reasonably determined to be required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification at least three (3) Business Days prior to the Closing Date (to the extent reasonably requested in writing by the Administrative Agent at least ten (10) Business Days prior to the Closing Date). Debt and Lien Release. All existing indebtedness for borrowed money(i) and any other indebtedness not permitted hereunder of the Borrower and its Restricted Subsidiaries (including, without limitation, T365 and its Restricted Subsidiaries) shall be repaid or refinanced in full in connection with, and substantially concurrently with the closing of, the Closing Date Acquisition, and all commitments to lend and guarantees and security interests and other liens (if any) in connection therewith shall be terminated and/or released. 128 US-DOCS\121951479.16133960081.2

Closing Date Representations. (i) The Specified Acquisition Agreement(j) Representations and (ii) the Specified Representations shall be true and correct in all material respects. Creation and Perfection of Security Interests. Notwithstanding anything to(k) the contrary in this Section 4.01, with respect to the Secured Obligations, all actions necessary to establish that the Collateral Agent will have a perfected first priority security interest (subject to Permitted Liens) in the Collateral under the Loan Documents shall have been taken, in each case, to the extent such Collateral (including the creation or perfection of any security interest) is required to be provided on the Closing Date; provided that to the extent any security interest in the Collateral is not granted or perfected on the Closing Date after Borrower’s commercially reasonable efforts to do so (other than (x) grants of Collateral subject to the UCC and the delivery of and authorization to file Uniform Commercial Code financing statements, (y) the filing of Intellectual Property security agreements in the United States Patent and Trademark Office or the United States Copyright Office, as the case may be (for the avoidance of doubt, the Borrower shall not be obligated to perfect any foreign Intellectual Property), and (z) the delivery of stock certificates and stock powers for “certificated securities” (as defined in Article 8 of the UCC) of the Borrower’s material, Wholly Owned Subsidiaries that are organized under the laws of the United States, any state thereof or the District of Columbia (other than Excluded Equity Interests) that are part of the Collateral; provided that such “certificated securities” issued by T365 and its Subsidiaries will be required to be delivered hereunder only to the extent received from the T365, after use of commercially reasonable efforts to obtain such “certificated securities”; provided further that any “certificated securities” required to be delivered pursuant to the Loan Documents but not so delivered on the Closing Date will be required to be delivered within 30 days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole, reasonable discretion)), the grant or perfection of such security interest (including, without limitation, the security interest on any Real Property that is part of the Collateral) shall not constitute a condition precedent to the availability of the Credit Extension to be made on the Closing Date, but shall be granted or perfected, as the case may be, within 90 days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole, reasonable discretion or as provided in Section 5.15). Notice. The Administrative Agent shall have received a Borrowing(l) Request as required by Section 2.03 (or such notice shall have been deemed to be given in accordance with Section 2.03) for any Loans to be made on the Closing Date. Financial Statements; Pro Forma Financial Information. The(m) Administrative Agent shall have received (i) the Historical Financial Statements and (ii) the Pro Forma Balance Sheet. Ownership of T365. Pursuant to the Closing Date Acquisition Agreement,(n) the Borrower will consummate the Closing Date Acquisition, after which the Borrower will own 90.1% of the outstanding equity interests of T365, with the remaining outstanding equity interests being held, pursuant to the terms of the Closing Date Acquisition Agreement, by the Minority Holder. 129 US-DOCS\121951479.16133960081.2

In determining the satisfaction of the conditions specified in this Section 4.01, (y) to the extent any item is required to be satisfactory to any Lender, such item shall be deemed satisfactory to each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Closing Date that the respective item or matter does not meet its satisfaction and (z) in determining whether any Lender is aware of any fact, condition or event that has occurred and which would reasonably be expected to have a Material Adverse Effect or a Company Material Adverse Effect (as defined in the Closing Date Acquisition Agreement), each Lender which has not notified the Administrative Agent in writing prior to the occurrence of the Closing Date of such fact, condition or event shall be deemed not to be aware of any such fact, condition or event on the Closing Date. Upon the Administrative Agent’s good faith determination that the conditions specified in this Section 4.01 have been met (after giving effect to the preceding sentence), then the Closing Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met. Without limiting the generality of Section 9.05(b), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder or thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto. Conditions to All Credit Extensions. The obligation of eachSection 4.02 Lender and each Issuing Bank to make any Credit Extension (including the Credit Extensions on the Closing Date) with respect to any Term Loan or Revolving Loan under Section 2.03, Swingline Loan under Section 3.17 or Letter of Credit under Section 2.18 shall be subject to the satisfaction, or waiver, of each of the conditions precedent set forth below. Notice. The Administrative Agent shall have received a Borrowing(a) Request as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.03) if Loans are being requested or, in the case of the issuance, amendment, extension or renewal of a Letter of Credit, the Issuing Bank and the Administrative Agent shall have received an LC Request as required by Section 2.18. No Default. At the time of and immediately after giving effect to such(b) Credit Extension, no Default or Event of Default shall have occurred and be continuing on such date. Representations and Warranties. Each of the representations and(c) warranties made by any Credit Party set forth in Article III hereof or in any other Loan Document or, solely with respect to the Credit Extensions on the Closing Date the Specified Representations, shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true 130 US-DOCS\121951479.16133960081.2 and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date, and solely with respect to the Specified Representations, without giving effect to the Closing Date Acquisition. Each of the delivery (or deemed delivery) of a Borrowing Request or an LC Request and the acceptance by the Borrower of the proceeds of such Credit Extension shall constitute a representation and warranty by the Borrower and each other Credit Party that on the date of such Credit Extension (both immediately before and immediately after giving effect to such Credit Extension) the conditions contained in this Article IV have been satisfied or waived. ARTICLE V AFFIRMATIVE COVENANTS The Borrower and the Subsidiary Guarantors warrant, covenant and agree with each Lender that at all times after the Closing Date, so long as this Agreement shall remain in effect and until the Obligations have been Paid in Full and the Commitments have been terminated, the Borrower and the Subsidiary Guarantors will, and will cause each of their respective Restricted Subsidiaries to: Financial Statements, Reports, etc. Furnish to the AdministrativeSection 5.01 Agent for distribution to each Lender: Annual Reports. Within one hundred eighty (180) days after the last day(a) of each fiscal year of the Borrower commencing with the fiscal year ending December 31, 2020, a copy of the consolidated balance sheet of the Borrower and its Restricted Subsidiaries (that, together with its consolidated Subsidiaries, constitutes substantially all of the assets of the Borrower and its consolidated Subsidiaries) as of the last day of the fiscal year then ended and the consolidated statements of income and cash flows of the Borrower and its Restricted Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year (starting with the fiscal year ending December 31, 2020) (provided that the Borrower shall be permitted to deliver its 10-K within such timeframe to satisfy the above financial delivery requirement) accompanied by an annual audit opinion from nationally recognized auditors or other accounting firm selected by the Borrower and reasonably acceptable to the Administrative Agent (which opinion shall be not be subject to any qualification, exception or explanatory paragraph as to “going concern” or scope of the audit, subject to the proviso below) to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in all material respects the consolidated financial condition and results of operations and cash flows of the Borrower and its Restricted Subsidiaries as of the close of and for such fiscal year; provided that such financial statements may contain a qualification, exception or explanatory paragraph that is expressly solely with respect to, or expressly resulting from, (A) an upcoming maturity date of the Loans or any other Indebtedness, (B) any potential inability to satisfy the Financial Covenant, or any financial covenant under any other Indebtedness on a future date or in a future period or (C) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary; in each case, such financial statements shall be accompanied by a customary management 131 US-DOCS\121951479.16133960081.2 discussion and analysis of the financial performance of the Borrower and its Restricted Subsidiaries. Quarterly Reports. Commencing with the fiscal quarter ending June 30,(b) 2021, within forty-five (45) days after the last day of each of the first three fiscal quarters of each fiscal year of the Borrower for which financial statements are required to be delivered pursuant to this clause (b), a copy of the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries (that, together with its consolidated Subsidiaries, constitutes substantially all of the assets of the Borrower and its consolidated Subsidiaries) as of the last day of such fiscal quarter and the unaudited consolidated statements of income and cash flows of the Borrower and its Restricted Subsidiaries for the fiscal quarter then ended, each in reasonable detail and showing in comparative form the figures for the corresponding date and period in the previous fiscal year of the Borrower, prepared by the Borrower in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) (provided that the Borrower shall be permitted to deliver its 10-Q within such timeframe to satisfy the above financial delivery requirement) and certified on behalf of the Borrower by a Financial Officer as prepared in accordance with GAAP subject to the absence of footnote disclosures and year-end audit adjustments and presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Restricted Subsidiaries; in each case, such financial statements shall be accompanied by a customary management discussion and analysis of the financial performance of the Borrower and its Restricted Subsidiaries; Monthly Reports. Commencing with the month ending June 30, 2021 and(c) ending with the month immediately prior to the month of the occurrence of a Qualifying IPO, within forty-five (45) days after the last day of each month of the Borrower for which financial statements are required to be delivered pursuant to this clause (c), monthly financial reporting, to be limited to (A) volume by business line, (B) updated LQA Revenue information in substantially similar as provided to the Lead Arranger prior to the Closing Date, (C) monthly revenue by business line, (D) cash and investments balance and (E) debt balance; Financial Officer’s Certificate. Concurrently with any delivery of financial(d) statements under Section 5.01(a), (b) or (c) a Compliance Certificate (i) certifying on behalf of the Borrower that, to its knowledge, no Default or Event of Default has occurred and is continuing or, if any such known Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; and (ii) setting forth the computation of the Financial Covenant then in effect; provided that, for the avoidance of doubt, no Compliance Certificate shall “bring down” any representations and warranties made herein or in any other Loan Document; Budgets. Commencing with the fiscal year beginning January 1, 2022,(e) within ninety (90) days after the beginning of each fiscal year, an annual budget (on a quarterly basis) in form customarily prepared with regard to the Borrower and its Restricted Subsidiaries by the Borrower; Revenues Reporting. Concurrently with any delivery of financial(f) statements under Section 5.01(a), (b) or (c), a quarterly or monthly, as the case may be, LQA 132 US-DOCS\121951479.16133960081.2

Revenues report for the Borrower and its Restricted Subsidiaries, on both a current basis and a Pro Forma Basis including the Closing Date Acquisition and any other Subject Transaction; and Other Reporting. Concurrently with any delivery of financial statements(g) under Section 5.01(a) or (b), to the extent provided with Borrower’s public filings, full-course equivalent enrollment reporting; Quarterly Lender Calls. At the request of the Administrative Agent (and(h) subject to reasonable prior notice), following the delivery of the financial statements pursuant to Section 5.01(a) or (b) above, the Borrower shall hold an update call (which shall take place at a time mutually acceptable to the Borrower and the Administrative Agent) with a Responsible Officer of the Borrower and the Lenders who choose to attend such conference call to discuss the financial position, financial performance and cash flows of the Borrower and its Restricted Subsidiaries for the period covered by the applicable financial statements; and Other Information. Promptly, from time to time, and upon the reasonable(i) written request of the Administrative Agent, other reasonably requested information of the Group Members regarding the operations, business affairs and financial condition (including (x) information required under the Patriot Act, (y) an updated Beneficial Ownership Certification and (z) to the extent available to the Borrower, any material agreements, documents or instruments pursuant to which any Permitted Acquisition is to be consummated; provided that nothing in this Section 5.01(i) shall require any Group Member to take any action that would violate any third party customary confidentiality agreement (other than any such confidentiality agreement entered into in contemplation of this Agreement) with any Person that is not an Affiliate (and, in all events, so long as such confidentiality agreement does not relate to information regarding the financial affairs of any Group Member or the compliance with the terms of any Loan Document) or waive any attorney-client or similar privilege. Documents required to be delivered pursuant to Section 5.01(a) through Section 5.01(g) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which such documents are sent via e-mail to the Administrative Agent for posting on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, established on its behalf by the Administrative Agent and to which each Lender and the Administrative Agent have access or the date on which the Borrower has posted such documents on its own website to which each Lender and the Administrative Agent have access and notified the Administrative Agent of such posting. Notwithstanding anything contained herein, at the reasonable written request of the Administrative Agent, the Borrower shall thereafter promptly be required to provide paper copies of any documents required to be delivered pursuant to Section 5.01. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. If the delivery of any of the foregoing documents required under this Section 5.01 shall fall on a day that is not a Business Day, such deliverable shall be due on the next succeeding Business Day. Litigation and Other Notices. Furnish to the Administrative AgentSection 5.02 written notice of the following promptly (and, in any event, within five (5) Business Days or such 133 US-DOCS\121951479.16133960081.2 later date as may be agreed by the Administrative Agent in its reasonable discretion) of a Responsible Officer of the Borrower obtaining actual knowledge thereof: any Default or Event of Default (provided that (i) no such notice shall be(a) required if cured within the applicable cure period and (ii) any delivery of a notice of Default shall automatically cure any Default or Event of Default then existing with respect to any failure to deliver such notice), specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto; any litigation or governmental proceeding pending against the Borrower or(b) any of its Subsidiaries that could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect; the occurrence of any ERISA Event that could, when taken either alone or(c) together with all such other ERISA Events, reasonably be expected to have a Material Adverse Effect; and copies of any amendment, amendment and restatement, consent, waiver,(d) supplement or other modification to or of any Convertible Indebtedness, Junior Secured Indebtedness subject to an Intercreditor Agreement or any Subordinated Indebtedness. Existence; Properties.Section 5.03 Do or cause to be done all things necessary to preserve, renew and(a) maintain in full force and effect its legal existence, except as otherwise permitted under Sections 6.04 or 6.05 or, in the case of any Restricted Subsidiary that is not a Credit Party, where the failure to perform such obligations could not reasonably be expected to result in a Material Adverse Effect. Do or cause to be done all things necessary to obtain, preserve, renew,(b) extend and keep in full force and effect the rights, licenses, permits, privileges, franchises, authorizations and Intellectual Property which are necessary and material to the conduct of its business (except where the failure to do so could not be reasonably expected to have a Material Adverse Effect); provided that nothing in this Section 5.03(b) shall prevent sales of property, consolidations or mergers by or involving any Company in accordance with Section 6.04 or 6.05. Notwithstanding the foregoing or anything else to the contrary in any Loan Document, each Credit Party and each other Restricted Subsidiary may abandon, cancel, terminate, permit or allow the lapse, invalidation, expiration, cancellation, cessation or termination of, or fail to maintain, pursue, preserve or protect any of its respective Intellectual Property that are, in the reasonable business judgment of such Credit Party or Restricted Subsidiary, no longer economically practicable, commercially desirable to maintain or useful, except to the extent any such abandonment, lapse, cancellation, termination, cessation or failure, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except to the extent the failure to do so could not, individually or in the(c) aggregate, reasonably be expected to have a Material Adverse Effect, maintain, preserve and protect all of its properties and equipment material to the operation of its business in good 134 US-DOCS\121951479.16133960081.2 working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted.

Section 5.04 Insurance.

(a) Keep its insurable property adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, in each case, to such extent and against such risks as is customary with companies in the same or similar businesses operating in the same or similar locations.

(b) From and after thirty (30) days after the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion), the Credit Parties shall cause all such insurance (other than directors and officers policies and workers compensation) with respect to the Credit Parties and property constituting Collateral to be endorsed to provide that the Collateral Agent is an additional insured or loss payee, as applicable, and that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least thirty (30) days after receipt by the Collateral Agent of written notice thereof (or if such cancellation is by reason of nonpayment of premium, at least ten (10) days' prior written notice) (unless it is such insurer's policy not to provide such a statement); *provided* that, unless an Event of Default shall have occurred and be continuing, (A) all proceeds from insurance policies shall be paid to the Borrower or applicable Guarantor (subject to the requirements of Section 2.10(e) hereof), (B) to the extent the Collateral Agent receives any proceeds, the Collateral Agent shall turn over to the Borrower any amounts received by it as an additional insured or loss payee under any property insurance maintained by the Borrower and its Subsidiaries (subject to the requirements of Section 2.10(e) hereof), and (C) the Collateral Agent agrees that the Borrower and/or its applicable Subsidiaries shall have the sole right to adjust or settle any claims under such insurance.

(c) If at any time the buildings and other improvements (as described in the applicable Mortgage) on a Material Property that is encumbered by a Mortgage required by this Agreement are located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then, solely to the extent required by applicable Requirements of Law, the Borrower shall, or shall cause the applicable Credit Party to, maintain, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

Section 5.05 Taxes. Pay and discharge promptly when due all Taxes imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent, or in default; *provided* that such payment and discharge shall not be required with respect to any such Tax so long as (x)(i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and the applicable Group Member shall have set aside on its books adequate reserves or other appropriate provisions with respect thereto in accordance with GAAP and (ii) such contest operates to suspend collection of the contested Tax and enforcement

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of a Lien for Taxes (other than a Permitted Lien) or (y) the failure to pay would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Employee Benefits.Section 5.06 With respect to each Employee Benefit Plan and Foreign Plan, comply in(a) all respects with the applicable provisions of ERISA, the Code and applicable Requirements of Law except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect; and Furnish to the Administrative Agent (x) as soon as reasonably practicable(b) after, and in any event within 10 days (or such later date as may be agreed to by the Administrative Agent in its sole discretion) after any Responsible Officer of the Borrower or any of its Subsidiaries knows or has reason to know that any failures to meet funding or other applicable Requirements of Law with respect to Foreign Plans has occurred that, alone or together with any other such noncompliance event with respect to Foreign Plans, would reasonably be expected to result in liability of the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect, a statement of a Responsible Officer of the Borrower setting forth details as to such noncompliance event with respect to Foreign Plans and the action, if any, that the Group Members propose to take with respect thereto, (y) upon reasonable request by the Administrative Agent, copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Group Members or any ERISA Affiliate thereof with the Internal Revenue Service with respect to each Plan; (ii) the most recent actuarial valuation report for each Plan or Foreign Plan; (iii) all notices received by the Borrower or any of its Subsidiaries from a Multiemployer Plan sponsor or any Governmental Authority concerning an ERISA Event or such noncompliance event with respect to Foreign Plans; and (iv) such other documents or governmental reports or filings relating to any Plan or Foreign Plan in each case, that is sponsored by, or contributed to by, the Borrower or a Subsidiary of the Borrower, as have been received by the Borrower or a Subsidiary of the Borrower and that the Administrative Agent shall reasonably request and (z) promptly following any request therefor, copies of (i) any documents described in Section 101(k) of ERISA that the Borrower or any of its Subsidiaries has received with respect to any Multiemployer Plan and (ii) any notices described in Section 101(1) of ERISA that the Borrower or any of its Subsidiaries has received with respect to any Multiemployer Plan; provided that if any Group Member has not received such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, upon the Administrative Agent’s reasonable request, the applicable Group Member shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and provided further, the obligations of the Group Members under this Section shall be subject to applicable Requirements of Law, including protection of data privacy. Maintaining Records; Access to Properties and Inspections. EachSection 5.07 Group Member will permit any representatives designated by the Administrative Agent to visit during its regular business hours and with reasonable advance written notice thereof (provided that no such advance notice shall be required during the continuance of an Event of Default) and inspect (subject to the rights of lessees or sublessees thereof and subject to any restrictions or limitations in the applicable lease, sublease or other written occupancy arrangement pursuant to 136 US-DOCS\121951479.16133960081.2 which the Borrower or Restricted Subsidiary is a party, in each case, not entered into in contemplation of avoiding the requirements of this Section 5.07) the financial records and the property of such Group Member at reasonable times up to one (1) time per calendar year (but without frequency limit during the continuance of an Event of Default) and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent to discuss the affairs, finances, accounts and condition of any Group Member with the officers and employees thereof and advisors therefor (including independent accountants); provided that the Administrative Agent shall give any Group Member an opportunity for its representatives to participate in any such discussions; provided, further, that so long as no Event of Default has occurred and is then continuing, the Borrower shall not bear the cost of more than one such inspection per calendar year by the Administrative Agent and Lenders (or their respective representatives). Notwithstanding anything to the contrary in this Section 5.07, no Group Member will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes confidential Intellectual Property, including trade secrets, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Requirements of Law or any binding agreement (not entered into in contemplation hereof), or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product. Use of Proceeds. Use of the proceeds of the Loans and use ofSection 5.08 issued Letters of Credit only for the purposes set forth in Section 3.11. Compliance with Environmental Laws; Environmental Reports.Section 5.09 Except as would not reasonably be expected, individually or in the(a) aggregate, to result in a Material Adverse Effect, (i) comply with all Environmental Laws and Environmental Permits applicable to its operations and Real Property; (ii) obtain and renew all Environmental Permits applicable to its operations and owned Real Property and, to the extent the Group Members are required to obtain such Environmental Permits under the applicable lease or Requirements of Law, leased Real Property; and (iii) comply with all lawful orders of a Governmental Authority required of the Group Members by, and in accordance with, Environmental Laws; provided that no Group Member shall be required to comply with such orders to the extent that its obligation to do so is being contested in good faith and by proper proceedings. If an Event of Default caused by reason of a breach of Section 3.17 or(b) 5.09(a) shall have occurred and be continuing for more than thirty (30) days without the Group Members commencing activities reasonably likely to cure such Event of Default in accordance with Environmental Laws, at the reasonable written request of the Administrative Agent or the Required Lenders through the Administrative Agent, which written request will describe the nature and subject of the Event of Default, the Borrower shall provide to the Administrative Agent within sixty (60) days after such request (or by such later date as may be agreed to by the Administrative Agent in its sole discretion), at the expense of the Borrower, an environmental assessment report regarding the matters which are the subject of such Event of Default, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent; provided, however, notwithstanding anything to the contrary contained herein or in any other 137 US-DOCS\121951479.16133960081.2

Loan Document, under no other circumstances shall any environmental assessment report (or any other environmental report) be required under any Loan Document. Additional Collateral; Additional Guarantors.Section 5.10 Subject to the terms of the Security Documents and Section 3.18, Section(a) 4.01(k), Section 5.11 and Section 5.15, with respect to any personal property created or acquired after the Closing Date by any Credit Party that constitutes “Collateral” under any of the Security Documents or is intended to be subject to the Liens created by any Security Document but is not so subject to a Lien thereunder, but in any event subject to the terms, conditions and limitations thereunder, within sixty (60) days after the acquisition thereof, or such longer period as the Administrative Agent may approve in each case in its sole discretion, (i) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Security Documents or such other documents, including, without limitation, customary legal opinions as the Administrative Agent or the Collateral Agent shall reasonably deem necessary to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a Lien under applicable U.S. state and federal law on such Collateral subject to no Liens other than Permitted Liens, and (ii) take all actions reasonably necessary to cause such Lien to be duly perfected to the extent required by such Security Document in accordance with all applicable U.S. state and federal law, including the filing of financing statements in such U.S. jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent. The Borrower and the other Credit Parties shall otherwise take such actions and execute and/or deliver to the Collateral Agent (or its non-fiduciary agent or designee pursuant to any Intercreditor Agreement) such New York law governed documents as the Administrative Agent or the Collateral Agent shall reasonably require to confirm the validity, perfection and priority of the Lien of the Security Documents on such after-acquired Collateral. Subject to the terms of the Security Documents and Section 5.15, upon the(b) formation or acquisition of, or the re-designation of an Unrestricted Subsidiary as, a Restricted Subsidiary (other than any Excluded Subsidiary) after the Closing Date (other than a merger Subsidiary formed in connection with a Permitted Acquisition so long as such merger Subsidiary is merged out of existence pursuant to such Permitted Acquisition or otherwise merged out of existence or dissolved within sixty (60) days of its formation (or such later date as permitted by the Administrative Agent in its sole discretion)) or upon any Excluded Subsidiary ceasing to constitute an Excluded Subsidiary (as reasonably determined by the Borrower), within sixty (60) days after such formation, acquisition, designation or cessation, or such longer period as the Administrative Agent may approve in its reasonable discretion, the Borrower shall: deliver to the Collateral Agent the certificates, if any, representing(i) all of the Equity Interests of such Restricted Subsidiary that constitute Collateral and that are “certificated securities” (as defined in Article 8 of the UCC), together with undated Equity Interest powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests, and all intercompany notes owing from such Restricted Subsidiary to any Credit Party required to be delivered pursuant to the Security Agreement or other applicable Security Document and not previously so delivered, together with instruments of transfer executed and 138 US-DOCS\121951479.16133960081.2 delivered in blank by a duly authorized officer of such Credit Party or Additional Guarantor, as applicable; and cause any such new Restricted Subsidiary (except Excluded(ii) Subsidiaries), (A) to execute a Joinder Agreement or such comparable documentation to become a Subsidiary Guarantor (including, without limitation, (1) all documentation and other information with respect to such new Restricted Subsidiary required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act, and (2) customary secretary’s certificates with respect to each new Restricted Subsidiary attaching such documents as were delivered by the original Subsidiary Guarantors on the Closing Date) and a joinder agreement to the Security Agreement, substantially in the form annexed thereto, and (B) to take all actions reasonably necessary to cause the Lien created on the Collateral (which shall exclude Excluded Property and be subject to the limitations set forth herein and the applicable Security Documents) by the applicable Security Documents to be duly perfected under U.S. federal and applicable state and local law to the extent required by such agreements in accordance with all applicable U.S. Requirements of Law, including the filing of financing statements in such U.S. jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent; provided that (x) no pledge of Excluded Equity Interests shall be required and (y) no perfection actions by “control” (except with respect to Equity Interests and certain debt instruments) shall be required to be taken. For the avoidance of doubt, the Credit Parties shall be under no obligation to deliver any leasehold mortgages, landlord waivers or collateral access agreements with respect to Real Property. Upon the acquisition of any new Material Property:(c) within fifteen (15) Business Days after such acquisition (as such(i) period may be extended by the Administrative Agent in its sole discretion), the applicable Credit Party shall furnish to the Collateral Agent a description of such Material Property in detail reasonably satisfactory to the Collateral Agent; and within ninety (90) days after such acquisition (as such period may(ii) be extended by the Administrative Agent in its sole discretion), the applicable Credit Party shall grant to the Collateral Agent a security interest in such Material Property and deliver a mortgage, deed of trust or deed to secure debt in a form reasonably satisfactory to the Collateral Agent (a “Mortgage”) as additional security for the Obligations (which, if reasonably requested by the Administrative Agent, shall be accompanied by a customary legal opinion) and deliver to the Administrative Agent, a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination, together with a notice executed by such Credit Party about special flood hazard area status, if applicable, in respect of such Mortgage. Security Interests; Further Assurances. Subject to the terms of theSection 5.11 Security Documents, Section 5.10 and Section 5.15, promptly, upon the reasonable request of the Administrative Agent or the Collateral Agent, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Security Document or 139 US-DOCS\121951479.16133960081.2

other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or the Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of this Agreement and the Security Documents; provided that, notwithstanding anything else contained herein or in any other Loan Document to the contrary, (w) neither the Borrower nor any Guarantor shall be required to make any filings or take any other actions to perfect the Lien on and security interest in any Intellectual Property (or to reimburse the Administrative Agent or Collateral Agent for any costs incurred in connection with the same) except for filings in the United States Patent and Trademark Office and the United States Copyright Office or by filing a UCC financing statement, (x) the foregoing shall not apply to any Excluded Subsidiary or Property of any Excluded Subsidiary or any Excluded Property or any Excluded Equity Interests, (y) any such documents and deliverables (other than certain mortgages of Material Property) shall be governed by New York law and (z) no other perfection actions by “control” (except with respect to Equity Interests and certain debt instruments and Deposit Account Control Agreements), leasehold mortgages or landlord waivers, estoppels or collateral access agreements shall be required to be taken or entered into hereunder or under any other Loan Document. Notwithstanding the foregoing or anything else herein or in any other Loan Document to the contrary, in no event shall (A) the assets of any CFC Holding Company or CFC constitute security or secure, or such assets or the proceeds of such assets be required to be available for, payment of the Obligations, (B) more than sixty-five percent (65%) of the Voting Stock and one-hundred percent (100%) of the non-Voting Stock of any first-tier CFC Holding Company or CFC or (C) any Equity Interests of any direct or indirect Subsidiary of any CFC Holding Company or CFC. Maintenance of Deposit Accounts. Within ninety (90) daysSection 5.12 following the Closing Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Credit Parties shall deliver, or cause to be delivered to the Collateral Agent, in form and substance reasonably satisfactory to the Collateral Agent, a Deposit Account Control Agreement, duly authorized, executed and delivered by such bank and such Credit Party with respect to each Deposit Account and Securities Account; except that Credit Parties shall not be required to deliver such Deposit Account Control Agreements with respect to any Excluded Account. No Credit Party shall open any new Deposit Account or Securities Account, other than an Excluded Account, unless such Credit Party enters into a Deposit Account Control Agreement in connection with such account within ninety (90) days (or such later date as the Administrative Agent may agree) following the opening of such account. Notwithstanding anything in this section to the contrary, the provisions of this Section 5.12 shall not apply to any Deposit Account acquired by a Credit Party in connection with a Permitted Acquisition (or other permitted Investment) prior to the date that is ninety (90) days (or such later date as the Administrative Agent may agree) following the consummation of such Permitted Acquisition (or other permitted Investment). Compliance with Laws. Comply with the requirements of allSection 5.13 Requirements of Law and all orders, writs, injunctions and decrees applicable to the Borrower or any Restricted Subsidiary or to their business or property, except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 140 US-DOCS\121951479.16133960081.2

Anti-Terrorism Law; Anti-Money Laundering; Foreign CorruptSection 5.14 Practices Act. Not directly or indirectly, (i) knowingly deal in, or otherwise knowingly(a) engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law in violation of any applicable Anti-Terrorism Law or applicable Sanctions, or (ii) knowingly engage in or conspire to engage in any transaction that violates or attempts to violate, any of the material prohibitions set forth in any applicable Anti-Terrorism Law or applicable Sanctions; (i) Not repay the Loans, or make any other payment to any Lender, using(b) funds or properties of the Borrower or any Subsidiaries that are, to the knowledge of the Borrower, the property of any Person that is the subject or target of applicable Sanctions or that are, to the knowledge of the Borrower, fifty percent or more beneficially owned, directly or indirectly, by any Person that is the subject or target of applicable Sanctions, in each case, in violation of applicable Anti-Terrorism Laws or applicable Sanctions or (ii) to the knowledge of Borrower, permit any Person that is the subject of applicable Sanctions to have any direct or indirect interest, in the Borrower, Borrower or any of the Subsidiaries, with the result that the investment in the Borrower, Borrower or any of the Subsidiaries (whether directly or indirectly) or the Loans made by the Lenders would be in violation of any applicable Sanctions. Each Credit Party and its Restricted Subsidiaries will maintain in effect(c) and enforce policies and procedures that are reasonably designed to ensure compliance by the Credit Parties, their subsidiaries and each of their respective directors, officers, employees and agents with the Foreign Corrupt Practices Act of 1977, as amended. To the extent applicable, each Credit Party and its Restricted Subsidiaries(d) will comply with (i) the laws, regulations, Sanctions and executive orders administered by OFAC, (ii) all Anti-Terrorism Laws, (iii) the Foreign Corrupt Practices Act of 1977, as amended and (iv) the Patriot Act. No Credit Party nor any of their respective Restricted Subsidiaries will (A) engage in or conspire to engage in any transaction that attempts to violate (or evade in a manner that could violate) any of the foregoing or any similar Requirements of Law or (B) engage in or conspire to engage in any transaction that avoids, or has the purposes of avoiding any of the laws and regulations referenced in clauses (i), (ii) or (iv) of this clause (d) or any similar Requirements of Law. Post-Closing Deliveries.Section 5.15 The Borrower hereby agrees to deliver, or cause to be delivered, to the(a) Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, the items described on Schedule 5.15 hereof on or before the dates specified with respect to such items, or such later dates as may be agreed to by, or as may be waived by, the Administrative Agent in its sole discretion. All representations and warranties contained in this Agreement and the(b) other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above within the time periods required above 141 US-DOCS\121951479.16133960081.2 and in Schedule 5.15, rather than as elsewhere provided in the Loan Documents); provided that (x) to the extent any representation and warranty would not be true because the foregoing actions were not taken on the Closing Date or, following the Closing Date, prior to the date by which such action is required to be taken by Section 5.15(a), the respective representation and warranty shall be required to be true and correct in all material respects at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 5.15 (and Schedule 5.15) and (y) all representations and warranties relating to the assets set forth on Schedule 5.15 pursuant to the Security Documents shall be required to be true in all material respects immediately after the actions required to be taken under this Section 5.15 (and Schedule 5.15) have been taken (or were required to be taken), except to the extent any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date. ARTICLE VI NEGATIVE COVENANTS Each of the Credit Parties warrants, covenants and agrees with each Lender that at all times after the Closing Date, so long as this Agreement shall remain in effect and until the Obligations have been Paid in Full and the Commitments have been terminated, none of the Credit Parties will, nor will permit any of its Restricted Subsidiaries to: Indebtedness. Incur, create, assume or permit to exist, directly orSection 6.01 indirectly, any Indebtedness, except: Indebtedness incurred under this Agreement and the other Loan(a) Documents (including Indebtedness incurred pursuant to Section 2.20, Section 2.21 and Section 2.22 hereof), and, in each case, any Permitted Refinancing thereof; (x) Indebtedness in existence on the Closing Date and set forth on(b) Schedule 6.01(b) and (y) Permitted Refinancings thereof; without duplication, Permitted Pari Passu Refinancing Debt and Permitted(c) Unsecured Refinancing Debt, and, in each case, any Permitted Refinancing thereof; Indebtedness under Hedging Obligations with respect to interest rates,(d) foreign currency exchange rates or commodity prices entered in the ordinary course of business and not entered into for speculative purposes; Indebtedness in respect of Purchase Money Obligations, Capital Lease(e) Obligations, Indebtedness incurred in connection with Sale Leaseback Transactions and Indebtedness incurred in connection with financing any Real Property, and any Permitted Refinancings of any of the foregoing, in an aggregate amount for all such Indebtedness under this clause (e) not to exceed, at any time outstanding, the greater of $15,000,000 and 3.6% of LQA Revenue for the most recently ended Test Period; Indebtedness in respect (x) appeal bonds or similar instruments and (y) of(f) payment, bid, performance or surety bonds, or other similar bonds, completion guarantees, or 142 US-DOCS\121951479.16133960081.2 similar instruments, workers’ compensation claims, health, disability or other employee benefits, self-insurance obligations, and bankers acceptances issued for the account of any Group Member, in each case, in the ordinary course of business and including guarantees supporting such appeal, payment, bid, performance or surety or other similar bonds, completion guarantees, or similar instruments, workers’ compensation claims, health, disability or other employee benefits, self-insurance obligations and bankers acceptances (in each case other than for an obligation for money borrowed); (i) Contingent Obligations in respect of Indebtedness otherwise permitted(g) to be incurred by such Group Member under this Section 6.01 (provided that (x) the foregoing shall not permit a Group Member to guarantee Indebtedness that it could not otherwise incur under this Section 6.01 and (y) if any such Indebtedness is subordinated (including as to lien or collateral priority) to the Obligations, such Contingent Obligation shall be subordinated on terms at least as favorable to the Lenders) and (ii) Indebtedness constituting Investments permitted under Section 6.03 (other than Section 6.03(l)); Indebtedness arising from the honoring by a bank or other financial(h) institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished within five (5) Business Days of incurrence; Indebtedness arising in connection with the endorsement of instruments(i) for deposit in the ordinary course of business; Indebtedness in respect of netting services or overdraft protection or(j) otherwise in connection with deposit or securities accounts in the ordinary course of business; Indebtedness consisting of (i) the financing of insurance premiums or (ii)(k) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business; subject to Section 6.03(e), intercompany Indebtedness owing (i) by and(l) among the Credit Parties, (ii) by Restricted Subsidiaries that are not Credit Parties to Restricted Subsidiaries that are not Credit Parties, (iii) by Restricted Subsidiaries that are not Credit Parties to Credit Parties; provided that outstanding Indebtedness under this clause (l)(iii) (together (but without duplication) with Investments made pursuant to Section 6.03(e)(iii)) shall not exceed, at any time, $17,500,000 at any time outstanding, and (iv) by Credit Parties to Restricted Subsidiaries that are not Credit Parties; provided that Indebtedness under this clause (l)(iv) shall be subordinated to the Obligations pursuant to subordination terms reasonably acceptable to the Administrative Agent and shall not exceed at any time $17,500,000 at any time outstanding; Indebtedness arising as a direct result of judgments, orders, awards or(m) decrees against the Borrower or any Restricted Subsidiaries, in each case not constituting an Event of Default; 143 US-DOCS\121951479.16133960081.2

unsecured Indebtedness representing any Taxes to the extent such Taxes(n) are being contested by any Group Member in good faith by appropriate proceedings and adequate reserves are being maintained by the Group Members in accordance with GAAP; Indebtedness assumed in connection with any Permitted Acquisition or(o) other permitted Investment (provided that such Indebtedness was not incurred in contemplation of such Permitted Acquisition or other Investment) or incurred to finance a Permitted Acquisition or other Investment; provided that the aggregate principal amount of all such Indebtedness shall not exceed the greater of $20,000,000 and 4.8% of LQA Revenue for the most recently ended Test Period; Indebtedness of Restricted Subsidiaries that are not Credit Parties (but(p) only to the extent non-recourse to the Credit Parties), and any guarantees thereof by Restricted Subsidiaries that are not Credit Parties, in aggregate principal amount not to exceed the greater of $17,500,000 and 4.2% of LQA Revenue for the most recently ended Test Period, at any time outstanding; Pre-Qualified IPO Unsecured Convertible Indebtedness; provided that if(q) such Pre-Qualified IPO Unsecured Convertible Indebtedness is (i) unsubordinated, the aggregate amount of such Indebtedness shall not exceed $200,000,000 and (ii) subordinated pursuant to a subordination agreement reasonably satisfactory to the Administrative Agent, the aggregate amount of such Indebtedness shall be uncapped; Post-Qualified IPO Unsecured Convertible Indebtedness in an amount not(r) to exceed the greater of (i) $350,000,000 and (ii) an unlimited amount so long as, on a Pro Forma Basis as of the Applicable Date of Determination and for the applicable Test Period, determined after giving effect to the incurrence of any such Post-Qualified IPO Unsecured Convertible Indebtedness, any Indebtedness repaid with the proceeds thereof and any Investment, disposition or debt incurrence in connection therewith and all other pro forma adjustments (but excluding the proceeds of such Post-Qualified IPO Unsecured Convertible Indebtedness in any cash or cash equivalents formulation), the Total Net Leverage Ratio does not exceed 1.67 to 1.00; Indebtedness in respect of Permitted Receivables Financings owed by a(s) Receivables Entity; provided that outstanding Indebtedness under this clause (s) shall not exceed the greater of $25,000,000 and 6.0% of LQA Revenue for the most recently ended Test Period at any time outstanding; additional Indebtedness of the Borrower and the other Restricted(t) Subsidiaries; provided that, immediately after giving effect to any of incurrence of Indebtedness under this clause (x), the sum of the aggregate principal amount of Indebtedness outstanding under this clause (x) shall not exceed the greater of $10,000,000 and 2.4% of LQA Revenue for the most recently ended Test Period at such time; [reserved];(u) to the extent constituting Indebtedness, any contingent liabilities arising in(v) connection with any stock options; 144 US-DOCS\121951479.16133960081.2

(w) Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements, in each case, incurred in the ordinary course of business;

(x) Earn-Outs, holdbacks and other similar deferred payment obligations (regardless of whether such amounts constitute Indebtedness, a "**Deferred Payment Obligation**"), in each case, incurred in connection with the any Permitted Acquisition or permitted Investment; *provided* that (i) the aggregate principal amount of such Deferred Payment Obligation shall not exceed the greater of $17,500,000 and 4.2% of LQA Revenue for the most recently ended Test Period and (ii) no Deferred Payment Obligations shall be permitted to be paid unless immediately before and after such payment: (x) no Event of Default shall occur or be continuing either immediately before or immediately after giving effect to such payment, and (y) the Borrower and its Restricted Subsidiaries are in compliance with the financial covenant set forth in Section 6.08 (as of the last day of the most recently ended fiscal quarter for which financial statements have been or are required to be delivered to Administrative Agent);

(y) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (dd) above.

The accrual of interest, the accretion of accreted value and the payment of PIK interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness and the amounts of such accruals and accretions shall not count as amounts of outstanding Indebtedness, for purposes of this Section 6.01.

Notwithstanding anything herein to the contrary, Indebtedness in respect of any receivables programs, factoring facilities, any facilities or programs relating to Receivables Facility Assets and other similar facilities programs or arrangements may only be incurred pursuant to clause (s) above and may not be incurred or permitted pursuant to any other clause in this Section 6.01.

Notwithstanding anything herein to the contrary, for so long as T365 and its direct and indirect Subsidiaries, including T365Co are not Guarantors hereunder, none of T365, T365Co or any of any of their respective direct or indirect Subsidiaries shall be permitted to incur any Indebtedness or Contingent Obligations under clauses (a), (b), (c), (e), (o), (q), (r), (s), (t) or (x) of this Section 6.01.

Section 6.02 Liens. Create, incur, assume or permit to exist, directly or indirectly, any Lien on any property now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except the following (collectively, the "**Permitted Liens**"):

(a) Liens for Taxes not yet due and payable or delinquent and Liens for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

145

US-DOCS\121951479.16133960081.2

Liens in respect of property of any Group Member imposed by(b) Requirements of Law, (i) which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, materialmen’s, landlords’, workmen’s, suppliers’, repairmen’s and mechanics’ Liens and other similar Liens arising in the ordinary course of business or otherwise pertaining to Indebtedness permitted under Section 6.01(f) and (h) which do not in the aggregate materially detract from the value of the property of the Group Members, taken as a whole, and do not materially impair the use thereof in the operation of the business of the Group Members, taken as a whole, and which, if they secure obligations that are then more than thirty days overdue and unpaid, are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, or (ii) arising mandatorily by Requirements of Law on the assets of any Foreign Subsidiary; any Lien in existence on the Closing Date and set forth on Schedule(c) 6.02(c) and any Lien granted as a replacement or substitute therefor; provided that any such replacement or substitute Lien (i) except as permitted by Section 6.01(b) does not secure an aggregate amount of Indebtedness (excluding any increase in such Indebtedness as a result of a PIK interest payment), if any, greater than the amount of such Indebtedness secured on the Closing Date or any Permitted Refinancing thereof and (ii) does not encumber any property in a material manner other than the property subject thereto on the Closing Date and any proceeds therefrom (any such Lien, an “Existing Lien”); easements, rights-of-way, restrictions (including zoning restrictions),(d) covenants, conditions, licenses, encroachments, protrusions and other similar charges or encumbrances, and title deficiencies on or other irregularities with respect to any Real Property, in each case whether now or hereafter in existence, not (i) securing Indebtedness or (ii) individually or in the aggregate materially interfering with the ordinary conduct of the business and operations of the Group Members at such Real Property and the value, use and occupancy thereof; Liens to the extent arising out of judgments, orders, attachments, decrees(e) or awards not resulting in an Event of Default; Liens (x) imposed by Requirements of Law or deposits made in(f) connection therewith in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security legislation, (y) incurred to secure the performance of appeal bonds or incurred in the ordinary course of business to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs bonds, statutory bonds, bids, leases (including deposits with respect thereto), government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers; provided that (i) with respect to subclauses (x), (y) and (z) of this clause (f), such Liens are for amounts not yet due and payable or delinquent or, to the extent such amounts are so due and payable, such amounts are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, which proceedings or orders entered in connection with such proceedings have the effect of preventing the forfeiture or 146 US-DOCS\121951479.16133960081.2 sale of the property subject to any such Lien and (ii) to the extent such Liens are not imposed by Requirements of Law, such Liens shall in no event encumber any property other than cash and cash equivalents (including Cash Equivalents); Leases, subleases, licenses and sublicenses of any Property (other than(g) Intellectual Property which is subject to Section 6.02(o)) of any Group Member granted by such Group Member to third parties, in each case entered into in the ordinary course of such Group Member’s business; any interest or title of a lessor, sublessor, licensor, sublicensor, licensee or(h) sublicensee under any lease, sublease, license or sublicense (other than interests of a licensee or sublicensee with respect to Intellectual Property, which is subject to Section 6.02(o)) permitted by this Agreement or the other Security Documents; Liens which may arise as a result of municipal and zoning codes and(i) ordinances, building and other land use laws imposed by any Governmental Authority which are not violated in any material respect by existing improvements or the present use or occupancy of any Real Property, or in the case of any Material Property subject to a Mortgage, encumbrances disclosed in the title insurance policy issued to, and reasonably approved by, the Administrative Agent; Liens on cash collateral in respect of letters of credit entered into in the(j) ordinary course of business; Liens securing Indebtedness incurred pursuant to Section 6.01(e); provided(k) that any such Liens attach only to the property being financed pursuant to such Indebtedness and do not encumber any other property of any Group Member; bankers’ Liens, rights of setoff and other similar Liens existing solely with(l) respect to cash and Cash Equivalents on deposit in one or more accounts maintained by any Group Member, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that, unless such Liens are non-consensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; Liens on property or assets of a person existing at the time such person or(m) asset is acquired or merged with or into or consolidated with any Group Member to the extent such acquisition or merger is permitted hereunder (and such Liens are not created in anticipation or contemplation thereof); provided that such Liens do not extend to property not subject to such Liens at the time of acquisition (other than improvements thereon or pursuant to an after-acquired property clause in the applicable security documents) and are no more favorable (as reasonably determined by the Borrower) to the lienholders than such existing Lien and do not secure Indebtedness permitted hereunder; 147 US-DOCS\121951479.16133960081.2

(i) Liens granted pursuant to the Security Documents to secure the Secured(n) Obligations (including Indebtedness incurred pursuant to Section 2.20, Section 2.21 and Section 2.22 hereof) and (ii) any Liens securing Permitted Pari Passu Refinancing Debt; provided, in each case, that such Liens are subject to any subordination or intercreditor requirements set forth in the applicable definitions referenced above in this Section 6.02(n); non-exclusive licenses and sublicenses of Intellectual Property granted by(o) any Group Member in the ordinary course of business or not interfering in any material respect with the ordinary conduct of business of the Group Members; the filing of UCC (or equivalent) financing statements solely as a(p) precautionary measure in connection with operating leases or consignment of goods; Liens securing Hedging Obligations permitted by Section 6.01(d);(q) [reserved];(r) Liens attaching solely to cash earnest money deposits in connection with(s) an Investment permitted by Section 6.03; Liens of a collecting bank arising in the ordinary course of business under(t) Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon; Liens granted by a Restricted Subsidiary (i) that is not a Credit Party in(u) favor of any other Restricted Subsidiary in respect of Indebtedness or other obligations owed by such Restricted Subsidiary to such other Restricted Subsidiary and permitted hereby or (ii) in favor of any Credit Party; Liens on insurance policies and the proceeds thereof granted in the(v) ordinary course of business to secure the financing of insurance premiums with respect thereto permitted under Section 6.01(k)(i); Liens (i) incurred in the ordinary course of business in connection with the(w) purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets, and (ii) in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; Liens of any Group Member with respect to Indebtedness and other(x) obligations that do not in the aggregate exceed the greater of $10,000,000 and 2.4% of LQA Revenue for the most recently ended Test Period at any time; Liens on assets or property of Restricted Subsidiaries that are not Credit(y) Parties securing Indebtedness and other obligations of Restricted Subsidiaries that are not Credit Parties permitted to be incurred pursuant to Section 6.01; 148 US-DOCS\121951479.16133960081.2

Liens securing Indebtedness incurred pursuant to Section 6.01(l) (provided(z) that, with respect to Indebtedness incurred pursuant clause (iv) thereof, any such Lien shall be subordinated to the liens securing the Obligations pursuant to a subordination agreement reasonably acceptable to the Administrative Agent); Liens securing Indebtedness incurred pursuant to Section 6.01(o) (so long(aa) as, in the case of clause (o)(i), such Liens secure only the same assets (and any after acquired assets pursuant to any after-acquired property clause in the applicable security documents) and the same Indebtedness that such Liens secured, immediately prior to the assumption of such Indebtedness, and so long as such Liens were not created in contemplation of such assumption); Liens on cash advances in favor of the seller of any property to be acquired(bb) in an Investment permitted pursuant to Section 6.03 to be applied against the purchase price for such Investment; Liens on Equity Interests (i) deemed to exist in connection with any(cc) options, put and call arrangements, rights of first refusal and similar rights relating to Investments in Persons that are not Restricted Subsidiaries of the Borrower or (ii) of any joint venture or similar arrangement pursuant to any joint venture or similar arrangement; restrictions on dispositions of assets to be disposed of pursuant to merger(dd) agreements, stock or asset purchase agreements and similar agreements, in each case, solely to the extent such disposition would be permitted pursuant to the terms hereof; Liens on accounts receivable, other Receivables Facility Assets, or(ee) accounts into which collections or proceeds of Receivables Facility Assets are deposited, in each case arising in connection with a Permitted Receivables Financing permitted under Section 6.01(s); and [reserved].(ff) Notwithstanding anything herein to the contrary, for so long as T365 and its direct and indirect Subsidiaries, including T365Co are not Guarantors hereunder, none of T365, T365Co or any of any of their respective direct or indirect Subsidiaries shall be permitted to incur any Liens under clauses (k), (x), (y), or (aa) of this Section 6.02. Investments, Loans and Advances. Directly or indirectly, lendSection 6.03 money or credit (by way of guarantee or otherwise) or make advances to any person, or purchase or acquire any Equity Interests, bonds, notes, debentures, guarantees or other securities of, or make any capital contribution to, or acquire assets constituting all or substantially all of the assets of, or acquire assets constituting a line of business, business unit or division of, any other person (all of the foregoing, collectively, “Investments”), except that the following shall be permitted: the Group Members may consummate the Transactions in accordance with(a) the provisions of the Transaction Documents; (i) Investments outstanding, contemplated, or made pursuant to binding(b) commitments in effect on the Closing Date and identified on Schedule 6.03(b) and (ii) 149 US-DOCS\121951479.16133960081.2

Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment described in clause (i) above; provided that (x) the amount of any Investment permitted pursuant to this clause (ii) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 6.03 and (y) with respect to contemplated Investments until initially consummated, the terms of such modification, replacement, renewal, reinvestment or extension of such Investment are not materially less favorable to the Borrower or any Restricted Subsidiary than the terms of any such scheduled Investment; the Group Members may (i) acquire and hold accounts receivable owing to(c) any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, (ii) invest in, acquire and hold cash and cash equivalents (including Cash Equivalents), (iii) endorse negotiable instruments held for collection or deposit in the ordinary course of business or (iv) make lease, utility and other similar deposits in the ordinary course of business; Hedging Obligations permitted by Section 6.01(d);(d) Investments (i) by any Group Member in a Credit Party, (ii) by any Group(e) Member that is not a Credit Party in any other Group Member (provided that any such Investments under this clause (e)(ii) in a Group Member that is a Credit Party shall be subordinated to the Obligations pursuant to subordination terms reasonably acceptable to the Administrative Agent) and (iii) by any Credit Party in any Restricted Subsidiary that is not a Credit Party; provided that Investments under this clause (e)(iii) (together (without duplication) with outstanding intercompany Indebtedness outstanding under Section 6.01(l)(iii)) by the Borrower or a Subsidiary Guarantor in any other Subsidiary that is not a Subsidiary Guarantor shall not exceed, at any time outstanding, $17,500,000; Investments in securities or other assets of trade creditors or customers in(f) the ordinary course of business received in settlement of bona fide disputes or upon foreclosure or pursuant to any plan of reorganization or liquidation or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers; Investments held by any Group Member as a result of consideration(g) received in connection with an Asset Sale or other disposition made in compliance with Section 6.05 (other than Section 6.05(e)); Permitted Acquisitions;(h) pledges and deposits by any Group Member permitted under Section 6.02;(i) Investments consisting of earnest money deposits required in connection(j) with a Permitted Acquisition or other permitted Investment; Investments of any Person existing at the time such Person becomes a(k) Restricted Subsidiary or consolidates or merges with any Group Member (including in connection with a Permitted Acquisition) so long as such investments were not made in 150 US-DOCS\121951479.16133960081.2 contemplation of such Person becoming a Restricted Subsidiary or of such consolidation or merger; Contingent Obligations and other Indebtedness permitted by Section 6.01,(l) performance guarantees, and transactions permitted under Section 6.04; [reserved];(m) Investments in deposit and investment accounts opened in the ordinary(n) course of business with financial institutions; unsecured intercompany advances by any Group Member to the Borrower(o) for purposes and in amounts that would otherwise be permitted to be made as Dividends to the Borrower pursuant to Section 6.06; provided that the principal amount of any such loans shall reduce dollar-for-dollar the amounts that would otherwise be permitted to be paid for such purpose in the form of Dividends pursuant to such Section; Investments to the extent constituting the reinvestment of the Net Cash(p) Proceeds arising from any Asset Sale (or other disposition) or Casualty Events to repair, replace or restore any property in respect of which such Net Cash Proceeds were paid or to reinvest in other fixed or Capital Assets or assets that are otherwise used or useful in the business of the Group Members (including pursuant to a Permitted Acquisition, Investment or Capital Expenditure); Investments in Unrestricted Subsidiaries in an aggregate amount (together(q) (without duplication) with all Investments outstanding under Section 6.03(u) and Section 6.03(bb)) not to exceed the greater of $25,000,000 and 6.0% of LQA Revenue for the most recently ended Test Period at any time outstanding; purchases and other acquisitions of inventory, materials, equipment,(r) intangible property and other assets in the ordinary course of business; (i) leases and subleases of real or personal property in the ordinary course(s) of business and not interfering in any material respect with the ordinary conduct of business of the Group Members and (ii) non-exclusive licenses and sublicenses of Intellectual Property permitted under Section 6.02 including loans and advances to licensees in connection therewith on an arm’s length basis; Investments to the extent that payment for such Investments is made solely(t) with cash contributions from the issuance of Equity Interests (other than Disqualified Capital Stock) of the Borrower which are Not Otherwise Applied and that are received within the year preceding any such Investments; Investments in joint ventures of any Group Member or the Borrower in an(u) aggregate amount (together (without duplication) with all Investments outstanding under Section 6.03(q) and Section 6.03(bb)) not to exceed the greater of $25,000,000 and 6.0% of LQA Revenue for the most recently ended Test Period at any time outstanding; 151 US-DOCS\121951479.16133960081.2 following the occurrence of a Qualified IPO and solely to the extent such(v) Investments are in connection with (including, for the avoidance of doubt, the entry into, payment of any premium with respect to, and the settlement of) Post-Qualified IPO Unsecured Convertible Indebtedness, any Permitted Bond Hedge Transaction or Permitted Warrant Transaction, in each case, to the extent complied with by the Group Members in accordance with their terms; other Investments in an aggregate amount at any time not to exceed the(w) greater of $25,000,000 and 6.0% of LQA Revenue for the most recently ended Test Period at any time outstanding; plus the aggregate total of all other amounts available as a Restricted Debt Payment under Section 6.09(a)(H), which the Borrower may, from time to time, elect to reallocate to the making of Investments pursuant to this Section 6.03(w) (which re-allocation will reduce the amount available thereunder on a dollar-for-dollar basis for so long as, and to the extent that, the Investment made using such reallocated amount remains outstanding); to the extent constituting Investments, advances in respect of transfer(x) pricing and cost-sharing arrangements (i.e., “cost-plus” arrangements) that are (A) in the ordinary course of business and consistent with the Group Members’ historical practices and (B) funded not more than 120 days in advance of the applicable transfer pricing and cost-sharing payment; (i) loans to employees of a Group Member in an amount not to exceed the(y) greater of $4,000,000 and 1.0% of LQA Revenue for the most recently ended Test Period at any time outstanding and (ii) advances of payroll payments to employees in the ordinary course of business; the Permitted Indian Subsidiary Transaction;(z) Investments in the ordinary course of business (x) consisting of customary(aa) commercial arrangements and agreements, including program and course agreements, consistent with past practices and (y) in connection with obtaining, maintaining or renewing client and customer contracts and loans or advances made to distributors, customers or clients; Investments in similar businesses in an aggregate amount (together(bb) (without duplication) with all Investments outstanding under Section 6.03(q) and Section 6.03(u)) not to exceed the greater of $25,000,000 and 6.0% of LQA Revenue for the most recently ended Test Period at any time outstanding; reorganizations and other activities related to tax planning; provided that,(cc) in the reasonable business judgment of the Borrower (in consultation with the Administrative Agent), after giving effect to any such reorganizations and activities, there is no material adverse impact on the value of the (A) Collateral (taken as a whole) granted to the Collateral Agent for the benefit of the Lenders or (B) Guarantees in favor of the Lenders; and Investments in or by a Receivables Entity arising out of, or in connection(dd) with, any Permitted Receivables Financing; provided that any such Investment in a Receivables Entity shall be in the form of a contribution of Receivables Facility Assets in an amount at any one time outstanding not to exceed the Investment necessary to support the Indebtedness 152 US-DOCS\121951479.16133960081.2 permitted pursuant to Section 6.01(s) (it being understood that upon collection, settlement or write-off of such assets, such amounts shall not be deemed outstanding for purposes of calculating the foregoing limit) or in the form of Equity Interests; provided further that the aggregate amount of Investments at any time outstanding permitted by this clause (dd) shall not exceed $25,000,000. The amount of any Investment under this Section 6.03 shall be the initial amount of such Investment less all returns of principal, capital, Dividends and other cash returns therefrom (including, without limitation, any repayments, interest, returns, profits, distributions, income or similar amounts received in cash in respect of any Investment in any Unrestricted Subsidiary and the designation thereof) and less all liabilities expressly assumed by another person in connection with the sale of such Investment. Notwithstanding anything herein to the contrary, Investments in Unrestricted Subsidiaries shall only be permitted pursuant to Section 6.03(q). Mergers and Consolidations. Wind up, liquidate or dissolve itsSection 6.04 affairs or consummate a merger or consolidation, except that the following shall be permitted: Asset Sales or other dispositions in compliance with Section 6.05 (other(a) than clause (d) thereof); Investments permitted pursuant to Section 6.03 (other than clause (n)(b) thereof); (x) any Group Member may merge or consolidate with or into the(c) Borrower or any Subsidiary Guarantor (as long as the Borrower is the surviving person in the case of any merger or consolidation involving the Borrower, and such Subsidiary Guarantor is the surviving person in the case of any merger or consolidation involving such Subsidiary Guarantor (other than mergers or consolidations involving the Borrower)) and (y) any Restricted Subsidiary (other than the Borrower) that is not a Guarantor may merge or consolidate with or into any other Restricted Subsidiary that is not a Guarantor; a merger or consolidation pursuant to, and in accordance with, the(d) definition of “Permitted Acquisition” to the extent necessary to consummate such Permitted Acquisition; any Restricted Subsidiary (but not the Borrower) may dissolve, liquidate(e) or wind up its affairs at any time; provided that (i) such dissolution, liquidation or winding up, as applicable, would not reasonably be expected to have a Material Adverse Effect and (ii) any property or assets of such Restricted Subsidiary that is a Credit Party that exist immediately prior to such dissolution, liquidation or winding up shall be transferred to a Credit Party upon such dissolution, liquidation or winding up; and the Closing Date Acquisition.(f) Asset Sales. Sell, lease, assign, transfer or otherwise dispose ofSection 6.05 any property, except that the following shall be permitted: 153 US-DOCS\121951479.16133960081.2

(x) sales, transfers, leases, subleases and other dispositions of inventory in(a) the ordinary course of business, property no longer used or useful in the business or worn out, obsolete, uneconomical, negligible or surplus property by any Group Member in the ordinary course of business, (y) the abandonment, allowance to lapse or other disposition of Intellectual Property that is, in the reasonable business judgment of the Borrower, immaterial or no longer economically practicable to maintain or (z) sales, transfers, leases, subleases and other dispositions of property by any Group Member (including Intellectual Property) that is, in the reasonable business judgment of the Borrower, immaterial or no longer used or useful in the business, or can be exchanged for consideration that is of greater value than such property so long as, in the cause of this clause (a)(z), such sales, transfers, leases and other dispositions do not exceed $1,000,000 in any fiscal year; any sale, lease, assignment, transfer or disposition; provided that (i) such(b) sale, lease, assignment, transfer or disposition shall be for fair market value (as reasonably determined by the Borrower in good faith), (ii) no Event of Default shall have occurred and be continuing, (iii) the Net Cash Proceeds of such sale, lease, assignment, transfer or disposition shall be applied in accordance with Section 2.10(c), and (iv) with respect to any aggregate consideration received in respect thereof in excess of $11,250,000, at least 75% of the purchase price for all property subject to such sale, lease, assignment, transfer or disposition shall be paid in cash or Cash Equivalents (with assumed liabilities treated as cash and other Designated Noncash Consideration treated as cash) so long as the total Designated Noncash Consideration outstanding at any time does not exceed the greater of $15,000,000 and 3.6% of LQA Revenue for the most recently ended Test Period in the aggregate; provided that Designated Noncash Consideration cannot be utilized for the sale, lease, assignment, transfer, exclusive license or disposition of any material Intellectual Property; (x) leases, assignments and subleases of real or personal property in the(c) ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Group Members and (y) non-exclusive licenses and sublicenses of Intellectual Property otherwise permitted under Section 6.02; transactions in compliance with Section 6.04 (other than Section 6.04(a));(d) Investments in compliance with Section 6.03, Liens in compliance with(e) Section 6.02, Dividends in compliance with Section 6.06 and Restricted Debt Payments in compliance with Section 6.09; sales of any non-core assets (i) acquired in connection with any Permitted(f) Acquisitions or other Investments in compliance with Section 6.03 or (ii) to obtain the approval of an anti-trust authority or required to comply with any order of any other agency, authority or regulatory body or Requirements of Law (including, in each case, in connection with a Permitted Acquisition or other permitted Investment); sales, discounts, disposals or forgiveness of customer delinquent notes or(g) accounts receivable (including, in all events, the disposition of delinquent accounts receivable pursuant to any factoring arrangement) in the ordinary course of business in connection with settlement, collection or compromise thereof; 154 US-DOCS\121951479.16133960081.2 use of cash and disposition of Cash Equivalents in the ordinary course of(h) business; sales, transfers, leases and other dispositions of Real Property to the extent(i) required by any Governmental Authority or otherwise required by any Requirements of law; sales, transfers, leases and other dispositions (i) to the Borrower or to any(j) other Credit Party, (ii) to any Restricted Subsidiary that is not a Credit Party from another Restricted Subsidiary that is not a Credit Party (other than T365, T365Co or any of their respective direct or indirect Subsidiaries), or (iii) to any of the Restricted Subsidiaries that are not Credit Parties (other than T365, T365Co or any of their respective direct or indirect Subsidiaries) from a Credit Party, so long as, such sales, transfers, leases and other dispositions pursuant to this clause (j)(iii) do not exceed $17,500,000 in the aggregate; sales, transfers, leases and other dispositions of accounts receivable in(k) connection with the compromise, settlement or collection thereof in the ordinary course of business; sales, transfers, leases and other dispositions of property to the extent that(l) such property constitutes an Investment permitted by Section 6.03(g) or another asset received as consideration for the disposition of any asset permitted by this Section 6.05; sales or dispositions of immaterial Equity Interests to qualify directors(m) where required by applicable Requirements of Law or to satisfy other similar Requirements of Law with respect to the ownership of Equity Interests; any concurrent purchase and sale, swap or exchange of any asset used or(n) useful in the business of the Borrower and the other Restricted Subsidiaries or in any line of business permitted hereunder, or any combination of any such assets and cash or Cash Equivalents, between the Borrower or a Restricted Subsidiary on one hand and another person on the other; dispositions resulting from any casualty or other insured damage to, or any(o) taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Group Member; (i) the disposition, unwinding or terminating of Hedging Agreements not(p) entered into for speculative purposes or the transactions contemplated thereby, (ii) to the extent constituting a disposition and otherwise permitted by Sections 6.01(q) or (r), the issuance or sale of any Permitted Convertible Indebtedness (and the performance by the Borrower and/or any Restricted Subsidiary thereof of such Person’s obligations thereunder) by the Borrower or any of its Restricted Subsidiaries, and (iii) following the occurrence of a Qualified IPO and solely to the extent in connection with Post-Qualified IPO Unsecured Convertible Indebtedness: (A) the unwinding or terminating of any Permitted Warrant Transaction by the Borrower and (B) the unwinding or terminating of any Permitted Bond Hedge Transaction, and in each case of the foregoing clauses (A) and (B), the performance by the Borrower and/or any Restricted Subsidiary thereof of such Person’s obligations thereunder; 155 US-DOCS\121951479.16133960081.2 other sales or dispositions in an amount not to exceed $8,750,000 in any(q) fiscal year; Sale Leaseback Transactions in an amount not to exceed $8,750,000 in the(r) aggregate; the sale or disposition of Unrestricted Subsidiaries;(s) the surrender or waiver of contractual rights and settlements, releases or(t) waivers of contractual or litigation claims in the ordinary course of business; Permitted Liens;(u) dispositions scheduled on Schedule 6.05;(v) the issuance or sale of Equity Interests in the Borrower to the extent it does(w) not directly or indirectly cause a Change in Control and such issuance or sale is not otherwise prohibited hereunder; and dispositions of Receivables Facility Assets in connection with any(x) Permitted Receivables Financing; provided that the aggregate amount of Receivables Facility Assets and other related assets sold in any such transaction shall not exceed the amount necessary to support the Indebtedness permitted pursuant to Section 6.01(s) (it being understood that upon collection, settlement or write-off of such assets, such amounts shall not be deemed outstanding for purposes of calculating the foregoing limit); provided, however, that the aggregate amount of dispositions at permitted by this clause (x) in any twelve-month period shall not exceed $25,000,000. To the extent the Required Lenders or all the Lenders, as applicable, waive the provisions of this Section 6.05 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 6.05, such Collateral (unless sold to a Credit Party) shall be sold automatically free and clear of the Liens created by the Security Documents, and, at the request of the Borrower, the Agents shall take all actions they reasonably deem appropriate in order to effect the foregoing. Notwithstanding anything herein to the contrary, no Credit Party shall directly or indirectly sell, transfer, assign, grant any exclusive license to, contribute to, or otherwise dispose of, any material Intellectual Property to any Person that is not a Credit Party (including, without limitation, by way of selling, transferring, or otherwise disposing of any Credit Party that owns any such Intellectual Property or has been granted any exclusive license to any such Intellectual Property owned by a Credit Party). Notwithstanding anything herein to the contrary, in no event shall any Group Member contribute, sell, assign, transfer or otherwise dispose of any Receivables Facility Assets and other related assets, including in connection with any factoring transaction, any receivables transaction, any facilities or programs relating to Receivables Facility Assets or other similar transactions, other than pursuant to clause (x) above and any Receivables Facility Assets and 156 US-DOCS\121951479.16133960081.2

other related assets may not be disposed of and such disposal shall not otherwise be permitted pursuant to any other clause in this Section 6.05. Dividends. Authorize, declare or pay, directly or indirectly, anySection 6.06 Dividends with respect to any Group Member, except that the following shall be permitted (subject to the proviso in Section 6.03(o)): Dividends by any Group Member (x) to the Borrower or any Subsidiary(a) Guarantor, (y) to any Subsidiary that is not a Guarantor; provided that any such Dividend under this clause (y) is either (I) paid only in Equity Interests of such Group Member (other than Disqualified Capital Stock) or (II) if paid in cash, is paid to all shareholders on a pro rata basis and (z) if T365 has declared a Dividend, to the Minority Holder with respect to its interest in T365; provided that any such Dividend under this clause (z) shall be permitted only if (II) it is paid to all shareholders on a pro rata basis and (II) other than the Minority Holder, the only shareholders receiving such Dividends are Credit Parties; for any taxable period for which the Borrower or any Subsidiaries of the(b) Borrower are members of a consolidated, combined, unitary, or similar income tax group for federal and/or applicable state or local income tax purposes or are entities treated as disregarded from any such members for U.S. federal income Tax purposes (a “Tax Group”) of which the Borrower (or any direct or indirect parent company of the Borrower) is the common parent, the Borrower and the Borrower’s Subsidiaries may make Dividends, directly or indirectly, to the Borrower (and the Borrower may pay to any direct or indirect parent company of the Borrower) to permit the parent of such Tax Group to pay any consolidated, combined or similar income Taxes of such Tax Group that are due and payable by the parent of such Tax Group for such taxable period to the extent attributable to the Borrower and/or Subsidiaries of the Borrower, provided that Dividends in respect of an Unrestricted Subsidiary shall be permitted only to the extent that Dividends were made by such Unrestricted Subsidiary to such Group Member or any of its Subsidiaries for such purpose; provided further that (x) the amount of Dividends permitted to be made under this Section 6.06(b) for any taxable period shall not exceed the lesser of (A) the amount of such Taxes that would have been due and payable by the Borrower and/or the applicable Subsidiaries of the Borrower had the Borrower and/or such Subsidiaries of the Borrower, as applicable, been a stand-alone corporate taxpayer (or a stand-alone corporate Tax Group) and (B) the actual Tax liability of the Borrower for such taxable period, (y) to the extent that such Taxes are attributable to Subsidiaries of the Borrower that are not Credit Parties, such Taxes must be funded by such Subsidiaries and (z) if the Borrower receives a refund from a Governmental Authority in respect of any amounts paid pursuant to this Section 6.06(b), any subsequent distributions pursuant to this Section 6.06(b) shall be reduced by the amount of such refund; repurchases of Equity Interests deemed to occur upon the exercise of stock(c) options if the Equity Interests represent a portion of the exercise price thereof and satisfaction of any tax obligations related thereto; the fees, payments and expenses made in connection with the Transactions(d) or used to fund amounts owed to equityholders in connection therewith (including Dividends paid to holders of Equity Interests of T365 immediately prior to giving effect to the Closing Date 157 US-DOCS\121951479.16133960081.2

Acquisition, or any assignee thereof, in connection with, or as a result of, their exercise of appraisal rights and the resolution or settlement of any claims or actions (whether actual, contingent or potential) with respect thereto, in each case, with respect to the Transactions), in each case to the extent permitted by Section 6.07 (other than clause (a) thereof); the Permitted Indian Subsidiary Transaction;(e) Dividends made solely in Equity Interests of the Borrower (other than(f) Disqualified Capital Stock); so long as no Event of Default shall have occurred and be continuing or(g) would immediately result therefrom, Dividends to the extent that payment for such Dividends is made solely with cash contributions from the substantially concurrent issuance of Equity Interests (other than Disqualified Capital Stock) of the Borrower, which are Not Otherwise Applied; following the consummation of a Qualified IPO, so long as no Event of(h) Default shall have occurred and be continuing on the date of declaration of any such Dividend or would result therefrom, the Borrower and the other Restricted Subsidiaries may (or may make Dividends to any parent company of the Borrower to enable it to) make Dividends with respect to any Equity Interest in any amount of up to 6% per annum of the net cash proceeds from such Qualified IPO; so long as no Event of Default has occurred and is continuing or would(i) immediately result therefrom, payments to repurchase or redeem Qualified Capital Stock of the Borrower (or any direct or indirect parent company of the Borrower) held by current or former officers, directors, employees or consultants (or their transferees, spouses, exspouses, estates, heirs, family members or beneficiaries under their estates) of any Group Member (including, without limitation, upon their death, disability, retirement, severance or termination of employment or service or to make payments on Indebtedness issued to buy such Qualified Capital Stock including, without limitation, upon their death, disability, retirement, severance or termination of employment or service); provided that the aggregate cash consideration (for the avoidance of doubt excluding cancellation of Indebtedness owed by such person) paid for all such redemptions and payments shall not exceed, in any fiscal year, the sum of (i) the greater of $4,000,000 and 1.0% of LQA Revenue for the most recently ended Test Period, plus (ii) the net cash proceeds of any “key-man” life insurance policies of any Group Member that have not been used to make any repurchases, redemptions or payments under this clause (b); provided, further, that any Dividends or payments permitted to be made (but not made) pursuant to subclause (i) of this clause (b) in a given fiscal year of the Borrower may be carried forward and made in the immediately succeeding fiscal year of the Borrower (and shall be utilized last after all other amounts are utilized); provided, further, that during an Event of Default any payments described in this clause may accrue and shall be permitted to be paid upon such Event of Default no longer existing so long as no other Event of Default is continuing at such time; provided, further, that, at any time after a Qualified IPO, any repurchase or redemption of Qualified Capital Stock of the officers, directors, employees or consultants (or their transferees, spouses, exspouses, estates, heirs, family members or beneficiaries under their estates) of any Group Member as the result of a tender offer made to all holders of such class or series of Qualified Capital Stock shall not be 158 US-DOCS\121951479.16133960081.2 subject to the limitations contained in this clause (i); provided, however, that the foregoing cap in this clause (i) shall not apply with respect to the repurchase of unvested or restricted Qualified Capital Stock of the Borrower (or any direct or indirect parent company of the Borrower) from any officers, directors, employees or consultants of any Group Member upon their death, disability, retirement, severance or termination of employment or service so long as the amount paid to repurchase such unvested or restricted Qualified Capital Stock does not exceed the amount paid to the Borrower (or any direct or indirect parent company of the Borrower) to purchase such unvested or restricted Capital Stock by such officer, director, employee or consultant. following the occurrence of a Qualified IPO and solely to the extent such(j) Dividends are in connection with (including, for the avoidance of doubt, the entry into, payment of any premium with respect to, and the settlement of) Post-Qualified IPO Unsecured Convertible Indebtedness (i) payments of premium in respect of, and otherwise perform its obligations under (including the unwinding of), a Permitted Bond Hedge Transaction permitted or required in accordance with its terms and (ii) the settlement of any related Permitted Warrant Transaction (x) by delivery of shares of the Borrower’s Qualified Capital Stock in the form of common stock upon settlement thereof or (y) by (A) a permitted set-off against the related Permitted Bond Hedge Transaction or (B) payment of an early termination amount thereof in Borrower’s Qualified Capital Stock in the form of common stock upon any early termination thereof; and so long as no Default or Event of Default shall have occurred and be(k) continuing or would immediately result therefrom, additional Dividends may be made to any equity holder of the Borrower in an aggregate amount not to exceed the greater of $10,000,000 and 2.4% of LQA Revenue for the most recently ended Test Period. Transactions with Affiliates. Except as otherwise permittedSection 6.07 hereunder, enter into, directly or indirectly, any transactions, whether or not in the ordinary course of business, with any Affiliate of any Group Member (other than among the Borrower and any Guarantor or any entity that becomes a Subsidiary Guarantor or a Borrower as a result of such transactions), other than on terms and conditions at least as favorable to such Group Member (or, in the case of a transaction between a Credit Party and a Subsidiary that is not a Credit Party, such Credit Party) as would reasonably be obtained by such Group Member at that time in a comparable arm’s-length transaction with a person other than an Affiliate (as reasonably determined by the Borrower), except that the following shall be permitted: transactions among the Borrower and/or any Restricted Subsidiaries that(a) are Guarantors (or transactions solely among Restricted Subsidiaries that are not Guarantors) which are not otherwise prohibited by this Agreement or the Loan Documents; director, officer and employee compensation (including bonuses) and other(b) benefits (including, without limitation, retirement, health, incentive equity and other benefit plans) and expense reimbursement and indemnification arrangements and severance agreements; 159 US-DOCS\121951479.16133960081.2 transactions with customers, clients, suppliers, joint venture partners or(c) purchasers or sellers of goods and services, in each case in the ordinary course of business and otherwise permitted by the Loan Documents; transactions in furtherance of consummating any reorganization or other(d) activity related to tax planning otherwise permitted hereunder to the extent that after giving effect thereto, in the reasonable business judgment of the Borrower (in consultation with the Administrative Agent), there is no material adverse impact on the value of the (A) Collateral (taken as a whole) granted to the Collateral Agent for the benefit of the Lenders or (B) Guarantees in favor of the Lenders; any transaction with an Affiliate where the only consideration paid by any(e) Credit Party is Qualified Capital Stock of the Borrower; agreements relating to Intellectual Property not interfering in any material(f) respect with the ordinary conduct of business of or the value of such Intellectual Property to the Credit Parties or materially impairing the security interest granted under the Security Agreement therein held by the Collateral Agent; any other agreement, arrangement or transaction as in effect on the Closing(g) Date and listed on Schedule 6.07, and any amendment or modification with respect to such agreement, arrangement or transaction, and the performance of obligations thereunder, so long as such amendment or modification is not materially adverse to the interests of the Lenders; the Transactions as contemplated by the Transaction Documents, including(h) the payment of any fees, costs or expenses related to such Transactions; transactions entered into by any Unrestricted Subsidiary with an Affiliate(i) prior to the re-designation of any such Unrestricted Subsidiary as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary”; provided that such transactions were not entered into in contemplation of such re-designation; the existence of, or the performance by the Borrower or any of its(j) Restricted Subsidiaries of its obligations under the terms of, the Closing Date Acquisition Agreement and any stockholders or similar agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any amendment thereto or similar agreements, transactions or arrangements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of obligations under any future amendment or replacement agreement to any such existing agreement or under any similar agreement, transaction or arrangement entered into after the Closing Date shall only be permitted by this clause (l) to the extent that the terms of any such amendment or new agreement, transaction or arrangement are not otherwise materially disadvantageous to the Lenders when taken as a whole as compared to the applicable agreement as in effect on the Closing Date; any customary transactions with a Receivables Entity effected as part of a(k) Permitted Receivables Financing; and 160 US-DOCS\121951479.16133960081.2

the Permitted Indian Subsidiary Transaction.(l) Financial Covenant. Permit Liquidity, as of (a) the last day of eachSection 6.08 month of the Borrower, commencing with the first full month ending after the Closing Date through and including any month ending prior to the consummation of a Qualified IPO, to be less than $25,000,000 and (b) the last day of each fiscal quarter of the Borrower, commencing with the first full fiscal quarter of the Borrower ending after the consummation of a Qualified IPO, to be less than $25,000,000. Prepayments of Certain Indebtedness; Modifications ofSection 6.09 Organizational Documents and Other Documents, etc. Directly or indirectly make any voluntary or optional payment or(a) prepayment of, or repurchase, redemption, conversion, exchange, settlement or acquisition for value of, or any prepayment or redemption as a result of any Asset Sale, change of control or similar event of, any Indebtedness for borrowed money outstanding under documents evidencing any (x) Indebtedness that is secured on a junior lien basis to the Obligations, (y) Indebtedness that is unsecured (including, without limitation, any Convertible Indebtedness) or (z) Subordinated Indebtedness (“Restricted Debt Payment”) except (A) in the case of Permitted Convertible Indebtedness, (1) (i) any payments in connection with a Permitted Bond Hedge Transaction to the extent permitted by Section 6.06(j) and (ii) the settlement of any related Permitted Warrant Transaction to the extent permitted by Section 6.06(j) or (b) payment of an early termination amount thereof in the Borrower’s Qualified Capital Stock in the form of common stock upon any early termination thereof, (2) the issuance of Qualified Capital Stock upon the repurchase, redemption, conversion, exchange, exercise or settlement of any security (including, for the avoidance of doubt, the conversion or exchange of any Permitted Convertible Indebtedness into such Qualified Capital Stock), (3) payments of interest under any Permitted Convertible Indebtedness but only to the extent, in each case, not restricted by the Intercreditor Agreement or subordination agreement with respect thereto, and (4) any payments in connection with repurchase, exchange or inducement of the conversion of Permitted Convertible Indebtedness (a “Refinanced Series of Convertible Debt”) by delivery of shares of Borrower’s Qualified Capital Stock in the form of common stock and/or a different series of Permitted Convertible Indebtedness (which such new series of Permitted Convertible Indebtedness replacing such Refinanced Series of Convertible Debt (such new series, a “Refinancing Convertible Notes”) (x) matures after, and does not require any scheduled amortization or other scheduled payments of principal prior to, the analogous date under the indenture governing the Refinanced Series of Convertible Debt that are so repurchased, exchanged or converted, (y) has terms, conditions and covenants that are no less favorable to Borrower than the Refinanced Series of Convertible Debt that are so repurchased, exchanged or converted (as determined by the Borrower in good faith and in its reasonable discretion) and (z) would otherwise qualify as and be permitted hereunder as the same type of Permitted Convertible Indebtedness as such Refinanced Series of Convertible Debt being so repurchased, exchanged or converted as if such Refinancing Convertible Notes was being issued on such date under Section 6.01(q) or (r)) and/or by payment of cash (in an amount that does not exceed the proceeds received by the Borrower from the substantially concurrent issuance of shares of Borrower’s common stock and/or Refinancing Convertible Notes plus the net cash proceeds, if any, received by the Borrower pursuant to the related exercise or early unwind or termination of the related Permitted 161 US-DOCS\121951479.16133960081.2

Bond Hedge Transactions and Permitted Warrant Transactions, if any, pursuant to the immediately following proviso), in each case, to the extent any such amounts are not otherwise applied; provided that, substantially concurrently with, or a commercially reasonable period of time before or after, the related settlement date for the Refinanced Series of Convertible Debt that are so repurchased, exchanged or converted, the Borrower shall (and, for the avoidance of doubt, shall be permitted hereunder to) exercise or unwind or terminate early (whether in cash, shares or any combination thereof) the portion of the Permitted Bond Hedge Transactions and Permitted Warrant Transactions, if any, corresponding to such Refinanced Series of Convertible Debt that are so repurchased, exchanged or converted, (B) in connection with any Permitted Refinancing thereof but only to the extent, in each case, not restricted by the Intercreditor Agreement or subordination agreement with respect thereto, (C) prepaying, redeeming, purchasing, defeasing or otherwise satisfying prior to the scheduled maturity thereof (or setting apart any property for such purpose) (1) in the case of any Group Member that is not a Credit Party, any Indebtedness owing by such Group Member to any other Group Member, (2) otherwise, any Indebtedness owing to any Credit Party and (3) so long as no Event of Default is continuing or would immediately result therefrom, any mandatory prepayments of Indebtedness incurred under clauses (b) and (e) of Section 6.01 and any Permitted Refinancing thereof, (D) making regularly scheduled payments of interest in respect of such Indebtedness (other than Indebtedness owing to any Affiliate of the Borrower other than a Credit Party or (if owed by a Restricted Subsidiary that is not a Credit Party) any Restricted Subsidiary) and payments of fees, expenses and indemnification obligations thereunder but only to the extent, in each case, not restricted by the Intercreditor Agreement or subordination agreement with respect thereto, (E) so long as no Event of Default shall have occurred and be continuing or would immediately result therefrom, to the extent that such payment is made solely with cash contributions from the issuance of Equity Interests (other than Disqualified Capital Stock) of the Borrower, which are and Not Otherwise Applied and are received substantially concurrently with such Restricted Debt Payment, (F) converting (or exchanging) any Indebtedness to (or for) Qualified Capital Stock of the Borrower, (G) any AHYDO catch-up payments with respect thereto, (H) so long as no Event of Default has occurred and is then continuing, making prepayments, redemptions, purchases, defeasance or other satisfaction of Indebtedness in an aggregate amount not to exceed the greater of $15,000,000 and 3.6% of LQA Revenue for the most recently ended Test Period, (I) [reserved], (J) any payments of intercompany obligations permitted under an intercompany subordination agreement or the other subordination terms approved by the Administrative Agent pursuant to Section 6.01(l) hereunder, and (K) in connection with the refinancing or exchange of any Indebtedness acquired in connection with a Permitted Acquisition or similar Investment to the extent such Indebtedness was not incurred in contemplation of such Permitted Acquisition or similar Investment to the extent such refinancing is permitted hereunder; at no time shall the direct ownership by the Credit Parties of the Equity(b) Interests of T365 constitute less than 90.1% of the total outstanding Equity Interests thereof (on a fully diluted basis); (i) terminate, amend, modify or change any of its Organizational(c) Documents (including, without limitation, the Organizational Documents of T365 and the contractual agreements relating to the ownership, voting and economic rights of the Minority Holder with respect to its equity interest in T365) other than any such amendments, modifications or changes or such new agreements which are not materially adverse to the 162 US-DOCS\121951479.16133960081.2 interests of the Lenders; provided that any adverse change to the rights of the Administrative Agent and/or the Lenders in the T365 Equity Interests shall be deemed material; provided, further that any customary modifications of the Organizational Documents made in connection with a Qualified IPO will be deemed neither material nor adverse to the interest of the Lenders or (ii) otherwise cause the Organizational Documents of T365 and any other contractual agreements relating to the ownership, voting and economic rights of the Minority Holder with respect to T365 to permit (and not require any consent with respect to) the unrestricted pledge of the Equity Interests in T365 held by any Credit Party (the “T365 Equity Interests”), including (x) permitting and granting all ownership and equity appurtenant thereto or required for the Collateral Agent to have a full pledge of such T365 Equity Interests and (y) not prohibiting or restricting the transfer of ownership or rights or enforcement of the pledge rights by the Collateral Agent, in each case, including by enforcement of proxy rights, sale, disposal or otherwise, of the T365 Equity Interests or otherwise prohibiting or restricting the Collateral Agent or the Lenders owning, controlling, allocating, directing or otherwise exercising rights under the T365 Equity Interests. Notwithstanding anything else contained herein to the contrary, the Administrative Agent, Collateral Agent and each Lender party hereto hereby acknowledge and agree that (x) the T365 Equity Interests and (y) the Equity Interests in T365Co held by any Credit Party (the “T365Co Equity Interests”) are in each case subject to the transfer restrictions set forth in the Amended and Restated Bylaws of T365 or the share legend of T365Co, as applicable, and any transfer, sale or other conveyance of either the T365 Equity Interests or the T365Co Equity Interests is in each case subject in all respects to the prior written consent of the California Department of Insurance; amend, modify or change any term or condition of documents evidencing(d) Indebtedness that is secured on a junior lien basis to the Obligations, Indebtedness that is unsecured or Subordinated Indebtedness (including, without limitation, any Convertible Indebtedness), (i) except with respect to any Permitted Convertible Indebtedness, other than in connection with a Permitted Refinancing, if the outstanding principal amount of such Indebtedness exceeds $17,500,000 in the aggregate, in any manner material and adverse to the interests of the Lenders, (ii) in the case of Permitted Convertible Indebtedness, other than (1) in connection with a permitted exchange of a Refinanced Series of Convertible Debt with Refinancing Convertible Notes to the extent permitted under Section 6.09(a)(A)(4) or (2) to the extent such Permitted Convertible Indebtedness would otherwise qualify as and be permitted hereunder as the same type of Permitted Convertible Indebtedness being so amended, modified or changed as if such Permitted Convertible Indebtedness was being issued on such date of the amendment, modification and/or change under Section 6.01(q) or (r), or (iii) in contravention of any Intercreditor Agreement or subordination provisions with respect to such Indebtedness, in each case without the consent of the Required Lenders (not to be unreasonably withheld or delayed); and terminate, amend, modify or change the Closing Date Acquisition(e) Agreement (or many material documents related thereto) other than any such amendments, modifications or changes or such new agreements which are not materially adverse to the interests of the Lenders. No Further Negative Pledge; Subsidiary Distributions. Enter intoSection 6.10 any agreement, instrument, deed or lease which (a) prohibits or limits the ability of any Credit 163 US-DOCS\121951479.16133960081.2

Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation or (b) prohibits, restricts or imposes any condition upon the ability of any Restricted Subsidiary that is not a Credit Party from paying dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to any Restricted Subsidiary or to Guarantee Indebtedness of any Restricted Subsidiary, in each case, except the following: (i) this Agreement and the other Loan Documents, and any documents governing any Incremental Facility or, in each case, any Credit Agreement Refinancing Indebtedness in respect thereof; (ii) covenants in documents creating Liens permitted by Section 6.02 prohibiting further Liens on the properties encumbered thereby; (iii) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the Secured Obligations and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Credit Party to secure the Secured Obligations; (iv) customary covenants and restrictions in any indenture, agreement, document, instrument or other arrangement relating to non-material assets or business of any Subsidiary existing prior to the consummation of a Permitted Acquisition in which such Subsidiary was acquired (and not created in contemplation of such Permitted Acquisition); (v) customary restrictions on cash or other deposits; (vi) net worth provisions in leases and other agreements entered into by a Group Member in the ordinary course of business and/or in the customary documents entered into in connection with any Permitted Receivables Facility; (vii) contractual encumbrances or restrictions existing on the Closing Date; and (viii) any prohibition or limitation that (I) exists pursuant to applicable Requirements of Law, (II) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 6.05, stock sale agreement, joint venture agreement, sale/leaseback agreement, purchase agreements, or acquisition agreements (including by way of merger, acquisition or consolidation) entered into by a Credit Party or any Subsidiary solely to the extent pending the consummation of such transaction, which covenant or restriction is limited to the assets that are the subject of such agreements, (III) restricts subletting or assignment of leasehold interests contained in any Lease governing a leasehold interest of a Credit Party or a Subsidiary, or (IV) is imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in immediately preceding clauses (i) through (viii) of this Section 6.10; provided that such amendments and refinancings are no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing. Nature of Business. The Borrower and its Restricted SubsidiariesSection 6.11 will not engage in any material line of business other than those material lines of business substantially similar to the lines of business conducted by the Borrower and its Restricted Subsidiaries on the Closing Date or any business reasonably related, similar, corollary, complementary, incidental or ancillary thereto. Fiscal Year. Change its fiscal year end date to a date other thanSection 6.12 December 31, other than with the previous written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed). 164 US-DOCS\121951479.16133960081.2

ARTICLE VII GUARANTEE The Guarantee. Each Guarantor and the Borrower hereby jointlySection 7.01 and severally guarantees, as a primary obligor and not as a surety, to each Secured Party and its successors and permitted assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, or acceleration or otherwise) of the principal of and interest on (including any interest, fees, costs or charges that would accrue but for the provisions of Title 11 of the United States Code after any bankruptcy or insolvency petition under Title 11 of the United States Code) the Loans made by the Lenders to, and the Notes held by each Lender of, the Borrower, and all other Secured Obligations from time to time owing to the Secured Parties by any Credit Party under any Loan Document strictly in accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligations”). Each Guarantor and the Borrower hereby jointly and severally agree that if, in the case of such Guarantor, the Borrower or any other Guarantor, and in the case of the Borrower, any Guarantor, shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Borrower and the Guarantors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Obligations Unconditional. The obligations of the Guarantors and,Section 7.02 as applicable, the Borrower under Section 7.01 shall constitute a guaranty of payment and performance (and not collection) of Guaranteed Obligations and, to the fullest extent permitted by applicable Requirements of Law, are absolute, irrevocable and unconditional, and joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Obligations under this Agreement, the Notes, if any, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (except for Payment in Full of the Guaranteed Obligations). Without limiting the generality of the foregoing and subject to applicable law, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Credit Parties hereunder, which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: at any time or from time to time, without notice to the Credit Parties, the(a) time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived; any of the acts mentioned in any of the provisions of this Agreement or the(b) Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted (except for Payment in Full of the Guaranteed Obligations); the maturity of any of the Guaranteed Obligations shall be accelerated, or(c) any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan 165 US-DOCS\121951479.16133960081.2

Documents or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; any Lien or security interest granted to, or in favor of, any Lender, the(d) Issuing Bank, the Agent or other Secured Party as security for any of the Guaranteed Obligations shall fail to be valid and perfected; any exercise of remedies with respect to any security for the Guaranteed(e) Obligations (including, without limitation, any collateral, including the Collateral securing or purporting to secure any of the Guaranteed Obligations) at such time and in such order and in such manner as the Administrative Agent and the Secured Parties may decide and whether or not every aspect thereof is commercially reasonable and whether or not such action constitutes an election of remedies and even if such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy that any Credit Party would otherwise have and without limiting the generality of the foregoing but other than with respect to any rights expressly set forth herein or in any other Loan Document, each Credit Party hereby expressly waives any and all benefits which might otherwise be available to such Credit Party in its capacity as a guarantor under applicable law; or the release of any other Guarantor pursuant to Section 7.09 or 9.10.(f) The Credit Parties hereby expressly waive, to the extent permitted by law, diligence, presentment, demand of payment, protest and all notices whatsoever (other than any notices expressly required hereby or by any other Loan Document), and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower or any other Credit Party under this Agreement or the Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Credit Parties waive, to the extent permitted by law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and/or the Guarantors on the one hand and the Secured Parties on the other hand shall likewise be presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment and performance of the Guaranteed Obligations without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Credit Parties hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other person at any time of any right or remedy against the Borrower or any other Credit Party or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Credit Parties and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and permitted assigns, 166 US-DOCS\121951479.16133960081.2 notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. Without limitation of the foregoing, each Credit Party waives all rights and defenses arising out of any applicable Laws and applicable case law to the effect that a guarantor may be discharged if the beneficiary of the guaranty alters the original obligation of the principal, fails to inform the guarantor of material information pertinent to the principal or any collateral, elects remedies that may impair the subrogation rights of the guarantor against the principal or that may impair the value of any collateral, fails to accord the guarantor the protections afforded a debtor under Article 9 of applicable Uniform Commercial Code or otherwise takes or fails to take any action that prejudices such Credit Party. Each Credit Party waives any rights it may have to require the Administrative Agent or any other Secured Party first to take any specific or particular action under the Loan Documents (or with respect to the Collateral). If the Administrative Agent or any other Secured Party decides to proceed first to exercise any other remedy or right, or to proceed against another person or any collateral, the Administrative Agent or such Secured Party shall retain all of its rights under the Loan Documents. Each Credit Party that is a Guarantor waives any right it has to terminate or revoke the continuing nature of the Guaranty (and its application to any Obligations covered by such Guaranty arising after any attempt to terminate the Guaranty). Reinstatement. The obligations of the Credit Parties under thisSection 7.03 Article VII shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Credit Party in respect of the Guaranteed Obligations is rescinded, must be otherwise restored by any holder of any of the Guaranteed Obligations or is returned on the reasonable advice of counsel, in each case, as a result of any proceedings in bankruptcy or reorganization or pursuant to a Debtor Relief Law. Subrogation; Subordination. Each Credit Party hereby agrees that,Section 7.04 until the Obligations have been Paid in Full and the Commitments have been terminated or expired, it shall subordinate and not exercise any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 7.01, whether by subrogation, contribution or otherwise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations (provided however, that such rights and remedies shall remain waived and released at any time that any Agent (or any of the Secured Parties (with or through their designees)) has acquired all or any portion of the Collateral by credit bid, strict foreclosure or through any other exercise of remedies available pursuant to the Loan Documents). Any Indebtedness of any Credit Party permitted pursuant to Section 6.01(l) shall be subordinated to such Credit Party’s Guaranteed Obligations pursuant to customary intercreditor arrangements satisfactory to the Administrative Agent; provided that upon the Payment in Full of the Guaranteed Obligations and the expiration or termination of the Commitments of the Lenders under this Agreement, without any further action by any person, the Guarantors shall be automatically subrogated to the rights of the Administrative Agent and the Lenders, and may exercise their rights of contribution pursuant to Section 7.10, in each case to the extent of any payment hereunder. Remedies. Subject to the terms of any applicable IntercreditorSection 7.05 Agreement, the Guarantors jointly and severally agree that, as between the Guarantors and the 167 US-DOCS\121951479.16133960081.2

Lenders, the obligations of the Borrower under this Agreement and the Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.01 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.01) for purposes of Section 7.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 7.01. Instrument for the Payment of Money. Each Guarantor and theSection 7.06 Borrower hereby acknowledges that the guarantee in this Article VII constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor or the Borrower in the payment of any moneys due hereunder, shall have the right to bring a motion or action under New York CPLR Section 3213. Continuing Guarantee. The guarantee in this Article VII is aSection 7.07 continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. General Limitation on Guarantee Obligations. In any action orSection 7.08 proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor or the Borrower under Section 7.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 7.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor or the Borrower, any Credit Party or any other person, be automatically limited and reduced to the highest amount (after giving effect to the right of contribution established in Section 7.10) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Release of Guarantors. Subject to the proviso of Section 9.10(a),Section 7.09 if, in compliance with the terms and provisions of the Loan Documents, all or substantially all of the Equity Interests of any Subsidiary Guarantor are sold or otherwise transferred (including without limitation by way of merger, consolidation or amalgamation) (a “Transferred Guarantor”) to a person or persons, none of which is the Borrower or a Guarantor, such Transferred Guarantor shall, effective immediately upon the consummation of such sale or transfer, be automatically released from its obligations under this Agreement (including under Section 10.03 hereof) and its obligations to pledge and grant any Collateral owned by it pursuant to any Security Document and the pledge of such Equity Interests to the Collateral Agent pursuant to the Security Agreements shall be automatically released, and, the Collateral Agent shall (at the expense and request of the Borrower) take such actions as are necessary to effect each release described in this Section 7.09 in accordance with the relevant provisions of the Security Documents; provided that in each case of this Section 7.09, upon the Collateral Agent’s reasonable request, the Borrower shall have delivered to the Administrative Agent and Collateral Agent a certificate of a Responsible Officer of the Borrower certifying that any such transaction 168 US-DOCS\121951479.16133960081.2 has been consummated in compliance with the Credit Agreement and the other Loan Documents and that such release is permitted hereby. Right of Contribution. Each Guarantor hereby agrees that to theSection 7.10 extent that such Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment, in an amount not to exceed the highest amount that would be valid and enforceable and not subordinated to the claims of other creditors as determined in any action or proceeding involving any state corporate, limited partnership or limited liability law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally. Each such Guarantor’s right of contribution shall be subject to the terms and conditions of Section 7.04. The provisions of this Section 7.10 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders, and each Guarantor shall remain liable to the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders for the full amount guaranteed by such Guarantor hereunder. ARTICLE VIII EVENTS OF DEFAULT Events of Default. For so long as this Agreement remainsSection 8.01 outstanding, upon the occurrence and during the continuance of the following events (“Events of Default”): default shall be made in the payment of any principal of any Loan or any(a) Reimbursement Obligations when and as the same shall become due and payable, whether at the due date thereof (including the Term Loan Maturity Date or Revolving Maturity Date) or at a date fixed for mandatory prepayment thereof or by acceleration thereof or otherwise; default shall be made in the payment of any (x) interest on any Loan or (y)(b) any Fee or any other amount (other than an amount referred to in clause (a) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for, in the case of clause (x), a period of three (3) business days or, in the case of clause (y), a period of five (5) Business Days; any representation or warranty made or deemed made by or on behalf of(c) any Group Member in any Loan Document, Borrowing Request, LC Request or any representation, warranty, statement or information contained in any certificate furnished by or on behalf of any Group Member pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made or deemed made, and such false or misleading representation, warranty, statement or information, to the extent capable of being cured, shall continue to be false, misleading or otherwise unremedied, or shall not be waived, for a period of thirty (30) days (provided that such 30-day grace period shall not apply to the Specified Representations); 169 US-DOCS\121951479.16133960081.2

default shall be made in the due observance or performance by any Group(d) Member of any covenant, condition or agreement contained in Section 5.02(a) or Section 5.03(a) (only with respect to legal existence in the Borrower’s state of organization), Section 5.08, Section 5.10, Section 5.12, Section 5.15 or in Article VI; default shall be made in the due observance or performance by any Group(e) Member of any covenant, condition or agreement contained in any Loan Document other than those specified in clauses (a), (b) or (d) immediately above or those specified in clause (m) below and such default shall continue unremedied or shall not be waived for a period of thirty (30) days after receipt of written notice thereof from the Administrative Agent to the Borrower; any Credit Party shall fail to (i) pay any principal or interest, due in respect(f) of any other Indebtedness (other than the Obligations, any letters of credit set forth on Schedule 6.01(b) and intercompany Indebtedness), when and as the same shall become due and payable beyond any applicable grace period, or (ii) observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness, if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee or other representative on its or their behalf to cause (with or without the giving of notice but taking into account any applicable grace periods or waivers), such Indebtedness to become due prior to its stated maturity or become subject to a mandatory offer to purchase by the obligor; provided that this clause (ii) shall not apply to (x) secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is permitted under this Agreement and such Indebtedness is repaid in accordance with its terms), (y) Indebtedness that is convertible into Equity Interests and converted into Equity Interests in accordance with its terms and such conversion is permitted hereunder or (z) any event which triggers any conversion rights of holders of Permitted Convertible Indebtedness that is not the result of a breach or default by a Group Member of the terms of an agreement governing such Permitted Convertible Indebtedness; provided, further, that no Event of Default shall occur pursuant to this clause (f) unless the aggregate outstanding principal amount of any such Indebtedness referred to in clauses (i) and (ii) exceeds $17,500,000 (provided that, such failure is unremedied and is not waived by the holders of such Indebtedness); an involuntary proceeding shall be commenced or an involuntary petition(g) shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Group Member (other than any Immaterial Subsidiary), or of all or substantially all of the property of any Group Member (other than any Immaterial Subsidiary), under Title 11 of the U.S. Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Group Member (other than any Immaterial Subsidiary) or for all or substantially of the property of any Group Member (other than any Immaterial Subsidiary); or (iii) the winding-up or liquidation of any Group Member (other than any Immaterial Subsidiary); and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; 170 US-DOCS\121951479.16133960081.2 any Group Member (other than any Immaterial Subsidiary) shall (i)(h) voluntarily commence any proceeding, or file any petition, seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law; (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Group Member (other than any Immaterial Subsidiary) or for a substantial part of the property of any Group Member (other than any Immaterial Subsidiary); (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable, admit in writing its inability, or fail generally to, pay its debts as they become due; or (vii) take any corporate (or equivalent) action for the purpose of effecting any of the foregoing; there is entered against any Credit Party or any Restricted Subsidiary(i) (other than any Immaterial Subsidiary) final, non-appealable judgments or orders for the payment of money in an aggregate amount in excess of $17,500,000 (to the extent not covered by independent third-party insurance or a third-party indemnification agreement) and such judgments or orders shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days or any action shall be legally taken by a judgment creditor to levy upon properties of any Credit Party or any Restricted Subsidiary (other than any Immaterial Subsidiary) to enforce any such judgment (other than the filing of a judgment Lien); any material provision of any Loan Document, at any time after its(j) execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 6.04 or Section 6.05) or solely as a result of acts or omissions by the Administrative Agent or any Lender, or the Payment in Full of all of the Obligations and termination of the Commitments, ceases to be in full force and effect or ceases (in the case of any Security Document) to create a valid and perfected first priority lien (subject to Permitted Liens) on the Collateral covered thereby; or any Credit Party contests in writing the validity or enforceability of any material provision of any Loan Document; or any Credit Party denies in writing that it has any or further liability or obligation under any material provision of any Loan Document (other than as a result of Payment in Full of the Obligations and termination of the Commitments), or purports in writing to revoke or rescind any material provision of any Loan Document; there shall have occurred an ERISA Event that, when taken either alone or(k) together with all other ERISA Events, would reasonably be expected to have a Material Adverse Effect; there shall have occurred a Change in Control; or(l) default shall be made in the due observance or performance by any Group(m) Member of any covenant, condition or agreement contained in Section 5.01 and such default shall continue unremedied or shall not be waived for a period of ten (10) days after the applicable deadline for delivery set forth in Section 5.01. 171 US-DOCS\121951479.16133960081.2 then, and in every such event (other than an event with respect to a Credit Party described in clause (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, with the prior consent of the Required Lenders, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments (if any) and (ii) declare the Loans and the Reimbursement Obligations then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans and Reimbursement Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other Obligations accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event, with respect to the events described in clause (g) or (h) above with respect to a Credit Party, the Commitments shall automatically terminate and the principal of the Loans and Reimbursement Obligations then outstanding, together with accrued interest thereon and any unpaid accrued fees and all other Obligations accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding. Notwithstanding anything to the contrary contained herein or in any other Loan Document, any Default or Event of Default under this Agreement or similarly defined term under any other Loan Document, shall be deemed not to “exist” or be “continuing” (or other similar expression with respect thereto) if the events, acts or conditions that gave rise to such Event of Default have been remedied or cured (including by payment, notice, taking of any action or omitting to take any action) or have ceased to exist or if such Event of Default has been waived. Application of Proceeds. Subject to the terms of any applicableSection 8.02 Intercreditor Agreement, if applicable, the proceeds received by the Administrative Agent or the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral or the Guarantees pursuant to the exercise by the Administrative Agent or the Collateral Agent, as the case may be, in accordance with the terms of the Loan Documents, of its remedies shall be applied, in full or in part, together with any other sums then held by the Collateral Agent pursuant to this Agreement, promptly by the Administrative Agent or the Collateral Agent, as the case may be, as follows: first, to the payment of all reasonable and documented costs and expenses,(a) fees, commissions and taxes of such sale, collection or other realization including compensation to the Administrative Agent, the Collateral Agent and their respective agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent or the Collateral Agent in connection therewith and all amounts for which the Administrative Agent or the Collateral Agent is entitled to indemnification pursuant to the provisions of any Loan Document, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing and unpaid until paid in full; 172 US-DOCS\121951479.16133960081.2 second, to the payment of all other reasonable and documented costs and(b) expenses of such sale, collection or other realization (including compensation to the other Secured Parties and their agents and counsel and all costs, liabilities and advances made or incurred by the other Secured Parties in connection therewith), together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full; third, without duplication of amounts applied pursuant to clauses (a) and(c) (b) above, to the payment in full in cash, pro rata, of interest and other amounts constituting Obligations (other than principal, any premium thereon, Reimbursement Obligations and obligations to cash-collateralize Letters of Credit), in each case equally and ratably in accordance with the respective amounts thereof then due and owing; fourth, to the payment in full in cash, pro rata, of the principal amount of(d) the Obligations and any premium thereon (including Reimbursement Obligations and obligations to cash-collateralize Letters of Credit); and fifth, the balance, if any, to the person lawfully entitled thereto (including(e) the applicable Credit Party or its successors or assigns) or as a court of competent jurisdiction may direct. In the event that any such proceeds are insufficient to pay in full the items described in the preceding sentences of this Section 8.02, the Credit Parties shall remain liable, jointly and severally, for any deficiency. ARTICLE IX THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT Appointment and Authority.Section 9.01 Appointment of Administrative Agent. Each Lender and each Issuing(a) Bank hereby appoints Owl Rock (together with any successor Administrative Agent pursuant to Section 9.09) as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to (i) execute and deliver the Loan Documents and accept delivery thereof on its behalf from any Credit Party, (ii) take such action on its behalf and to exercise all rights, powers and remedies and perform the duties as are expressly delegated to the Administrative Agent under such Loan Documents and (iii) exercise such powers as are reasonably incidental thereto. Duties as Collateral and Disbursing Agent. Without limiting the(b) generality of clause (a) above, the Administrative Agent shall have the sole and exclusive right and authority (to the exclusion of the Lenders and Issuing Banks), and is hereby authorized, to (i) act as the disbursing and collecting agent for the Lenders and the Issuing Banks with respect to all payments and collections arising in connection with the Loan Documents (including in any bankruptcy, insolvency or similar proceeding), and each Person making any payment in connection with any Loan Document to any Secured Party is hereby authorized to make such payment to the Administrative Agent, (ii) file and prove claims and file other documents 173 US-DOCS\121951479.16133960081.2 necessary or desirable to allow the claims of the Secured Parties with respect to any Obligation in any proceeding described in Section 8.01(g) or (h) or any other bankruptcy, insolvency or similar proceeding (but not to vote, consent or otherwise act on behalf of such Secured Party), (iii) act as collateral agent for each Secured Party for purposes of the perfection of all Liens created by such agreements and all other purposes stated therein, (iv) manage, supervise and otherwise deal with the Collateral, (v) take such other action as is necessary or desirable to maintain the perfection and priority of the Liens created or purported to be created by the Loan Documents, (vi) except as may be otherwise specified in any Loan Document, exercise all remedies given to the Administrative Agent and the other Secured Parties with respect to the Collateral, whether under the Loan Documents, applicable Requirements of Law or otherwise and (vii) execute any amendment, consent or waiver under the Loan Documents on behalf of any Lender that has consented in writing to such amendment, consent or waiver; provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and Issuing Bank to act as collateral sub-agent for the Administrative Agent, the Lenders and the Issuing Banks for purposes of the perfection of all Liens with respect to the Collateral, including any deposit account maintained by a Credit Party with, and cash and Cash Equivalents held by, such Lender or Issuing Bank, and may further authorize and direct the Lenders and the Issuing Banks to take further actions as collateral sub-agents for purposes of enforcing such Liens or otherwise to transfer the Collateral subject thereto to the Administrative Agent, and each Lender and Issuing Bank hereby agrees to take such further actions to the extent, and only to the extent, so authorized and directed. Limited Duties. Under the Loan Documents, the Administrative Agent (i)(c) is acting solely on behalf of the Lenders and the Issuing Banks (except to the limited extent provided in Section 10.04(b) with respect to the Register and in Section 9.11 with respect to the other Secured Parties), with duties that are entirely administrative in nature, notwithstanding the use of the defined terms “Administrative Agent” and “Collateral Agent”, the terms “agent”, “administrative agent” and “collateral agent” and similar terms in any Loan Document to refer to the Administrative Agent, which terms are used for title purposes only, (ii) is not assuming any obligation under any Loan Document other than as expressly set forth therein or any role as agent, fiduciary or trustee of or for any Lender, Issuing Bank or any other Secured Party and (iii) shall have no implied functions, responsibilities, duties, obligations or other liabilities under any Loan Document, and each Lender and Issuing Bank hereby waives and agrees not to assert any claim against the Administrative Agent based on the roles, duties and legal relationships expressly disclaimed in clauses (i) through (iii) above. Binding Effect. Each Lender and each Issuing Bank agrees that (i)Section 9.02 any action taken by the Administrative Agent or the Required Lenders (or, if expressly required hereby, such greater or other proportion of the Lenders) in accordance with the provisions of the Loan Documents, (ii) any action taken by the Administrative Agent in reliance upon the instructions of Required Lenders (or, where so required, such greater proportion) and (iii) the exercise by the Administrative Agent or the Required Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Secured Parties. 174 US-DOCS\121951479.16133960081.2

Use of Discretion.Section 9.03 No Action without Instructions. The Administrative Agent shall not be(a) required to exercise any discretion or take, or to omit to take, any action, including with respect to enforcement or collection, except any action it is required to take or omit to take (i) under any Loan Document or (ii) pursuant to instructions from the Required Lenders (or, where expressly required by the terms of this Agreement, the Required Revolving Lenders or such greater or other proportion of the Lenders). Right Not to Follow Certain Instructions. Notwithstanding clause (a)(b) above, the Administrative Agent shall not be required to take, or to omit to take, any action (i) unless, upon demand, the Administrative Agent receives an indemnification satisfactory to it from the Lenders (or, to the extent applicable and acceptable to the Administrative Agent, any other Secured Party) against all liabilities that, by reason of such action or omission, may be imposed on, incurred by or asserted against the Administrative Agent or any Related Party thereof or (ii) that is, in the opinion of the Administrative Agent or its counsel, contrary to any Loan Document or applicable Requirements of Law. Delegation of Rights and Duties. The Administrative Agent may,Section 9.04 upon any term or condition it specifies, delegate or exercise any of its rights, powers and remedies under, and delegate or perform any of its duties or any other action with respect to, any Loan Document by or through any trustee, co-agent, employee, attorney-in-fact and any other Person (including any Secured Party). Any such Person shall benefit from this Article IX to the extent provided by the Administrative Agent. Reliance and Liability.Section 9.05 The Administrative Agent may, without incurring any liability hereunder,(a) (i) treat the payee of any Note as its holder until such Note has been assigned in accordance with Section 10.04(b), (ii) rely on the Register to the extent set forth in Section 10.04(c), (iii) consult with any of its Related Parties and, whether or not selected by it, any other advisors, accountants and other experts (including advisors to, and accountants and experts engaged by, any Credit Party) and (iv) rely and act upon any document and information (including those transmitted by electronic or other information transmission systems) and any telephone message or conversation, in each case believed by it to be genuine and transmitted, signed or otherwise authenticated by the appropriate parties; and None of the Administrative Agent and its Related Parties shall be liable(b) for any action taken or omitted to be taken by any of them under or in connection with any Loan Document, and each Lender, each Issuing Bank and the Credit Parties hereby waive and shall not assert any right, claim or cause of action based thereon, except to the extent of liabilities resulting primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such Related Party (each as determined in a final, non-appealable judgment by a court of competent jurisdiction) in connection with the duties expressly set forth herein. Without limiting the foregoing, the Administrative Agent: 175 US-DOCS\121951479.16133960081.2

shall not be responsible or otherwise incur liability for any action(i) or omission taken in reliance upon the instructions of the Required Lenders or for the actions or omissions of any of its Related Parties selected with reasonable care (other than employees, officers and directors of the Administrative Agent, when acting on behalf of the Administrative Agent); shall not be responsible to any Secured Party for the due execution,(ii) legality, validity, enforceability, effectiveness, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, any Loan Document; makes no warranty or representation, and shall not be responsible,(iii) to any Secured Party for any statement, document, information, representation or warranty made or furnished by or on behalf of any Related Party or any Credit Party in connection with any Loan Document or any transaction contemplated therein or any other document or information with respect to any Credit Party, whether or not transmitted or (except for documents expressly required under any Loan Document to be transmitted to the Lenders) omitted to be transmitted by the Administrative Agent, including as to completeness, accuracy, scope or adequacy thereof, or for the scope, nature or results of any due diligence performed by the Administrative Agent in connection with the Loan Documents; and shall not have any duty to ascertain or to inquire as to the(iv) performance or observance of any provision of any Loan Document, whether any condition set forth in any Loan Document is satisfied or waived, as to the financial condition of any Credit Party or as to the existence or continuation or possible occurrence or continuation of any Default or Event of Default and shall not be deemed to have notice or knowledge of such occurrence or continuation unless it has received a notice from the Borrower, any Lender or Issuing Bank describing such Default or Event of Default clearly labeled “notice of default” (in which case the Administrative Agent shall promptly give notice of such receipt to all Lenders); and, for each of the items set forth in clauses (i) through (iv) above, each Lender, Issuing Bank and the Borrower hereby waives and agrees not to assert (and the Borrower shall cause each other Credit Party to waive and agree not to assert) any right, claim or cause of action it might have against the Administrative Agent based thereon. Administrative Agent Individually. The Administrative Agent andSection 9.06 its Affiliates may make loans and other extensions of credit to acquire Equity Interests in, and/or engage in any kind of business with, any Credit Party or any Affiliate thereof as though it were not acting as Administrative Agent and may receive separate fees and other payments therefor. To the extent the Administrative Agent or any of its Affiliates makes any Loan or otherwise becomes a Lender hereunder, it shall have and may exercise the same rights and powers hereunder and shall be subject to the same obligations and liabilities as any other Lender and the terms “Lender”, “Revolving Lender”, “Term Loan Lender”, “Required Lender” and “Required Revolving Lender” and any similar terms shall, except where otherwise expressly provided in any Loan Document, include, without limitation, the Administrative Agent or such Affiliate, as the 176 US-DOCS\121951479.16133960081.2 case may be, in its individual capacity as Lender, Revolving Lender, Term Loan Lender or as one of the Required Lenders or Required Revolving Lenders respectively. Lender Credit Decision. Each Lender and each Issuing BankSection 9.07 acknowledges that it shall, independently and without reliance upon the Administrative Agent, any Lender or Issuing Bank or any of their Related Parties or upon any document (including the Information) solely or in part because such document was transmitted by the Administrative Agent or any of its Related Parties, conduct its own independent investigation of the financial condition and affairs of each Credit Party and make and continue to make its own credit decisions in connection with entering into, and taking or not taking any action under, any Loan Document or with respect to any transaction contemplated in any Loan Document, in each case based on such documents and information as it shall deem appropriate. Except for documents expressly required by any Loan Document to be transmitted by the Administrative Agent to the Lenders or Issuing Banks, the Administrative Agent shall not have any duty or responsibility to provide any Lender or Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Credit Party or any Affiliate of any Credit Party that may come in to the possession of the Administrative Agent or any of its Related Parties. Expenses, Indemnification.Section 9.08 Each Lender agrees to reimburse the Administrative Agent and each of its(a) Related Parties (to the extent not reimbursed by any Credit Party) promptly upon demand for such Lender’s pro rata share with respect to the Commitments of any costs and expenses (including fees, charges and disbursements of financial, legal and other advisors and Other Taxes paid in the name of, or on behalf of, any Credit Party) that may be incurred by the Administrative Agent or any of its Related Parties in connection with the preparation, execution, delivery, administration, modification, consent, waiver or enforcement of, or the taking of any other action (whether through negotiations, through any work-out, bankruptcy, restructuring or other legal or other proceeding (including without limitation, preparation for and/or response to any subpoena or request for document production relating thereto) or otherwise) in respect of, or legal advice with respect to its rights or responsibilities under, any Loan Document. Each Lender further agrees to indemnify the Administrative Agent and(b) each of its Related Parties (to the extent not reimbursed by any Credit Party), from and against such Lender’s aggregate pro rata share with respect to the liabilities (including to the extent not indemnified pursuant to Section 9.08(c), Taxes, interests and penalties imposed for not properly withholding or backup withholding on payments made to on or for the account of any Lender) that may be imposed on, incurred by or asserted against the Administrative Agent or any of its Related Parties in any matter relating to or arising out of, in connection with or as a result of any Loan Document, any other Transaction Document or any other act, event or transaction related, contemplated in or attendant to any such document, or, in each case, any action taken or omitted to be taken by the Administrative Agent or any of its Related Parties under or with respect to any of the foregoing; provided, however, that no Lender shall be liable to the Administrative Agent or any of its Related Parties to the extent such liability has resulted primarily from the gross negligence or willful misconduct of the Administrative Agent or, as the case may be, such 177 US-DOCS\121951479.16133960081.2

Related Party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. To the extent required by any applicable Requirements of Law, the(c) Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If any payment is made to any Lender by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the Internal Revenue Service or any other Governmental Authority, or the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. The Administrative Agent may offset against any payment to any Lender under a Loan Document, any applicable withholding Tax that was required to be withheld from any prior payment to such Lender but which was not so withheld, as well as any other amounts for which the Administrative Agent is entitled to indemnification from such Lender under this Section 9.08(c). Resignation of Administrative Agent or Issuing Bank.Section 9.09 The Administrative Agent may resign as Administrative Agent (which(a) resignation shall also be effective in respect of its role as Collateral Agent unless the Administrative Agent otherwise agrees in writing) at any time by delivering notice of such resignation to the Lenders and the Borrower, effective on the date set forth in such notice or, if no such date is set forth therein, upon the date such notice shall be effective in accordance with the terms of this Section 9.09; provided that any such notice provided by the Administrative Agent shall provide for at least thirty (30) days prior notice of such resignation unless the Borrower shall expressly consent in writing to a shorter notice period in its sole discretion. If the Administrative Agent or Collateral Agent or a controlling Affiliate of the Administrative Agent or the Collateral Agent is subject to an Agent-Related Distress Event, the Borrower may remove such Agent from such role upon ten (10) days’ written notice to the Lenders. If the Administrative Agent delivers any such notice, the Required Lenders shall have the right to appoint a successor Administrative Agent and Collateral Agent, if applicable, which is not a Disqualified Institution, which shall be either (i) a Lender or Affiliate or Approved Fund of a Lender or (ii) a bank with an office in the United States and having capital surplus aggregating in excess of $300,000,000, or an Affiliate of any such bank with an office in the United States, with any prohibited appointment to be absolutely void ab initio. If after 30 days after the date of the retiring Administrative Agent’s notice of resignation, no successor Administrative Agent and Collateral Agent, if applicable, has been appointed by the Required Lenders and consented to by the Borrower that has accepted such appointment, then the retiring Administrative Agent (other than to the extent subject to an Agent-Related Distress Event) may, on behalf of the Lenders, appoint a successor Administrative Agent and Collateral Agent, if applicable. Each appointment under this clause (a) shall be subject to the prior consent of the Borrower, which may not be 178 US-DOCS\121951479.16133960081.2 unreasonably withheld, conditioned or delayed but shall not be required during the continuance of a Default or Event of Default under Section 8.01(a), (b), (g), or (h). Effective immediately upon its resignation, (i) the retiring Administrative(b) Agent shall be discharged from its duties and obligations under the Loan Documents, (ii) the Lenders shall assume and perform all of the duties of the Administrative Agent until a successor Administrative Agent shall have accepted a valid appointment hereunder, (iii) the retiring Administrative Agent and its Related Parties shall no longer have the benefit of any provision of any Loan Document other than with respect to any actions taken or omitted to be taken while such retiring Administrative Agent was, or because such Administrative Agent had been, validly acting as Administrative Agent under the Loan Documents and (iv) subject to its rights under Section 9.03, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent and Collateral Agent, if applicable, under the Loan Documents. Effective immediately upon its acceptance of a valid appointment as Administrative Agent, a successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent under the Loan Documents. Any Issuing Bank may resign at any time by delivering notice of such(c) resignation to the Administrative Agent, effective on the date set forth in such notice or, if no such date is set forth therein, on the date such notice shall be effective. Upon such resignation, the Issuing Bank shall remain an Issuing Bank and shall retain its rights and obligations in its capacity as such (other than any obligation to issue Letters of Credit but including the right to receive fees or to have Lenders participate in any Reimbursement Obligation thereof) with respect to Letters of Credit issued by such Issuing Bank prior to the date of such resignation and shall otherwise be discharged from all other duties and obligations as an Issuing Bank (but not in any other capacity) under the Loan Documents. Release or Subordination of Collateral or Guarantors; Entry intoSection 9.10 Intercreditor Agreements. Each Lender and Issuing Bank hereby consents to the automatic release provisions contained in this Agreement and the other Loan Documents and hereby directs the Administrative Agent and Collateral Agent, as applicable, to do the following: release any Subsidiary Guarantor from its guaranty of any Obligation of(a) any Credit Party in accordance with Section 7.09 (including, for the avoidance of doubt, if all of the Equity Interests of such Subsidiary Guarantor owned by any Credit Parties are sold in a sale permitted under the Loan Documents (including pursuant to a waiver or consent), to the extent that, after giving effect to such sale, such Subsidiary Guarantor would not be required to guaranty any Secured Obligations pursuant to Section 5.10); provided that, notwithstanding anything herein to the contrary, the Administrative Agent shall not be authorized to release any Guaranty in the event that a Subsidiary becomes an Excluded Subsidiary by virtue of a conveyance, sale, transfer or other disposition of Equity Interests unless such disposition is a good faith conveyance, sale, transfer or other disposition to a bona-fide unaffiliated third party whose primary purpose is not the release of such Guarantee; subject to the proviso of Section 9.10(a), release or, in the case of clause(b) (ii), release or subordinate, any Lien held by the Collateral Agent for the benefit of the Secured 179 US-DOCS\121951479.16133960081.2

Parties against (i) any Collateral that is sold or otherwise disposed of by a Credit Party in a sale or disposition permitted by the Loan Documents (including pursuant to a valid waiver or consent), to the extent all Liens required to be granted in such Collateral pursuant to Section 5.10 after giving effect to such sale or disposition have been granted (and the Collateral Agent may rely conclusively on a certificate to that effect provided by any Credit Party upon its reasonable request without further inquiry, any which such certificate of a Responsible Officer of a Credit Party shall be conclusive evidence that such requirements have been satisfied), (ii) any property subject to a Lien permitted hereunder in reliance upon Section 6.02(c) (to the extent applying to Liens on Permitted Refinancings described therein), (k), (m), (v), or (aa) (as it pertains to Section 6.01(o)(i)) to the extent required by the documents evidencing such Lien, (iii) all of the Collateral and all Credit Parties, in the case of this clause (iii) upon the Payment in Full of the Obligations, (iv) in connection with the designation of any Restricted Subsidiary as an Unrestricted Subsidiary as permitted hereunder (including, in connection with the property of such Unrestricted Subsidiary or the Equity Interests thereof), (v) any Collateral to the extent such Collateral is comprised of property leased to a Credit Party, upon termination or expiration of such lease, (vi) any Collateral if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 10.02), (vii) any Collateral as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Loan Documents, or (viii) any Property if such Property constitutes Excluded Property; subordinate any Lien on any property granted to or held by the(c) Administrative Agent or Collateral Agent under any Loan Document to the holder of any Lien on such property that is expressly permitted to be senior to the Liens securing the Secured Obligations pursuant to Section 6.02; release any Guarantor from its obligations under the Guarantee if such(d) Person ceases to be a Restricted Subsidiary as a result of a transaction permitted under the Loan Documents; and enter into any Intercreditor Agreement or other subordination agreement it(e) deems reasonable in connection with any refinancing Indebtedness (including, without limitation, Permitted Pari Passu Refinancing Debt and Permitted Unsecured Refinancing Debt), or other obligations permitted hereunder, and that if such Intercreditor Agreement or other subordination agreement is posted to the Lenders three (3) Business Days before being executed and the Required Lenders shall not have objected to such Intercreditor Agreement or other subordination agreement, the Required Lenders shall be deemed to have agreed that the Administrative Agent’s or the Collateral Agent’s entry into such Intercreditor Agreement or other subordination agreement is reasonable and to have consented to such Intercreditor Agreement or other subordination agreement and such Agent’s execution thereof. Each Lender and Issuing Bank hereby directs the Administrative Agent, and the Administrative Agent hereby agrees, upon receipt of reasonable advance notice from the Borrower, to execute and deliver or file such documents and to perform other actions reasonably necessary to release and/or evidence the release of the guaranties, Liens or Guarantors, as applicable, when and as directed in this Section 9.10. Any such release shall not in any manner 180 US-DOCS\121951479.16133960081.2 discharge, affect or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral (to the extent otherwise applicable pursuant to the terms of the Loan Documents, and for the avoidance of doubt other than in the case of any Excluded Property) except to the extent otherwise released in accordance with the provisions of the Loan Documents. Additionally, the Lenders hereby irrevocably agree that any Restricted Subsidiary that is a Guarantor shall be automatically released from the Guarantees upon consummation of any transaction permitted by this Agreement resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary or upon becoming an Excluded Subsidiary. The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to, and the Administrative Agent and the Collateral Agent agree to, execute and deliver any instruments, documents and agreements necessary or desirable or reasonably requested by the Borrower to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this Section 9.10, all without the further consent or joinder of any Lender and without any representation or warranty of any such Agent or Lender. Additional Secured Parties. The benefit of the provisions of theSection 9.11 Loan Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not a Lender or Issuing Bank as long as, by accepting such benefits, such Secured Party agrees, as among the Administrative Agent and all other Secured Parties, that such Secured Party is bound by (and, if requested by the Administrative Agent, shall confirm such agreement in a writing in form and substance acceptable to the Administrative Agent) this Article IX, Section 2.14(d) and Sections 10.03(c), 10.09, 10.10 and 10.12 and the decisions and actions of the Administrative Agent and the Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided, however, that, notwithstanding the foregoing, (a) such Secured Party shall be bound by Section 9.08 only to the extent of liabilities, costs and expenses with respect to or otherwise relating to the Collateral held for the benefit of such Secured Party, in which case the obligations of such Secured Party thereunder shall not be limited by any concept of pro rata share or similar concept, (b) except as set forth specifically herein, each of the Administrative Agent, the Lenders and the Issuing Bank shall be entitled to act at its sole discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (c) except as set forth specifically herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Loan Document. Certain ERISA Matters.Section 9.12 Each Lender (x) represents and warrants, as of the date such Person(a) became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arranger and their respective Affiliates, and not, for the 181 US-DOCS\121951479.16133960081.2

avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true: such Lender is not using “plan assets” (within the meaning of(i) Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments, the prohibited transaction exemption set forth in one or more(ii) PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (A) such Lender is an investment fund managed by a “Qualified(iii) Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or such other representation, warranty and covenant as may be agreed(iv) in writing between the Administrative Agent, in its sole discretion, and such Lender. Erroneous Payments.Section 9.13 If the Administrative Agent notifies a Lender or Secured Party, or any(a) Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a 182 US-DOCS\121951479.16133960081.2

portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error; Without limiting immediately preceding clause (a), each Payment(b) Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: an error may have been made (in the case of immediately preceding(i) clauses (x) or (y)) or an error has been made (in the case of immediately preceding clause (z)) with respect to such payment, prepayment or repayment; and such Payment Recipient shall promptly (and, in all events, within(ii) one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof and that it is so notifying the Administrative Agent pursuant to this Section 9.13(b). Each Lender or Secured Party hereby authorizes the Administrative Agent(c) to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement. In the event an Erroneous Payment (or portion thereof) is not recovered by(d) the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s request to such Lender at any time, (i) such Lender shall be deemed to have assigned its Loans (but not its Commitments) of the relevant Class with respect to which such Erroneous Payment was made 183 US-DOCS\121951479.16133960081.2

(the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an electronic settlement system as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment and (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement. To the extent permitted by applicable law, no Payment Recipient shall(e) assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Section 9.13(f) shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. This Section 9.13 shall not apply to the disbursement of any proceeds of a(g) Loan to or at the express direction of the Borrower, unless otherwise expressly agreed in writing by the Borrower. Notwithstanding anything to the contrary herein or in any other Loan(h) Document, the Borrower and the Credit Parties shall have no obligations, liabilities or responsibilities for any actions, consequences or remediation (including the repayment or recovery of any amounts) contemplated by this Section 9.13. 184 US-DOCS\121951479.16133960081.2

ARTICLE X MISCELLANEOUS Notices.Section 10.01 Generally. Except in the case of notices and other communications(a) expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows: if to any Credit Party, to the Borrower at: Blend Labs, Inc. 415 Kearny St. San Francisco, CA 94108 Attention: Legal Tel: (650) 550-4810 Email: legal@blend.com; crystal@blend.com; marc@blend.com and (which shall not constitute notice): Latham & Watkins LLP 140 Scott Drive Menlo Park, CA 94025 Attention: Tad Freese Tel: (650) 463-3060 Email: tad.freese@lw.com if to the Administrative Agent or the Collateral Agent at: Owl Rock Technology Finance Corp. 399 Park Avenue, 38th Floor New York, NY 10022 Attention: Bryan Cole Phone: (212) 419-3035 E-mail: bryan@owlrock.com; finance@owlrock.com; SLS_OwlRockTechFinCorp_OREC@StateStreet.com with a copy to (which shall not constitute notice): Proskauer Rose LLP One International Place Boston, MA 02110-2600 Attention: Gary J. Creem Phone: (617) 526-9637 Email: gcreem@proskauer.com 185 US-DOCS\121951479.16133960081.2 if to a Lender, Issuing Bank or Swingline Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, they shall be deemed to have been given at the opening of business on the next Business Day for the recipient); notices sent by electronic mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent by 6:00 p.m. New York City time on a Business Day for the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. Notices delivered through electronic communications (other than electronic mail) to the extent provided in clause (b) below, shall be effective as provided in said clause (b). Any party hereto may change its address or telecopier number or electronic mail address for notices and other communications hereunder by written notice to the Borrower, the Agents, the Issuing Bank and the Lenders. Electronic Communications. Notices and other communications to the(b) Lenders and the Issuing Bank hereunder may (subject to Section 10.01(d)) be delivered or furnished by electronic communication (excluding electronic mail (which is covered above in clause (a)) but including Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Each of the Administrative Agent, the Collateral Agent and the Borrower may agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it (including as set forth in Section 10.01(d)); provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its electronic mail address as described in the foregoing clause (a) of notification that such notice or communication is available and identifying the website address therefor. Change of Address, etc. Any party hereto may change its address or(c) telecopier number or electronic mail address for notices and other communications hereunder by written notice to the other parties hereto. Posting. Each Credit Party hereby agrees that it will provide to the(d) Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication (unless otherwise approved 186 US-DOCS\121951479.16133960081.2 in writing by the Administrative Agent) that (i) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) [reserved], (iv) provides notice of any Default under this Agreement or (v) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications, collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at such e-mail address(es) provided to the Borrower from time to time or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. In addition, each Credit Party agrees to continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement or any other Loan Document or in such other form, including hard copy delivery thereof, as the Administrative Agent shall reasonably request. Nothing in this Section 10.01 shall prejudice the right of the Agents, any Lender or any Credit Party to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document or as any such Agent shall require. Platform. Each Credit Party further agrees that any Agent may make the(e) Communications available to the Lenders by posting the Communications on IntraLinks or SyndTrak or a substantially similar secure electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Agents do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent in connection with the Communications or the Platform. In no event shall any Agent or any of its Related Parties have any liability to the Credit Parties, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Credit Party’s or such Agent’s transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s bad faith, gross negligence or willful misconduct. Public/Private. (i) Each Credit Party hereby authorizes the Administrative(f) Agent to distribute (A) to Public Siders all Communications that the Borrower identifies in writing as containing no MNPI (“Public Side Communications”), and the Borrower represents and warrants that no such Public Side Communications contain any MNPI, and, at the reasonable written request of the Administrative Agent, the Borrower shall use commercially reasonable efforts to identify Public Side Communications by clearly and conspicuously marking the same as “PUBLIC”; and (B) to Private Siders all Communications other than Public Side Communications (such Communications, “Private Side Communications”). The Borrower agrees to designate as Private Side Communications only those Communications or portions thereof that it reasonably believes in good faith constitute MNPI, and agrees to use all commercially reasonable efforts not to designate any Communications provided under Section 5.01(a), (b) and (c) as Private Side Communications. “Private Siders” shall mean Lenders’ 187 US-DOCS\121951479.16133960081.2 employees and representatives who have declared that they are authorized to receive MNPI. “Public Siders” shall mean Lenders’ employees and representatives who have not declared that they are authorized to receive MNPI; it being understood that Public Siders may be engaged in investment and other market-related activities with respect to the Borrower’s or its Affiliates’ securities or loans. “MNPI” shall mean material non-public information (within the meaning of United States federal securities laws assuming that the Borrower is a public reporting company under federal securities laws (regardless of whether the Borrower is actually a public reporting company under federal securities laws)) with respect to the Borrower, its Subsidiaries and any of their respective securities. Each Lender acknowledges that United States federal and state(ii) securities laws prohibit any person from purchasing or selling securities on the basis of material, non-public information concerning the issuer of such securities or, subject to certain limited exceptions, from communicating such information to any other person. Each Lender confirms that it has developed procedures designed to ensure compliance with these securities laws. Each Lender acknowledges that circumstances may arise that(iii) require it to refer to Communications that may contain MNPI. Accordingly, each Lender agrees that it will use commercially reasonable efforts to designate at least one individual to receive Private Side Communications on its behalf in compliance with its procedures and applicable Requirements of Law and identify such designee (including such designee’s contact information) on such Lender’s Administrative Questionnaire. Each Lender agrees to notify the Administrative Agent in writing from time to time of such Lender’s designee’s e-mail address to which notice of the availability of Private Side Communications may be sent by electronic transmission. Waivers; Amendment.Section 10.02 Generally. No failure or delay by any Agent, the Issuing Bank or any(a) Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether any Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Required Consents. Subject to Section 10.02(c), (d) and (e), neither this(b) Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, 188 US-DOCS\121951479.16133960081.2 amended, supplemented or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Administrative Agent or, in the case of any other Loan Document (other than the Fee Letters, which may be amended in accordance with their terms), pursuant to an agreement or agreements in writing entered into by the Administrative Agent, the Collateral Agent (in the case of any Security Document) and the Credit Party or Credit Parties that are party thereto, in each case with the written consent of the Required Lenders; provided that no such agreement shall be effective if the effect thereof would be to: increase the Commitment of any Lender without the written(i) consent of such Lender (other than with respect to any Incremental Facilities to which such Lender has agreed) (it being understood that no amendment, modification, termination, waiver or consent with respect to any condition precedent, covenant, mandatory prepayment or Default or Event of Default shall constitute an increase in the Commitment of any Lender); reduce the principal amount of or premium, if any, on any Loan or(ii) LC Disbursement or reduce the rate of interest thereon or fees thereon (but excluding any waiver of the imposition of the Default Rate or amendment of the definition of “Default Rate”), including any provision establishing a minimum rate (other than any waiver, extension or reduction of interest pursuant to Section 2.06(c) or any waivers of conditions precedent, waivers or extensions of mandatory prepayments or commitment reduction or, for the avoidance of doubt, waivers of the provisions of Section 2.20(f) (provided that any change in the definition of any ratios used in calculating any interest rate or fee (or any component definition thereof) shall not constitute a reduction in any rate of interest) for purposes of this clause (ii)), or reduce or waive any fees (including any fees or any prepayment fee or premium) payable hereunder, without the written consent of each Lender directly and adversely affected thereby (it being understood that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in any fee for purposes of this clause (ii)); (A) extend the scheduled final maturity of any Term Loan or(iii) extend any scheduled date of payment of principal amount of any Term Loan under Section 2.09 (other than, for the avoidance of doubt, any mandatory prepayment) except in accordance with Section 2.20, Section 2.21 and Section 2.22, (B) postpone the date for payment of any Reimbursement Obligation or any interest, premium or fees payable hereunder (other than waivers of default interest, Defaults or Events of Default, waivers or extension of any mandatory prepayments or default interest or, for the avoidance of doubt, waivers of the provisions of Section 2.20(f)), or (C) postpone the scheduled date of expiration of any Revolving Commitment or any Letter of Credit or date of repayment of any Revolving Loans or Letter of Credit, in each case, beyond the Revolving Maturity Date except in accordance with Section 2.18(c), Section 2.20, Section 2.21, and Section 2.22, as applicable, in any case, without the written consent of each Lender directly and adversely affected thereby; provided, that waivers of any condition precedent shall not constitute an extension of maturity date; 189 US-DOCS\121951479.16133960081.2 release the Borrower or release all or substantially all of the value(iv) of the Subsidiary Guarantors from their Guarantee (except as expressly provided in Article IX), without the written consent of each Lender; release all or substantially all of the Collateral from the Liens(v) created by the Security Documents without the written consent of each Lender (except as otherwise expressly permitted hereby or by the Security Documents); provided that, for the avoidance of doubt, any transaction permitted under Section 6.04 or Section 6.05 shall not be subject to this clause (iii) to the extent such transaction does not result in the release of all or substantially all of the Collateral; change any provision of this Section 10.02(b) that has the effect of(vi) decreasing the number of Lenders that must approve any amendment, modification or waiver, without the written consent of each Lender (other than modifications in connection with repurchases of Loans, amendments with respect to any Incremental Facilities and amendments with respect to extensions of maturity, which shall only require the written consent of each Lender directly and adversely affected thereby); change the percentage set forth in the definition of “Required(vii) Lenders,” “Required Revolving Lenders” or any other provision of any Loan Document (including this Section) specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder without the written consent of each Lender, other than (i) to increase such percentage or number or to give any Additional Lender or group of Lenders such right to waive, amend or modify or make any such determination or grant any such consent or (ii) modifications in connection with repurchases of Loans, amendments with respect to any Incremental Facilities and amendments with respect to extensions of maturity, which shall only require the written consent of each Lender directly and adversely affected thereby; change or waive any provision of Article IX as the same applies to(viii) any Agent, or any other provision hereof as the same applies to the rights or obligations of any Agent, in each case without the written consent of such Agent; change or waive any obligation of the Lenders relating to the(ix) issuance of or purchase of participations in Letters of Credit, without the written consent of the Administrative Agent and the Issuing Bank; change or waive any obligation of the Swingline Lender relating to(x) any Swingline Loan, without the written consent of the Administrative Agent and the Swingline Lender; or make any change or amendment including without limitation, any(xi) amendment of this Section 10.02(b)(xi) which shall unless in writing and signed by the Issuing Bank in addition to the Lenders required above, adversely affect the rights or duties of the Issuing Bank under this Agreement or any document relating to any Letter of Credit issued or to be issued by it. 190 US-DOCS\121951479.16133960081.2

Notwithstanding anything herein to the contrary, (I) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except to the extent the consent of such Lender would be required under clause (i), (ii) or (iii) in the first proviso to the first sentence of this Section 10.02(b) and, but only to the extent that any such matter disproportionately affects such Defaulting Lender, clauses (iv) or (v) of such proviso (and any such Defaulting Lender shall be excluded from the calculation of any requisite voting percentage by excluding the Defaulting Lender (and all Loans or Commitments held thereby) from both the numerator and the denominator of the applicable calculation), (II)this Agreement and any other Loan Document may be amended, modified or supplemented solely with the consent of the Administrative Agent (or the Collateral Agent, as applicable) and the Borrower, each in their sole discretion, without the need to obtain the consent of any other Lender if such amendment, modification or supplement is delivered in order to (v) amend any provision of any Security Document, the Guarantee, or enter into any new agreement or instrument, to be consistent with this Agreement and the other Loan Documents or as required by local law to give effect to any guaranty, or to give effect to or to protect any security interest for the benefit of the Secured Parties, in any property so that the security interests comply with applicable law, (w) unless the same is objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof by the Borrower or the Administrative Agent, cure ambiguities, defects, errors, inconsistencies, mistakes, or omissions of a technical nature in this Agreement or the applicable Loan Document, (x) add terms that are favorable to the Lenders (as reasonably determined by the Administrative Agent) in connection with an Incremental Facility or Credit Agreement Refinancing Indebtedness, (y) create a fungible Class of Term Loans (including by increasing (but, for the avoidance of doubt, not by decreasing) the amount of amortization due and payable with respect to any Class of Term Loan) or (z) in the case of any applicable Intercreditor Agreement (or any other intercreditor agreement and/or subordination agreement pursuant to, or contemplated by, the terms of this Agreement (including with respect to Indebtedness permitted pursuant to Section 6.01 and defined terms referenced therein)), if such amendment relates to Obligations other than the Obligations hereunder, or to grant a new Lien for the benefit of the Secured Parties or extend an Existing Lien over additional property. Any waiver, amendment, supplement or modification in accordance with this Section 10.02 shall apply equally to each of the affected Lenders and shall be binding upon the Borrower, the Subsidiary Guarantors, all Lenders, the Administrative Agent, the Collateral Agent and all future holders of the affected Loans. In the case of any waiver in accordance with this Section 10.02, the Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default so waived shall be deemed to be cured and not continuing, it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. In connection with the foregoing provisions, the Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Collateral.(c) Without the consent of any other person, but subject to the terms of(i) any applicable Intercreditor Agreement, the applicable Credit Party or Credit Parties and 191 US-DOCS\121951479.16133960081.2

the Administrative Agent and/or Collateral Agent may (in its or their respective sole discretion, or shall, to the extent required by any Loan Document enter into any amendment or waiver of any Loan Document, or enter into any new agreement or instrument), to effect the granting, perfection, protection, expansion (including to cover additional amounts as secured obligations thereunder) or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable Requirements of Law (including local law). Notwithstanding anything in this Agreement or any Security(ii) Document to the contrary, the Administrative Agent and/or, as applicable, the Collateral Agent may, in its sole discretion, grant extensions of time for the satisfaction of any of the requirements under Sections 5.10 and 5.11 or of any Security Document in respect of any particular Collateral or any particular Subsidiary if it determines that the satisfaction thereof with respect to such Collateral or such Subsidiary cannot be accomplished without undue expense or unreasonable effort or due to factors beyond the control of the Borrower and the Restricted Subsidiaries by the time or times at which any such requirement would otherwise be required to be satisfied under this Agreement or any Security Document. Subject to the proviso of Section 9.10(a), the Lenders hereby(iii) irrevocably agree that the Liens granted to the Collateral Agent by the Credit Parties on any Collateral shall be automatically released (i) in full, upon the Payment in Full of the Obligations, (ii) upon the sale or other disposition of such Collateral to any Person other than another Credit Party, to the extent such sale or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided by any Credit Party upon its reasonable request without further inquiry), (iii) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 10.02), (iv) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the applicable Guarantee (in accordance with the final paragraph of Section 9.10), (v) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Security Documents, or (vi) if such assets constitute Excluded Property. Certain Other Amendments. Notwithstanding anything in this Agreement(d) (including, without limitation, this Section 10.02) or any other Loan Document to the contrary, (i) this Agreement and the other Loan Documents may be amended to effect an Incremental Amendment, Refinancing Amendment or Extension Amendment pursuant to Sections 2.20, 2.21 or 2.22 (and the Administrative Agent and the Borrower may effect such amendments to this Agreement and the other Loan Documents without the consent of any other party as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the terms of any such Incremental Amendment, Refinancing Amendment or Extension Amendment), (ii) the Loan Documents may be amended to add documentation agents 192 US-DOCS\121951479.16133960081.2 and make customary changes and references related thereto with the consent of only the Borrower and the Administrative Agent and (iii) any condition precedent to any Borrowing of Revolving Loans may be waived by the Required Revolving Lenders and, in the case of the issuance of a Letter of Credit, the Issuing Bank,, and, for the avoidance of doubt, waivers by no other Lender (or the Required Lenders) shall be required. Non-Consenting Lenders. The Borrower may, at its sole expense and(e) effort, upon notice to a Non-Consenting Lender and the Administrative Agent, require such Lender to (i) be paid off in full for all of its Loans, premiums, fees, interest due and all other amounts payable to it (or to become payable to it upon such payoff in full) related thereto and relinquish all rights it has under the Loan Documents, or (ii) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.04), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.15 and 2.16) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment or the Borrower (in which case such Term Loans shall, after such assignment, be immediately deemed cancelled for all purposes and no longer outstanding (and may not be resold) for all purposes of this Agreement and the other Loan Documents)); provided that, in the case of this clause (ii), (1) the Borrower or other assignee shall have paid to the Administrative Agent (unless waived by the Administrative Agent) the assignment fee (if any) specified in Section 10.04(b); (2) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable (including any amount pursuant to Section 2.10(k)) to it hereunder in connection with any prepayment of its Loans and under the other Loan Documents from the assignee or the Borrower; (3) such assignment does not conflict with applicable Law; and (4) the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, other than as a result of a waiver by such Lender, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Additional Credit Facilities. Subject to Sections 2.21 and 2.22 hereof, this(f) Agreement may be amended (or amended and restated) (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion. Expenses; Indemnity; Damage Waiver.Section 10.03 Costs and Expenses. The Borrower shall pay, promptly following written(a) demand therefor (including documentation to reasonably support such request): (i) all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and their respective Affiliates (including the reasonable, documented and invoiced out-of-pocket fees, charges and disbursements of one primary counsel to the Agents and their respective Affiliates, taken as a whole, selected by the Administrative Agent (plus one additional primary counsel reasonably necessary due to actual or reasonably perceived potential 193 US-DOCS\121951479.16133960081.2 conflicts of interest among such parties, where the parties affected by such conflict informs the Borrower of such conflict) plus, if reasonably necessary, the reasonable, documented and invoiced out-of-pocket fees and expenses of one local counsel per relevant jurisdiction that is material to the interests of the Lender (plus one additional local counsel in each such relevant jurisdiction reasonably necessary due to actual or reasonably perceived potential conflicts of interest among such parties in each relevant jurisdiction to each group of similarly affected Persons, in each case, with the consent of the Borrower, not to be unreasonably withheld, conditioned or delayed) (which may include a single special counsel acting in multiple jurisdictions, in each case, in jurisdictions material to the interests of the Lenders) and consultants for the Administrative Agent, the Collateral Agent and the Lenders, in connection with the preparation, negotiation, execution, delivery, filing and administration of this Agreement and the other Loan Documents and any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, including in connection with post-closing searches to confirm that security filings and recordations have been properly made, (ii) all reasonable, documented and invoiced out-of-pocket expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable, documented and invoiced out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, any Lender, the Swingline Lender or any Issuing Bank (including the reasonable, documented and invoiced out-of-pocket fees, charges and disbursements of one primary counsel to the Agents and their respective Affiliates, taken as a whole, selected by the Administrative Agent (plus one additional counsel reasonably necessary due to actual or reasonably perceived potential conflicts of interest among such parties, where the parties affected by such conflict informs the Borrower of such conflict) plus, if reasonably necessary, the reasonable, documented and invoiced out-of-pocket fees and expenses of one local counsel per relevant jurisdiction that is material to the interests of the Lender (plus one additional local counsel reasonably necessary due to actual or reasonably perceived potential conflicts of interest among such parties in each relevant jurisdiction to each group of similarly affected Persons, in each case, with the consent of the Borrower, not to be unreasonably withheld, conditioned or delayed) (which may include a single special counsel acting in multiple jurisdictions, in each case, in jurisdictions material to the interests of the Lenders), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 10.03, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and (iii) all Other Taxes, as provided in Section 2.15. Indemnification by the Borrower. The Borrower shall indemnify the(b) Administrative Agent, the Collateral Agent, each Lender, each Commitment Party, the Lead Arranger and Bookrunner, each Issuing Bank, the Swingline Lender and each Related Party of any of the foregoing persons (but excluding in any case any Excluded Affiliate) (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all actual and direct losses (other than lost profits), claims, damages, liabilities and related reasonable, documented and invoiced out-of-pocket expenses (including the reasonable, documented and invoiced out-of-pocket fees, expenses, charges and disbursements of one counsel for all Indemnitees, taken as a whole, selected by the Administrative Agent (plus one additional counsel reasonably necessary due to actual or reasonably perceived potential conflicts of interest among the Indemnitees, where the Indemnitee affected by such conflict informs the 194 US-DOCS\121951479.16133960081.2

Borrower of such conflict) plus, if reasonably necessary, the reasonable and documented out-of-pocket fees and expenses of one local counsel per relevant jurisdiction that is material to the interests of the Lender (plus one additional local counsel reasonably necessary due to actual or reasonably perceived potential conflicts of interest among such parties in each relevant jurisdiction to each group of similarly affected indemnified persons, in each case, with the consent of the Borrower, not to be unreasonably withheld, conditioned or delayed) (which may include a single special counsel acting in multiple jurisdictions, in each case, in jurisdictions material to the interests of the Lenders) and consultants or third party advisors (but excluding allocated costs of in-house counsel) incurred by any Indemnitee or asserted against any Indemnitee by any party hereto or any third party arising out of, in connection with, or as a result of (i) the Transactions (or any of them), the execution or delivery of this Agreement, any other Loan Document, or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including, without limitation, any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release or threatened Release of Hazardous Materials on, at, under or from any Real Property or facility now or hereafter owned, leased or operated by any Group Member at any time, or any Environmental Claim related in any way to any Group Member, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a final, non-appealable judgment of a court of competent jurisdiction to have resulted from (w) the fraud, bad faith, gross negligence or willful misconduct of any Indemnitee or any of its Related Parties, (x) result from a claim brought by the Borrower or any other Credit Party against an Indemnitee for material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such other Credit Party has obtained a final non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction, (y) arises from disputes arising solely among indemnified persons that do not involve any act or omission by any Group Member or its Affiliates (other than disputes involving claims against the Agents or any other agent or arranger in their respective capacities as such), or (z) are payable as a result of a settlement agreement related to the foregoing effected without the written consent of the Borrower (which consent shall not to be unreasonably withheld, conditioned or delayed) (in the case of this clause (z)) (for the avoidance of doubt, if settled with the Borrower's written consent, or if there is a final judgment for the plaintiff against an Indemnitee in any proceeding, the Borrower shall indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above); provided, however, that such Indemnitee shall promptly refund any amount paid to such Indemnitee for fees, expenses, damages, indemnification or contribution, in each case, pursuant to this Section 10.03(b) to the extent that there is a final, non-appealable judicial determination that such Indemnitee was not entitled to indemnification pursuant to the express terms of this Section 10.03. For the avoidance 195 US-DOCS\121951479.16133960081.2 of doubt, this Section 10.03(b) shall not apply to Taxes other than Taxes that represent losses, claims, damages, liabilities, etc. arising from any non-Tax claim. Reimbursement by Lenders. To the extent that the Borrower for any(c) reason fails to pay any amount required under clause (a) or (b) of this Section 10.03 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Collateral Agent, the Issuing Bank, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Issuing Bank, or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (such indemnity shall be effective whether or not the related losses, claims, damages, liabilities and related expenses are incurred or asserted by any party hereto or any third party); provided that (i) the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Issuing Bank in its capacity as such, the Swingline Lender in its capacity as such or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Issuing Bank in connection with such capacity or the Swingline Lender in such capacity, (ii) such indemnity for the Issuing Bank shall not include losses incurred by the Issuing Bank due to one or more Lenders defaulting in their obligations to purchase participations of LC Exposure under Section 2.18(d) or to make Revolving Loans under Section 2.18(e) and (iii) such indemnity for the Swingline Lender shall not include losses incurred by the Swingline Lender due to one or more Lenders defaulting in their obligations to purchase participations of Swingline Loans under Section 2.17 (it being understood that this proviso shall not affect the Issuing Bank’s or Swingline Lender’s rights against any Defaulting Lender). The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.14. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposure, outstanding Term Loans and unused Commitments at the time. Waiver of Consequential Damages, Etc. To the fullest extent permitted by(d) applicable Requirements of Law, no party hereto shall assert, and each party hereby waives, any claim against any other party hereto on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No party hereto shall be liable for any damages (other than those damages resulting from bad faith, fraud, gross negligence or willful misconduct of such Indemnitee, as determined by a court of competent jurisdiction by final and non-appealable judgment) arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. Payments. All amounts due under this Section shall be payable not later(e) than thirty (30) Business Days after written demand (including detailed invoices) therefor. 196 US-DOCS\121951479.16133960081.2

Successors and Assigns.Section 10.04 Successors and Assigns Generally. The provisions of this Agreement shall(a) be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder (other than in connection with a transaction permitted by Section 6.04) without the prior written consent of the Administrative Agent, the Collateral Agent, the Issuing Bank, the Swingline Lender and each Lender (and any other attempted assignment or transfer by a Credit Party shall be null and void), and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of clause (b) of this Section 10.04, Section 2.16(b) or Section 10.02(e), (ii) by way of participation in accordance with the provisions of clause (d) of this Section 10.04 or (iii) by way of pledge or assignment of a security interest in accordance with clause (f) of this Section 10.04. Nothing in this Agreement or any other Loan Document, expressed or implied, shall be construed to confer upon any person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in clause (d) of this Section 10.04 and, to the extent expressly contemplated hereby, the other Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement or any other Loan Document. Assignments by Lenders. Any Lender may at any time assign to one or(b) more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) subject to, except in the case of an assignment to (x) in the case of Term Loan Commitments or Term Loans, a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender (in each case other than a Disqualified Institution), and (y) in the case of Revolving Commitments or Revolving Loans, a Revolving Lender, an Affiliate of a Revolving Lender (in each case, other than a Disqualified Institution), the prior written consent of (A) the Administrative Agent, (B) so long as (1) no Event of Default under Section 8.01(a), (b), (d) (solely as a result of a breach of Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d)) shall have occurred and be continuing or (2) with respect to the elevation of any participation to an assignment, if Owl Rock, in its sole discretion, determines the assignment is necessary to comply with or avoid the consequences of a determination by any regulatory authority, including the Securities and Exchange Commission or court of law, in each case, the Borrower (the Borrower’s consent to be deemed to have been given if (except in the case of a proposed assignment to a Disqualified Institution) the Borrower shall not have responded within ten (10) Business Days of a written request for such consent), and (C) in the case of Revolving Commitments or Revolving Loans, the Issuing Bank and the Swingline Lender (in the case of clauses (A), (B) and (C), such consent not to be unreasonably withheld, conditioned or delayed); provided that: except in the case of any assignment (a) of the entire remaining(i) amount of the assigning Lender’s Commitment and the Loans at the time owing to it, (b) to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender or (c) as agreed by the Borrower and the Administrative Agent, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the 197 US-DOCS\121951479.16133960081.2

Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000, and $1,000,000 increments, or if less, all of such Lender’s remaining Loans and commitments of the applicable Class (provided, that contemporaneous assignments to or by two or more affiliated Approved Funds shall be aggregated for purposes of meeting such minimum transfer amount), unless each of the Administrative Agent, and so long as no Event of Default under Section 8.01(a), (b), (d) (solely as a result of a breach of Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d)) has occurred and is continuing, the Borrower otherwise consents (such consent not to be unreasonably withheld, conditioned or delayed, and which consent shall be deemed to have been given by the Borrower if the Borrower has not responded within ten (10) Business Days of a written request for such consent); each partial assignment shall be made as an assignment of a(ii) proportionate part of all of the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate tranches on a non-pro rata basis; the parties to each assignment shall execute and deliver to the(iii) Administrative Agent an Assignment and Assumption, together with (other than in the case of an assignment to an Affiliate of the assigning Lender) a processing and recordation fee of $3,500 (which fee may be waived or reduced by the Administrative Agent in its discretion), and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all requested know-your-customer documentation; no assignment shall be made to a Disqualified Institution without(iv) the Borrower’s prior consent in writing (which consent may be withheld in its absolute discretion) unless an Event of Default under Section 8.01(a), (b), (d) (solely as a result of a breach of Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d) is at such time continuing; provided that the Administrative Agent shall have no responsibility (in its capacity as Administrative Agent) for monitoring, ascertaining, inquiring into or enforcing any Lender’s compliance with the provisions related to Disqualified Institutions, and without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to, or the restrictions on any exercise of rights or remedies of, any Disqualified Institution; and notwithstanding anything to the contrary contained in this Section(v) 10.04(b) or any other provision of this Agreement, the Lenders shall have no right at any 198 US-DOCS\121951479.16133960081.2 time to sell, assign or transfer any Loans owing to it to the Borrower or any of its Subsidiaries; Subject to the recording thereof by the Administrative Agent pursuant to clause (c) of this Section 10.04, from and after the date such recordation in the Register is made, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement (including, for the avoidance of doubt, any rights and obligations pursuant to Section 2.15), and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.15, and 10.03 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section 10.04. Register. The Administrative Agent, acting solely for this purpose as a(c) non-fiduciary agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at one of its U.S. offices a copy of each Assignment and Assumption delivered to it (or equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and stated interest amounts of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Lenders shall treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. No assignment shall be effective unless recorded in the Register. The Register is intended to cause each Loan and other obligation hereunder to be in registered form within the meaning of Section 5f.103-1(c) of the United States Treasury Regulations and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version) and within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. The Register shall be available for inspection by the Borrower, the Issuing Bank (with respect to its own interest), the Swingline Lender (with respect to its own interest), the Collateral Agent and any Lender (with respect to its own interests), at any reasonable time and from time to time upon reasonable prior written notice. Participations.(d) Any Lender may at any time, without the consent of, or notice to,(i) the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to any person (other than a natural person or the Borrower or any of its Affiliates or, unless Event of Default under Section 8.01(a), (b), (d) (solely as a result of a breach of Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d) is at such time continuing, any Disqualified Institutions) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion 199 US-DOCS\121951479.16133960081.2 of its Commitment and/or the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such(ii) a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with regard to (a) reductions of principal, interest or fees owing to such Participant to the extent that Lenders have a consent right with respect thereto pursuant to clause (ii) of the first proviso in Section 10.02(b), (b) extensions of final scheduled maturity or times for payment of interest or fees owing to such participant to the extent that Lenders have a consent right with respect thereto pursuant to clauses (iii)(A), (B) and (C) of Section 10.02(b) and (c) releases of Collateral or guarantees requiring the approval of all Lenders with respect to clauses (iv) and (v) of Section 10.02(b), in each case, that directly affects such Participant. Subject to clause (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.15 (provided that each Participant shall be subject to the requirements of those Sections and the definition of Excluded Taxes as if it were a Lender) (provided that any documentation required to be provided by a Participant pursuant to Section 2.15(e) shall be provided to the participating Lender and, if Additional Amounts are required to be paid pursuant to Section 2.15, to the Borrower and the Administrative Agent, and the definition of Excluded Taxes shall apply) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant shall be subject to Section 2.14 as though it were a Lender. Notwithstanding anything to the contrary, no Lender shall enter into any agreement with any Participant that will permit such Participant to influence or control the voting rights of such Lender except with regard to (a) reductions of principal, interest or fees owing to such Participant to the extent that such Participant has a consent right with respect thereto pursuant to this Section 10.02(d)(ii) in clause (ii) of the first proviso in Section 10.02(b), (b) extensions of final scheduled maturity or times for payment of interest or fees owing to such participant to the extent that such Participant has a consent right with respect thereto pursuant to this Section 10.02(d)(ii) with respect to clauses (iii)(A), (B) and (C) of Section 10.02(b) and (c) releases of Collateral or guarantees requiring the approval of all Lenders with respect to clauses (iv) and (v) of Section 10.02(b), in each case, that directly affects such Participant. Each Lender that sells a participation shall, acting solely for this(iii) purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal and stated interest amounts of each participant’s interest in the Loans or other obligations under this Agreement (a 200 US-DOCS\121951479.16133960081.2

“Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of a Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or other obligations under any Loan Document) to any Person except to the extent such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Proposed Treasury Regulations Section 1.163-5(b) (or any amended or successor version) and within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code. Upon request by the Borrower, any Lender that sells a participation shall confirm that any such Participant is not a Disqualified Institution. The entries in a Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in a Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Any such participation that does not comply with this Section shall(iv) be void ab initio and, promptly following such Lender becoming aware that any such participation has been made in breach of this Section, the Participant Register shall be modified by it to reverse such participation and shall be disclosed to the Borrower and the Administrative Agent. The Administrative Agent shall have no responsibility (in its(v) capacity as Administrative Agent) for (i) maintaining a Participant Register and (ii) any Lender’s compliance with this Section, including any sale of participations to a Disqualified Institution in violation hereof by any Lender. Limitations on Participant Rights. A Participant shall not be entitled to(e) receive any greater payment under Sections 2.12, 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or except to the extent the right to greater payment results from a Change in Law after the Participant becomes a Participant. Certain Pledges. Any Lender may at any time pledge or assign a security(f) interest in all or any portion of its rights under this Agreement to secure obligations of such Lender without restriction, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In the case of any Lender that is a fund that invests in bank loans or similar extensions of credit, such Lender may, without the consent of the Borrower or the Administrative Agent or any other Person, collaterally assign or pledge all or any portion of its rights under this Agreement, including the Loans and Notes or any other instrument evidencing its rights as a Lender under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities. 201 US-DOCS\121951479.16133960081.2

Disqualified Institutions. Notwithstanding anything to the contrary herein,(g) if any Loans are assigned to or any participations are purchased or otherwise acquired, without the Borrower’s consent (in violation of Section 10.04(b) or (d)), by a Disqualified Institution, in each case, then: (i) the Borrower may (x) terminate any commitment of such Disqualified Institution and repay any applicable outstanding Loans (in the case of Loans, at a price equal to the lesser of par and the amount the applicable Disqualified Institution paid to acquire such Loans) without premium, penalty, prepayment fee or breakage, and/or (y) require such Disqualified Institution to assign its rights and obligations to one or more Eligible Assignees at the price indicated in the immediately preceding clause (x) (which assignment shall not be subject to the processing and recordation fee described in Section 10.04(b)(iii)), (ii) no such Disqualified Institution shall receive any information or reporting provided by the Borrower, the Administrative Agent or any other Lender, (iii) for purposes of voting, any Loans, Commitments or participations held by such Disqualified Institution shall be deemed not to be outstanding and such Disqualified Institution shall have no voting or consent rights with respect to “required Lender” or Class votes or consents, in each case notwithstanding Section 10.02(b), (iv) for purposes of any matter requiring the vote or consent of each Lender affected by any amendment or waiver, such Disqualified Institution shall be deemed to have voted or consented to approve such amendment or waiver if a majority of the affected Lenders or Class so approve, and (v) such Disqualified Institution shall not be entitled to any expense reimbursement or indemnification rights ordinarily afforded to Lenders or Participants hereunder or in any Loan Document. Notwithstanding anything to the contrary contained in this Agreement, (a) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions and (b) the Borrowers (on behalf of themselves and the other Credit Parties) and the Lenders acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Institution and that the Administrative Agent shall have no liability with respect to any assignment or participation made to a Disqualified Institution. Survival of Agreement. All covenants, agreements, representationsSection 10.05 and warranties made by the Credit Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agents, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Payment in Full of the Obligations and the termination or expiration of the Commitments. The provisions of Sections 2.12, 2.14, 2.15 and Article X shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the Payment in Full of the Obligations or the termination of this Agreement or any provision hereof. Counterparts; Integration; Effectiveness. This Agreement may beSection 10.06 executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements 202 US-DOCS\121951479.16133960081.2 with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Agreement. Severability. Any provision of this Agreement held to be invalid,Section 10.07 illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Right of Setoff. If an Event of Default shall have occurred and beSection 10.08 continuing, each Lender, the Issuing Bank, and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time due and owing by such Lender, the Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party (but excluding amounts held in payroll, employee benefits, tax and other fiduciary or trust accounts) against any and all of the obligations of such Borrower or such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the Issuing Bank, irrespective of whether or not such Lender or the Issuing Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Borrower or such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank or their respective Affiliates may have. Each Lender and the Issuing Bank agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Governing Law; Jurisdiction; Consent to Service of Process.Section 10.09 Governing Law. This Agreement shall be construed in accordance with(a) and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction; provided, that, notwithstanding the foregoing, (i) the interpretation of the definition of Company Material Adverse Effect (as defined in the Closing Date Acquisition Agreement) and whether or not a Company Material Adverse Effect (as defined in the Closing Date Acquisition Agreement) has occurred, (ii) the determination of the accuracy of any Specified Acquisition Agreement Representation and whether as a result of any inaccuracy thereof the Borrower or its Affiliates 203 US-DOCS\121951479.16133960081.2

party to the Closing Date Acquisition Agreement has the right to terminate their obligations under the Closing Date Acquisition Agreement or decline to consummate the Closing Date Acquisition pursuant to the terms thereof, and (c) the determination of whether the Closing Date Acquisition has been consummated in accordance with the terms of the Closing Date Acquisition Agreement and, in any case, claims or disputes arising out of any such interpretation or determination of any aspect thereof shall, in each case, be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts law thereof. Submission to Jurisdiction. Except as provided in the last sentence of this(b) Section 10.09(b), each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Requirements of Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Credit Party or its properties in the courts of any jurisdiction. Waiver of Venue. Each party hereto hereby irrevocably and(c) unconditionally waives, to the fullest extent permitted by applicable Requirements of Law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 10.09(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Requirements of Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Service of Process. Each party hereto irrevocably consents to service of(d) process in any action or proceeding arising out of or relating to any Loan Document, in the manner provided for notices (other than telecopier) in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by applicable Requirements of Law. Waiver of Jury Trial. EACH PARTY HERETO HEREBYSection 10.10 WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO 204 US-DOCS\121951479.16133960081.2

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Headings. Article and Section headings and the Table ofSection 10.11 Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Treatment of Certain Information; Confidentiality. Each of theSection 10.12 Administrative Agent, the Lenders and the Issuing Bank agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (in each case, other than to a Disqualified Institution) (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, investors, lenders, officers, employees, agents, advisors, attorneys, numbering, administration and settlement services provider and other representatives (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential or, with respect to disclosure to investors or prospective investors, such disclosure is in connection with customary portfolio reviews), (b) to the extent requested by any Governmental Authority or regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Requirements of Law or by any subpoena or similar legal process (including, without limitation, in connection with filings, submissions and any other similar documentation required or customary to comply with Securities and Exchange Commission filing requirements), (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of, or preparing to enforce, rights hereunder or thereunder, but only to the extent required in connection with such exercise or enforcement, (f) subject to an agreement containing provisions substantially the same (or at least as restrictive) as those of this Section 10.12, to (i) any financing sources and Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement and in connection with any pledge or assignment made pursuant to Section 10.04(f); provided that no such disclosure shall be made by such Lender or such Agent or any of their respective Affiliates to any such Person that is a Disqualified Institution unless an Event of Default under Section 8.01(a), (b), (d) (solely as a result of a breach of Section 6.08), (g), (h) or (m) (solely with respect to the failure to comply with the financial reporting requirements set forth in Section 5.01(a), (b), (c) or (d) is at such time continuing, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations or (iii) any rating agency for the purpose of obtaining a credit rating applicable to any Credit Party or to the credit facilities hereunder, (g) with the prior consent of the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower, (i) to the extent necessary or customary for inclusion in league table measurements, (j) to the National Association of Insurance Commissioners or any similar organization or any examiner or (k) to a 205 US-DOCS\121951479.16133960081.2

Person that is an investor or prospective investor in a Securitization or other financing, separate account or commingled fund so long as such investor or prospective investor is informed that its access to information regarding the Credit Parties and the Loans and Commitments is solely for purposes of evaluating an investment in such Securitization or other financing, separate account or commingled fund and who agrees to treat such information as confidential, (l) to a Person that is a trustee, collateral agent, collateral manager, servicer, investor or secured party in a Securitization in connection with the administration, servicing and evaluation of, and reporting on, the assets serving as collateral for such Securitization, or (l) otherwise to the extent consisting of general portfolio information that does not identify the Borrower; provided, that with respect to clauses (b) and (c) above, if the Administrative Agent, any Lender or the Issuing Bank receives a subpoena, interrogatory or other request (verbal or otherwise) for any Information, or believes that it is legally required to disclose any of the Information to a third party, it shall, in advance of such disclosure, to the extent practicable and legally permissible and unless such disclosure is made to regulatory or self-regulatory authorities in the course of routine audits and reviews, promptly provide to the Borrower written notice of any such request or requirement so that the Borrower or the applicable Credit Party (or Subsidiary thereof) may seek a protective order or other remedy; provided, further, that it shall (1) exercise reasonable efforts to preserve the confidentiality of such Information, (2) to the extent legally permissible, use commercially reasonable efforts to provide the Borrower, in advance of such disclosure, with copies of any Information it intends to disclose (and, if applicable, the text of the disclosure language itself), and (3) to the extent legally permissible, reasonably cooperate with the Borrower or applicable Credit Party (or Subsidiary thereof) to the extent the Borrower or such Credit Party (or Subsidiary thereof) seeks to limit such disclosures; provided further that no such disclosure shall be made to any members of any deal team of any Agent, any Lender or any Affiliate of any Agent or any Lender that are engaged (x) primarily as principals in private equity or venture capital or (y) in the sale of the Borrower or its Affiliates, including through the provision of advisory services (in each case, other than any “above the wall” individuals) (as described in the immediately preceding clauses (x) and (y), “Excluded Affiliates”). For purposes of this Section, “Information” shall mean all information received from or on behalf of the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries. For purposes of this Section, “Securitization” means a public or private offering by a Lender or any of its Affiliates or their respective successors and permitted assigns, of securities which represent an interest in, or which are collateralized, in whole or in part, by the Loans or the Commitments. Except with respect to disclosing any Information to any Disqualified Institution, any person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord to its own confidential information. The Administrative Agent or any Lender may, with the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed), publish press releases, tombstones, advertising or other promotional materials (whether by means of electronic transmission, posting to a website or other internet application, print media or otherwise) relating to the financing transactions contemplated by this Agreement, which may include a Credit Party’s or its Subsidiary’s name, product photographs, logo, trademark or related information. 206 US-DOCS\121951479.16133960081.2

USA PATRIOT Act Notice. Each Lender that is subject to theSection 10.13 Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of the Credit Parties and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Credit Parties in accordance with the Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests that is required in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. Interest Rate Limitation. Notwithstanding anything herein to theSection 10.14 contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable Requirements of Law (collectively, the “Rate Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable Requirements of Law, the rate of interest payable in respect of such Loan hereunder, together with all Rate Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Rate Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Rate Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender. Obligations Absolute. To the fullest extent permitted by applicableSection 10.15 Requirements of Law, all obligations of the Credit Parties hereunder shall be absolute and unconditional irrespective of: any bankruptcy, insolvency, reorganization, arrangement, readjustment,(a) composition, liquidation or the like of any Credit Party; any lack of validity or enforceability of any Loan Document or any other(b) agreement or instrument relating thereto against any Credit Party; any change in the time, manner or place of payment of, or in any other(c) term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto; any exchange, release or non-perfection of any other Collateral, or any(d) release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; any exercise or non-exercise, or any waiver, of any right, remedy, power or(e) privilege under or in respect hereof or any Loan Document; or 207 US-DOCS\121951479.16133960081.2

any other circumstances which might otherwise constitute a defense (other(f) than the Payment in Full of the Obligations) available to, or a discharge of, the Credit Parties. No Advisory or Fiduciary Responsibility. In connection with allSection 10.16 aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Credit Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Borrower, each other Credit Party and their respective Affiliates, on the one hand, and the Administrative Agent, and the Lenders, on the other hand, (B) each of the Borrower and the other Credit Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower and each other Credit Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, any other Credit Party or any of their respective Affiliates, or any other Person, and (B) neither the Administrative Agent, nor any Lender has any obligation to the Borrower, any other Credit Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Credit Parties and their respective Affiliates, and neither the Administrative Agent, nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Credit Party or any of their respective Affiliates. To the fullest extent permitted by law, the Borrower and each other Credit Party hereby waives and releases any claims that it may have against the Administrative Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Intercreditor Agreement.Section 10.17 Notwithstanding anything to the contrary in this Agreement or in any other(a) Loan Document: (a) the Liens granted to the Collateral Agent in favor of the Secured Parties pursuant to the Loan Documents and the exercise of any right related to any Collateral shall be subject, in each case, to the terms of any applicable Intercreditor Agreement, (b) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and of any applicable Intercreditor Agreement, on the other hand, the terms and provisions of such Intercreditor Agreement shall control, and (c) each Lender and, by its acceptance of the benefit of the Security Documents, each other Secured Party, authorizes the Administrative Agent and/or the Collateral Agent to execute any such Intercreditor Agreement on behalf of such Lender, and such Lender agrees to be bound by the terms thereof. Each Lender and, by its acceptance of the benefit of the Security(b) Documents, each other Secured Party, hereby agrees that the Administrative Agent and/or Collateral Agent may enter into any intercreditor agreement and/or subordination agreement pursuant to, or contemplated by, the terms of this Agreement (including with respect to 208 US-DOCS\121951479.16133960081.2

Indebtedness permitted pursuant to Section 6.01 and defined terms referenced therein) on its behalf and agrees to be bound by the terms thereof and, in each case, consents and agrees to the appointment of Owl Rock (or its affiliated designee, representative or agent) on its behalf as collateral agent, respectively, thereunder. Acknowledgement and Consent to Bail-In of EEA FinancialSection 10.18 Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any party to any other party arising under any Loan Document may be subject to Bail-In Action by the relevant Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by the effect of: any Bail-In Action in relation to any such liability, including (without(a) limitation): a reduction, in full or in part, in the principal amount, or(i) outstanding amount due (including any accrued but unpaid interest) in respect of any such liability; a conversion of all, or part of, any such liability into shares or other(ii) instruments of ownership that may be issued to, or conferred on, it; and a cancellation of any such liability; and(iii) a variation of any term of any Finance Document to the extent necessary to(b) give effect to any Bail-In Action in relation to any such liability. Electronic Execution of Assignments and Certain OtherSection 10.19 Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including, without limitation, Assignment and Assumptions, Borrowing Requests, Interest Election Requests, Compliance Certificates, Joinder Agreements, amendments or other modifications, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. No Other Duties. Notwithstanding anything herein to the contrary,Section 10.20 Lead Arranger, Bookrunner and the Co-Syndication Agents listed on the cover page hereof and introductory paragraph hereto shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in their respective capacities, as applicable, as the Lead Arranger, Bookrunner and Co-Syndication Agents, as applicable, hereunder. 209 US-DOCS\121951479.16133960081.2

ARTICLE XI
ACQUISITION MATTERS

Section 11.01 Consent to the Closing Date Acquisition. Notwithstanding anything to the contrary in the Loan Documents, the Secured Parties and all other parties hereto irrevocably and unconditionally consent to the consummation of the Closing Date Acquisition.

Section 11.02 Reference to Closing Date. Notwithstanding anything to the contrary in the Loan Documents, for purposes of the representations and warranties and the other provisions set forth in Article III of this Agreement, the conditions precedent set forth in Section 4.01 and any reference to "Closing Date" in Article V and Article VI, the making of the Loans and the issuance of Letters of Credit (if any) on the Closing Date shall be assumed to occur concurrently with the consummation of the Closing Date Acquisition.

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US-DOCS\133960080.4 EXHIBIT B Amended Credit Agreement Exhibits See attached.

B-1 US-DOCS\123523847.2 EXHIBIT B [Form of] BORROWING REQUEST Owl Rock Technology Finance Corp. as Administrative Agent for the Lenders referred to below Re : Blend Labs, Inc. [Date] Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of June 30, 2021 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), by and among Blend Labs, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Owl Rock Technology Finance Corp., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in connection therewith sets forth below the terms on which such Borrowing is requested to be made: The undersigned hereby requests a Borrowing of [Term][Revolving][Swingline] Loans. 1. On (a Business Day) (the “Borrowing Date”).1 2. In the amount of $ .2 3. Comprised of [ABR Loans][SOFR Loans]. 4. [For SOFR Loans: with an Interest Period of [1][3][6] months.]3 5. [Below is the location and number of the deposit account to which the funds of such proposed Borrowing are to be disbursed. 1 In the case of Term Loan Borrowings, not later than 12:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing. In the case of a Revolving Borrowing, not later than 12:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing. In the case of Swingline Loan Borrowings, not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing. 2 The minimum amount for ABR Loans is $250,000, and in integral multiples of $100,000. The minimum amount for SOFR Loans is $250,000, and in integral multiples of $100,000. 3 Interest Periods available are one, three or six months.

B-2 US-DOCS\123523847.2 _______________________________ _______________________________ _______________________________ _______________________________] [The conditions set forth in Section 4.02(b) and Section 4.02(c) will be satisfied or waived as of the Borrowing Date.]4 [The Borrower hereby authorizes and directs the Administrative Agent to disburse the proceeds of the Loans as set forth in the funds flow attached to the Letter of Direction delivered on ______ __, 20__.] [Signature Page Follows] 4 For each Credit Extension made after the Closing Date.

B-3 US-DOCS\123523847.2 BLEND LABS, INC. By: Name: Title:

K-1 US-DOCS\123523847.2 EXHIBIT D [Form of] INTEREST ELECTION REQUEST [Date] Owl Rock Technology Finance Corp. as Administrative Agent for the Lenders referred to below Ladies and Gentlemen: Reference is made to the Credit Agreement dated as of June 30, 2021 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) by and among Blend Labs, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Owl Rock Technology Finance Corp., as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Credit Agreement. Pursuant to Section 2.08 of the Credit Agreement, the Borrower hereby gives the Administrative Agent notice that the Borrower hereby requests5: [Option A - Conversion of SOFR Borrowings to ABR Borrowings: to convert $[_____] in principal amount of presently outstanding SOFR Borrowings with a final Interest Payment Date of [_____], [_____] to ABR Borrowings on [_____], [_____] (which is a Business Day).] [Option B - Conversion of ABR Borrowings to SOFR Borrowings: to convert $[_____] in principal amount of presently outstanding ABR Borrowings to SFOR Borrowings on [_____], [_____] (which is a Business Day). The Interest Period for such SOFR Borrowings is ______6 month[s].] [Option C - Continuation of SOFR Borrowings as SOFR Borrowings: to continue as SOFR Borrowings $[_____] in presently outstanding SOFR Borrowings with a final Interest Payment Date of [_____], [_____] (which is a Business Day). The Interest Period for such SOFR Borrowings is [_____]7 month[s].] [remainder of page intentionally left blank] 5 Request must be made (a) in the case of an Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a SOFR Borrowing, not later than 12:00 p.m., New York City time (or such later time on such Business Day as may be reasonably acceptable to the Administrative Agent), three (3) Business Days before the proposed effective date of such election and (b) in the case of a conversion of any Borrowing to an ABR Borrowing, not later than 12:00 p.m., New York City time (or such later time on such Business Day as may be reasonably acceptable to the Administrative Agent), one (1) Business Day before the proposed effective date of such election. 6 Interest Periods available are one, three or six months. 7 Interest Periods available are one, three or six months.

K-1 US-DOCS\123523847.2 Very truly yours, BLEND LABS, INC., as the Borrower By: Name: Title: